                                                             --------------------------
                                  UNITED STATES                     OMB APPROVAL
                       SECURITIES AND EXCHANGE COMMISSION    --------------------------
                             Washington, D.C. 20549           OMB Number: 3235-0570
                                                              Expires: Nov. 30, 2005
                                                              Estimated average burden
                                                              hours per response: 5.0
                                                             --------------------------

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act file number  811-09102
                                   ---------------------------------------------

 iShares, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 45 Fremont Street, San Francisco, CA                           94105
--------------------------------------------------------------------------------
           (Address of principal executive offices)             (Zip code)

 CT Corporation
 300 East Lombard Street, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
                                      (Name and address of agent for service)


 Registrant's telephone number, including area code:   (415) 597-2000
                                                      --------------------------

 Date of fiscal year end:    08/31/2003
                            ---------------------------

 Date of reporting period:   09/01/2002-08/31/2003
                            ---------------------------


    Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

    A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

                                                                      iShares(R)

Item 1. Reports to Stockholders

                       2003 ANNUAL REPORT TO SHAREHOLDERS
                                 AUGUST 31, 2003

                             [GRAPHIC APPEARS HERE]

INDUSTRIAL STRENGTH
INVESTMENT TOOLS

iSHARES MSCI AUSTRALIA INDEX FUND          iSHARES MSCI MEXICO INDEX FUND
iSHARES MSCI BRAZIL INDEX FUND             iSHARES MSCI PACIFIC EX-JAPAN INDEX
                                           FUND
iSHARES MSCI CANADA INDEX FUND             iSHARES MSCI SINGAPORE INDEX FUND
iSHARES MSCI EMERGING MARKETS INDEX FUND   iSHARES MSCI SOUTH AFRICA INDEX FUND
iSHARES MSCI HONG KONG INDEX FUND          iSHARES MSCI SOUTH KOREA INDEX FUND
iSHARES MSCI MALAYSIA INDEX FUND           iSHARES MSCI TAIWAN INDEX FUND

Table of Contents

Shareholder Letter ........................................................   1
Introduction ..............................................................   3
Managers' Discussion & Analysis ...........................................   6
Schedules of Investments ..................................................  30
  iShares MSCI Australia Index Fund .......................................  30
  iShares MSCI Brazil Index Fund ..........................................  33
  iShares MSCI Canada Index Fund ..........................................  34
  iShares MSCI Emerging Markets Index Fund ................................  36
  iShares MSCI Hong Kong Index Fund .......................................  41
  iShares MSCI Malaysia Index Fund ........................................  43
  iShares MSCI Mexico Index Fund ..........................................  44
  iShares MSCI Pacific ex-Japan Index Fund ................................  45
  iShares MSCI Singapore Index Fund .......................................  49
  iShares MSCI South Africa Index Fund ....................................  51
  iShares MSCI South Korea Index Fund .....................................  52
  iShares MSCI Taiwan Index Fund ..........................................  54
Financial Statements ......................................................  56
Financial Highlights ......................................................  64
Notes to the Financial Statements .........................................  76
Report of Independent Auditors ............................................  85
Tax Information (Unaudited) ...............................................  86
Supplemental Information (Unaudited) ......................................  87
Directors Information (Unaudited) .........................................  95
iShares Family of Funds ...................................................  98

To Our Shareholders

For many investors, the last few years have been difficult and challenging. The collapse of the stock market bubble, a tepid economy, corporate accounting scandals, lackluster company earnings and the geopolitical situation all contributed to a three-year bear market. Stock market gains during the first half of 2003 give some hope that the markets have turned a corner, but there is no guarantee that challenging market conditions will not return.

iShares have continued to innovate and expand, offering more tools that help investors tailor their portfolios to achieve diversity and address volatility in a complex market environment. For example, in April of this year, iShares launched an emerging markets exchange traded fund based on the MSCI's Emerging Market Free Index. Last year, iShares launched the first fixed income exchange traded funds, which BUSINESS WEEK named one of the best new products of 2002./1/ We have added a Lehman Aggregate Bond Fund to our fixed income menu, enabling investors to track one of the most well-known U.S. fixed income market indexes. Assets under management for the fixed income iShares funds were $4.3 billion as of August 31, 2003.

With the addition of these iShares, investors can achieve even more diversity in their portfolios -- and at lower cost, since iShares fees are, on average, about half those of actively managed funds./2/ With over 80 different iShares to choose from, investors have the ability to build a diverse portfolio that covers a wide swath of market segments such as capitalization, sectors, value and growth, international and fixed income. That is important because market segments do not tend to move in tandem, particularly in volatile markets. Economic conditions such as inflation, interest rate levels, currency valuations or the price of oil, as well as the normal pace of the economic cycle, all may result in one market segment outperforming another.

We encourage you to talk with your financial advisor about what blend of investments or asset allocation can best help you meet your financial goals. Throughout the coming year we will continue to work closely with the financial advisor community to introduce innovative strategies and structures for their client's portfolios. To learn more about iShares, we encourage you to visit our web site, www.iShares.com.

At times like these, the importance of sound, disciplined investing is greater than ever. Such investing should be grounded in two key concepts: keeping the costs associated with investing as low as possible, and maintaining a diversified portfolio. That is why we believe iShares are an indispensable tool for investors in the current market. And that is also why more and more investors have recognized the benefits of iShares. Assets under management for iShares continue to grow, and as of August 31, 2003, had reached $43.0 billion.

On behalf of the iShares family of funds and our colleagues at Barclays Global Investors, we thank you for making iShares a part of your portfolio. We look forward to meeting your investment needs in the year ahead.

    /s/ Lee T. Kranefuss

    Lee T. Kranefuss
    PRESIDENT AND CHAIRMAN OF THE BOARD OF DIRECTORS FOR iSHARES, INC.

iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI.

----------
/1/ BUSINESS WEEK, 12/16/02.

/2/ Morningstar Principia, BGI analysis 5/03.

SHAREHOLDER LETTER                                                             1

For complete information, including charges and expenses, request a prospectus by calling 1 800 iSHARES (1 800 474 2737). Read it carefully before you invest.

There are risks involved with investing, including possible loss of principal. Diversification may not protect against market risk. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The annual management fees of iShares may be substantially less than those of most mutual funds. iShares transactions will result in brokerage commissions, but the savings from lower annual fees can help offset these costs. Past performance does not guarantee future results.

iShares are not sponsored, endorsed, or issued by Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Morgan Stanley Capital International. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above.

This advertising section does not constitute part of the 2003 Annual Report.

2                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Introduction

In this section, Barclays Global Fund Advisors (the "Investment Advisor") discusses the performance of the iShares MSCI Index Funds (each, a "Fund", and collectively, the "Funds"). The introduction provides an overview of how each Fund seeks to track its respective index. In addition, the introduction identifies some of the key factors that contribute to a Funds' performance against its benchmark index.

Each Fund invests in a representative sample of the component securities in its underlying MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the component securities of the MSCI Index. Certain Funds may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility.

There are several important factors that should be kept in mind when reviewing the performance of each Fund.

PORTFOLIO SAMPLING: Portfolio sampling is a disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. Because of portfolio sampling, the composition of each Fund will vary from that of its underlying MSCI Index. This may cause performance to vary positively or negatively from that of its underlying MSCI Index during any period.

FUND EXPENSES: The MSCI Indexes are only statistical composites that track changes in the financial markets of a particular country or region. Since an index does not actually hold a portfolio of securities, it does not bear management, administration, distribution, transaction or other expenses, while a Fund does incur such expenses, thereby negatively impacting the performance of a Fund.

CONSTRAINTS ON PORTFOLIO MANAGEMENT: The Investment Advisor is subject to a number of constraints when managing the iShares MSCI Index Funds' portfolios. The "Single Issuer Rule" and the "5/50 Rule" are two constraints in the Internal Revenue Code that affect the performance of a number of the Funds.

The "Single Issuer Rule" generally prohibits a Fund from investing more than 25% of the value of a Fund's total assets in the securities of a single issuer. This constraint applies to all share classes of an issuer. As an example, Samsung Electronics ordinary and preferred shares made up 35.71% of the MSCI South Korea Index as of August 31, 2003. Because of the "Single Issuer Rule", however, the iShares MSCI South Korea Index Fund could not invest more than 25% of its assets in Samsung Electronics. This contributed to the difference between the performance of the iShares MSCI South Korea Index Fund and its benchmark index.

The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% in a Fund's portfolio from exceeding 50% of a Fund's total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indexes have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI Mexico Index was 75.77% as of August 31, 2003. Therefore, the iShares MSCI Mexico Index Fund had to underweight some of these stocks relative to the benchmark, and therefore overweight its investment in other stocks. This contributed to the difference between the performance of the iShares MSCI Mexico Index Fund and its benchmark index.

REVENUE DIFFERENTIAL: A fourth factor that causes performance of a Fund to differ from that of its underlying MSCI Index is "revenue differential", or differences between a Fund and the underlying MSCI Index in dividend accruals/reinvestments. The Funds record dividend revenues on the "ex-dividend" dates of the underlying stocks. Prior to January 1, 2001, for developed markets, MSCI used smoothed dividends as opposed to actual dividends by allocating annual dividend revenues evenly over a twelve-month period. Separately, the Funds might have different dividend rates versus the Indexes due to portfolio sampling or different withholding taxes. Finally, while the sole source of revenues for the MSCI Indexes is dividends, the Funds receive interest on uninvested cash and, in the case of most Funds, revenues from the lending of portfolio securities.

INTRODUCTION                                                                   3

EFFECT OF UNINVESTED ASSETS: Another factor that causes performance of a Fund to differ from that of its underlying MSCI Index is the "effect of uninvested assets". Uninvested assets held by a Fund affect performance relative to its underlying benchmark index. In contrast, the MSCI Indexes are always fully comprised of the underlying stocks and thus do not reflect any "unequitized" assets. The "effect of uninvested assets" refers to the impact on performance of the portion of a Fund that is not invested in stocks. Cash is the principal "unequitized" asset of a Fund. The effect of uninvested assets will tend to cause each Fund to outperform its underlying index in falling markets and underperform the underlying index in rising markets. However, even within a period that has a down market return there can be a short period of rising market where the uninvested assets in a Fund have a negative impact on return. In these circumstances, the effect of uninvested assets could worsen a loss for the period.

SECURITIES LENDING: Finally, securities lending is when a Fund loans securities in its portfolio to another party for a given time period and in return receives cash collateral for the loan. Securities lending income is the income earned on lending the securities, which is split between the Fund and the Fund's securities lending agent. While securities lending is intended to improve the performance of the Fund, it may also contribute to differences between the performance of a Fund and its benchmark index.

4                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

                       THIS PAGE INTENTIONALLY LEFT BLANK.

Managers' Discussion & Analysis

iSHARES MSCI AUSTRALIA INDEX FUND
Performance as of 8/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/03      FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
 23.33%   24.49%   23.07%    9.96%   10.34%    9.97%    4.24%    4.36%    4.62%

                            CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/03      FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
 23.33%   24.49%   23.07%   60.73%   63.59%   60.83%   36.39%   37.59%   40.12%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                              MSCI AUSTRALIA INDEX

                      Consumer Discretionary         11.48%
                      Consumer Staples                7.63%
                      Energy                          2.62%
                      Financials                     45.93%
                      Health Care                     2.07%
                      Industrials                     6.11%
                      Information Technology          0.25%
                      Materials                      20.58%
                      Telecommunications Services     2.33%
                      Utilities                       1.00%

PERFORMANCE REVIEW
The total return of the iShares MSCI Australia Index Fund (the "Fund") was 23.33% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Australia Index (the "Index") over the reporting period was 23.07%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund outperformed its benchmark by 0.26 percentage points during the reporting period. This was due to the positive impact of revenue differential, portfolio sampling, and, securities lending, which contributed 1.16, 0.02, and
0.01 percentage points, respectively, to

6                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
the Fund's return. Those factors were partially offset by the impact of expenses and uninvested assets, which subtracted 0.84 and 0.09 percentage points, respectively, from the Fund's return.

KEY MARKET CONDITIONS
During a period when most economies in the world were struggling, Australia continued to flourish. Now in its twelfth year of uninterrupted economic expansion, Australia seemed to sidestep the global downturn that began in 2001. During the past decade it has averaged an annual growth rate of nearly 4%, the fastest pace of any large, industrialized country.

Part of Australia's success is due to its predominantly "old economy" revenue base. With relatively smaller technology and telecommunications sectors, the country did not participate in the bursting of the bubble that initiated the downturn for other major markets.

Another factor contributing to the Australian market's performance during the past twelve months, from the perspective of a U.S. investor, is a strengthening Australian dollar. As the currency gained against the U.S. dollar during the reporting period, returns for U.S. investors were buoyed.

Strong performers during the reporting period were The News Corp. Ltd. and The News Corp. Ltd. PLVO (respectively 4.10% and 4.89% of the Index as of August 31,
2003). Despite slowing export growth due to the strengthening currency, BHP Billiton Ltd. (8.65% of the Index as of August 31, 2003) also logged gains, benefiting from demand for its products in China.

                              [CHART APPEARS HERE]

                        iSHARES MSCI AUSTRALIA INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

          iShares MSCI Australia Index Fund   MSCI Australia Index
          ---------------------------------   --------------------
Mar-1996              $ 10,000                      $ 10,000
Aug-1996              $ 10,388                      $ 10,368
                      $ 11,048                      $ 11,039
Aug-1997              $ 11,035                      $ 10,974
                      $ 10,799                      $ 10,864
Aug-1998              $  8,485                      $  8,711
                      $ 10,606                      $ 10,978
Aug-1999              $ 11,208                      $ 11,455
                      $ 11,372                      $ 11,762
Aug-2000              $ 11,415                      $ 11,885
                      $ 10,773                      $ 11,172
Aug-2001              $ 10,870                      $ 11,209
                      $ 11,272                      $ 11,623
Aug-2002              $ 11,059                      $ 11,385
                      $ 11,135                      $ 11,448
Aug-2003              $ 13,639                      $ 14,012

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                                7

Managers' Discussion & Analysis

iSHARES MSCI BRAZIL INDEX FUND
Performance as of 8/31/03

          AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
-------------------------------------------------  -------------------------
  YEAR ENDED 8/31/03      INCEPTION TO 8/31/03       INCEPTION TO 8/31/03
----------------------  -------------------------  -------------------------
 NAV    MARKET  INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
48.85%  52.20%  51.33%  (12.46)% (12.43)%  (9.86)% (34.20)% (34.14)% (27.82)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (7/10/00). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (7/14/00), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                                MSCI BRAZIL INDEX

                      Consumer Discretionary          0.38%
                      Consumer Staples               11.80%
                      Energy                         26.02%
                      Financials                     14.47%
                      Industrials                     3.09%
                      Materials                      24.18%
                      Telecommunications Services    14.45%
                      Utilities                       5.61%

PERFORMANCE REVIEW
The total return of the iShares MSCI Brazil Index Fund (the "Fund") was 48.85% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Brazil Index (the "Index") over the reporting period was 51.33%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 2.48 percentage points during the reporting period. This was due to the negative impact of expenses, uninvested assets, portfolio sampling, and revenue differential, which subtracted 0.99, 0.92, 0.41, and 0.16 percentage points, respectively, from the Fund's return.

KEY MARKET CONDITIONS
During the course of the reporting period, Brazil emerged from the negative impact of political uncertainty, a declining currency, and a volatile stock market to produce one of the strongest stock market and currency performances worldwide.

8                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

As the reporting period opened, much of the uncertainty revolved around the then-upcoming presidential elections. Investors worried that, should leftist candidate Luis Inacio Lula da Silva win the election, he might seek to unwind market-oriented reforms that had been put in place earlier in 2002. This concern led to an exodus of foreign investment, which in turn sparked a decline in the Brazilian currency, the real. The currency devaluation pushed up Brazil's external debt levels, sparking fears of a potential default and leading to further stock market declines.

Luiz Inacio Lula da Silva was, indeed, elected in October 2002. Upon his election, he assuaged concerns by pledging to honor the terms of the International Monetary Fund bailout package that Brazil had agreed to earlier in the year, and to maintain fiscal austerity.

Since his election, President Luiz Inacio Lula da Silva has successfully reduced government spending in Brazil by 5%, strengthening investors' confidence in the country. In addition, the Brazilian real has appreciated sharply, gaining roughly 20% against the U.S. dollar so far in 2003.

The strengthening real helped many Brazilian companies, which have debt denominated in U.S. dollars. Because of the country's 12% inflation rate, the communication ministry indicated that the government might allow phone companies to raise rates in line with inflation. This gave a boost to the share price of Tele Norte Leste Participacoes SA (5.79% of the Index as of August 31, 2003), Brazil's largest phone company.

After leaving rates at sky-high levels in an effort to tame inflation, Brazil's central bank in June lowered rates for the first time in a year. The 0.50% rate cut brought rates down to 26.00%. Then, on August 20th, the central bank made an additional cut of 2.50%. This cut, which was more than expected, brought rates down to 22.00% and drove Brazil's main stock index to its highest level in more than two years.

                              [CHART APPEARS HERE]

                         iSHARES MSCI BRAZIL INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

          iShares MSCI Brazil Index Fund   MSCI Brazil Index
          ------------------------------   -----------------
Jul-2000            $ 10,000                    $ 10,000
Aug-2000            $  9,703                    $  9,697
                    $  7,278                    $  7,432
Feb-2001            $  8,359                    $  8,619
                    $  7,381                    $  7,617
Aug-2001            $  5,965                    $  6,245
                    $  5,853                    $  6,096
Feb-2002            $  7,014                    $  7,363
                    $  6,338                    $  6,701
Aug-2002            $  4,421                    $  4,769
                    $  3,968                    $  4,325
Feb-2003            $  4,022                    $  4,398
                    $  5,657                    $  6,202
Aug-2003            $  6,580                    $  7,218

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                                9

Managers' Discussion & Analysis

iSHARES MSCI CANADA INDEX FUND
Performance as of 8/31/03

                         AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/03      FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
 29.47%   28.37%   30.43%   11.80%   11.74%   12.12%    8.49%    8.55%    9.23%

                            CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------
   YEAR ENDED 8/31/03      FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
 29.47%   28.37%   30.43%   74.67%   74.21%   77.18%   83.91%   84.58%   93.36%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                                MSCI CANADA INDEX

                    Consumer Discretionary            6.63%
                    Consumer Staples                  3.47%
                    Energy                           15.97%
                    Financials                       35.74%
                    Health Care                       2.13%
                    Industrials                       7.13%
                    Information Technology            6.27%
                    Materials                        15.77%
                    Telecommunications Services       2.50%
                    Utilities                         4.39%

PERFORMANCE REVIEW
The total return of the iShares MSCI Canada Index Fund (the "Fund") was 29.47% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Canada Index (the "Index") over the reporting period was 30.43%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 0.96 percentage points during the reporting period. This was due to the negative impact of expenses, portfolio sampling, and uninvested assets, which subtracted 0.84, 0.38 and 0.08 percentage points, respectively, from the Fund's

10                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
return. Those factors were partially offset by the impact of revenue differential and securities lending, which contributed 0.32 and 0.02 percentage points, respectively, to the Fund's return.

KEY MARKET CONDITIONS
The Canadian stock market was one of the few to post solid gains throughout the twelve-month reporting period.

Part of the reason for Canada's strong performance during the reporting period was the appreciating Canadian dollar. Its gains relative to the U.S. dollar boosted returns for U.S. dollar-based investors in the Canadian market.

Another is the strength of Canada's economy. In general, Canada weathered the world economic slowdown better than most developed economies. The Organization for Economic Cooperation and Development forecasts GDP growth of 2.7% for 2003, and corporate sectors remain healthy. However, unemployment levels are high, and the economy did come under some pressure from the effects of the SARS virus and reduced demand from the U.S. during the reporting period.

More than 35% of the Canadian market is comprised of financial stocks, and this sector performed well during the period. Bank of Nova Scotia, Bank of Montreal, and Canadian Imperial Bank of Commerce (respectively 5.72%, 4.25%, and 3.81% of the Index as of August 31, 2003) contributed significantly to performance. And, as the telecommunications industry rebounded during the reporting period, so did Nortel Networks Corp. (3.20% of the Index as of August 31, 2003), logging triple-digit gains.

                              [CHART APPEARS HERE]

                         iSHARES MSCI CANADA INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

           iShares MSCI Canada Index Fund    MSCI Canada Index
           ------------------------------    -----------------
Mar-1996              $ 10,000                    $ 10,000
Aug-1996              $ 10,463                    $ 10,511
                      $ 12,569                    $ 12,701
Aug-1997              $ 13,445                    $ 13,733
                      $ 14,322                    $ 14,665
Aug-1998              $ 10,529                    $ 10,911
                      $ 12,717                    $ 13,193
Aug-1999              $ 14,710                    $ 15,189
                      $ 18,943                    $ 21,113
Aug-2000              $ 24,598                    $ 27,422
                      $ 17,780                    $ 18,446
Aug-2001              $ 16,001                    $ 16,588
                      $ 15,971                    $ 16,622
Aug-2002              $ 14,205                    $ 14,824
                      $ 14,983                    $ 15,675
Aug-2003              $ 18,391                    $ 19,336

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               11

Managers' Discussion & Analysis

iSHARES MSCI EMERGING MARKETS INDEX FUND
Performance as of 8/31/03

                              TOTAL RETURNS
                          ----------------------
                           INCEPTION TO 8/31/03
                          ----------------------
                           NAV    MARKET  INDEX
                          33.72%  35.21%  32.23%

"Total returns" represent the total change in value of an investment over the period indicated and is calculated from the inception date of the Fund (4/7/03).

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (4/11/03), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                        MSCI EMERGING MARKETS FREE INDEX

                      Consumer Discretionary          7.17%
                      Consumer Staples                6.21%
                      Energy                         10.94%
                      Financials                     16.19%
                      Health Care                     2.88%
                      Industrials                     6.07%
                      Information Technology         18.44%
                      Materials                      16.38%
                      Telecommunications Services    11.69%
                      Utilities                       4.03%

PERFORMANCE REVIEW
The total return of the iShares MSCI Emerging Markets Index Fund (the "Fund") was 33.72% from its inception on April 7, 2003 through August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Emerging Markets Free Index (the "Index") over the reporting period was 32.23%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund outperformed its benchmark by 1.49 percentage points during the reporting period. This was due to the positive impact of portfolio sampling (explained in more detail below), which contributed 1.99 percentage points to the Fund's return. That factor was partially offset by the impact of expenses, uninvested assets, and revenue differential, which subtracted 0.29, 0.12 and
0.09 percentage points, respectively, from the Fund's return.

As discussed in the Introduction, the Fund invests in a representative sample of the component securities of the Index. Rather than hold local shares of some of the securities in the Index, the Fund holds American Depositary Receipt ("ADR") shares. During the reporting

12                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
period, a number of these ADRs outperformed their local counterparts, including Samsung Electronics Co. Ltd., AU Optronics Corp., Taiwan Semiconductor Manufacturing Co. Ltd. and United Microelectronics Corp. In this case, portfolio sampling had a positive impact on Fund performance.

KEY MARKET CONDITIONS
At the time the Fund was launched, markets were beginning to emerge from the double blows of a global economic slowdown and a war in Iraq. And, for many Asian markets, the economic ramifications of the SARS virus were still being felt.

As many emerging markets depend on exports to the U.S. and to neighboring countries for their economic livelihood, the slowdown faced by the U.S. and others had a dampening effect. By April, however, the U.S. was beginning to show signs of improved economic health, and this had a positive effect on emerging markets' valuations.

A major exporter of electronics, South Korea benefited from signs of recovery in the U.S., although a strong Korean currency relative to the U.S. dollar hindered export demand. Regardless, Samsung Electronics (the Index's largest constituent at 6.58% of the Index as of August 31, 2003) performed well. Steel producer POSCO (1.24% of the Index as of August 31, 2003) actually benefited from the strength of the currency as it converted U.S. dollar earnings back into its home currency.

Similarly, with 60.78% of its economy based in the information technology sector, the Taiwanese market (as measured by the Index) was highly vulnerable to the technology bubble that drove down markets in the U.S. and elsewhere. An improving U.S. economic outlook drove up export orders, benefiting Taiwan Semiconductor (2.31% of the Index as of August 31, 2003).

In general, valuations in the telecommunications sector improved during the reporting period. Mexican constituents Telefonos de Mexico SA de CV Series L and America Movil SA de CV Series L (respectively 1.63% and 1.26% of the Index as of August 31, 2003) both delivered positive returns.

                              [CHART APPEARS HERE]

                    iSHARES MSCI EMERGING MARKETS INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

            iShares MSCI Emerging    MSCI Emerging Markets
             Markets Index Fund            Free Index
            ---------------------    ---------------------
Apr-2003          $ 10,000                  $ 10,000
Apr-2003          $ 10,388                  $ 10,305
May-2003          $ 11,238                  $ 11,042
Jun-2003          $ 11,785                  $ 11,668
Jul-2003          $ 12,483                  $ 12,394
Aug-2003          $ 13,371                  $ 13,223

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               13

Managers' Discussion & Analysis

iSHARES MSCI HONG KONG INDEX FUND
Performance as of 8/31/03

                     AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------
  YEAR ENDED 8/31/03    FIVE YEARS ENDED 8/31/03  INCEPTION TO 8/31/03
----------------------  ------------------------  ---------------------
 NAV    MARKET  INDEX    NAV    MARKET    INDEX    NAV    MARKET  INDEX
15.14%  17.01%  16.87%  9.39%   12.50%   11.09%   (1.81)% (1.76)% 0.42%

                         CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------
  YEAR ENDED 8/31/03    FIVE YEARS ENDED 8/31/03    INCEPTION TO 8/31/03
----------------------  -------------------------  -----------------------
 NAV    MARKET  INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
15.14%  17.01%  16.87%  56.67%   80.21%   69.19%   (12.79)% (12.42)% 3.16%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                              MSCI HONG KONG INDEX

                      Consumer Discretionary          9.37%
                      Financials                     49.13%
                      Industrials                    20.69%
                      Information Technology          0.54%
                      Materials                       0.88%
                      Telecommunications Services     2.10%
                      Utilities                      17.29%

PERFORMANCE REVIEW
The total return of the iShares MSCI Hong Kong Index Fund (the "Fund") was 15.14% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Hong Kong Index (the "Index") over the reporting period was 16.87%.

14                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 1.73 percentage points during the reporting period. This was due to the negative impact of expenses, portfolio sampling, revenue differential and uninvested assets, which subtracted 0.84, 0.60, 0.23 and 0.10 percentage points, respectively, from the Fund's return. Those factors were partially offset by the impact of securities lending, which contributed 0.04 percentage points to the Fund's return.

KEY MARKET CONDITIONS
The Hong Kong market overcame the effects of a global economic slowdown, war in Iraq, and the outbreak of the SARS virus to deliver double-digit gains during the reporting period.

Internally, Hong Kong faced economic slowdown. Unemployment reached a record 8.3%, in part due to Hong Kong's lack of competitiveness compared with mainland business centers. The government faced a record budget deficit: in March, it raised taxes for the first time in 20 years. The impact of the SARS virus was brief, but severe. By May, for example, occupancy rates of hotels in Hong Kong stood at 15%, compared with a normal 87% average rate.

A key force propelling the Hong Kong market was exports. Because the Hong Kong dollar is pegged to the U.S. dollar, its products became more attractive to foreigners as the U.S. dollar weakened. Although the SARS virus dealt a blow to Hong Kong's export market, the setback was temporary.

Another area of strength was the real estate market. The sector boomed on news that the government proposed new measures to reverse deflation in Hong Kong's property market. Hutchison Whampoa Ltd., Cheung Kong Holdings Ltd., and Sun Hung Kai Properties Ltd. (respectively 14.74%, 10.96%, and 8.93% of the Index as of August 31, 2003) all performed well during the reporting period.

                              [CHART APPEARS HERE]

                        iSHARES MSCI HONG KONG INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

           iShares MSCI Hong Kong Index Fund    MSCI Hong Kong Index
           ---------------------------------    --------------------
Mar-1996               $ 10,000                       $ 10,000
Aug-1996               $ 10,322                       $ 10,398
                       $ 11,869                       $ 12,171
Aug-1997               $ 12,160                       $ 12,625
                       $  9,197                       $  9,855
Aug-1998               $  5,566                       $  6,098
                       $  7,629                       $  8,747
Aug-1999               $ 10,604                       $ 11,913
                       $ 12,117                       $ 14,481
Aug-2000               $ 12,167                       $ 13,868
                       $ 11,068                       $ 12,691
Aug-2001               $  8,409                       $  9,727
                       $  8,218                       $  9,505
Aug-2002               $  7,574                       $  8,827
                       $  7,069                       $  8,294
Aug-2003               $  8,721                       $ 10,316

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               15

Managers' Discussion & Analysis

iSHARES MSCI MALAYSIA INDEX FUND
Performance as of 8/31/03

                      AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------
 YEAR ENDED 8/31/03    FIVE YEARS ENDED 8/31/03    INCEPTION TO 8/31/03
--------------------  --------------------------  ----------------------
 NAV   MARKET  INDEX    NAV     MARKET    INDEX    NAV    MARKET  INDEX
7.39%  9.07%   8.67%   26.22%   28.05%   28.51%   (8.19)% (8.16)% (7.01)%

                         CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------
 YEAR ENDED 8/31/03   FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
--------------------  -------------------------  -------------------------
 NAV   MARKET  INDEX    NAV    MARKET    INDEX     NAV    MARKET    INDEX
7.39%  9.07%   8.67%  220.38%  244.21%  250.50%  (47.20)% (47.08)% (41.87)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the Malaysia Fund, the NAV of which is determined PRIOR to the opening of the regular trading day on the American Stock Exchange (the "AMEX"), the market return is calculated using the midpoint of the bid/ask spread as of the OPENING of regular trading on the AMEX. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                               MSCI MALAYSIA INDEX

                      Consumer Discretionary         18.23%
                      Consumer Staples               10.98%
                      Energy                          0.64%
                      Financials                     26.23%
                      Industrials                    20.24%
                      Information Technology          1.36%
                      Materials                       1.64%
                      Telecommunications Services     9.26%
                      Utilities                      11.42%

PERFORMANCE REVIEW
The total return of the iShares MSCI Malaysia Index Fund (the "Fund") was 7.39% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Malaysia Index (the "Index") over the reporting period was 8.67%.

16                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 1.28 percentage points during the reporting period. This was due to the negative impact of expenses, portfolio sampling, and uninvested assets, which subtracted 0.84, 0.37, and 0.16 percentage points, respectively, from the Fund's return. Those factors were partially offset by the impact of revenue differential, which contributed 0.09 percentage points to the Fund's return.

KEY MARKET CONDITIONS
While the Malaysian market joined others around the world in grappling with a global economic slowdown during the reporting period, it also had another set of difficulties to overcome. Japan's slowdown led to reduced trade in the region, dampening economic activity. Additionally, both the terrorist bombing in Bali and the SARS virus dealt blows to the economies of Malaysia and some of its Asian neighbors, although the SARS virus was the more severe of the two.

The resulting decline in tourism hurt Malaysia perhaps more than some of its Asian neighbors: after placing great emphasis on fostering the country's export business in the past, the government had switched gears in late 2002, working to bolster the country's tourism industry. Companies such as Resorts World Bhd (3.87% of the Index as of August 31, 2003) and its holding Genting Bhd (4.20% of the Index as of August 31, 2003) were expected to be prime beneficiaries of this new effort. For the reporting period, Resorts World posted a loss, although Genting Bhd managed to post gains.

While trade with the U.S. was weak, Malaysia did benefit from trade with China during the period. Additionally, the government's measures to stimulate private domestic investment, introduced in the 2003 budget, helped to spur investment. Companies that contributed positively to the market's performance included Malayan Banking Bhd, Public Bank Bhd, and British American Tobacco (Malaysia) Bhd (respectively 10.06%, 3.82%, and 3.58% of the Index as of August 31, 2003).

                              [CHART APPEARS HERE]

                        iSHARES MSCI MALAYSIA INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

           iShares MSCI Malaysia Index Fund    MSCI Malaysia Index
           --------------------------------    -------------------
Mar-1996               $ 10,000                     $ 10,000
Aug-1996               $ 10,428                     $ 10,503
                       $ 11,834                     $ 12,152
Aug-1997               $  6,229                     $  6,378
                       $  4,877                     $  4,887
Aug-1998               $  1,648                     $  1,658
                       $  2,428                     $  2,839
Aug-1999               $  4,711                     $  5,020
                       $  6,303                     $  6,711
Aug-2000               $  5,067                     $  5,359
                       $  4,536                     $  4,823
Aug-2001               $  4,397                     $  4,739
                       $  4,709                     $  5,078
Aug-2002               $  4,917                     $  5,349
                       $  4,567                     $  4,996
Aug-2003               $  5,281                     $  5,813

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               17

Managers' Discussion & Analysis

iSHARES MSCI MEXICO INDEX FUND
Performance as of 8/31/03

                       AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
  YEAR ENDED 8/31/03    FIVE YEARS ENDED 8/31/03    INCEPTION TO 8/31/03
----------------------  -------------------------  -----------------------
 NAV    MARKET  INDEX     NAV    MARKET    INDEX    NAV    MARKET   INDEX
14.60%  14.07%  13.02%   15.29%   15.76%   17.93%   8.04%   8.03%   10.37%

                         CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------
  YEAR ENDED 8/31/03    FIVE YEARS ENDED 8/31/03    INCEPTION TO 8/31/03
----------------------  -------------------------  -----------------------
 NAV    MARKET  INDEX     NAV    MARKET    INDEX    NAV    MARKET   INDEX
14.60%  14.07%  13.02%  103.70%  107.90%  128.10%  78.22%  78.13%  109.00%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                                MSCI MEXICO INDEX

                      Consumer Discretionary         11.91%
                      Consumer Staples               22.86%
                      Financials                      6.76%
                      Industrials                     3.43%
                      Materials                      13.42%
                      Telecommunications Services    41.62%

PERFORMANCE REVIEW
The total return of the iShares MSCI Mexico Index Fund (the "Fund") was 14.60% over the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Mexico Index (the "Index") over the reporting period was 13.02%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund outperformed its benchmark by 1.58 percentage points over the reporting period. This was due to the positive impact of portfolio sampling (explained in more detail below), which contributed 2.52 percentage points to the Fund's return. That factor was partially offset by the impact of expenses, uninvested assets, and revenue differential, which subtracted 0.84, 0.09 and 0.01 percentage points, respectively, from the Fund's return.

18                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

As discussed in the Introduction, portfolio management constraints can restrict the Investment Advisor's ability to hold a given Index component at its benchmark weight, resulting in differences between the Fund's holdings and the securities in its benchmark index. As of August 31, 2003, 75.77% of the Index was represented by securities each having a weighting of 5% or more of the Index. To comply with the 5/50 Rule, the Fund was obligated to underweight some of these stocks relative to the benchmark, and overweight its investment in other stocks. The Fund also held small positions in non-index names to mitigate some of the weighting differences caused by the diversification requirements. As a result, portfolio sampling had a positive impact on the Fund's performance relative to its benchmark.

KEY MARKET CONDITIONS
The Mexican economy limped along during much of the reporting period, adversely affected by weakness in the U.S. and stagnant domestic demand. Through the first few months of 2003, the manufacturing sector remained flat, and, by March, the Mexican peso had hit a record low.

In April, though, the market rebounded somewhat, largely due to the improved economic outlook in the U.S. Cemex SA de CV Series CPO (12.18% of the Index as of August 31, 2003) gained ground thanks to the improved economic outlook, effective cost cutting and plans for significant debt reduction.

Over the final months of the reporting period, Mexico's economic progress moved in fits and starts. First quarter GDP figures, released in May, revealed growth of 2.3%. Although this was the highest growth rate since July 2002, it was below market consensus. A sluggish manufacturing sector and declining oil prices widened the country's trade deficit. At the end of July, the central bank lowered annual economic growth estimates from 2.40% to 2.00%, due to a slumping manufacturing sector and unemployment levels at five-year highs. This news from the central bank sent an already shaky peso tumbling further.

The peso's continued depreciation against the U.S. dollar negatively impacted companies with large amounts of U.S. dollar-denominated debt. Telmex, the largest stock in the Index with a weighting of 23.47% as of August 31, 2003, is one such company. Its debt levels, however, are not as high as other leading telecommunications companies', a fact that helped support Telmex's share price during the reporting period.

                              [CHART APPEARS HERE]

                         iSHARES MSCI MEXICO INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

           iShares MSCI Mexico Index Fund    MSCI Mexico Index
           ------------------------------    -----------------
Mar-1996              $ 10,000                    $ 10,000
Aug-1996              $ 11,593                    $ 11,740
                      $ 12,820                    $ 13,258
Aug-1997              $ 15,675                    $ 16,326
                      $ 15,311                    $ 16,141
Aug-1998              $  8,749                    $  9,162
                      $ 12,107                    $ 13,075
Aug-1999              $ 14,604                    $ 16,060
                      $ 19,632                    $ 22,178
Aug-2000              $ 18,723                    $ 20,892
                      $ 16,024                    $ 18,513
Aug-2001              $ 17,408                    $ 20,273
                      $ 18,125                    $ 21,515
Aug-2002              $ 15,551                    $ 18,493
                      $ 13,781                    $ 16,335
Aug-2003              $ 17,822                    $ 20,900

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               19

Managers' Discussion & Analysis

iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
Performance as of 8/31/03

         AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
----------------------------------------------  -------------------------
  YEAR ENDED 8/31/03     INCEPTION TO 8/31/03     INCEPTION TO 8/31/03
----------------------  ----------------------  -------------------------
 NAV    MARKET  INDEX    NAV    MARKET  INDEX     NAV    MARKET    INDEX
20.15%  20.08%  20.23%  13.66%  14.51%  13.89%  26.77%   28.52%   27.04%

"Total returns for the period since inception" are calculated from the inception date of the Fund (10/25/01). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (10/26/01), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                           MSCI PACIFIC EX-JAPAN INDEX

                      Consumer Discretionary         10.91%
                      Consumer Staples                5.12%
                      Energy                          1.67%
                      Financials                     45.97%
                      Health Care                     1.49%
                      Industrials                    10.79%
                      Information Technology          1.14%
                      Materials                      13.82%
                      Telecommunications Services     4.37%
                      Utilities                       4.72%

PERFORMANCE REVIEW
The total return of the iShares MSCI Pacific ex-Japan Index Fund (the "Fund") was 20.15% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Pacific ex-Japan Index (the "Index") over the reporting period was 20.23%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 0.08 percentage points during the reporting period. This was due to the negative impact of expenses, portfolio sampling, and uninvested assets, which subtracted 0.50, 0.39, and 0.12 percentage points, respectively, from the Fund's return. Those factors were partially offset by the impact of revenue differential and securities lending, which contributed 0.92, and 0.01 percentage points, respectively, to the Fund's return.

20                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

KEY MARKET CONDITIONS
Although the markets of Hong Kong and Singapore staged a turnaround during the course of the reporting period, it was largely the strength of the Australian market that accounted for the strong returns of the Index.

In addition to delivering some positive company returns, Australia also contributed to the Index returns through its currency, which gained strength throughout the period.

Although Australia saw its banking sector falter during the course of the year, significant gains came from The News Corp. Ltd. and The News Corp. Ltd. PLVO (respectively 2.62% and 3.13% of the Index as of August 31, 2003). BHP Billiton Ltd., the Index's second largest constituent at 5.53% of the Index, also posted gains. Banks National Australia Bank Ltd., Commonwealth Bank of Australia, and ANZ Banking Group (respectively 6.50%, 4.76%, and 3.59% of the Index as of August 31, 2003) all posted losses for the reporting period.

While Hong Kong struggled with a sluggish economy during the reporting period, one bright spot for the economy was the real estate market. The sector boomed when the government proposed new measures to reverse deflation in Hong Kong's property market. Cheung Kong Holdings Ltd., and Sun Hung Kai Properties Ltd. (respectively 2.44% and 1.99% of the Index as of August 31, 2003) both performed well during the reporting period.

                              [CHART APPEARS HERE]

                    iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

           iShares MSCI Pacific ex-Japan Index Fund  MSCI Pacific ex-Japan Index
           ----------------------------------------  ---------------------------
Oct-2001                   $ 10,000                           $ 10,000
Nov-2001                   $ 10,630                           $ 10,623
Feb-2002                   $ 10,944                           $ 10,969
May-2002                   $ 11,800                           $ 11,831
Aug-2002                   $ 10,551                           $ 10,567
Nov-2002                   $ 10,657                           $ 10,666
Feb-2003                   $ 10,283                           $ 10,296
May-2003                   $ 11,511                           $ 11,525
Aug-2003                   $ 12,676                           $ 12,704

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               21

Managers' Discussion & Analysis

iSHARES MSCI SINGAPORE INDEX FUND
Performance as of 8/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
  YEAR ENDED 8/31/03    FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
----------------------  -------------------------  -------------------------
 NAV    MARKET  INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
 9.30%   9.28%   8.86%  12.46%   13.79%   11.04%    (8.93)%  (8.85)%  (8.28)%

                            CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------
  YEAR ENDED 8/31/03    FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
----------------------  -------------------------  -------------------------
 NAV    MARKET  INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
 9.30%   9.28%   8.86%  79.91%   90.79%   68.81%   (50.29)% (49.99)% (47.56)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                              MSCI SINGAPORE INDEX

                      Consumer Discretionary          8.46%
                      Consumer Staples                2.12%
                      Financials                     50.66%
                      Health Care                     0.51%
                      Industrials                    18.91%
                      Information Technology          7.82%
                      Telecommunications Services    11.52%

PERFORMANCE REVIEW
The total return of the iShares MSCI Singapore Index Fund (the "Fund") was 9.30% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Singapore Index (the "Index") over the reporting period was 8.86%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund outperformed its benchmark by 0.44 percentage points during the reporting period. This was due to the positive impact of revenue differential, portfolio sampling, and securities lending, which contributed 0.92, 0.58, and
0.02 percentage points, respectively, to

22                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
the Fund's return. Those factors were partially offset by the impact of expenses and uninvested assets, which subtracted 0.84 and 0.24 percentage points, respectively, from the Fund's return.

KEY MARKET CONDITIONS
The Singapore market struggled with worldwide economic sluggishness, the U.S. invasion of Iraq, and the economic fallout of the SARS virus during the twelve-month reporting period. After declining for most of the period, however, the market came back in the final months to post positive results.

Because the economy relies heavily on electronics exports to the U.S., Singapore was negatively impacted by the slowdown in the U.S. Domestic economic weakness also took its toll on non-exporting companies. Singapore Press Holdings Ltd. (7.44% of the Index as of August 31, 2003) and City Developments Ltd. (2.44% of the Index as of August 31, 2003) struggled during the reporting period. Singapore Airlines Ltd. (6.67% of the Index as of August 31, 2003) also logged negative returns, suffering from the economic impact of the SARS virus.

In the final months of the reporting period, though, renewed strength in the U.S. translated into an increase in export orders, and some Singaporean companies rebounded. Venture Corp. Ltd. (4.51% of the Index as of August 31,
2003) was an example of the turnaround, turning a loss into a gain of more than 56%.

As part of its semi-annual macroeconomic review, in July the Monetary Authority of Singapore announced that it would maintain the bandwidth in which the Singapore dollar trades, and continue to promote a stable Singapore dollar. However, in an effort to boost exports, the central target exchange rate around which the band is set was realigned downward.

                              [CHART APPEARS HERE]

                        iSHARES MSCI SINGAPORE INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

           iShares MSCI Singapore Index Fund    MSCI Singapore Index
           ---------------------------------    --------------------
Mar-1996                $ 10,000                      $ 10,000
Aug-1996                $  9,327                      $  9,191
                        $  9,720                      $  9,665
Aug-1997                $  7,137                      $  6,958
                        $  5,687                      $  5,975
Aug-1998                $  2,763                      $  3,106
                        $  4,914                      $  5,244
Aug-1999                $  6,756                      $  7,270
                        $  6,361                      $  6,948
Aug-2000                $  6,669                      $  7,047
                        $  5,863                      $  6,235
Aug-2001                $  4,808                      $  5,067
                        $  4,938                      $  5,210
Aug-2002                $  4,548                      $  4,818
                        $  3,862                      $  4,100
Aug-2003                $  4,971                      $  5,244

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               23

Managers' Discussion & Analysis

iSHARES MSCI SOUTH AFRICA INDEX FUND
Performance as of 8/31/03

                               TOTAL RETURNS
                         -------------------------
                           INCEPTION TO 8/31/03
                         -------------------------
                           NAV    MARKET    INDEX
                          20.89%   20.25%   23.15%

"Total returns" represent the total change in value of an investment over the period indicated and is calculated from the inception date of the Fund (2/3/03).

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (2/7/03), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                             MSCI SOUTH AFRICA INDEX

                      Consumer Discretionary          3.54%
                      Consumer Staples                4.20%
                      Energy                          7.07%
                      Financials                     21.07%
                      Health Care                     0.67%
                      Industrials                     5.06%
                      Information Technology          0.58%
                      Materials                      53.97%
                      Telecommunications Services     3.84%

PERFORMANCE REVIEW
The total return of the iShares MSCI South Africa Index Fund (the "Fund") was 20.89% from February 3, 2003 (its inception date) through August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI South Africa Index (the "Index") over the reporting period was 23.15%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 2.26 percentage points during the reporting period. This was due to the negative impact of portfolio sampling (explained in more detail below), expenses, revenue differential, and uninvested assets, which subtracted 1.42, 0.57, 0.20, and 0.07 percentage points, respectively, from the Fund's return.

As discussed in the Introduction, portfolio management constraints can restrict the Investment Advisor's ability to hold a given Index component at its benchmark weight, resulting in differences between the Fund's holdings and the securities in its benchmark index. To

24                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
comply with the Single Issuer Rule, for example, the Fund was obligated to underweight the Index's largest constituent, Anglo American PLC, which had outperformed the benchmark during the reporting period. In this case, portfolio sampling had a negative impact on the Fund's performance relative to the Index's.

KEY MARKET CONDITIONS
The launch of the Fund coincided with a time when the world was gearing up for the likelihood of war in Iraq, while grappling with a global economic slowdown. As is usually the case in times of economic and political uncertainty, investors flocked to gold.

South African gold mining shares benefited from this phenomenon, although not to the same degree. In general, the companies that hedge their exposure to fluctuations in the price of gold, such as AngloGold Ltd. (4.63% of the Index as of August 31, 2003) generally benefited less in the short term, when gold prices spiked, as compared to unhedged gold mining companies, such as Gold Fields Ltd. (5.50% of the Index as of August 31, 2003). By the end of the reporting period, though, when the environment looked less uncertain and the price of gold drifted back down, AngloGold strongly outperformed its unhedged competitor.

In April, the South African market began a rally that would extend through the reporting period. Several factors contributed to the rally, including the UN Economic Commission for Africa announcing that the African economy is set for a rebound in 2003 and listing South Africa as its second best performer in the region.

Other positive news included mining companies' mitigation of strikes by offering their employees pay raises ranging from 8.50% to 10%. With an inflation rate of 7.8%, the new offers are expected to help negotiations on pensions, job grading, and holidays. Additionally, Anglo American Platinum Corp. Ltd. signed a deal with Khumama to develop an area in the north east of the country, which is in line with the country's efforts to actively pursue policies promoting black-owned investments as means to redress the legacy of apartheid rule.

                              [CHART APPEARS HERE]

                      iSHARES MSCI SOUTH AFRICA INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

           iShares MSCI South Africa Index Fund   MSCI South Africa Index
           ------------------------------------   -----------------------
Feb-2003                 $ 10,000                        $ 10,000
Feb-2003                 $  9,990                        $ 10,031
Mar-2003                 $  9,434                        $  9,539
Apr-2003                 $  9,997                        $ 10,098
May-2003                 $ 10,297                        $ 10,416
Jun-2003                 $ 10,715                        $ 10,836
Jul-2003                 $ 11,408                        $ 11,563
Aug-2003                 $ 12,089                        $ 12,315

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               25

Managers' Discussion & Analysis

iSHARES MSCI SOUTH KOREA INDEX FUND
Performance as of 8/31/03

        AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
---------------------------------------------  -------------------------
 YEAR ENDED 8/31/03     INCEPTION TO 8/31/03     INCEPTION TO 8/31/03
---------------------  ----------------------  -------------------------
 NAV   MARKET  INDEX     NAV   MARKET  INDEX    NAV     MARKET   INDEX
8.93%  11.69%  12.00%   4.06%   4.27%   3.83%  14.12%   14.86%   13.26%

"Total returns for the period since inception" are calculated from the inception date of the Fund (5/9/00). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the South Korea Fund, the NAV of which is determined PRIOR to the opening of the regular trading day on the American Stock Exchange (the "AMEX"), the market return is calculated using the midpoint of the bid/ask spread as of the OPENING of regular trading on the AMEX. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (5/12/00), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                             MSCI SOUTH KOREA INDEX

                      Consumer Discretionary         13.44%
                      Consumer Staples                2.84%
                      Energy                          0.64%
                      Financials                     15.85%
                      Health Care                     0.24%
                      Industrials                     5.21%
                      Information Technology         40.84%
                      Materials                       8.87%
                      Telecommunications Services     9.05%
                      Utilities                       3.02%

PERFORMANCE REVIEW
The total return of the iShares MSCI South Korea Index Fund (the "Fund") was 8.93% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI South Korea Index (the "Index") over the reporting period was 12.00%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 3.07 percentage points during the reporting period. This was due to the negative impact of portfolio sampling (explained in more detail below) and expenses, which subtracted 2.68 and 0.99 percentage points, respectively, from the Fund's return. Those factors were partially offset by the impact of revenue differential and uninvested assets, which contributed 0.41 and 0.19 percentage points, respectively, to the Fund's return.

As discussed in the Introduction, portfolio management constraints can restrict the Investment Advisor's ability to hold a given Index component at its benchmark weight, resulting in differences between the Fund's holdings and the securities in its benchmark index. To

26                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
comply with the Single Issuer Rule, for example, the Fund was obligated to underweight the Index's largest constituent, Samsung Electronics Co. Ltd., which outperformed the benchmark during the reporting period. By holding less of Samsung Electronics, the positive performance of the security had a lesser impact on the Fund's performance relative to the Index's.

KEY MARKET CONDITIONS
In addition to global economic slowdown during the reporting period, the South Korean market struggled with the fallout from the SARS virus and tension between its neighbor North Korea and the United States.

A major exporter of electronics, South Korea also suffered from a strengthening currency. As its currency, the won, appreciated against the U.S. dollar, Korean products became less competitive. In an effort to slow the won's rise, the central bank bought U.S. dollars during the reporting period. Despite the abatement of the SARS virus and the efforts of the central bank, exports were further hindered in June, as striking rail workers halted freight services.

While Korean officials looked to exports to lead the recovery, the economy shrank for the first two quarters of 2003. Following a clampdown on consumer credit, consumer spending slowed. In July, the government attempted to reverse the trend by cutting sales taxes on electronics items, contributing to a decline in consumer prices for a fourth consecutive month.

The strength of the currency did help in some regards. Steel producer POSCO (6.18% of the Index as of August 31, 2003) benefited from the strength of the currency as it converted U.S. dollar earnings back into its home currency. Others, such as Samsung Electronics (32.75% of the Index as of August 31, 2003) performed well despite the adverse conditions. For U.S. investors, the strong won relative to the U.S. dollar enhanced returns from the South Korean market.

                              [CHART APPEARS HERE]

                       iSHARES MSCI SOUTH KOREA INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

           iShares MSCI South Korea Index Fund   MSCI South Korea Index
           -----------------------------------   ----------------------
May-2000                 $ 10,000                       $ 10,000
                         $  9,455                       $  9,437
Aug-2000                 $  8,919                       $  8,748
                         $  6,095                       $  5,804
Feb-2001                 $  6,930                       $  6,608
                         $  7,348                       $  6,984
Aug-2001                 $  6,557                       $  6,255
                         $  8,042                       $  7,658
Feb-2002                 $ 10,318                       $  9,888
                         $ 11,214                       $ 10,747
Aug-2002                 $ 10,476                       $ 10,113
                         $ 10,501                       $ 10,273
Feb-2003                 $  8,388                       $  8,161
                         $  9,071                       $  8,949
Aug-2003                 $ 11,412                       $ 11,326

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               27

Managers' Discussion & Analysis

iSHARES MSCI TAIWAN INDEX FUND
Performance as of 8/31/03

          AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
-------------------------------------------------  -------------------------
  YEAR ENDED 8/31/03      INCEPTION TO 8/31/03       INCEPTION TO 8/31/03
----------------------  -------------------------  -------------------------
 NAV    MARKET  INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
22.45%  34.91%  23.78%  (15.72)% (14.94)% (14.86)% (42.15)% (40.41)% (40.15)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (6/20/00). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the Taiwan Fund, the NAV of which is determined PRIOR to the opening of the regular trading day on the American Stock Exchange (the "AMEX"), the market return is calculated using the midpoint of the bid/ask spread as of the OPENING of regular trading on the AMEX. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (6/23/00), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              [CHART APPEARS HERE]

                                 SECTOR BREAKOUT

                                MSCI TAIWAN INDEX

                      Consumer Discretionary          4.25%
                      Consumer Staples                1.06%
                      Financials                     16.13%
                      Industrials                     4.55%
                      Information Technology         60.78%
                      Materials                      12.33%
                      Telecommunications Services     0.90%

PERFORMANCE REVIEW
The total return of the iShares MSCI Taiwan Index Fund (the "Fund") was 22.45% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Taiwan Index (the "Index") over the reporting period was 23.78%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 1.33 percentage points during the reporting period. This was due to the negative impact of expenses, revenue differential and uninvested assets, which subtracted 0.99, 0.28, and 0.17 percentage points, respectively, from the Fund's return. Those factors were partially offset by the impact of portfolio sampling, which contributed 0.11 percentage points to the Fund's return.

28                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

KEY MARKET CONDITIONS
After being dragged down at the hands of a global economic slowdown, a war in Iraq, and the SARS virus, the Taiwan market rebounded to finish the reporting period with a healthy gain.

With 60.78% of its economy based in the information technology sector, the Taiwanese market was highly vulnerable to the technology bubble that drove down markets in the U.S. and elsewhere. Additionally, the economy is heavily dependent on exports to both the U.S. and China. The difficulties that it faced as the U.S. economy stalled, the U.S. invaded Iraq, and China dealt with the SARS virus, therefore, were not surprising.

Following months of decline, the Taiwanese stock market rebounded in May, beginning a broad-based rally that would be sustained through the remainder of the reporting period. Sparking the rebound, the island's economy got a boost from strong export orders from post-war U.S. Following the U.S. Federal Reserve rate cut in June, Taiwan's central bank cut its benchmark interest rate by 0.25% to a record 1.375%. By July, export levels grew at their fastest pace in five months, as China joined the U.S. in export orders. Figures exceeded expectations as the economic recovery from the SARS epidemic turned out to be smoother than originally anticipated.

Taiwan Semiconductor Manufacturing Co. Ltd., the Index's largest constituent at 17.06% of the Index, gained during the reporting period. Two other significant performers were AU Optronics Corp. and China Steel Corp. (respectively 2.75% and 2.42% of the Index as of August 31, 2003).

                              [CHART APPEARS HERE]

                         iSHARES MSCI TAIWAN INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

           iShares MSCI Taiwan Index Fund    MSCI Taiwan Index
           ------------------------------    -----------------
Jun-2000              $ 10,000                   $ 10,000
Aug-2000              $  8,790                   $  8,785
                      $  5,951                   $  5,922
Feb-2001              $  6,540                   $  6,522
                      $  5,555                   $  5,557
Aug-2001              $  4,826                   $  4,880
                      $  4,714                   $  4,779
Feb-2002              $  5,742                   $  5,838
                      $  5,828                   $  5,925
Aug-2002              $  4,724                   $  4,835
                      $  4,542                   $  4,653
Feb-2003              $  4,205                   $  4,313
                      $  4,435                   $  4,563
Aug-2003              $  5,785                   $  5,985

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               29

Schedule of Investments

iSHARES MSCI AUSTRALIA INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 94.64%
National Australia Bank Ltd.                           430,599   $   8,664,945
BHP Billiton Ltd.                                    1,066,299       7,543,471
Commonwealth Bank of Australia                         357,201       6,485,114
Westpac Banking Corp. Ltd.                             504,270       5,107,984
Australia and New Zealand Banking Group Ltd.           430,872       4,886,011
News Corp. Ltd. (The)                                  417,612       3,567,952
Woolworths Ltd.                                        290,082       2,208,006
Telstra Corp. Ltd.                                     624,585       2,029,398
Wesfarmers Ltd.                                        108,693       1,983,210
Rio Tinto Ltd.                                          88,530       1,965,999
AMP Ltd.                                               403,377       1,741,442
Foster's Group Ltd.                                    589,875       1,733,357
Coles Myer Ltd.                                        309,387       1,471,843
Amcor Ltd.                                             240,318       1,404,579
Westfield Trust                                        615,849       1,315,407
Insurance Australia Group Ltd.                         476,697       1,227,998
Macquarie Bank Ltd.                                     58,344       1,195,581
Suncorp-Metway Ltd.                                    150,852       1,191,195
Westfield Holdings Ltd.                                120,900       1,165,963
Woodside Petroleum Ltd.                                133,341       1,152,171
Macquarie Infrastructure Group                         541,398       1,128,352
QBE Insurance Group Ltd.                               177,489       1,126,970
Alumina Ltd.                                           321,750       1,051,676
Stockland Trust Group                                  321,530       1,017,659
Rinker Group Ltd.                                      269,178       1,012,250
General Property Trust                                 553,644         999,786
Brambles Industries Ltd.                               275,769         917,446
Australian Gas Light Co. Ltd.                          127,296         886,541
WMC Resources Ltd./1/                                  321,672         849,465
TABCORP Holdings Ltd.                                  104,325         777,205
Lend Lease Corp. Ltd.                                  113,217         776,765
BHP Steel Ltd.                                         226,498         678,762
Santos Ltd.                                            166,296         628,589
James Hardie Industries NV                             130,065         622,966
Orica Ltd.                                              78,858         587,480
Boral Ltd.                                             163,059         562,528
Newcrest Mining Ltd.                                    93,171         554,805
Mirvac Group                                           192,309         550,166
Origin Energy Ltd.                                     186,849         504,312
CSL Ltd.                                                44,928         491,446
John Fairfax Holdings Ltd.                             242,229         490,730
Mayne Group Ltd.                                       224,484         478,028
Coca-Cola Amatil Ltd.                                  128,115         469,341
Centro Properties Group                                174,447         451,643
Macquarie Goodman Industrial Trust                     392,223         396,031
Patrick Corporation Ltd.                                46,449         389,330
PaperlinX Ltd.                                         117,819         385,867
Transurban Group                                       131,079         371,603
Southcorp Ltd.                                         178,152         356,304
CSR Ltd.                                               264,264         345,511
Cochlear Ltd.                                           15,249         321,759
Investa Property Group                                 250,146         315,719
Gandel Retail Trust                                    361,491         308,847
Toll Holdings Ltd.                                      61,425         286,253
Lion Nathan Ltd.                                        83,811         285,880
Sonic Healthcare Ltd.                                   66,651         285,586
Principal Office Fund                                  270,080         277,947
Commonwealth Property Office Fund                      373,230         277,809
TAB Ltd.                                               127,413         272,145
Publishing & Broadcasting Ltd.                          37,713         269,728
Australian Stock Exchange Ltd.                          29,445         264,910
Harvey Norman Holdings Ltd.                            149,877         259,981
Leighton Holdings Ltd.                                  38,844         247,646
Deutsche Office Trust                                  326,313         232,327
Computershare Ltd.                                     126,867         222,531
Ansell Ltd./1/                                          47,360         206,913
OneSteel Ltd.                                          157,716         201,101
Iluka Resources Ltd.                                    65,481         174,616
Futuris Corp. Ltd.                                     157,092         153,533
Aristocrat Leisure Ltd.                                 80,262          86,756
TOTAL COMMON STOCKS
  (COST: $71,691,338)                                               82,853,170

PREFERRED STOCKS - 4.87%
News Corp. Ltd. (The)                                  596,427       4,265,713
TOTAL PREFERRED STOCKS
  (COST: $4,375,598)                                                 4,265,713

30                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI AUSTRALIA INDEX FUND
August 31, 2003

                                                     SHARES OR
SECURITY                                             PRINCIPAL           VALUE
------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 17.72%

MONEY MARKET FUNDS - 11.49%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/2/,/3/                        6,569,851   $   6,569,851
Barclays Global Investors Funds
  Prime Money Market Fund,
  Institutional Shares/2/,/3/                        2,536,537       2,536,537
BlackRock Temp Cash Money
  Market Fund/2/                                       133,468         133,468
Short Term Investment Co. -
  Liquid Assets Money Market
  Portfolio/2/                                         230,594         230,594
Short Term Investment Co. -
  Prime Money Market
  Portfolio, Institutional Shares/2/                   586,420         586,420
                                                                    10,056,870

FLOATING RATE NOTES - 4.32%
Beta Finance Inc.
  1.07%, 05/20/04/2/                             $     115,297         115,285
  1.16%, 08/23/04/2/                                   115,297         115,393
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                    92,238          92,238
  1.37%, 08/26/04/2/                                   230,594         230,594
CC USA Inc.
  1.06%, 05/24/04/2/                                   230,594         230,578
  1.07%, 04/19/04/2/                                   101,461         101,459
  1.11%, 07/15/04/2/                                   115,297         115,333
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                   230,594         230,570
  1.24%, 08/09/04/2/                                    57,649          57,641
Five Finance Inc.
  1.08%, 04/15/04/2/                                   115,297         115,297
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                   230,594         230,594
Holmes Financing PLC
  1.07%, 04/15/04/2/                                    46,119          46,119
K2 USA LLC
  1.07%, 08/16/04/2/                                    57,649          57,640
  1.08%, 04/13/04/2/                                   115,297         115,294
  1.08%, 05/17/04/2/                                   115,297         115,293
Links Finance LLC
  1.05%, 07/20/04/2/                                    92,238          92,221
  1.07%, 05/04/04/2/                                   115,297         115,293
  1.07%, 06/28/04/2/                                   115,297         115,278
  1.08%, 03/29/04/2/                                   115,297         115,297
Nationwide Building Society
  1.08%, 07/23/04/2/                                   172,946         172,946
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                   115,297         115,277
  1.06%, 10/15/03/2/                                   230,594         230,592
  1.06%, 07/01/04/2/                                   115,297         115,273
  1.24%, 08/06/04/2/                                    57,649          57,644
Tango Finance Corp.
  1.05%, 07/15/04/2/                                    69,178          69,159
  1.06%, 07/06/04/2/                                    69,178          69,173
Toronto Dominion
  1.33%, 08/23/04/2/                                   149,886         149,813
White Pine Finance LLC
  1.06%, 07/06/04/2/                                   138,357         138,345
  1.07%, 05/17/04/2/                                   138,357         138,357
  1.08%, 04/20/04/2/                                   115,297         115,297
                                                                     3,779,293

COMMERCIAL PAPER - 1.65%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                    69,178          69,133
CRC Funding LLC
  1.05%, 09/25/03/2/                                   115,297         115,220
  1.06%, 09/16/03/2/                                    46,119          46,100
Edison Asset Securitization
  1.06%, 09/05/03/2/                                   115,297         115,287
  1.06%, 09/15/03/2/                                    69,178          69,152
  1.07%, 10/23/03/2/                                   216,759         216,430
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                   115,297         115,243
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                    57,649          57,649

SCHEDULES OF INVESTMENTS                                                      31
iSHARES MSCI AUSTRALIA INDEX FUND
August 31, 2003

SECURITY                                             PRINCIPAL           VALUE
------------------------------------------------------------------------------
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                             $      57,649   $      57,625
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                    57,649          57,638
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                   238,914         238,809
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                   168,334         168,260
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                   115,297         115,297
                                                                     1,441,843

TIME DEPOSITS - 0.26%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                   230,594         230,594
                                                                       230,594
TOTAL SHORT TERM INVESTMENTS
  (COST: $15,508,600)                                               15,508,600

TOTAL INVESTMENTS IN SECURITIES - 117.23%
  (COST $91,575,536)                                               102,627,483
OTHER ASSETS, LESS LIABILITIES - (17.23%)                          (15,086,718)
                                                                 -------------
NET ASSETS - 100.00%                                             $  87,540,765
                                                                 =============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

32                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES MSCI BRAZIL INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 27.87%
Petroleo Brasileiro SA                                 490,100   $  10,874,559
Companhia Vale do Rio Doce ADR                         163,930       6,139,179
Unibanco Holdings SA                                84,955,000       3,283,721
Centrais Eletricas Brasileiras SA                  274,332,000       2,038,265
Companhia Siderurgica Nacional                      60,333,000       2,027,401
Souza Cruz SA                                          253,500       2,016,185
Brasil Telecom Participacoes SA                    143,988,000         819,385
Companhia de Saneamento Basico do Estado de Sao
 Paulo                                              18,590,000         813,038
Companhia Siderurgica de Tubarao                    28,730,000         576,347
Tele Norte Leste Participacoes SA                   13,520,000         129,629
TOTAL COMMON STOCKS
  (COST: $24,555,213)                                               28,717,709

PREFERRED STOCKS - 71.53%
Petroleo Brasileiro SA                                 692,900      14,227,734
Companhia de Bebidas das Americas                   42,588,000       9,420,851
Companhia Vale do Rio Doce Class A                     270,400       9,269,031
Banco Itau Holding Financeira SA                    62,023,000       4,702,521
Banco Bradesco SA                                1,085,994,000       4,628,583
Tele Norte Leste Participacoes SA                  353,439,000       4,606,286
Brasil Telecom Participacoes SA                    495,508,000       3,763,586
Embraer-Empresa Brasileira de Aeronautica SA           574,643       2,940,169
Gerdau SA                                              160,589       2,406,394
Aracruz Celulose SA Class B                            845,000       2,311,550
Companhia Energetica de Minas Gerais               201,955,467       2,209,165
Companhia Brasileira de Distribuicao                69,966,000       1,382,307
Telesp Celular Participacoes SA/1/                 851,864,000       1,372,302
Usinas Siderurgicas de Minas Gerais SA Class A         236,600       1,358,392
Sadia SA                                             1,690,000       1,312,732
Centrais Eletricas Brasileiras SA Class B          143,143,000       1,189,232
Votorantim Celulose e Papel SA                      22,477,000       1,176,608
Tele Centro Oeste Celular Participacoes            522,622,000       1,062,543
Embratel Participacoes SA/1/                       468,017,000         961,007
Duratex SA                                          36,335,000         773,085
Companhia Paranaense de Energia Class B/1/         246,779,000         691,749
Companhia de Tecidos Norte de Minas                  7,436,400         560,053
Telemig Celular Participacoes SA                   487,319,000         551,338
Tele Nordeste Celular Participacoes SA             487,762,000         413,471
Tele Celular Sul Participacoes                     472,543,000         406,954
TOTAL PREFERRED STOCKS
  (COST: $62,634,114)                                               73,697,643

SHORT TERM INVESTMENTS - 0.36%

MONEY MARKET FUNDS - 0.36%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/2/                              370,023         370,023
                                                                       370,023
TOTAL SHORT TERM INVESTMENTS
  (COST: $370,023)                                                     370,023

TOTAL INVESTMENTS IN SECURITIES - 99.76%
  (COST $87,559,350)                                               102,785,375
OTHER ASSETS, LESS LIABILITIES - 0.24%                                 249,236
                                                                 -------------
NET ASSETS - 100.00%                                             $ 103,034,611
                                                                 =============

/1/  Non-income earning securities.
/2/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      33

Schedule of Investments

iSHARES MSCI CANADA INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.78%
Royal Bank of Canada                                   855,742   $  36,761,465
Bank of Nova Scotia                                    647,325      28,718,149
EnCana Corp.                                           609,924      22,837,799
Bank of Montreal                                       634,584      21,272,505
Canadian Imperial Bank of Commerce                     469,773      19,218,987
Manulife Financial Corp.                               595,262      18,023,288
Sun Life Financial Inc.                                792,408      17,365,969
Nortel Networks Corp./1/                             4,965,702      16,109,043
Alcan Inc.                                             399,081      14,451,097
Barrick Gold Corp.                                     697,467      14,209,291
Canadian National Railway Co.                          253,998      13,582,937
Petro-Canada                                           285,645      11,247,471
TransCanada Corp.                                      614,856      11,076,849
Suncor Energy Inc.                                     576,633      10,808,102
Thomson Corp.                                          302,085       9,094,236
Magna International Inc. Class A                       119,601       8,759,158
BCE Inc.                                               387,573       8,390,453
Talisman Energy Inc.                                   166,455       7,883,858
Enbridge Inc.                                          207,966       7,653,581
Placer Dome Inc.                                       525,669       7,169,850
Biovail Corp./1/                                       171,798       7,061,905
Bombardier Inc. Class B                              1,817,853       6,958,728
Loblaw Companies Ltd.                                  144,672       6,450,610
Canadian Natural Resources Ltd.                        163,994       6,352,159
Imperial Oil Ltd.                                      173,853       6,252,767
Power Corp. of Canada                                  205,911       6,078,690
Inco Ltd./1/                                           237,969       6,004,336
National Bank of Canada                                236,325       5,971,374
Brascan Corp. Class A                                  208,377       5,407,903
George Weston Ltd.                                      70,281       5,370,570
Great-West Lifeco Inc.                                 170,569       5,053,805
Canadian Pacific Railway Ltd.                          204,678       5,002,043
Power Financial Corp.                                  159,468       4,885,838
Potash Corp. of Saskatchewan Inc.                       68,637       4,865,921
ATI Technologies Inc./1/                               311,553       4,694,127
Celestica Inc./1/                                      248,655       4,366,677
Nexen Inc.                                             163,173       4,297,091
Abitibi-Consolidated Inc.                              484,158       3,657,842
Shell Canada Ltd.                                       92,064       3,471,108
TransAlta Corp.                                        245,367       3,362,597
Domtar Inc.                                            281,946       3,260,220
Shaw Communications Inc. Class B                       263,451       3,255,272
Molson Inc. Class A                                    132,345       3,196,163
Goldcorp Inc.                                          232,626       3,018,612
Fairfax Financial Holdings Ltd.                         18,084       3,014,760
Cognos Inc./1/                                          96,996       2,992,776
Investors Group Inc.                                   140,562       2,847,415
Rogers Communications Inc. Class B                     198,102       2,829,111
Fairmont Hotels & Resorts Inc.                         106,056       2,806,701
Precision Drilling Corp. Class A/1/                     69,876       2,790,708
Brookfield Properties Corp.                            118,374       2,780,251
Shoppers Drug Mart Corp./1/                            146,316       2,769,894
TELUS Corp.                                            161,757       2,763,682
Kinross Gold Corp./1/                                  357,159       2,711,231
Cameco Corp.                                            73,575       2,545,940
Canadian Tire Corp. Class A                            100,710       2,541,073
MDS Inc.                                               175,908       2,453,822
NOVA Chemicals Corp.                                   115,080       2,442,386
Husky Energy Inc.                                      166,457       2,381,986
CP Ships Ltd.                                          111,381       2,332,565
Dofasco Inc.                                           103,161       2,331,469
Teck Cominco Ltd. Class B                              240,024       2,327,306
Glamis Gold Ltd./1/                                    159,057       2,258,893
Noranda Inc.                                           217,419       2,210,005
Penn West Petroleum Ltd./1/                             67,413       2,194,209
Finning International Inc.                              91,242       2,110,113
Agrium Inc.                                            166,044       1,994,228
SNC-Lavalin Group Inc.                                  60,006       1,849,300
CGI Group Inc./1/                                      331,275       1,815,009
Four Seasons Hotels Inc.                                35,763       1,722,729
Meridian Gold Inc./1/                                  128,643       1,681,359
C.I. Fund Management Inc.                              172,209       1,666,038
Falconbridge Ltd.                                      109,326       1,599,912
Masonite International Corp./1/                         68,226       1,431,263
Agnico-Eagle Mines Ltd.                                 97,818       1,415,281
Aliant Inc.                                             62,472       1,391,619
Onex Corp.                                             124,536       1,382,586
CAE Inc.                                               284,823       1,242,244
MI Developments Inc. Class A/1/                         59,801       1,189,845

34                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI CANADA INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
QLT Corp./1/                                            85,488   $   1,167,244
Hudson's Bay Co.                                       110,970         711,187
Intrawest Corp.                                         52,608         680,379
TOTAL COMMON STOCKS
  (COST: $415,923,087)                                             502,306,965

SHORT TERM INVESTMENTS - 0.06%

MONEY MARKET FUNDS - 0.06%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/2/                              308,015         308,015
                                                                       308,015
TOTAL SHORT TERM INVESTMENTS
  (COST: $308,015)                                                     308,015

TOTAL INVESTMENTS IN SECURITIES - 99.84%
  (COST $416,231,102)                                              502,614,980
OTHER ASSETS, LESS LIABILITIES - 0.16%                                 791,834
                                                                 -------------
NET ASSETS - 100.00%                                             $ 503,406,814
                                                                 =============

/1/  Non-income earning securities.
/2/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      35

Schedule of Investments

iSHARES MSCI EMERGING MARKETS INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 95.43%

ARGENTINA - 0.43%
BBVA Banco Frances SA ADR                              147,972   $     744,299
Petrobras Energia Participaciones SA ADR                71,676         537,570
                                                                     1,281,869

BERMUDA - 0.14%
Brilliance China Automotive Holdings Ltd.            1,320,000         418,881
                                                                       418,881
BRAZIL - 6.40%
Aracruz Celulose SA ADR                                 10,604         289,807
Banco Bradesco SA ADR                                   77,308       1,659,803
Banco Itau Holding Financiera SA ADR                    62,040       2,349,455
Brasil Telecom Participacoes SA ADR                     35,024       1,327,410
Companhia Brasileira de Distribuicao Pao de
 Acucar ADR                                             42,636         838,224
Companhia de Bebidas das Americas ADR                  128,700       2,855,853
Companhia Vale do Rio Doce ADR                          53,636       2,008,668
Companhia Vale do Rio Doce Sponsored ADR                62,304       2,126,435
Empresa Brasiliera de Aeronautica SA ADR                37,840         771,558
Petroleo Brasileiro SA ADR                             104,456       2,308,478
Tele Norte Leste Participacoes SA ADR                  145,552       1,893,632
Telesp Celular Partcipacoes SA ADR                      95,128         385,268
Votorantim Celulose e Papel ADR                          9,240         243,012
                                                                    19,057,603
CHILE - 2.23%
Banco Santander Chile SA ADR                            86,768       1,817,790
Compania de Telecomunicaciones de Chile SA ADR         150,964       1,967,061
Enersis SA ADR                                         221,936       1,187,358
Sociedad Quimica y Minera de Chile SA ADR               47,300       1,679,150
                                                                     6,651,359
CHINA - 3.66%
Beijing Capital International Airport Co. Ltd.
 Class H                                               176,000          49,645
Beijing Datang Power Generation Co. Ltd.
 Class H                                               352,000         190,683
China Petroleum and Chemical Corp. Class H           7,216,000       2,197,363
China Shipping Development Co. Ltd.                    792,000         396,033
China Southern Airlines Co. Ltd./1/                    264,000          87,161
China Telecom Corp. Ltd. Class H                     3,784,000       1,043,113
Guangshen Railway Co. Ltd. Class H                   2,816,000         707,669
Huaneng Power International Inc. Class H               528,000         724,368
Jiangsu Expressway Co. Ltd. Class H                    264,000         105,778
Jiangxi Copper Co. Ltd.                                792,000         187,862
PetroChina Co. Ltd. Class H                          9,328,000       3,259,092
Qingling Motors Co. Ltd.                               616,000         101,096
Shandong International Power Development Co. Ltd.    1,496,000         436,370
Sinopec Shanghai Petrochemical Co. Ltd.              1,056,000         255,898
Travelsky Technology Ltd. Class H                       88,000          75,596
Tsingtao Brewery Co. Ltd. Class H                      176,000         147,807
Yanzhou Coal Mining Co. Ltd. Class H                   616,000         367,261
Yizheng Chemical Fibre Co. Ltd.                        352,000          56,415
Zhejiang Expressway Co. Ltd.                         1,056,000         514,504
                                                                    10,903,714

CZECH REPUBLIC - 2.15%
CEZ AS                                                 439,000       1,999,438
Komercni Banka AS                                       13,118       1,053,564

36                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI EMERGING MARKETS INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
Philip Morris CR AS                                      5,632   $   2,621,461
Unipetrol AS/1/                                        338,800         739,242
                                                                     6,413,705

HONG KONG - 4.39%
Beijing Enterprises Holdings Ltd.                      176,000         174,886
China Merchants Holdings International Co. Ltd.        176,000         196,324
China Mobile Ltd.                                    2,068,000       5,316,264
China Overseas Land & Investment Ltd.                  440,000          52,466
China Pharmaceutical Group Ltd.                      1,232,000         446,242
China Resources Enterprises Ltd.                       616,000         596,306
China Resources Land Ltd.                            1,408,000         167,891
China Travel International Investment
 Hong Kong Ltd.                                      3,080,000         588,408
Citic Pacific Ltd.                                     484,000         992,903
CNOOC Ltd.                                           1,254,000       2,347,426
COFCO International Ltd.                               264,000         111,702
Cosco Pacific Ltd.                                     264,000         294,486
Denway Motors Ltd.                                     968,000         546,097
Legend Group Ltd.                                    1,496,000         642,566
Shanghai Industrial Holdings Ltd.                      176,000         293,358
Shenzhen Investment Ltd.                               440,000          63,749
TCL International Holdings Ltd.                        880,000         256,688
                                                                    13,087,762

HUNGARY - 1.46%
Gedeon Richter Rt.                                      23,188       1,973,951
MATAV Rt.                                              195,096         738,232
OTP Bank Rt./1/                                        143,924       1,638,702
                                                                     4,350,885

INDIA - 4.46%
Dr. Reddy's Laboratories Ltd. ADR                       69,608       1,764,563
HDFC Bank Ltd. ADR                                     104,544       2,297,877
ICICI Bank Ltd. ADR                                    146,331       1,417,947
Infosys Technologies Ltd. ADR                           42,592       2,412,837
Mahanagar Telephone Nigam Ltd. ADR                     280,896       1,530,883
Satyam Computer Services Ltd. ADR                      121,924       1,452,115
Videsh Sanchar Nigam Ltd. ADR                          279,796       1,505,302
Wipro Ltd. ADR                                          34,452         897,475
                                                                    13,278,999

INDONESIA - 2.14%
PT Aneka Tambang Tbk                                 3,300,000         330,583
PT Astra International Inc. Tbk/1/                   1,210,000         541,897
PT Bank Central Asia Tbk                             1,100,000         379,199
PT Bank Mandiri/1/                                   2,310,000         231,408
PT Bank Pan Indonesia Tbk                            8,272,000         272,971
PT Bhakti Investama Tbk/1/                           4,730,000         197,896
PT Bimantara Citra Tbk                                 396,000         184,349
PT Gudang Garam Tbk                                    440,000         477,077
PT Hanjaya Mandala Sampoerna Tbk                     1,188,000         567,048
PT Kable Farma Tbk                                   6,666,000         471,373
PT Matahari Putra Prima Tbk                          3,850,000         215,527
PT Ramayana Lestari Sentosa Tbk                        880,000         305,952
PT Semen Gresik (Persero) Tbk                           37,500          35,136
PT Telekomunikasi Indonesia Tbk                      4,026,000       2,170,766
                                                                     6,381,182

ISRAEL - 3.49%
AudioCodes Ltd.                                         37,576         226,997
Bank Hapoalim Ltd./1/                                  508,684         992,415
Bank Leumi Le-Israel/1/                                665,984         932,138
Blue Square-Israel Ltd.                                 24,552         236,736
Elbit Systems Ltd.                                      25,608         441,398
Israel Chemicals Ltd.                                  387,200         468,752
Israel Discount Bank Class A/1/                        542,696         407,999
Makhteshim-Agan Industries Ltd.                        154,000         410,644
NICE Systems Ltd./1/                                     4,400          65,347
Teva Pharmaceutical Industries Ltd.                     96,228       5,671,043
United Mizrahi Bank Ltd./1/                            197,516         548,458
                                                                    10,401,927

LUXEMBOURG - 0.37%
Tenaris SA ADR                                          43,252       1,091,248
                                                                     1,091,248

MEXICO - 7.61%
Alfa SA de CV Class A                                  184,800         434,656

SCHEDULES OF INVESTMENTS                                                      37
iSHARES MSCI EMERGING MARKETS INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
America Movil SA de CV Series L/1/                   3,097,600   $   3,590,891
Cemex SA de CV Series CPO                              387,200       1,929,858
Coca-Cola Femsa SA de CV Series L/1/                   308,000         666,361
Consorcio Ara SA de CV/1/                              308,000         667,198
Controladora Comercial Mexicana SA de CV               426,800         269,240
Fomento Economico Mexicano SA de CV Class UBD          268,400         998,381
Grupo Carso SA de CV Series A1                          13,200          39,482
Grupo Continental SA                                   233,200         334,169
Grupo Elektra SA de CV Series CPO                       61,600         189,272
Grupo Financiero Banorte SA de CV Series O              73,000         194,459
Grupo Financiero BBVA Bancomer SA de CV Class
 B/1/                                                1,518,000       1,236,909
Grupo Mexico SA de CV Series B/1/                      198,000         271,346
Grupo Modelo SA de CV Series C                         576,400       1,379,222
Grupo Televisa SA Series CPO                           906,400       1,695,649
Industrias Penoles SA de CV Series CP                   39,600          82,014
Kimberly-Clark de Mexico SA de CV Class A              321,200         742,373
Telefonos de Mexico SA de CV Series L                3,260,400       4,949,850
TV Azteca SA de CV Series CPO                          422,400         172,666
Vitro SA de CV Series A                                642,400         501,320
Wal-Mart de Mexico SA de CV Series C                   330,000         816,550
Wal-Mart de Mexico SA de CV Series V                   545,600       1,494,923
                                                                    22,656,789

PERU - 0.34%
Compania de Minas Buenaventura SAu ADR                  26,444       1,009,896
                                                                     1,009,896

PHILIPPINE ISLANDS - 1.66%
ABS-CBN Broadcasting Corp./1/                        1,249,796         545,663
Ayala Corp.                                          3,960,400         306,198
Ayala Land Inc.                                      1,249,600         131,848
Bank of the Philippine Islands                         721,652         538,252
Equitable PCI Bank Inc./1/                             528,000         302,565
Filinvest Land Inc./1/                               5,280,000          93,171
Globe Telecom Inc.                                      25,080         282,874
Jollibee Foods Corp.                                 1,892,000         585,119
Manila Electric Co. Class B/1/                         484,000         176,096
Megaworld Corp./1/                                   7,501,068         117,353
Metropolitan Bank & Trust Co./1/                     1,126,640         553,380
Petron Corp.                                         8,803,600         301,087
Philippine Long Distance Telephone Co./1/               54,560         531,010
SM Prime Holdings Inc.                               4,884,000         479,782
                                                                     4,944,398
RUSSIA - 5.00%
JSC MMC Norilsk Nickel ADR                              33,924       1,345,087
LUKOIL ADR                                              70,312       5,486,445
Rostelecom ADR                                          41,756         436,350
Surgutneftegaz ADR                                     167,332       3,636,124
Tatneft ADR                                             11,880         273,240
YUKOS ADR                                               64,681       3,712,043
                                                                    14,889,289

SOUTH AFRICA - 14.28%
African Bank Investments Ltd.                          375,540         371,441
Alexander Forbes Ltd.                                  386,804         569,916
Anglo American Platinum Corp. Ltd.                      23,848         885,922
Anglo American PLC                                     597,872      11,219,276
AngloGold Ltd.                                          48,268       1,870,138
Anglovaal Industries Ltd.                              178,336         389,274
Barloworld Ltd.                                         92,532         746,063
Bidvest Group Ltd.                                     128,568         766,497
Dimension Data Holdings PLC/1/                         555,060         234,746
FirstRand Ltd.                                       1,258,400       1,304,753
Foschini Ltd.                                          409,816         978,415
Gold Fields Ltd.                                       141,284       1,927,476
Harmony Gold Mining Co. Ltd.                            20,196         287,786
Impala Platinum Holdings Ltd.                           18,744       1,457,557
Imperial Holdings Ltd./1/                              114,444         917,269
Investec Ltd.                                           38,412         482,115

38                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI EMERGING MARKETS INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
Iscor Ltd.                                             157,300   $     444,217
JD Group Ltd.                                          124,564         537,172
Liberty Group Ltd.                                      76,164         516,419
Metro Cash & Carry Ltd./1/                           1,312,402         390,319
MTN Group Ltd./1/                                      457,028       1,131,659
Nampak Ltd.                                            337,524         601,833
Naspers Ltd.                                           171,556         643,628
Nedcor Ltd.                                             62,700         711,683
Network Healthcare Holdings Ltd./1/                    757,738         415,567
New Africa Capital Ltd.                                387,992         322,886
Old Mutual PLC                                       1,539,912       2,321,423
Pick'n Pay Stores Ltd.                                 186,296         382,504
Sanlam Ltd.                                          1,193,808       1,180,779
Sappi Ltd.                                              85,140       1,086,029
Sasol Ltd.                                             252,164       2,924,139
Shoprite Holdings Ltd.                                 510,400         483,940
Standard Bank Group Ltd.                               422,268       1,895,309
Telkom South Africa Ltd./1/                             53,064         291,816
Tiger Brands Ltd.                                       70,444         690,985
Tongaat-Hulett Group Ltd.                               36,168         175,166
Truworths International Ltd.                           362,208         397,786
Woolworths Holdings Ltd.                               640,508         572,350
                                                                    42,526,253

SOUTH KOREA - 18.00%
Kookmin Bank ADR                                       179,124       6,663,413
Korea Electric Power Corp. ADR                         662,816       6,117,792
KT Corp. ADR                                           218,988       4,127,924
POSCO ADR                                              311,432       9,342,960
Samsung Electronics Co. Ltd. GDR                       123,024      22,820,952
SK Telecom Co. Ltd. ADR                                237,996       4,536,204
                                                                    53,609,245

TAIWAN - 12.69%
AU Optronics Corp. ADR                                 525,800       7,119,332
Chunghwa Telecom Co. Ltd. ADR                           98,296       1,387,940
Siliconware Precision Industries Co. ADR             1,619,068       6,961,992
Taiwan Semiconductor Manufacturing Co. Ltd.
  ADR                                                1,095,173      12,901,138
United Microelectronics Corp. ADR                    1,896,196       9,424,094
                                                                    37,794,496

THAILAND - 3.67%
Advanced Info Service PCL                              338,800         457,615
Bangkok Bank PCL/1/                                    316,800         651,487
Bangkok Expressway PCL                                 818,400         458,097
BEC World PCL                                           52,800         316,106
Charoen Pokphand Food PCL                            1,232,000         158,910
Electricity Generating PCL                             321,200         492,470
GMM Grammy PCL                                         255,200         134,773
Industrial Finance Corp. of Thailand/1/              2,120,800         325,165
Kasikornbank PCL/1/                                    629,200         712,042
Kiatnakin Finance PCL                                  136,400         115,354
Land & House PCL                                     1,108,800         326,514
National Finance PCL                                   550,000         196,763
National Petrochemical PCL                             176,000         308,396
PTT Exploration and Production PCL                     140,800         541,407
PTT PCL                                              1,491,600       2,649,959
Ratchaburi Electricity Generating Holding PCL        1,447,600       1,021,670
Shin Corp. PCL                                         519,200         274,194
Siam Cement PCL                                        132,000         603,943
Siam City Cement PCL                                    26,400         136,208
Siam Makro PCL                                         594,000         491,506
Thai Union Frozen Products PCL                         528,000         398,345
TISCO Finance PCL/1/                                    61,600          45,349
United Broadcasting Corp. PCL/1/                       233,200          98,751
                                                                    10,915,024

TURKEY - 0.69%
Adana Cimento Class A                               67,584,000         174,776
Akbank TAS                                         116,045,998         360,121
Akcansa Cimento AS                                  13,420,000          36,620
Arcelik AS                                          42,945,250         148,589
Dogan Yayin Holding AS/1/                           49,020,400          83,580
Eregli Demir ve Celik Fabrikalari TAS/1/             8,800,000         136,857
Hurriyet Gazetecilik ve Matbaacilik AS/1/           57,995,440         122,052

SCHEDULES OF INVESTMENTS                                                      39
iSHARES MSCI EMERGING MARKETS INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
Trakya Cam Sanayii AS                               33,968,000    $     85,420
Tupras-Turkiye Petrol Rafinerileri AS               44,616,000         362,848
Turk Sise ve Cam Fabrikalari AS/1/                 157,916,000         199,402
Turkiye Garanti Bankasi AS/1/                       83,398,323         128,511
Vestel Elektronik Sanayi/1/                         83,556,000         217,571
                                                                     2,056,347

VENEZUELA - 0.17%
Compania Anonima Nacional Telefonos de
  Venezuela (CANTV) ADR                                 38,940         515,176
                                                                       515,176
TOTAL COMMON STOCKS
  (COST: $255,996,011)                                             284,236,047

PREFERRED STOCKS - 1.20%

BRAZIL - 1.11%
Petroleo Brasileiro SA Pfd ADR                         161,348       3,291,499
                                                                     3,291,499
THAILAND - 0.09%
Siam Commercial Bank PCL/1/                            294,800         276,218
                                                                       276,218
TOTAL PREFERRED STOCKS
  (COST: $3,269,565)                                                 3,567,717

EXCHANGE TRADED FUNDS - 3.03%
iShares MSCI Malaysia Index Fund/2/                    294,800       1,798,280
iShares MSCI South Korea Index Fund/2/                 123,200       2,881,648
iShares MSCI Taiwan Index Fund/2/                      391,600       4,358,508
TOTAL EXCHANGE TRADED FUNDS
  (COST: $7,767,498)                                                 9,038,436

SHORT TERM INVESTMENTS - 0.30%

MONEY MARKET FUNDS - 0.30%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/2/                              886,486         886,486
                                                                       886,486
TOTAL SHORT TERM INVESTMENTS
  (COST: $886,486)                                                     886,486

TOTAL INVESTMENTS IN SECURITIES - 99.96%
  (COST $267,919,560)                                              297,728,686
OTHER ASSETS, LESS LIABILITIES - 0.04%                                 117,523
                                                                 -------------
NET ASSETS - 100.00%                                             $ 297,846,209
                                                                 =============

/1/  Non-income earning securities.
/2/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

40                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES MSCI HONG KONG INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.55%
Hutchison Whampoa Ltd.                               5,180,800   $  38,194,978
Cheung Kong (Holdings) Ltd.                          3,330,000      25,830,999
Sun Hung Kai Properties Ltd.                         2,960,000      21,347,933
Hang Seng Bank Ltd.                                  1,887,000      20,928,090
CLP Holdings Ltd.                                    3,515,200      15,504,225
Swire Pacific Ltd. Class A                           2,220,000      12,467,193
Hong Kong & China Gas Co. Ltd.                       8,510,663      11,457,617
Hongkong Electric Holdings Ltd.                      2,590,000      10,228,032
Bank of East Asia Ltd.                               3,626,100       8,554,590
BOC Hong Kong (Holdings) Ltd.                        6,660,000       8,539,173
Wharf (Holdings) Ltd. (The)                          2,960,000       6,945,194
Li & Fung Ltd.                                       3,700,000       6,285,780
MTR Corp. Ltd.                                       4,625,083       5,811,486
Henderson Land Development Co. Ltd.                  1,480,000       5,588,414
Cathay Pacific Airways Ltd.                          2,590,000       4,483,066
Johnson Electric Holdings Ltd.                       2,775,000       4,322,956
Esprit Holdings Ltd.                                 1,665,000       4,141,499
PCCW Ltd./1/                                         7,030,576       4,078,975
Hong Kong Exchanges & Clearing Ltd.                  2,220,000       3,984,948
Hang Lung Properties Ltd.                            3,330,000       3,842,628
Yue Yuen Industrial (Holdings) Ltd.                  1,110,000       3,316,046
Television Broadcasts Ltd.                             740,000       3,121,542
Cheung Kong Infrastructure Holdings Ltd.             1,480,000       3,064,614
Hysan Development Co. Ltd.                           1,850,000       2,182,233
ASM Pacific Technology Ltd.                            555,000       1,864,386
New World Development Co. Ltd.                       2,590,000       1,859,642
Shangri-La Asia Ltd.                                 2,220,000       1,850,154
Sino Land Co. Ltd.                                   3,700,000       1,731,555
Hopewell Holdings Ltd.                               1,480,000       1,679,371
Techtronic Industries Co. Ltd.                         740,000       1,660,395
Giordano International Ltd.                          3,700,000       1,541,795
SCMP Group Ltd.                                      2,960,000       1,252,412
Texwinca Holdings Ltd.                               1,480,000       1,148,044

                                                     SHARES OR
SECURITY                                             PRINCIPAL           VALUE
------------------------------------------------------------------------------
SmarTone Telecommunications Holdings Ltd.              555,000   $     697,366
TOTAL COMMON STOCKS
  (COST: $239,008,766)                                             249,507,331

SHORT TERM INVESTMENTS - 16.77%

MONEY MARKET FUNDS - 10.89%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/2/,/3/                       17,884,697      17,884,697
Barclays Global Investors Funds
  Prime Money Market Fund,
  Institutional Shares/2/,/3/                        6,849,455       6,849,455
BlackRock Temp Cash Money Market Fund/2/               360,406         360,406
Short Term Investment Co. -
  Liquid Assets Money Market Portfolio/2/              622,678         622,678
Short Term Investment Co. -
  Prime Money Market Portfolio,
  Institutional Shares/2/                            1,583,519       1,583,519
                                                                    27,300,755

FLOATING RATE NOTES - 4.07%
Beta Finance Inc.
  1.07%, 05/20/04 /2/                            $     311,339         311,306
  1.16%, 08/23/04 /2/                                  311,339         311,599
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03 /2/                                  249,071         249,072
  1.37%, 08/26/04 /2/                                  622,678         622,678
CC USA Inc.
  1.06%, 05/24/04 /2/                                  622,678         622,633
  1.07%, 04/19/04 /2/                                  273,978         273,970
  1.11%, 07/15/04 /2/                                  311,339         311,436
Dorada Finance Inc.
  1.07%, 05/20/04 /2/                                  622,678         622,611
  1.24%, 08/09/04 /2/                                  155,669         155,648
Five Finance Inc.
  1.08%, 04/15/04 /2/                                  311,339         311,339
HBOS Treasury Services PLC
  1.27%, 06/24/04 /2/                                  622,678         622,678

SCHEDULES OF INVESTMENTS                                                      41
iSHARES MSCI HONG KONG INDEX FUND
August 31, 2003

SECURITY                                             PRINCIPAL           VALUE
------------------------------------------------------------------------------
Holmes Financing PLC
  1.07%, 04/15/04 /2/                            $     124,536   $     124,536
K2 USA LLC
  1.07%, 08/16/04 /2/                                  155,669         155,647
  1.08%, 04/13/04 /2/                                  311,339         311,330
  1.08%, 05/17/04 /2/                                  311,339         311,328
Links Finance LLC
  1.05%, 07/20/04 /2/                                  249,071         249,027
  1.07%, 05/04/04 /2/                                  311,339         311,329
  1.07%, 06/28/04 /2/                                  311,339         311,288
  1.08%, 03/29/04 /2/                                  311,339         311,339
Nationwide Building Society
  1.08%, 07/23/04 /2/                                  467,008         467,008
Sigma Finance Inc.
  1.05%, 07/20/04 /2/                                  311,339         311,284
  1.06%, 10/15/03 /2/                                  622,678         622,670
  1.06%, 07/01/04 /2/                                  311,339         311,274
  1.24%, 08/06/04 /2/                                  155,669         155,655
Tango Finance Corp.
  1.05%, 07/15/04 /2/                                  186,803         186,750
  1.06%, 07/06/04 /2/                                  186,803         186,788
Toronto Dominion
  1.33%, 08/23/04 /2/                                  404,741         404,542
White Pine Finance LLC
  1.06%, 07/06/04 /2/                                  373,607         373,576
  1.07%, 05/17/04 /2/                                  373,607         373,607
  1.08%, 04/20/04 /2/                                  311,339         311,339
                                                                    10,205,287

COMMERCIAL PAPER - 1.56%
Corporate Asset Funding Corp.
  1.06%, 09/24/03 /2/                                  186,803         186,682
CRC Funding LLC
  1.05%, 09/25/03 /2/                                  311,339         311,131
  1.06%, 09/16/03 /2/                                  124,536         124,484
Edison Asset Securitization
  1.06%, 09/05/03 /2/                                  311,339         311,311
  1.06%, 09/15/03 /2/                                  186,803         186,732
  1.07%, 10/23/03 /2/                                  585,317         584,430
Eureka Securitization Inc.
  1.05%, 09/18/03 /2/                                  311,339         311,194
Jupiter Securitization Corp.
  1.07%, 09/02/03 /2/                                  155,669         155,669
Park Avenue Receivables Corp.
  1.06%, 09/16/03 /2/                                  155,669         155,605
Preferred Receivables Funding Corp.
  1.06%, 09/08/03 /2/                                  155,669         155,642
Quincy Capital Corp.
  1.06%, 09/17/03 /2/                                  645,144         644,860
Receivables Capital Corp.
  1.06%, 09/17/03 /2/                                  454,555         454,355
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03 /2/                                  311,339         311,339
                                                                     3,893,434

TIME DEPOSITS - 0.25%
SunTrust Banks Inc.
  1.00%, 09/02/03 /2/                                  622,678         622,678
                                                                       622,678
TOTAL SHORT TERM INVESTMENTS
  (COST: $42,022,154)                                               42,022,154

TOTAL INVESTMENTS IN SECURITIES - 116.32%
  (COST $281,030,920)                                              291,529,485
OTHER ASSETS, LESS LIABILITIES - (16.32%)                          (40,902,545)
                                                                 -------------
NET ASSETS - 100.00%                                             $ 250,626,940
                                                                 =============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

42                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES MSCI MALAYSIA INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.88%
Malayan Banking Bhd                                  4,084,800   $   9,943,263
Telekom Malaysia Bhd                                 2,708,400       5,523,711
Tenaga Nasional Bhd                                  2,220,000       5,257,895
Sime Darby Bhd                                       3,640,800       4,934,242
Commerce Asset Holdings Bhd                          4,062,600       4,276,421
Genting Bhd                                            999,000       4,101,158
Resorts World Bhd                                    1,398,600       3,790,942
Public Bank Bhd                                      5,395,537       3,762,677
British American Tobacco (Malaysia) Bhd                333,000       3,592,895
Maxis Communications Bhd                             2,086,800       3,542,068
Malaysian International Shipping Corp. Bhd           1,332,000       3,487,737
IOI Corp. Bhd                                        1,998,000       3,102,158
PLUS Expressways Bhd/1/                              4,284,600       2,852,642
Gamuda Bhd                                           1,354,200       2,262,939
Petronas Gas Bhd                                     1,132,200       2,189,913
Hong Leong Bank Bhd                                  1,346,200       1,983,874
Magnum Corp. Bhd                                     2,397,600       1,779,272
YTL Corp. Bhd                                        1,465,820       1,728,125
Malakoff Bhd                                         1,354,200       1,724,823
AMMB Holdings Bhd                                    1,420,800       1,675,048
OYL Industries Bhd                                     177,733       1,485,006
Tanj ong PLC                                           555,000       1,453,224
Berj aya Sports Toto Bhd                             1,154,400       1,281,992
Perusahaan Otomobil Nasional Bhd                       555,000       1,124,605
Kuala Lumpur Kepong Bhd                                710,400       1,121,684
Nestle (Malaysia) Bhd                                  199,800       1,098,900
SP Setia Bhd                                         1,177,100       1,034,609
Road Builder (Malaysia) Holdings Bhd                 1,021,700       1,016,323
IJM Corp. Bhd                                          777,000       1,014,189
DRB-Hicom Bhd                                        1,376,400         956,236
Hong Leong Credit Bhd                                  733,000         952,900
Malaysian Pacific Industries Bhd                       222,000         893,842
Malaysian Airline System Bhd/1/                        710,400         826,307
Star Publications (Malaysia) Bhd                       488,400         790,437
PPB Group Bhd                                          555,333         789,157
UMW Holdings Bhd                                       310,800         719,747
Malayan Cement Bhd                                   3,285,600         665,766
Golden Hope Plantations Bhd                            732,600         663,196
RHB Capital Bhd                                      1,287,600         643,800
Petronas Dagangan Bhd                                  355,200         626,274
Oriental Holdings Bhd                                  511,000         607,821
Malaysia Mining Corp. Bhd                              799,200         584,678
Malaysian Resources Corp. Bhd/1/,/2/                 1,435,600         540,995
IGB Corp. Bhd                                        1,620,600         537,357
Multi-Purpose Holdings Bhd/1/                        1,487,400         516,676
Malaysian Oxygen Bhd                                   177,600         514,105
Unisem (Malaysia) Bhd                                  244,200         494,826
Edaran Otomobil Nasional Bhd                           199,800         475,840
Guinness Anchor Bhd                                    421,800         470,640
Highlands & Lowlands Bhd                               421,800         370,740
TA Enterprise Bhd                                    1,909,200         366,767
Malaysia Airports Holdings Bhd                         777,000         333,292
New Straits Times Press Bhd                            333,000         333,000
Hong Leong Industries Bhd                              244,200         324,529
Tan Chong Motor Holdings Bhd                           954,600         316,525
Puncak Niaga Holdings Bhd/1/                           377,400         315,824
Mulpha International Bhd/1/                          2,553,000         315,766
IOI Properties Bhd                                     177,600         308,463
OSK Holdings Bhd                                       710,400         297,246
Courts Mammoth Bhd                                     355,200         277,617
Jaya Tiasa Holdings Bhd                                288,600         226,323
TIME Engineering Bhd/1/                                710,400         216,859
WTK Holdings Bhd                                       155,400         194,659
Hume Industries Bhd                                        667             751
Media Prima Bhd/1/,/2/                                 933,140               -
TOTAL COMMON STOCKS
  (COST: $68,989,018)                                               99,611,296

SHORT TERM INVESTMENTS - 0.18%

MONEY MARKET FUNDS - 0.18%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/3/                              174,468         174,468
                                                                       174,468
TOTAL SHORT TERM INVESTMENTS
  (COST: $174,468)                                                     174,468

TOTAL INVESTMENTS IN SECURITIES - 100.06%
  (COST $69,163,486)                                                99,785,764
OTHER ASSETS, LESS LIABILITIES - (0.06%)                               (56,184)
                                                                 -------------
NET ASSETS - 100.00%                                             $  99,729,580
                                                                 =============

/1/  Non-income earning securities.
/2/ Security valued at fair value in accordance with procedures approved by the Board of Directors. See Note 1.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      43

Schedule of Investments

iSHARES MSCI MEXICO INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.95%
Telefonos de Mexico SA de CV Series L                8,340,000   $  12,661,561
America Movil SA de CV Series L/1/                  10,260,000      11,893,900
Cemex SA de CV Series CPO                            1,144,000       5,701,854
Grupo Televisa SA Series CPO                         1,620,000       3,030,617
Wal-Mart de Mexico SA de CV Series V                 1,056,000       2,893,400
Grupo Financiero BBVA Bancomer SA de CV Class
 B/1/                                                3,484,000       2,838,862
Fomento Economico Mexicano SA de CV Class UBD          692,000       2,574,067
Grupo Modelo SA de CV Series C                         964,000       2,306,680
Kimberly-Clark de Mexico SA de CV Class A              776,000       1,793,528
Grupo Carso SA de CV Series A1                         528,000       1,579,262
TV Azteca SA de CV Series CPO                        3,184,000       1,301,535
America Telecom SA de CV Series A1/1/                1,149,988       1,239,315
Carso Global Telecom SA de CV Class A1/1/              900,000       1,080,848
Coca-Cola Femsa SA de CV ADR/1/                         44,120         955,198
Alfa SA de CV Class A                                  360,000         846,733
Consorcio Ara SA de CV/1/                              386,546         837,347
Corporacion Interamericana de
 Entretenimiento SA de CV Class B/1/                   488,000         834,638
Grupo Financiero Banorte SA de CV Series O             272,000         724,561
Apasco SA de CV                                         84,000         624,309
Grupo Elektra SA de CV Series CPO                      200,020         614,582
Grupo Aeroportuario del Sureste SA de CV ADR            37,360         555,543
Organizacion Soriana SA de CV Series B/1/              272,000         546,317
Controladora Comercial Mexicana SA de CV               852,000         537,471
Grupo Continental SA                                   320,000         458,552
Industrias Penoles SA de CV Series CP                  204,000         422,496
Grupo Bimbo SA Series A                                248,000         372,236
Grupo Mexico SA de CV Series B/1/                      256,000         350,831
Grupo Sanborns SA de CV Series B1/1/                   272,000         314,330
Vitro SA de CV Series A                                300,000         234,116
TOTAL COMMON STOCKS
  (COST: $67,264,948)                                               60,124,689

SHORT TERM INVESTMENTS - 0.04%

MONEY MARKET FUNDS - 0.04%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/2/                               26,731          26,731
                                                                        26,731
TOTAL SHORT TERM INVESTMENTS
  (COST: $26,731)                                                       26,731

TOTAL INVESTMENTS IN SECURITIES - 99.99%
  (COST $67,291,679)                                                60,151,420
OTHER ASSETS, LESS LIABILITIES - 0.01%                                   4,015
                                                                 -------------
NET ASSETS - 100.00%                                             $  60,155,435
                                                                 =============

/1/  Non-income earning securities.
/2/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

44                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 96.38%

AUSTRALIA - 60.06%
Alumina Ltd.                                           527,256   $   1,723,396
Amcor Ltd.                                             389,412       2,275,984
AMP Ltd.                                               485,834       2,097,422
Ansell Ltd./1/                                          81,870         357,685
Aristocrat Leisure Ltd.                                130,320         140,864
Australia and New Zealand Banking Group Ltd.           707,364       8,021,380
Australian Gas Light Co. Ltd.                          204,768       1,426,088
Australian Stock Exchange Ltd.                          48,816         439,187
BHP Billiton Ltd.                                    1,744,020      12,337,969
BHP Steel Ltd.                                         369,049       1,105,954
Boral Ltd.                                             264,240         911,586
Brambles Industries Ltd.                               535,788       1,782,494
Centro Properties Group                                248,148         642,455
Coca-Cola Amatil Ltd.                                  207,900         761,628
Cochlear Ltd.                                           25,344         534,767
Coles Myer Ltd.                                        497,628       2,367,359
Commonwealth Bank of Australia                         587,412      10,664,678
Commonwealth Property Office Fund                      580,032         431,740
Computershare Ltd.                                     207,504         363,972
CSR Ltd.                                               443,052         579,266
Deutsche Office Trust                                  568,944         405,074
Foster's Group Ltd.                                    964,188       2,833,281
Futuris Corp. Ltd.                                     254,412         248,649
Gandel Retail Trust                                    568,587         485,784
General Property Trust                                 905,148       1,634,541
Harvey Norman Holdings Ltd.                            257,508         446,681
Iluka Resources Ltd.                                   117,360         312,960
Insurance Australia Group Ltd.                         773,820       1,993,403
Investa Property Group                                 393,048         496,081
James Hardie Industries NV                             210,636       1,008,873
John Fairfax Holdings Ltd.                             393,444         797,075
Leighton Holdings Ltd.                                  64,044         408,307
Lend Lease Corp. Ltd.                                  186,732       1,281,140
Macquarie Bank Ltd.                                     95,436       1,955,668
Macquarie Goodman Industrial Trust                     437,580         441,829
Macquarie Infrastructure Group                         883,152       1,840,617
Mayne Group Ltd.                                       407,340         867,411
Mirvac Group                                           313,200         896,017
National Australia Bank Ltd.                           711,180      14,311,077
Newcrest Mining Ltd.                                   151,092         899,708
News Corp. Ltd. (The)                                  682,272       5,829,127
OneSteel Ltd.                                          243,396         310,350
Orica Ltd.                                             131,112         976,764
Origin Energy Ltd.                                     298,944         806,860
PaperlinX Ltd.                                         200,664         657,192
Patrick Corporation Ltd.                                80,856         677,726
Principal Office Fund                                  444,815         457,771
Publishing & Broadcasting Ltd.                          63,252         452,385
QBE Insurance Group Ltd.                               287,028       1,822,491
Rinker Group Ltd.                                      435,060       1,636,053
Rio Tinto Ltd.                                         144,900       3,217,816
Santos Ltd.                                            271,656       1,026,843
Sonic Healthcare Ltd.                                  107,172         459,210
Southcorp Ltd.                                         491,940         983,881
Stockland Trust Group                                  506,993       1,604,659
Suncorp-Metway Ltd.                                    247,356       1,953,234
TAB Ltd.                                               220,608         471,202
TABCORP Holdings Ltd.                                  171,036       1,274,192
Telstra Corp. Ltd.                                   1,022,364       3,321,860
Toll Holdings Ltd.                                     105,012         489,377
Transurban Group                                       211,968         600,920
Wesfarmers Ltd.                                        177,228       3,233,698
Westfield Holdings Ltd.                                196,560       1,895,630
Westfield Trust                                      1,014,948       2,167,853
Westpac Banking Corp. Ltd.                             827,928       8,386,466
WMC Resources Ltd./1/                                  525,636       1,388,089
Woodside Petroleum Ltd.                                218,988       1,892,229
Woolworths Ltd.                                        472,644       3,597,605
                                                                   134,121,533

HONG KONG - 22.04%
ASM Pacific Technology Ltd.                             90,000         302,333
Bank of East Asia Ltd.                                 640,800       1,511,757
BOC Hong Kong (Holdings) Ltd.                        1,224,000       1,569,362
Cathay Pacific Airways Ltd.                            468,000         810,068
Cheung Kong (Holdings) Ltd.                            720,000       5,585,081

SCHEDULES OF INVESTMENTS                                                      45
iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
Cheung Kong Infrastructure Holdings Ltd.               216,000   $     447,268
CLP Holdings Ltd.                                      828,000       3,651,997
Esprit Holdings Ltd.                                   270,000         671,594
Giordano International Ltd.                            792,000         330,028
Hang Lung Properties Ltd.                              540,500         623,706
Hang Seng Bank Ltd.                                    356,400       3,952,714
Henderson Land Development Co. Ltd.                    288,000       1,087,475
Hong Kong & China Gas Co. Ltd.                       1,728,600       2,327,155
Hong Kong Exchanges & Clearing Ltd.                    504,000         904,691
Hongkong Electric Holdings Ltd.                        648,000       2,558,982
Hopewell Holdings Ltd.                                 288,000         326,796
Hutchison Whampoa Ltd.                               1,008,000       7,431,389
Hysan Development Co. Ltd.                             288,000         339,721
Johnson Electric Holdings Ltd.                         702,000       1,093,591
Li & Fung Ltd.                                         720,000       1,223,179
MTR Corp. Ltd.                                         594,000         746,370
New World Development Co. Ltd.                         504,000         361,876
PCCW Ltd./1/                                               600             348
SCMP Group Ltd.                                        504,000         213,248
Shangri-La Asia Ltd.                                   504,000         420,035
Sino Land Co. Ltd.                                     792,000         370,646
SmarTone Telecommunications Holdings Ltd.              198,000         248,790
Sun Hung Kai Properties Ltd.                           612,000       4,413,829
Swire Pacific Ltd. Class A                             432,000       2,426,048
Techtronic Industries Co. Ltd.                         216,000         484,656
Television Broadcasts Ltd.                             144,000         607,435
Texwinca Holdings Ltd.                                 288,000         223,403
Wharf (Holdings) Ltd. (The)                            576,000       1,351,497
Yue Yuen Industrial (Holdings) Ltd.                    198,000         591,511
                                                                    49,208,579

NEW ZEALAND - 3.06%
Auckland International Airport Ltd.                    111,719         406,180
Carter Holt Harvey Ltd.                                423,036         419,911
Contact Energy Ltd.                                    137,556         392,949
Fisher & Paykel Appliances Holdings Ltd.                30,312         255,399
Fisher & Paykel Healthcare Corp. Ltd.                   33,516         237,908
Fletcher Building Ltd.                                 187,848         455,310
Fletcher Challenge Forests Ltd./1/                      99,523          63,753
Independent Newspapers Ltd.                             65,556         164,949
Lion Nathan Ltd.                                       128,304         437,646
NGC Holdings Ltd.                                      105,840         102,615
Sky City Entertainment Group Ltd.                       97,416         504,282
Sky Network Television Ltd./1/                          42,768         117,237
Telecom Corp. of New Zealand Ltd.                      880,416       2,565,845
Tower Ltd./1/                                          673,761         474,370
Warehouse Group Ltd. (The)                              77,436         228,804
                                                                     6,827,158

SINGAPORE - 11.22%
Allgreen Properties Ltd.                               180,000         103,714
Capitaland Ltd.                                        468,000         363,101
Chartered Semiconductor Manufacturing Ltd./1/          792,000         506,041
City Developments Ltd.                                 216,000         628,444
ComfortDelGro Corp. Ltd./1/                            756,000         351,498
Creative Technology Ltd.                                27,000         278,795
Cycle & Carriage Ltd.                                   36,000          96,115
Datacraft Asia Ltd./1/                                 144,000         152,640
DBS Group Holdings Ltd.                                504,000       3,622,797
Fraser & Neave Ltd.                                    108,700         604,612
Haw Par Corp. Ltd.                                      36,397          85,547
Keppel Corp. Ltd.                                      252,000         754,749
Keppel Land Ltd.                                       180,000         157,111
Neptune Orient Lines Ltd./1/                           396,000         415,677
Oversea-Chinese Banking Corp. Ltd.                     432,000       2,710,936
Overseas Union Enterprise Ltd.                          36,000         136,574
Parkway Holdings Ltd.                                  216,000         107,821
SembCorp Industries Ltd.                               432,000         322,848
SembCorp Logistics Ltd.                                144,000         135,547
SembCorp Marine Ltd.                                   216,000         118,295
Singapore Airlines Ltd.                                252,000       1,610,132
Singapore Exchange Ltd.                                360,000         338,867
Singapore Land Ltd.                                     72,000         159,370
Singapore Post Ltd.                                    504,000         221,393
Singapore Press Holdings Ltd.                          180,000       1,920,246

46                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
Singapore Technologies Engineering Ltd.                612,000   $     677,323
Singapore Telecommunications Ltd.                    2,880,000       2,793,086
SMRT Corp. Ltd.                                        360,000         118,090
ST Assembly Test Services Ltd./1/                      144,000         184,015
United Overseas Bank Ltd.                              540,000       3,912,374
United Overseas Land Ltd.                              144,000         156,084
Venture Corp. Ltd.                                     108,000       1,244,566
Wing Tai Holdings Ltd.                                 180,000          71,367
                                                                    25,059,775
TOTAL COMMON STOCKS
  (COST: $193,682,029)                                             215,217,045

PREFERRED STOCKS - 3.16%

AUSTRALIA - 3.12%
News Corp. Ltd. (The)                                  972,252       6,953,656
                                                                     6,953,656

NEW ZEALAND - 0.04%
Fletcher Challenge Forests Ltd./1/                     142,693          91,406
                                                                        91,406
TOTAL PREFERRED STOCKS
  (COST: $5,812,442)                                                 7,045,062

SHORT TERM INVESTMENTS - 16.16%

MONEY MARKET FUNDS - 10.53%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/2/,/3/                       15,491,746      15,491,746
Barclays Global Investors Funds
  Prime Money Market Fund,
  Institutional Shares/2/,/3/                        5,843,796       5,843,796
BlackRock Temp Cash Money Market Fund/2/               307,490         307,490
Short Term Investment Co. -
  Liquid Assets Money Market Portfolio/2/              531,255         531,255

                                                     SHARES OR
SECURITY                                             PRINCIPAL           VALUE
------------------------------------------------------------------------------
Short Term Investment Co. -
  Prime Money Market
  Portfolio, Institutional Shares/2/                 1,351,022   $   1,351,022
                                                                    23,525,309

FLOATING RATE NOTES - 3.90%
 Beta Finance Inc.
  1.07%, 05/20/04 /2/                            $     265,627         265,599
  1.16%, 08/23/04 /2/                                  265,627         265,849
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03 /2/                                  212,502         212,502
  1.37%, 08/26/04 /2/                                  531,254         531,255
CC USA Inc.
  1.06%, 05/24/04 /2/                                  531,254         531,216
  1.07%, 04/19/04 /2/                                  233,752         233,745
  1.11%, 07/15/04 /2/                                  265,627         265,710
Dorada Finance Inc.
  1.07%, 05/20/04 /2/                                  531,254         531,197
  1.24%, 08/09/04 /2/                                  132,814         132,795
Five Finance Inc.
  1.08%, 04/15/04 /2/                                  265,627         265,628
HBOS Treasury Services PLC
  1.27%, 06/24/04 /2/                                  531,254         531,255
Holmes Financing PLC
  1.07%, 04/15/04 /2/                                  106,251         106,251
K2 USA LLC
  1.07%, 08/16/04 /2/                                  132,814         132,795
  1.08%, 04/13/04 /2/                                  265,627         265,619
  1.08%, 05/17/04 /2/                                  265,627         265,618
Links Finance LLC
  1.05%, 07/20/04 /2/                                  212,502         212,464
  1.07%, 05/04/04 /2/                                  265,627         265,618
  1.07%, 06/28/04 /2/                                  265,627         265,584
  1.08%, 03/29/04 /2/                                  265,627         265,628
Nationwide Building Society
  1.08%, 07/23/04 /2/                                  398,441         398,441
Sigma Finance Inc.
  1.05%, 07/20/04 /2/                                  265,627         265,580
  1.06%, 10/15/03 /2/                                  531,254         531,248
  1.06%, 07/01/04 /2/                                  265,627         265,572
  1.24%, 08/06/04 /2/                                  132,814         132,801

SCHEDULES OF INVESTMENTS                                                      47
iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
August 31, 2003

                                                     SHARES OR
SECURITY                                             PRINCIPAL           VALUE
------------------------------------------------------------------------------
Tango Finance Corp.
  1.05%, 07/15/04 /2/                            $     159,376   $     159,330
  1.06%, 07/06/04 /2/                                  159,376         159,363
Toronto Dominion
  1.33%, 08/23/04 /2/                                  345,315         345,146
White Pine Finance LLC
  1.06%, 07/06/04 /2/                                  318,753         318,727
  1.07%, 05/17/04 /2/                                  318,753         318,753
  1.08%, 04/20/04 /2/                                  265,627         265,628
                                                                     8,706,917

COMMERCIAL PAPER - 1.49%
Corporate Asset Funding Corp.
  1.06%, 09/24/03 /2/                                  159,376         159,273
CRC Funding LLC
  1.05%, 09/25/03 /2/                                  265,627         265,449
  1.06%, 09/16/03 /2/                                  106,251         106,207
Edison Asset Securitization
  1.06%, 09/05/03 /2/                                  265,627         265,604
  1.06%, 09/15/03 /2/                                  159,376         159,315
  1.07%, 10/23/03 /2/                                  499,379         498,622
Eureka Securitization Inc.
  1.05%, 09/18/03 /2/                                  265,627         265,503
Jupiter Securitization Corp.
  1.07%, 09/02/03 /2/                                  132,814         132,814
Park Avenue Receivables Corp.
  1.06%, 09/16/03 /2/                                  132,814         132,759
Preferred Receivables Funding Corp.
  1.06%, 09/08/03 /2/                                  132,814         132,790
Quincy Capital Corp.
  1.06%, 09/17/03 /2/                                  550,422         550,179
Receivables Capital Corp.
  1.06%, 09/17/03 /2/                                  387,816         387,645
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03 /2/                                  265,627         265,628
                                                                    3,321,788

TIME DEPOSITS - 0.24%
  SunTrust Banks Inc.
  1.00%, 09/02/03 /2/                                  531,254         531,255
                                                                       531,255
TOTAL SHORT TERM INVESTMENTS
  (COST: $36,085,269)                                               36,085,269

TOTAL INVESTMENTS IN SECURITIES - 115.70%
  (COST $235,579,740)                                              258,347,376
OTHER ASSETS, LESS LIABILITIES - (15.70%)                          (35,049,851)
                                                                 -------------
NET ASSETS - 100.00%                                             $ 223,297,525
                                                                 =============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

48                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES MSCI SINGAPORE INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.54%
United Overseas Bank Ltd.                            2,211,000   $  16,018,997
DBS Group Holdings Ltd.                              2,211,000      15,892,863
Singapore Telecommunications Ltd.                   10,452,000      10,136,574
Oversea-Chinese Banking Corp. Ltd.                   1,608,000      10,090,707
Venture Corp. Ltd.                                     402,000       4,632,552
Singapore Press Holdings Ltd.                          402,000       4,288,550
Keppel Corp. Ltd.                                    1,407,000       4,214,017
Singapore Technologies Engineering Ltd.              3,618,000       4,004,176
Singapore Airlines Ltd.                                603,000       3,852,815
City Developments Ltd.                               1,206,000       3,508,814
Fraser & Neave Ltd.                                    603,000       3,354,013
Singapore Exchange Ltd.                              3,015,000       2,838,011
Neptune Orient Lines Ltd./1/                         2,010,000       2,109,875
Capitaland Ltd.                                      2,613,000       2,027,315
ComfortDelGro Corp. Ltd./1/                          4,020,000       1,869,074
SembCorp Industries Ltd.                             2,211,000       1,652,353
Creative Technology Ltd.                               150,750       1,556,606
Chartered Semiconductor Manufacturing Ltd./1/        2,412,000       1,541,126
Haw Par Corp. Ltd.                                     603,909       1,419,422
SMRT Corp. Ltd.                                      3,618,000       1,186,805
Cycle & Carriage Ltd.                                  402,000       1,073,284
Datacraft Asia Ltd./1/                               1,005,000       1,065,300
Singapore Post Ltd.                                  2,412,000       1,059,524
ST Assembly Test Services Ltd./1/                      804,000       1,027,418
SembCorp Logistics Ltd.                              1,005,000         946,004
Allgreen Properties Ltd.                             1,608,000         926,510
Parkway Holdings Ltd.                                1,809,000         903,004
Singapore Land Ltd.                                    402,000         889,817
SembCorp Marine Ltd.                                 1,608,000         880,644
United Overseas Land Ltd.                              804,000         871,470
Overseas Union Enterprise Ltd.                         201,000         762,537
Keppel Land Ltd.                                       804,000         701,763
Wing Tai Holdings Ltd.                               1,005,000         398,468
TOTAL COMMON STOCKS
  (COST: $110,978,868)                                             107,700,408

                                                     SHARES OR
SECURITY                                             PRINCIPAL           VALUE
------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 9.50%

MONEY MARKET FUNDS - 6.17%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/2/,/3/                        4,371,473   $   4,371,473
Barclays Global Investors Funds
  Prime Money Market Fund,
  Institutional Shares/2/,/3/                        1,677,345       1,677,345
BlackRock Temp Cash Money Market Fund/2/                88,259          88,259
Short Term Investment Co. -
  Liquid Assets Money Market Portfolio/2/              152,486         152,486
Short Term Investment Co. -
  Prime Money Market Portfolio,
  Institutional Shares/2/                              387,784         387,784
                                                                     6,677,347

FLOATING RATE NOTES - 2.31%
Beta Finance Inc.
  1.07%, 05/20/04 /2/                            $      76,243          76,235
  1.16%, 08/23/04 /2/                                   76,243          76,307
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03 /2/                                   60,994          60,994
  1.37%, 08/26/04 /2/                                  152,486         152,486
CC USA Inc.
  1.06%, 05/24/04 /2/                                  152,486         152,475
  1.07%, 04/19/04 /2/                                   67,094          67,092
  1.11%, 07/15/04 /2/                                   76,243          76,267
Dorada Finance Inc.
  1.07%, 05/20/04 /2/                                  152,486         152,470
  1.24%, 08/09/04 /2/                                   38,121          38,116
Five Finance Inc.
  1.08%, 04/15/04 /2/                                   76,243          76,243
HBOS Treasury Services PLC
  1.27%, 06/24/04 /2/                                  152,486         152,486
Holmes Financing PLC
  1.07%, 04/15/04 /2/                                   30,497          30,497

SCHEDULES OF INVESTMENTS                                                      49
iSHARES MSCI SINGAPORE INDEX FUND
August 31, 2003

SECURITY                                             PRINCIPAL           VALUE
------------------------------------------------------------------------------
K2 USA LLC
  1.07%, 08/16/04 /2/                            $      38,121   $      38,116
  1.08%, 04/13/04 /2/                                   76,243          76,241
  1.08%, 05/17/04 /2/                                   76,243          76,240
Links Finance LLC
  1.05%, 07/20/04 /2/                                   60,994          60,984
  1.07%, 05/04/04 /2/                                   76,243          76,240
  1.07%, 06/28/04 /2/                                   76,243          76,230
  1.08%, 03/29/04 /2/                                   76,243          76,243
Nationwide Building Society
  1.08%, 07/23/04 /2/                                  114,364         114,364
Sigma Finance Inc.
  1.05%, 07/20/04 /2/                                   76,243          76,229
  1.06%, 10/15/03 /2/                                  152,486         152,485
  1.06%, 07/01/04 /2/                                   76,243          76,227
  1.24%, 08/06/04 /2/                                   38,121          38,118
Tango Finance Corp.
  1.05%, 07/15/04 /2/                                   45,746          45,733
  1.06%, 07/06/04 /2/                                   45,746          45,742
Toronto Dominion
  1.33%, 08/23/04 /2/                                   99,116          99,067
White Pine Finance LLC
  1.06%, 07/06/04 /2/                                   91,492          91,484
  1.07%, 05/17/04 /2/                                   91,492          91,492
  1.08%, 04/20/04 /2/                                   76,243          76,243
                                                                     2,499,146

COMMERCIAL PAPER - 0.88%
Corporate Asset Funding Corp.
  1.06%, 09/24/03 /2/                                   45,746          45,716
CRC Funding LLC
  1.05%, 09/25/03 /2/                                   76,243          76,192
  1.06%, 09/16/03 /2/                                   30,497          30,485
Edison Asset Securitization
  1.06%, 09/05/03 /2/                                   76,243          76,236
  1.06%, 09/15/03 /2/                                   45,746          45,728
  1.07%, 10/23/03 /2/                                  143,337         143,119
Eureka Securitization Inc.
  1.05%, 09/18/03 /2/                                   76,243          76,207
Jupiter Securitization Corp.
  1.07%, 09/02/03 /2/                                   38,121          38,121
Park Avenue Receivables Corp.
  1.06%, 09/16/03 /2/                                   38,121          38,106
Preferred Receivables Funding Corp.
  1.06%, 09/08/03 /2/                                   38,121          38,115
Quincy Capital Corp.
  1.06%, 09/17/03 /2/                                  157,988         157,918
Receivables Capital Corp.
  1.06%, 09/17/03 /2/                                  111,315         111,266
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03 /2/                                   76,243          76,243
                                                                       953,452

TIME DEPOSITS - 0.14%
SunTrust Banks Inc.
  1.00%, 09/02/03 /2/                                  152,486         152,486
                                                                       152,486
TOTAL SHORT TERM INVESTMENTS
  (COST: $10,282,431)                                               10,282,431

TOTAL INVESTMENTS IN SECURITIES - 109.04%
  (COST $121,261,299)                                              117,982,839
OTHER ASSETS, LESS LIABILITIES - (9.04%)                            (9,780,409)
                                                                 -------------
NET ASSETS - 100.00%                                             $ 108,202,430
                                                                 =============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

50                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES MSCI SOUTH AFRICA INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.67%
Anglo American PLC                                   1,055,285   $  19,802,790
Sasol Ltd.                                             517,405       5,999,922
Old Mutual PLC                                       3,182,445       4,797,547
Impala Platinum Holdings Ltd.                           59,645       4,638,070
Standard Bank Group Ltd.                               950,740       4,267,305
AngloGold Ltd.                                         104,720       4,057,364
Gold Fields Ltd.                                       291,031       3,970,409
FirstRand Ltd.                                       2,735,355       2,836,112
Sappi Ltd.                                             214,900       2,741,221
Harmony Gold Mining Co. Ltd.                           169,995       2,422,371
MTN Group Ltd./1/                                      966,923       2,394,223
Sanlam Ltd.                                          2,420,495       2,394,078
Anglo American Platinum Corp. Ltd.                      56,700       2,106,332
Bidvest Group Ltd.                                     310,835       1,853,136
Barloworld Ltd.                                        202,895       1,635,893
Tiger Brands Ltd.                                      157,150       1,541,485
Nedcor Ltd.                                            127,395       1,446,011
Imperial Holdings Ltd./1/                              156,765       1,256,473
Nampak Ltd.                                            574,875       1,025,050
Liberty Group Ltd.                                     139,020         942,605
Telkom South Africa Ltd./1/                            160,860         884,620
Naspers Ltd.                                           232,505         872,290
Woolworths Holdings Ltd.                               851,935         761,279
Anglovaal Industries Ltd.                              322,420         703,782
Network Healthcare Holdings Ltd./1/                  1,101,310         603,993
Dimension Data Holdings PLC/1/                       1,312,185         554,949
Foschini Ltd.                                          216,125         515,987
JD Group Ltd.                                          115,010         495,971
Truworths International Ltd.                           434,315         476,976
Metro Cash & Carry Ltd./1/                           1,542,203         458,663
Pick'n Pay Stores Ltd.                                 219,765         451,223
Investec Ltd.                                           34,825         437,094
Alexander Forbes Ltd.                                  294,525         433,952
Iscor Ltd.                                             150,010         423,630
New Africa Capital Ltd.                                507,150         422,048
African Bank Investments Ltd.                          426,300         421,647
Shoprite Holdings Ltd.                                 387,115         367,046
Tongaat-Hulett Group Ltd.                               47,075         227,989
TOTAL COMMON STOCKS
  (COST: $69,181,175)                                               81,641,536

SHORT TERM INVESTMENTS - 0.01%

MONEY MARKET FUNDS - 0.01%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/2/                               13,404          13,404
                                                                        13,404
TOTAL SHORT TERM INVESTMENTS
  (COST: $13,404)                                                       13,404

TOTAL INVESTMENTS IN SECURITIES - 99.68%
  (COST $69,194,579)                                                81,654,940
OTHER ASSETS, LESS LIABILITIES - 0.32%                                 258,884
                                                                 -------------
NET ASSETS - 100.00%                                             $  81,913,824
                                                                 =============

/1/  Non-income earning securities.
/2/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      51

Schedule of Investments

iSHARES MSCI SOUTH KOREA INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS AND RIGHTS - 99.98%
Samsung Electronics Co. Ltd.                           100,500   $  37,103,756
Kookmin Bank                                           329,649      12,016,486
POSCO                                                   95,140      11,223,815
SK Telecom Co. Ltd.                                     52,260       8,915,137
LG Electronics Inc.                                    121,946       6,623,844
Samsung SDI Co. Ltd.                                    69,680       6,534,810
Hyundai Motor Co. Ltd.                                 180,900       6,018,485
Korea Electric Power Corp.                             333,660       5,465,426
KT Corp.                                               129,980       4,947,679
Samsung Electro-Mechanics Co. Ltd.                     116,580       4,195,198
Shinhan Financial Group Ltd.                           280,060       3,803,064
LG Corp.                                                76,380       3,351,450
Hyundai Mobis Co.                                       72,360       2,548,644
Samsung Fire & Marine Insurance Co. Ltd.                41,540       2,291,619
Shinsegae Department Store Co. Ltd.                     12,060       2,139,223
Daeduck Electronics Co. Ltd.                           215,781       2,087,760
Hana Bank                                              110,273       1,605,077
KT&G Corp.                                              96,480       1,596,741
Samsung Securities Co. Ltd.                             61,640       1,564,215
Hyundai Heavy Industries Co. Ltd./1/                    58,960       1,516,221
KT Corp. ADR                                            77,597       1,462,703
Kangwon Land Inc.                                       12,998       1,459,483
Kia Motors Corp.                                       187,600       1,453,671
Daewoo Shipbuilding and Marine
 Engineering Co. Ltd./1/                               125,960       1,432,518
LG Investments & Securities Co. Ltd.                   109,880       1,324,249
Samsung Corp.                                          176,880       1,276,028
S-Oil Corp.                                             53,820       1,050,592
Hankook Tire Co. Ltd.                                  170,180         987,932
NCsoft Corp./1/                                         18,484         950,673
Daishin Securities Co. Ltd.                             50,920         918,353
Daum Communications Corp./1/                            16,482         916,250
Samsung Heavy Industries Co. Ltd.                      210,380         915,977
Humax Co. Ltd.                                          64,454         875,251
LG Card Co. Ltd.                                        46,900         837,891
Cheil Jedang Corp.                                      18,760         827,940
S1 Corp.                                                41,540         800,304
LG Engineering & Construction Co. Ltd.                  46,900         784,154
Honam Petrochemical Corp.                               20,100         766,811
Daelim Industrial Co. Ltd.                              34,840         765,844
LG Petrochemical Co. Ltd.                               37,520         732,408
Cheil Communications Inc.                                6,700         727,859
Cheil Industries Inc.                                   53,600         718,761
Amorepacific Corp.                                       5,360         673,270
Korea Exchange Bank/1/                                 144,720         648,522
Hite Brewery Co. Ltd.                                   10,720         608,672
Hanjin Shipping Co. Ltd.                                49,580         559,655
Good Morning Securities Co. Ltd./1/                    103,684         553,509
Kumgang Korea Chemical Co. Ltd.                          6,700         549,306
Hyundai Department Store Co. Ltd.                       18,760         525,423
Korean Air Co. Ltd.                                     40,200         506,658
Nong Shim Co. Ltd.                                       4,362         481,273
LG Cable Ltd.                                           26,800         336,635
LG Household & Health Care Ltd.                         13,400         330,380
YuHan Corp.                                              5,364         301,832
Hyosung Corp.                                           25,460         283,069
Dongwon Financial Holding Co. Ltd./1/                   41,407         237,565
Samsung Fine Chemicals Co. Ltd.                         16,080         227,229
Poongsan Corp.                                          13,400         105,426
Dong-A Pharmaceutical Co. Ltd.                               9             132
LG Chem Investment Ltd.                                      6              46
TriGem Computer Inc./1/                                      7              37
TriGem Computer Inc., Rights/1/,/2/                          2               3
TOTAL COMMON STOCKS AND RIGHTS
  (COST: $108,395,926)                                             154,462,944

52                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI SOUTH KOREA INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 0.16%

MONEY MARKET FUNDS - 0.16%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/3/                              246,024   $     246,024
                                                                       246,024
TOTAL SHORT TERM INVESTMENTS
  (COST: $246,024)                                                     246,024

TOTAL INVESTMENTS IN SECURITIES - 100.14%
  (COST $108,641,950)                                              154,708,968
OTHER ASSETS, LESS LIABILITIES - (0.14%)                              (223,453)
                                                                 -------------
NET ASSETS - 100.00%                                             $ 154,485,515
                                                                 =============

/1/  Non-income earning securities.
/2/ Security valued at fair value in accordance with procedures approved by the Board of Directors. See Note 1.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      53

Schedule of Investments

iSHARES MSCI TAIWAN INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.68%
Taiwan Semiconductor Manufacturing Co. Ltd./1/      20,010,726   $  39,250,503
United Microelectronics Corp./1/                    19,575,473      16,046,409
Hon Hai Precision Industry Co. Ltd.                  2,610,516      10,775,887
Nan Ya Plastic Corp.                                 6,525,992       7,833,177
Cathay Financial Holdings Co. Ltd.                   6,091,055       7,596,432
Formosa Plastic Corp.                                4,785,259       7,074,641
Asustek Computer Inc.                                2,610,156       7,030,106
AU Optronics Corp./1/                                4,785,800       6,374,902
China Steel Corp.                                    7,830,684       6,258,495
MediaTek Inc.                                          569,050       5,664,178
Quanta Computer Inc.                                 2,175,468       5,381,669
Formosa Chemicals & Fibre Corp.                      3,915,964       5,113,063
Mega Financial Holdings Co. Ltd.                    10,005,137       4,862,266
Compal Electronics Inc.                              3,045,910       4,636,903
Chinatrust Financial Holding Co. Ltd.                5,655,289       4,602,642
Fubon Financial Holding Co. Ltd.                     5,220,000       4,538,732
China Development Financial Holding Co./1/          11,745,939       4,401,546
Acer Inc.                                            2,610,512       3,859,444
Chunghwa Telecom Co. Ltd.                            2,573,000       3,683,462
Benq Corp.                                           2,175,472       3,216,270
Lite-On Technology Corp.                             2,610,632       2,957,768
First Financial Holding Co. Ltd./1/                  4,785,050       2,829,733
Winbond Electronics Corp./1/                         4,785,280       2,787,841
Advanced Semiconductor Engineering Inc./1/           3,480,792       2,700,421
Hua Nan Financial Holdings Co. Ltd./1/               3,480,186       2,475,804
CMC Magnetics Corp./1/                               3,045,400       2,282,401
Via Technologies Inc./1/                             1,305,764       2,006,927
Taishin Financial Holdings Co. Ltd.                  3,480,441       1,986,902
Taiwan Cellular Corp.                                2,701,920       1,937,966
Realtek Semiconductor Corp.                            870,700       1,886,287
Pou Chen Corp.                                       1,740,616       1,875,246
Gigabyte Technology Co. Ltd.                           914,116       1,873,299
Siliconware Precision Industries Co. Ltd./1/         2,175,525       1,808,798
Ritek Corp./1/                                       2,610,625       1,796,056
Chang Hwa Commercial Bank Ltd./1/                    3,480,958       1,793,573
Delta Electronics Inc.                               1,305,405       1,719,750
Chunghwa Picture Tubes Ltd./1/                       3,045,000       1,586,773
SinoPac Holdings Co.                                 3,915,393       1,553,181
China Motor Co. Ltd.                                   870,331       1,528,774
Yulon Motor Co. Ltd.                                 1,305,331       1,513,294
Uni-President Enterprises Corp.                      4,350,637       1,490,206
Tatung Co. Ltd./1/                                   5,220,120       1,467,098
Inventec Co. Ltd.                                    2,175,500       1,324,738
Synnex Technology International Corp.                  870,943       1,313,120
Ambit Microsystems Corp.                               435,934       1,193,273
President Chain Store Corp.                            870,654       1,149,555
Macronix International Co. Ltd./1/                   4,785,200       1,141,735
Far Eastern Textile Ltd.                             2,610,975       1,131,285
Yang Ming Marine Transport Corp./1/                  1,305,000       1,115,580
Walsin Lihwa Corp./1/                                4,350,779       1,114,507
Yageo Corp./1/                                       3,045,100       1,114,344
Cheng Shin Rubber Industry Co. Ltd.                    870,604       1,067,929
International Bank of Taipei                         2,175,245       1,018,909
Zyxel Communication Corp.                              492,450         965,927
Taiwan Glass Industrial Corp.                        1,305,012         878,719
Micro-Star International Co. Ltd.                      492,103         871,603
Kinpo Electronics Inc.                               1,305,235         802,446
Wan Hai Lines Ltd.                                     870,368         797,544
Nien Made Enterprise Co. Ltd.                          435,000         751,361
Premier Image Technology Corp.                         435,340         739,204
Teco Electric & Machinery Co. Ltd.                   2,175,092         738,658
Advantech Co. Ltd.                                     435,567         707,710
Taiwan Styrene Monomer Corp.                           870,600         690,710
Accton Technology Corp.                                870,260         667,509
Taiwan Cement Corp.                                  1,771,188         653,345
Evergreen Marine Corp. Ltd.                            886,320         609,770
Asia Cement Corp.                                    1,305,740         588,688

54                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI TAIWAN INDEX FUND
August 31, 2003

SECURITY                                                SHARES           VALUE
------------------------------------------------------------------------------
Sampo Corp./1/                                       1,305,148   $     573,137
Formosa Taffeta Co. Ltd.                             1,305,763         539,003
Giant Manufacturing Co. Ltd.                           435,914         524,506
Phoenixtec Power Co. Ltd.                              437,438         512,252
Cathay Real Estate Development Co. Ltd./1/           1,305,493         498,761
Systex Corp.                                           870,772         492,005
EVA Airways Corp./1/                                 1,305,000         487,111
Nien Hsing Textile Co. Ltd.                            435,800         470,783
Oriental Union Chemical Corp.                          435,880         469,594
D-Link Corp.                                           435,585         466,725
Arima Computer Corp./1/                              1,305,600         462,491
Elitegroup Computer Systems Co. Ltd.                   435,300         428,189
Prodisc Technology Inc./1/                             435,572         402,953
China Airlines Ltd./1/                                 870,188         354,108
Compeq Manufacturing Co. Ltd./1/                       870,200         337,553
Taiwan Secom Co. Ltd.                                  435,487         336,579
Continental Engineering Corp.                          870,572         319,857
Picvue Electronics Ltd./1/                             870,040         287,823
Shihlin Electric & Engineering Corp.                   435,080         235,640
Eternal Chemical Co. Ltd.                              435,100         221,639
BES Engineering Corp./1/                             1,305,160         182,641
WU'S Printed Circuit Co. Ltd./1/                       435,000         171,285
Aurora Corp.                                               610             389
Microelectronics Technology Inc./1/                        420             147
Tung Ho Steel Enterprise Corp./1/                          210              75
China Synthetic Rubber Corp./1/                            230              69
Far Eastern Department Stores Co. Ltd./1/                  160              43
Pacific Electric Wire & Cable Co. Ltd./1/                  986              15
TOTAL COMMON STOCKS
  (COST: $216,475,847)                                             233,982,367

SHORT TERM INVESTMENTS - 0.10%

MONEY MARKET FUNDS - 0.10%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares/2/                              225,566         225,566
                                                                       225,566
TOTAL SHORT TERM INVESTMENTS
  (COST: $225,566)                                                     225,566

TOTAL INVESTMENTS IN SECURITIES - 99.78%
  (COST $216,701,413)                                              234,207,933
OTHER ASSETS, LESS LIABILITIES - 0.22%                                 519,347
                                                                 -------------
NET ASSETS - 100.00%                                             $ 234,727,280
                                                                 =============

/1/  Non-income earning securities.
/2/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      55

Statements of Assets and Liabilities

iSHARES, INC.
August 31, 2003

                                                                  iSHARES MSCI
                            --------------------------------------------------------------------------------------------------
                                Australia          Brazil          Canada   Emerging Markets        Hong Kong         Malaysia
                               Index Fund      Index Fund      Index Fund         Index Fund       Index Fund       Index Fund
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost         $  91,575,536   $  87,559,350   $ 416,231,102   $    267,919,560   $  281,030,920   $   69,163,486
                            -------------   -------------   -------------   ----------------   --------------   --------------
Foreign currency, at cost   $     120,041   $           -   $     624,514   $        322,717   $      345,364   $            -
                            -------------   -------------   -------------   ----------------   --------------   --------------
Investments in
  securities, at value
  (including securities
  on loan/1/) (Note 1)      $ 102,627,483   $ 102,785,375   $ 502,614,980   $    297,728,686   $  291,529,485   $   99,785,764
Foreign currency, at
  value                           119,157               -         620,094            320,323          345,348                -
Cash                                    -               -               -                  -                -           47,804
Receivables:
  Investment securities
    sold                          260,984         130,260         570,807            833,160                -        1,236,254
  Dividends and interest          418,783         588,021         884,890            618,357          949,724           21,835
  iShares sold                          -       5,968,415               -                  -                -                -
                            -------------   -------------   -------------   ----------------   --------------   --------------
Total Assets                  103,426,407     109,472,071     504,690,771        299,500,526      292,824,557      101,091,657
                            -------------   -------------   -------------   ----------------   --------------   --------------

LIABILITIES
Payables:
  Investment securities
    purchased                     246,254       6,296,254         479,663          1,393,012                -        1,237,643
  Collateral for
    securities on loan
    (Note 5)                   15,507,114               -               -                  -       41,874,133                -
  Advisory fees (Note 2)           92,898         105,606         564,752            261,305          227,217           87,119
  Distribution fees                39,376          35,600         239,542                  -           96,267           37,315
                            -------------   -------------   -------------   ----------------   --------------   --------------
Total Liabilities              15,885,642       6,437,460       1,283,957          1,654,317       42,197,617        1,362,077
                            -------------   -------------   -------------   ----------------   --------------   --------------
NET ASSETS                  $  87,540,765   $ 103,034,611   $ 503,406,814   $    297,846,209   $  250,626,940   $   99,729,580
                            =============   =============   =============   ================   ==============   ==============

NET ASSETS CONSIST OF:
  Paid-in capital           $  83,942,950   $ 191,568,086   $ 422,716,699   $    267,817,496   $  252,878,568   $   95,322,920
  Undistributed net
    investment income           2,067,131       1,915,236       3,350,221            702,264        3,358,893          976,401
  Accumulated net
    realized loss              (9,515,389)   (105,650,262)     (9,044,147)          (480,445)     (16,109,002)     (27,192,019)
  Net unrealized
    appreciation on
    investments and
    translation of assets
    and liabilities in
    foreign currencies         11,046,073      15,201,551      86,384,041         29,806,894       10,498,481       30,622,278
                            -------------   -------------   -------------   ----------------   --------------   --------------
NET ASSETS                  $  87,540,765   $ 103,034,611   $ 503,406,814   $    297,846,209   $  250,626,940   $   99,729,580
                            =============   =============   =============   ================   ==============   ==============
iShares outstanding             7,800,000       8,450,000      41,100,000          2,200,000       27,750,000       16,650,000
                            =============   =============   =============   ================   ==============   ==============
Net asset value per
  iShare                    $       11.22   $       12.19   $       12.25   $         135.38   $         9.03   $         5.99
                            =============   =============   =============   ================   ==============   ==============

/1/ Securities on loan with market values of $14,725,920, $-, $-, $-, $39,197,690 and $-, respectively. See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.

9                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
August 31, 2003

                                                             iSHARES MSCI
                           -----------------------------------------------------------------------------------------
                                 Mexico  Pacific ex-Japan      Singapore  South Africa    South Korea         Taiwan
                             Index Fund        Index Fund     Index Fund    Index Fund     Index Fund     Index Fund
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost        $ 67,291,679  $    235,579,740  $ 121,261,299  $ 69,194,579  $ 108,641,950  $ 216,701,413
                           ------------  ----------------  -------------  ------------  -------------  -------------
Foreign currency, at cost  $     77,919  $        266,875  $     229,865  $    109,797  $       3,486  $   1,138,314
                           ------------  ----------------  -------------  ------------  -------------  -------------
Investments in
  securities, at value
  (including securities
  on loan/1/) (Note 1)     $ 60,151,420  $    258,347,376  $ 117,982,839  $ 81,654,940  $ 154,708,968  $ 234,207,933
Foreign currency, at
  value                          73,619           268,139        230,500       111,228          3,487      1,139,261
Receivables:
  Investment securities
    sold                        276,254           201,447      2,551,685     2,012,758              -      5,170,914
  Dividends and interest             27           948,729        526,875       276,606            151        926,410
  iShares sold                    1,923                 -              -             -              -              -
                           ------------  ----------------  -------------  ------------  -------------  -------------
Total Assets                 60,503,243       259,765,691    121,291,899    84,055,532    154,712,606    241,444,518
                           ------------  ----------------  -------------  ------------  -------------  -------------

LIABILITIES
Payables:
  Investment securities
    purchased                   248,110           569,898      2,628,676     2,011,885              -      6,169,813
  Collateral for
    securities on loan
    (Note 5)                          -        35,726,039     10,254,445             -              -              -
  iShares redeemed                    -                 -         14,744             -              -              -
  Foreign taxes on stock
    dividends                         -                 -              -             -              -        231,242
  Advisory fees (Note 2)         70,055           172,229         98,293        97,069        169,922        236,488
  Distribution fees              29,643                 -         44,885        32,754         57,169         79,695
  Custodian fees                      -                 -          7,800             -              -              -
  Accrued expenses                    -                 -         40,626             -              -              -
                           ------------  ----------------  -------------  ------------  -------------  -------------
Total Liabilities               347,808        36,468,166     13,089,469     2,141,708        227,091      6,717,238
                           ------------  ----------------  -------------  ------------  -------------  -------------
NET ASSETS                 $ 60,155,435  $    223,297,525  $ 108,202,430  $ 81,913,824  $ 154,485,515  $ 234,727,280
                           ============  ================  =============  ============  =============  =============

NET ASSETS CONSIST OF:
  Paid-in capital          $ 74,445,440  $    200,312,457  $ 125,378,746  $ 68,396,211  $ 115,537,342  $ 256,512,465
  Undistributed net
    investment income           597,687         4,181,906      1,491,917     1,587,853      1,142,788        637,002
  Accumulated net
    realized loss            (7,743,026)       (3,958,380)   (15,389,889)     (532,342)    (8,261,634)   (39,935,772)
  Net unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities in
    foreign currencies       (7,144,666)       22,761,542     (3,278,344)   12,462,102     46,067,019     17,513,585
                           ------------  ----------------  -------------  ------------  -------------  -------------
NET ASSETS                 $ 60,155,435  $    223,297,525  $ 108,202,430  $ 81,913,824  $ 154,485,515  $ 234,727,280
                           ============  ================  =============  ============  =============  =============
iShares outstanding           4,000,000         3,600,000     20,100,000     1,750,000      6,700,000     21,750,000
                           ============  ================  =============  ============  =============  =============
Net asset value per
  iShare                   $      15.04  $          62.03  $        5.38  $      46.81  $       23.06  $       10.79
                           ============  ================  =============  ============  =============  =============

/1/ Securities on loan with market values of $-, $33,887,337, $9,639,408, $-, $- and $-, respectively. See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          57

Statements of Operations

iSHARES, INC.
Year Ended August 31, 2003

                                                                  iSHARES MSCI
                          -----------------------------------------------------------------------------------------------
                             Australia         Brazil          Canada   Emerging Markets       Hong Kong         Malaysia
                            Index Fund     Index Fund      Index Fund      Index Fund/2/      Index Fund       Index Fund
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/1/            $  3,314,025   $  2,803,978   $   7,417,740   $      1,056,076   $   5,198,103    $   2,134,672
  Interest                       1,352          2,371           2,754                829           4,066            2,173
  Securities lending
    income                       7,842              -          89,707                  -          45,099                -
                          ------------   ------------   -------------   ----------------   -------------    -------------
Total investment income      3,323,219      2,806,349       7,510,201          1,056,905       5,247,268        2,136,845
                          ------------   ------------   -------------   ----------------   -------------    -------------
EXPENSES (Note 2)
  Advisory fees                484,058        453,177       2,434,382            322,206         792,826          458,706
  Distribution fees            205,109        153,100       1,031,966                  -         335,943          194,367
  Stock dividend tax
    expense                          -              -               -             27,634               -                -
                          ------------   ------------   -------------   ----------------   -------------    -------------
Total expenses                 689,167        606,277       3,466,348            349,840       1,128,769          653,073
                          ------------   ------------   -------------   ----------------   -------------    -------------
Net investment income        2,634,052      2,200,072       4,043,853            707,065       4,118,499        1,483,772
                          ------------   ------------   -------------   ----------------   -------------    -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
  Net realized gain
   (loss) from:
    Investments               (770,694)   (37,862,231)     (7,488,265)          (480,445)     (7,620,342)      (1,297,328)
    In-kind redemptions      4,147,809              -      51,216,925                  -       6,062,840                -
    Foreign currency
      transactions              40,761       (246,836)        144,359             (4,801)           (132)          (8,856)
                          ------------   ------------   -------------   ----------------   -------------    -------------
  Net realized gain
    (loss)                   3,417,876    (38,109,067)     43,873,019           (485,246)     (1,557,634)      (1,306,184)
                          ------------   ------------   -------------   ----------------   -------------    -------------
  Net change in
    unrealized
    appreciation
    (depreciation) on:
    Investments             12,048,586     52,968,106     100,028,889         29,809,126      32,371,246        4,269,396
   Translation of assets
     and liabilities in
     foreign currencies         (9,724)       103,208              50             (2,232)            (84)              58
                          ------------   ------------   -------------   ----------------   -------------    -------------
  Net change in
    unrealized
    appreciation
    (depreciation)          12,038,862     53,071,314     100,028,939         29,806,894      32,371,162        4,269,454
                          ------------   ------------   -------------   ----------------   -------------    -------------
Net realized and
  unrealized gain           15,456,738     14,962,247     143,901,958         29,321,648      30,813,528        2,963,270
                          ------------   ------------   -------------   ----------------   -------------    -------------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS              $ 18,090,790   $ 17,162,319   $ 147,945,811   $     30,028,713   $  34,932,027    $   4,447,042
                          ============   ============   =============   ================   =============    =============

/1/  Net of foreign withholding tax of $93,512, $335,086, $1,272,827, $96,581,
     $- and $568,826, respectively.
/2/ For the period from April 7, 2003 (commencement of operations) to August 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS.

58                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
Year Ended August 31, 2003

                                                              iSHARES MSCI
                           ---------------------------------------------------------------------------------------------
                                  Mexico   Pacific ex-Japan      Singapore    South Africa    South Korea         Taiwan
                              Index Fund         Index Fund     Index Fund   Index Fund/2/     Index Fund     Index Fund
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/1/             $   1,238,496   $      6,204,389   $  2,885,211   $   1,919,874   $  2,259,677   $  2,597,193
  Interest                        18,996              3,549          1,320             292          2,231            879
  Securities lending
    income                             -             20,489         13,052               -              -              -
                           -------------   ----------------   ------------   -------------   ------------   ------------
Total investment income        1,257,492          6,228,427      2,899,583       1,920,166      2,261,908      2,598,072
                           -------------   ----------------   ------------   -------------   ------------   ------------
EXPENSES (Note 2)
  Advisory fees                  327,547            784,366        311,428         292,742        850,510      1,100,203
  Administration fee                   -                  -         41,335               -              -              -
  Distribution fees              138,791                  -        206,677          98,900        287,334        371,690
  Custodian fees and
    expenses                           -                  -         87,868               -              -              -
  Directors' fees                      -                  -          6,132               -              -              -
  Professional fees                    -                  -         29,252               -              -              -
  Federal and state
    registration fees                  -                  -          1,974               -              -              -
  Insurance                            -                  -          3,030               -              -              -
  Printing                             -                  -          6,119               -              -              -
  AMEX listing fee                     -                  -            620               -              -              -
  Stock dividend tax
    expense                            -                  -              -               -            791        482,480
                           -------------   ----------------   ------------   -------------   ------------   ------------
Total expenses                   466,338            784,366        694,435         391,642      1,138,635      1,954,373
                           -------------   ----------------   ------------   -------------   ------------   ------------
Net investment income            791,154          5,444,061      2,205,148       1,528,524      1,123,273        643,699
                           -------------   ----------------   ------------   -------------   ------------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
   from:
    Investments               (4,422,733)        (3,406,128)    (5,564,986)       (532,342)    (4,761,516)   (15,294,689)
    In-kind redemptions       (6,691,435)         3,538,509        922,805               -              -              -
    Foreign currency
      transactions               (15,322)            56,348         (3,074)         59,329         28,166          2,747
                           -------------   ----------------   ------------   -------------   ------------   ------------
  Net realized gain
    (loss)                   (11,129,490)           188,729     (4,645,255)       (473,013)    (4,733,350)   (15,291,942)
                           -------------   ----------------   ------------   -------------   ------------   ------------
  Net change in
    unrealized
    appreciation
    (depreciation) on:
    Investments               16,150,674         27,857,795     11,587,609      12,460,361     18,288,992     52,060,764
    Translation of assets
      and liabilities in
      foreign currencies          (4,088)            (9,586)          (538)          1,741            (13)        14,575
                           -------------   ----------------   ------------   -------------   ------------   ------------
  Net change in
    unrealized
    appreciation
    (depreciation)            16,146,586         27,848,209     11,587,071      12,462,102     18,288,979     52,075,339
                           -------------   ----------------   ------------   -------------   ------------   ------------
Net realized and
  unrealized gain              5,017,096         28,036,938      6,941,816      11,989,089     13,555,629     36,783,397
                           -------------   ----------------   ------------   -------------   ------------   ------------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS               $   5,808,250   $     33,480,999   $  9,146,964   $  13,517,613   $ 14,678,902   $ 37,427,096
                           =============   ================   ============   =============   ============   ============

/1/  Net of foreign withholding tax of $-, $330,417, $761,796, $-, $446,785 and
     $638,589, respectively.
/2/ For the period from February 3, 2003 (commencement of operations) to August 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          59

Statements of Changes in Net Assets

iSHARES, INC.

                                     iSHARES MSCI                      iSHARES MSCI                      iSHARES MSCI
                                      AUSTRALIA                           BRAZIL                            CANADA
                                      INDEX FUND                        INDEX FUND                        INDEX FUND
                           --------------------------------  --------------------------------  --------------------------------
                                   For the          For the          For the          For the          For the          For the
                                year ended       year ended       year ended       year ended       year ended       year ended
                           August 31, 2003  August 31, 2002  August 31, 2003  August 31, 2002  August 31, 2003  August 31, 2002
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income    $     2,634,052  $     1,661,926  $     2,200,072  $     3,197,076  $     4,043,853  $       256,056
  Net realized gain
    (loss)                       3,417,876          (28,752)     (38,109,067)     (67,653,062)      43,873,019          140,024
  Net change in
    unrealized
    appreciation
    (depreciation)              12,038,862       (1,962,887)      53,071,314      (30,760,002)     100,028,939       (8,820,159)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)
  in net assets resulting
  from operations               18,090,790         (329,713)      17,162,319      (95,215,988)     147,945,811       (8,424,079)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Undistributed net
  investment income
  included in the price
  of capital shares
  issued or redeemed                     -            3,111                -           38,281                -             (670)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
DISTRIBUTIONS TO
  iSHAREHOLDERS:
  From net investment
    income                      (2,180,684)        (256,001)        (733,550)               -       (1,067,330)         (24,000)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Total distributions to
  iShareholders                 (2,180,684)        (256,001)        (733,550)               -       (1,067,330)         (24,000)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
iSHARES TRANSACTIONS:
  iShares sold                   8,283,804       23,805,539       52,276,580      235,842,533      505,287,212       49,188,050
  iShares redeemed             (13,383,892)      (3,803,959)     (49,458,528)     (70,880,598)    (215,179,302)      (3,207,637)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)
  in net assets from
  iShares transactions          (5,100,088)      20,001,580        2,818,052      164,961,935      290,107,910       45,980,413
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE IN NET ASSETS          10,810,018       19,418,977       19,246,821       69,784,228      436,986,391       37,531,664

NET ASSETS:

Beginning of year               76,730,747       57,311,770       83,787,790       14,003,562       66,420,423       28,888,759
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
End of year                $    87,540,765  $    76,730,747  $   103,034,611  $    83,787,790  $   503,406,814  $    66,420,423
                           ===============  ===============  ===============  ===============  ===============  ===============

Undistributed net
  investment income
  included in net assets
  at end of year           $     2,067,131  $     1,354,021  $     1,915,236  $       695,550  $     3,350,221  $       229,339
                           ===============  ===============  ===============  ===============  ===============  ===============

iSHARES ISSUED AND
 REDEEMED:
  iShares sold                     800,000        2,400,000        5,350,000       17,900,000       53,800,000        4,600,000
  iShares redeemed              (1,200,000)        (400,030)      (7,000,000)      (9,050,000)     (19,700,000)        (300,030)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)
  in iShares outstanding          (400,000)       1,999,970       (1,650,000)       8,850,000       34,100,000        4,299,970
                           ===============  ===============  ===============  ===============  ===============  ===============

SEE NOTES TO FINANCIAL STATEMENTS.

60                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                              iSHARES MSCI               iSHARES MSCI                      iSHARES MSCI
                            EMERGING MARKETS              HONG KONG                          MALAYSIA
                               INDEX FUND                 INDEX FUND                        INDEX FUND
                           -----------------  --------------------------------  --------------------------------
                              For the period          For the          For the          For the          For the
                            April 7, 2003/1/       year ended       year ended       year ended       year ended
                          to August 31, 2003  August 31, 2003  August 31, 2002  August 31, 2003  August 31, 2002
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS

OPERATIONS:
  Net investment income     $        707,065    $   4,118,499    $   1,955,056    $   1,483,772    $   1,260,921
  Net realized gain
    (loss)                          (485,246)      (1,557,634)         860,719       (1,306,184)      (2,073,441)
  Net change in
    unrealized
    appreciation
    (depreciation)                29,806,894       32,371,162      (18,574,344)       4,269,454        6,091,302
                            ----------------    -------------    -------------    -------------    -------------
Net increase (decrease)
  in net assets resulting
  from operations                 30,028,713       34,932,027      (15,758,569)       4,447,042        5,278,782
                            ----------------    -------------    -------------    -------------    -------------
Undistributed net
  investment income
  included in the price
  of capital shares
  issued or redeemed                       -                -            9,753                -          (49,579)
                            ----------------    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO
  iSHAREHOLDERS:
  From net investment
    income                                 -       (2,327,202)        (387,060)      (1,342,811)        (411,751)
                            ----------------    -------------    -------------    -------------    -------------
Total distributions to
  iShareholders                            -       (2,327,202)        (387,060)      (1,342,811)        (411,751)
                            ----------------    -------------    -------------    -------------    -------------

iSHARES TRANSACTIONS:
  iShares sold                   267,817,496      168,140,088       77,492,553       22,654,462       27,772,630
  iShares redeemed                         -      (49,620,095)     (14,800,647)     (19,290,970)     (20,205,691)
                            ----------------    -------------    -------------    -------------    -------------
Net increase in net
  assets from iShares
  transactions                   267,817,496      118,519,993       62,691,906        3,363,492        7,566,939
                            ----------------    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS           297,846,209      151,124,818       46,556,030        6,467,723       12,384,391

NET ASSETS:

Beginning of period                        -       99,502,122       52,946,092       93,261,857       80,877,466
                            ----------------    -------------    -------------    -------------    -------------
End of period               $    297,846,209    $ 250,626,940    $  99,502,122    $  99,729,580    $  93,261,857
                            ================    =============    =============    =============    =============

Undistributed net
  investment income
  included in net assets
  at end of period          $        702,264    $   3,358,893    $   1,567,728    $     976,401    $     844,296
                            ================    =============    =============    =============    =============

iSHARES ISSUED AND
  REDEEMED:

   iShares sold                    2,200,000       21,525,000        8,100,000        3,975,000        4,575,000
   iShares redeemed                        -       (6,225,000)      (1,576,000)      (3,750,000)      (3,975,030)
                            ----------------    -------------    -------------    -------------    -------------
Net increase in iShares
  outstanding                      2,200,000       15,300,000        6,524,000          225,000          599,970
                            ================    =============    =============    =============    =============

/1/  Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          61
iSHARES, INC.

                                     iSHARES MSCI                        iSHARES MSCI                        iSHARES MSCI
                                        MEXICO                         PACIFIC EX-JAPAN                       SINGAPORE
                                      INDEX FUND                          INDEX FUND                          INDEX FUND
                           --------------------------------  ------------------------------------  --------------------------------
                                                                                   For the period
                                   For the          For the          For the  October 25, 2001/1/          For the          For the
                                year ended       year ended       year ended                   to       year ended       year ended
                           August 31, 2003  August 31, 2002  August 31, 2003      August 31, 2002  August 31, 2003  August 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS

OPERATIONS:
  Net investment income       $    791,154     $  1,946,658    $   5,444,061        $   1,360,533    $   2,205,148    $   1,198,517
  Net realized gain
    (loss)                     (11,129,490)      (3,016,406)         188,729              182,427       (4,645,255)      (2,787,081)
  Net change in
    unrealized
    appreciation
    (depreciation)              16,146,586      (21,823,385)      27,848,209           (5,086,667)      11,587,071       (3,949,708)
                              ------------     ------------    -------------        -------------    -------------    -------------
Net increase (decrease)
  in net assets resulting
  from operations                5,808,250      (22,893,133)      33,480,999           (3,543,707)       9,146,964       (5,538,272)
                              ------------     ------------    -------------        -------------    -------------    -------------
Undistributed net
  investment income
  included in the price
  of capital shares
  issued or redeemed                     -          (39,128)               -                2,522                -           17,460
                              ------------     ------------    -------------        -------------    -------------    -------------
DISTRIBUTIONS TO
 iSHAREHOLDERS:
  From net investment
    income                      (1,985,056)        (161,002)      (2,734,116)            (135,000)      (1,331,268)        (596,000)
                              ------------     ------------    -------------        -------------    -------------    -------------
Total distributions to
  iShareholders                 (1,985,056)        (161,002)      (2,734,116)            (135,000)      (1,331,268)        (596,000)
                              ------------     ------------    -------------        -------------    -------------    -------------
iSHARES TRANSACTIONS:
  iShares sold                  35,186,944      201,695,400      104,747,751          114,332,732       17,230,968       31,258,149
  iShares redeemed             (49,848,527)    (153,663,820)     (17,225,922)          (5,627,734)      (4,970,610)     (10,718,594)
                              ------------     ------------    -------------        -------------    -------------    -------------
Net increase (decrease)
  in net assets from
  iShares transactions         (14,661,583)      48,031,580       87,521,829          108,704,998       12,260,358       20,539,555
                              ------------     ------------    -------------        -------------    -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS                   (10,838,389)      24,938,317      118,268,712          105,028,813       20,076,054       14,422,743

NET ASSETS:

Beginning of period             70,993,824       46,055,507      105,028,813                    -       88,126,376       73,703,633
                              ------------     ------------    -------------        -------------    -------------    -------------
End of period                 $ 60,155,435     $ 70,993,824    $ 223,297,525        $ 105,028,813    $ 108,202,430    $  88,126,376
                              ============     ============    =============        =============    =============    =============

Undistributed net
  investment income
  included in net assets
  at end of period            $    597,687     $  1,806,911    $   4,181,906        $   1,225,006    $   1,491,917    $     621,111
                              ============     ============    =============        =============    =============    =============

iSHARES ISSUED AND
  REDEEMED:
  iShares sold                   2,500,000       12,200,000        1,900,000            2,100,000        3,500,000        5,700,000
  iShares redeemed              (3,700,000)     (10,000,030)        (300,000)            (100,000)      (1,000,000)      (1,900,030)
                              ------------     ------------    -------------        -------------    -------------    -------------
Net increase (decrease)
  in iShares outstanding        (1,200,000)       2,199,970        1,600,000            2,000,000        2,500,000        3,799,970
                              ============     ============    =============        =============    =============    =============

/1/  Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

62                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                                iSHARES MSCI                iSHARES MSCI                      iSHARES MSCI
                                SOUTH AFRICA                SOUTH KOREA                          TAIWAN
                                 INDEX FUND                  INDEX FUND                        INDEX FUND
                             -------------------  --------------------------------  --------------------------------
                                  For the period
                             February 3, 2003/1/          For the          For the          For the          For the
                                              to       year ended       year ended       year ended       year ended
                                 August 31, 2003  August 31, 2003  August 31, 2002  August 31, 2003  August 31, 2002
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS

OPERATIONS:
  Net investment income
    (loss)                          $  1,528,524     $  1,123,273     $     (7,986)    $    643,699     $   (418,999)
  Net realized gain
    (loss)                              (473,013)      (4,733,350)         165,543      (15,291,942)      (8,161,934)
  Net change in
    unrealized
    appreciation
    (depreciation)                    12,462,102       18,288,979       30,105,280       52,075,339        2,228,562
                                    ------------    -------------     ------------    -------------    -------------
Net increase (decrease)
  in net assets resulting
  from operations                     13,517,613       14,678,902       30,262,837       37,427,096       (6,352,371)
                                    ------------    -------------     ------------    -------------    -------------
Undistributed net
  investment income
  included in the price
  of capital shares
  issued or redeemed                           -                -                -                -            4,467
                                    ------------    -------------     ------------    -------------    -------------
iSHARES TRANSACTIONS:
  iShares sold                        68,396,211       66,418,682       38,694,565       55,256,747       37,605,113
  iShares redeemed                             -      (22,948,093)     (10,388,731)               -                -
                                    ------------    -------------     ------------    -------------    -------------
Net increase in net
  assets from iShares
  transactions                        68,396,211       43,470,589       28,305,834       55,256,747       37,605,113
                                    ------------    -------------     ------------    -------------    -------------
INCREASE IN NET ASSETS                81,913,824       58,149,491       58,568,671       92,683,843       31,257,209

NET ASSETS:

Beginning of period                            -       96,336,024       37,767,353      142,043,437      110,786,228
                                    ------------    -------------     ------------    -------------    -------------
End of period                       $ 81,913,824    $ 154,485,515     $ 96,336,024    $ 234,727,280    $ 142,043,437
                                    ============    =============     ============    =============    =============
Undistributed net
  investment income
  included in net assets
  at end of period                  $  1,587,853     $  1,142,788     $     (8,651)    $    637,002     $     (9,444)
                                    ============    =============     ============    =============    =============

iSHARES ISSUED AND
 REDEEMED:
  iShares sold                         1,750,000        3,300,000        2,150,000        5,650,000        3,800,000
  iShares redeemed                             -       (1,150,000)        (450,000)               -                -
                                    ------------    -------------     ------------    -------------    -------------
Net increase in iShares
  outstanding                          1,750,000        2,150,000        1,700,000        5,650,000        3,800,000
                                    ============    =============     ============    =============    =============

/1/  Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          63

Financial Highlights

iSHARES, INC.
(For a share outstanding throughout each period)

                                                   iSHARES MSCI AUSTRALIA INDEX FUND
                           ---------------------------------------------------------------------------------
                              Year ended       Year ended       Year ended       Year ended       Year ended
                           Aug. 31, 2003    Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000    Aug. 31, 1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR        $        9.36    $        9.24    $        9.93    $        9.99    $        7.75
                           -------------    -------------    -------------    -------------    -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income/1/                       0.32             0.23             0.24             0.23             0.20
  Net realized and
    unrealized gain
    (loss)                          1.81            (0.07)           (0.71)           (0.04)            2.29
                           -------------    -------------    -------------    -------------    -------------
Total from investment
  operations                        2.13             0.16            (0.47)            0.19             2.49
                           -------------    -------------    -------------    -------------    -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.27)           (0.04)           (0.20)           (0.23)           (0.19)
  Return of capital                    -                -            (0.02)           (0.02)           (0.06)
                           -------------    -------------    -------------    -------------    -------------
Total distributions                (0.27)           (0.04)           (0.22)           (0.25)           (0.25)
                           -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, END OF
  YEAR                     $       11.22    $        9.36    $        9.24    $        9.93    $        9.99
                           =============    =============    =============    =============    =============

TOTAL RETURN                       23.33%            1.74%           (4.77)%           1.84%           32.09%
                           =============    =============    =============    =============    =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000s)                 $      87,541    $      76,731    $      57,312    $      61,574    $      53,957
  Ratio of expenses to
    average net assets              0.84%            0.84%            0.84%            0.95%            1.00%
  Ratio of net investment
    income to average net
    assets                          3.21%            2.47%            2.54%            2.22%            2.03%
  Portfolio turnover
    rate/2/                            8%               5%              23%              36%              14%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

SEE NOTES TO FINANCIAL STATEMENTS.

64                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
(For a share outstanding throughout each period)

                                               iSHARES MSCI BRAZIL INDEX FUND
                                ------------------------------------------------------------------
                                                                                       Period from
                                                                                  Jul. 10, 2000/7/
                                   Year ended      Year ended       Year ended                  to
                                Aug. 31, 2003   Aug. 31, 2002    Aug. 31, 2001       Aug. 31, 2000
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $        8.30   $       11.20    $       19.25       $       20.22
                                -------------   -------------    -------------       -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income/3/               0.32            0.38             0.68                0.02
  Net realized and unrealized
   gain (loss)                           3.68           (3.28)           (8.09)              (0.63)
                                -------------   -------------    -------------       -------------
Total from investment
 operations                              4.00           (2.90)           (7.41)              (0.61)
                                -------------   -------------    -------------       -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                 (0.11)              -            (0.56)              (0.02)
  Net realized gain                         -               -                -               (0.34)
  Return of capital                         -               -            (0.08)                  -
                                -------------   -------------    -------------       -------------
Total distributions                     (0.11)              -            (0.64)              (0.36)
                                -------------   -------------    -------------       -------------
NET ASSET VALUE, END OF PERIOD  $       12.19   $        8.30    $       11.20       $       19.25
                                =============   =============    =============       =============

TOTAL RETURN                            48.85%         (25.89)%         (38.52)%             (2.97)%/5/
                                =============   =============    =============       =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                       $     103,035   $      83,788    $      14,004       $      18,283
  Ratio of expenses to average
   net assets/6/                         0.99%           0.99%            0.99%               0.99%/1/
  Ratio of net investment
   income to average net
   assets/6/                             3.59%           3.50%            4.44%               0.77%/2/
  Portfolio turnover rate/4/               85%            103%              43%                 64%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.40%.
/2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 0.37%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Not annualized.
/6/  Annualized for periods of less than one year.
/7/  Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          65
iSHARES, INC.
(For a share outstanding throughout each period)

                                                  iSHARES MSCI CANADA INDEX FUND
                           ----------------------------------------------------------------------------------
                              Year ended      Year ended       Year ended       Year ended         Year ended
                           Aug. 31, 2003   Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000      Aug. 31, 1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR        $        9.49   $       10.70    $       16.94    $       13.22      $        9.90
                           -------------   -------------    -------------    -------------      -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
   income/3/                        0.10            0.07             0.05             0.70               0.07
  Net realized and
   unrealized gain (loss)           2.69           (1.27)           (5.92)            8.08               3.87
                           -------------   -------------    -------------    -------------      -------------
Total from investment
 operations                         2.79           (1.20)           (5.87)            8.78               3.94
                           -------------   -------------    -------------    -------------      -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.03)          (0.01)           (0.02)           (0.55)             (0.09)
  Net realized gain                    -               -            (0.31)           (4.39)             (0.53)
  Return of capital                    -               -            (0.04)           (0.12)                 -
                           -------------   -------------    -------------    -------------      -------------
Total distributions                (0.03)          (0.01)           (0.37)           (5.06)             (0.62)
                           -------------   -------------    -------------    -------------      -------------
NET ASSET VALUE, END OF
 YEAR                      $       12.25   $        9.49    $       10.70    $       16.94      $       13.22
                           =============   =============    =============    =============      =============

TOTAL RETURN                       29.47%         (11.23)%         (34.95)%          67.21%             39.71%
                           =============   =============    =============    =============      =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $     503,407   $      66,420    $      28,889    $      22,028      $       9,253
  Ratio of expenses to
   average net assets               0.84%           0.84%            0.84%            1.17%/1/           1.23%
  Ratio of net investment
   income to average net
   assets                           0.98%           0.70%            0.44%            4.07%/2/           0.53%
  Portfolio turnover
   rate/4/                            10%              5%              63%              64%                12%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 1.19%.
/2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 4.05%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

SEE NOTES TO FINANCIAL STATEMENTS.

66                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
(For a share outstanding throughout each period)

                                                    iSHARES MSCI EMERGING MARKETS INDEX FUND
                                                    ----------------------------------------
                                                                                 Period from
                                                                             Apr. 7, 2003/5/
                                                                                          to
                                                                               Aug. 31, 2003
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $         101.25
                                                                            ----------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/1/                                                              0.78
  Net realized and unrealized gain                                                     33.35
                                                                            ----------------
Total from investment operations                                                       34.13
                                                                            ----------------
NET ASSET VALUE, END OF PERIOD                                              $         135.38
                                                                            ================

TOTAL RETURN/2/                                                                        33.72%
                                                                            ================

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                          $        297,846
  Ratio of expenses to average net assets/3/                                            0.78%
  Ratio of expenses to average net assets
   exclusive of foreign taxes on stock dividends/3/                                     0.72%
  Ratio of net investment income to average net
   assets/3/                                                                            1.58%
  Portfolio turnover rate/4/                                                              10%

/1/  Based on average shares outstanding throughout the period.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital shares transactions in Creation Units.
/5/  Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          67
iSHARES, INC.
(For a share outstanding throughout each period)

                                                      iSHARES MSCI HONG KONG INDEX FUND
                            ---------------------------------------------------------------------------------
                               Year ended      Year ended       Year ended        Year ended       Year ended
                            Aug. 31, 2003   Aug. 31, 2002    Aug. 31, 2001     Aug. 31, 2000    Aug. 31, 1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR          $        7.99   $        8.93    $       13.24     $       11.83    $        6.41
                            -------------   -------------    -------------     -------------    -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income/1/           0.23            0.23             0.23              0.33             0.29
  Net realized and
   unrealized gain (loss)            0.95           (1.11)           (4.30)             1.42             5.49
                            -------------   -------------    -------------     -------------    -------------
Total from investment
 operations                          1.18           (0.88)           (4.07)             1.75             5.78
                            -------------   -------------    -------------     -------------    -------------
LESS DISTRIBUTIONS FROM:
  Net investment income             (0.14)          (0.06)           (0.23)            (0.32)           (0.36)
  Return of capital                     -               -            (0.01)            (0.02)               -
                            -------------   -------------    -------------     -------------    -------------
Total distributions                 (0.14)          (0.06)           (0.24)            (0.34)           (0.36)
                            -------------   -------------    -------------     -------------    -------------
NET ASSET VALUE, END OF
 YEAR                       $        9.03   $        7.99    $        8.93     $       13.24    $       11.83
                            =============   =============    =============     =============    =============

TOTAL RETURN                        15.14%          (9.94)%         (30.88)%           14.73%           90.51%
                            =============   =============    =============     =============    =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                   $     250,627   $      99,502    $      52,946     $      79,479    $      77,200
  Ratio of expenses to
   average net assets                0.84%           0.84%            0.84%             0.94%            1.01%
  Ratio of net investment
   income to average net
   assets                            3.06%           2.56%            2.11%             2.57%            2.84%
  Portfolio turnover
   rate/2/                             10%             15%              43%               21%              43%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

SEE NOTES TO FINANCIAL STATEMENTS.

68                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
(For a share outstanding throughout each period)

                                                     iSHARES MSCI MALAYSIA INDEX FUND
                           ------------------------------------------------------------------------------------
                              Year ended       Year ended       Year ended         Year ended        Year ended
                           Aug. 31, 2003    Aug. 31, 2002    Aug. 31, 2001      Aug. 31, 2000     Aug. 31, 1999
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $        5.68    $        5.11    $        5.96      $        5.59     $        2.11
                           -------------    -------------    -------------      -------------     -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income/1/          0.10             0.08             0.06               0.05              0.01
  Net realized and
   unrealized gain (loss)           0.30             0.52            (0.85)              0.37              3.67
                           -------------    -------------    -------------      -------------     -------------
Total from investment
 operations                         0.40             0.60            (0.79)              0.42              3.68
                           -------------    -------------    -------------      -------------     -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.09)           (0.03)           (0.06)             (0.05)            (0.01)
  Return of capital                    -                -            (0.00)/3/          (0.00)/3/         (0.19)
                           -------------    -------------    -------------      -------------     -------------
Total distributions                (0.09)           (0.03)           (0.06)             (0.05)            (0.20)
                           -------------    -------------    -------------      -------------     -------------
NET ASSET VALUE, END OF
 YEAR                      $        5.99    $        5.68    $        5.11      $        5.96     $        5.59
                           =============    =============    =============      =============     =============

TOTAL RETURN                        7.39%           11.82%          (13.22)%             7.57%           185.81%
                           =============    =============    =============      =============     =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $      99,730    $      93,262    $      80,877      $      99,206     $      95,251
  Ratio of expenses to
   average net assets               0.84%            0.84%            0.84%              0.96%             1.43%
  Ratio of net investment
   income to average net
   assets                           1.91%            1.53%            1.19%              0.81%             0.33%
  Portfolio turnover
   rate/2/                            35%              37%              37%                18%                7%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          69
iSHARES, INC.
(For a share outstanding throughout each period)

                                                iSHARES MSCI MEXICO INDEX FUND
                           -----------------------------------------------------------------------------------
                              Year ended       Year ended       Year ended       Year ended         Year ended
                           Aug. 31, 2003    Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000      Aug. 31, 1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $       13.65    $       15.35    $       16.72    $       13.39      $        8.11
                           -------------    -------------    -------------    -------------      -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income/3/          0.19             0.32             0.17             0.06               0.06
  Net realized and
   unrealized gain (loss)           1.72            (1.95)           (1.36)            3.69               5.36
                           -------------    -------------    -------------    -------------      -------------
Total from investment
 operations                         1.91            (1.63)           (1.19)            3.75               5.42
                           -------------    -------------    -------------    -------------      -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.52)           (0.07)           (0.15)               -              (0.07)
  Net realized gain                    -                -            (0.03)           (0.42)             (0.01)
  Return of capital                    -                -                -                -              (0.06)
                           -------------    -------------    -------------    -------------      -------------
Total distributions                (0.52)           (0.07)           (0.18)           (0.42)             (0.14)
                           -------------    -------------    -------------    -------------      -------------
NET ASSET VALUE, END OF
 YEAR                      $       15.04    $       13.65    $       15.35    $       16.72      $       13.39
                           =============    =============    =============    =============      =============

TOTAL RETURN                       14.60%          (10.67)%          (7.02)%          28.20%             66.92%
                           =============    =============    =============    =============      =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $      60,155    $      70,994    $      46,056    $      40,127      $      21,430
  Ratio of expenses to
   average net assets               0.84%            0.84%            0.84%            1.04%/1/           1.26%
  Ratio of net investment
   income to average net
   assets                           1.43%            2.05%            1.12%            0.35%/2/           0.52%
  Portfolio turnover
   rate/4/                            13%               8%              34%              24%                18%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 1.04%.
/2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 0.35%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

SEE NOTES TO FINANCIAL STATEMENTS.

70                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
(For a share outstanding throughout each period)

                                        iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
                                        ----------------------------------------
                                                                  Period from
                                                             Oct. 25, 2001/5/
                                                 Year ended                to
                                              Aug. 31, 2003     Aug. 31, 2002
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $       52.51     $       50.03
                                              -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/1/                             1.87              1.35
  Net realized and unrealized gain                     8.53              1.40
                                              -------------     -------------
Total from investment operations                      10.40              2.75
                                              -------------     -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                               (0.88)            (0.27)
                                              -------------     -------------
Total distributions                                   (0.88)            (0.27)
                                              -------------     -------------
NET ASSET VALUE, END OF PERIOD                $       62.03     $       52.51
                                              =============     =============

TOTAL RETURN                                          20.15%             5.51%/3/
                                              =============     =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $     223,298     $     105,029
  Ratio of expenses to average net
   assets/4/                                           0.50%             0.50%
  Ratio of net investment income to
   average net assets/4/                               3.47%             2.87%
  Portfolio turnover rate/2/                              8%                5%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Not annualized.
/4/  Annualized for periods of less than one year.
/5/  Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          71
iSHARES, INC.
(For a share outstanding throughout each period)

                                                   iSHARES MSCI SINGAPORE INDEX FUND
                           ---------------------------------------------------------------------------------
                              Year ended       Year ended       Year ended       Year ended       Year ended
                           Aug. 31, 2003    Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000    Aug. 31, 1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $        5.01    $        5.34    $        7.58    $        7.93    $        3.30
                           -------------    -------------    -------------    -------------    -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income/1/                        0.12             0.07             0.07             0.13             0.05
  Net realized and
   unrealized gain (loss)           0.33            (0.36)           (2.16)           (0.21)            4.70
                           -------------    -------------    -------------    -------------    -------------
Total from investment
 operations                         0.45            (0.29)           (2.09)           (0.08)            4.75
                           -------------    -------------    -------------    -------------    -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.08)           (0.04)           (0.07)           (0.11)           (0.11)
  Net realized gain                    -                -            (0.06)           (0.14)               -
  Return of capital                    -                -            (0.02)           (0.02)           (0.01)
                           -------------    -------------    -------------    -------------    -------------
Total distributions                (0.08)           (0.04)           (0.15)           (0.27)           (0.12)
                           -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, END OF
 YEAR                      $        5.38    $        5.01    $        5.34    $        7.58    $        7.93
                           =============    =============    =============    =============    =============

TOTAL RETURN                        9.30%           (5.42)%         (27.89)%          (1.29)%         144.52%
                           =============    =============    =============    =============    =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $     108,202    $      88,126    $      73,704    $      88,719    $     113,438
  Ratio of expenses to
   average net assets               0.84%            0.84%            0.84%            0.94%            0.97%
  Ratio of net investment
   income to average net
   assets                           2.67%            1.44%            1.15%            1.60%            0.76%
  Portfolio turnover
   rate/2/                            14%               9%              32%              52%              25%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

SEE NOTES TO FINANCIAL STATEMENTS.

72                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
(For a share outstanding throughout each period)

                                                    iSHARES MSCI SOUTH AFRICA INDEX FUND
                                                    ------------------------------------
                                                                             Period from
                                                                         Feb. 3, 2003/5/
                                                                                      to
                                                                           Aug. 31, 2003
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $     38.72
                                                                             -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/1/                                                          0.89
  Net realized and unrealized gain                                                  7.20
                                                                             -----------
Total from investment operations                                                    8.09
                                                                             -----------
NET ASSET VALUE, END OF PERIOD                                               $     46.81
                                                                             ===========

TOTAL RETURN/2/                                                                    20.89%
                                                                             ===========

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                           $    81,914
  Ratio of expenses to average net assets/3/                                        0.99%
  Ratio of net investment income to average net
   assets/3/                                                                        3.86%
  Portfolio turnover rate/4/                                                          17%

/1/  Based on average shares outstanding throughout the period.
/2/  Not annualized.
/3/  Annualized for periods less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          73
iSHARES, INC.
(For a share outstanding throughout each period)

                                                 iSHARES MSCI SOUTH KOREA INDEX FUND
                                  ------------------------------------------------------------------
                                                                                         Period from
                                                                                      May 9, 2000/8/
                                     Year ended       Year ended         Year ended               to
                                  Aug. 31, 2003    Aug. 31, 2002      Aug. 31, 2001     Aug. 31, 2000
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $       21.17    $       13.25      $       18.16    $       20.36
                                  -------------    -------------      -------------    -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income
   (loss)/3/                               0.19            (0.00)/5/           0.09            (0.04)
  Net realized and unrealized
   gain (loss)                             1.70             7.92              (4.90)           (2.16)
                                  -------------    -------------      -------------    -------------
Total from investment
 operations                                1.89             7.92              (4.81)           (2.20)
                                  -------------    -------------      -------------    -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       -                -              (0.03)               -
  Return of capital                           -                -              (0.07)               -
                                  -------------    -------------      -------------    -------------
Total distributions                           -                -              (0.10)               -
                                  -------------    -------------      -------------    -------------
NET ASSET VALUE, END OF PERIOD    $       23.06    $       21.17      $       13.25    $       18.16
                                  =============    =============      =============    =============

TOTAL RETURN                               8.93%           59.77%            (26.49)%         (10.81)%/6/
                                  =============    =============      =============    =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $     154,486    $      96,336      $      37,767    $      13,622
  Ratio of expenses to average
   net assets/7/                           0.99%            1.00%              1.01%            0.99%/1/
  Ratio of expenses to average
   net assets exclusive of
   foreign taxes on stock
   dividends/7/                            0.99%            0.99%              0.99%            0.99%
  Ratio of net investment
   income (loss) to average
   net assets/7/                           0.98%           (0.01)%             0.64%           (0.63)%/2/
  Portfolio turnover rate/4/                 39%              25%                39%              55%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.38%.
/2/ Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (1.02)%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Rounds to less than $0.01.
/6/  Not annualized.
/7/  Annualized for periods of less than one year.
/8/  Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

74                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
(For a share outstanding throughout each period)

                                                 iSHARES MSCI TAIWAN INDEX FUND
                                  -------------------------------------------------------------------
                                                                                          Period from
                                                                                     Jun. 20, 2000/7/
                                     Year ended       Year ended       Year ended                  to
                                  Aug. 31, 2003    Aug. 31, 2002    Aug. 31, 2001       Aug. 31, 2000
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $        8.82    $        9.01    $       16.41       $       19.59
                                  -------------    -------------    -------------       -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income
   (loss)/3/                               0.04            (0.03)           (0.03)              (0.01)
  Net realized and unrealized
   gain (loss)                             1.93            (0.16)           (7.37)              (2.31)
                                  -------------    -------------    -------------       -------------
Total from investment
 operations                                1.97            (0.19)           (7.40)              (2.32)
                                  -------------    -------------    -------------       -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       -                -                -               (0.32)
  Net realized gain                           -                -                -               (0.10)
  Return of capital                           -                -                -               (0.44)
                                  -------------    -------------    -------------       -------------
Total distributions                           -                -                -               (0.86)
                                  -------------    -------------    -------------       -------------
NET ASSET VALUE, END OF PERIOD    $       10.79    $        8.82    $        9.01       $       16.41
                                  =============    =============    =============       =============

TOTAL RETURN                              22.45%           (2.11)%         (45.09)%            (12.10)%/5/
                                  =============    =============    =============       =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $     234,727    $     142,043    $     110,786       $      42,667
  Ratio of expenses to average
   net assets/6/                           1.31%            1.33%            1.60%               1.56%/1/
  Ratio of expenses to average
   net assets exclusive of
   foreign taxes on stock
   dividends/6/                            0.99%            0.99%            0.99%               0.99%
  Ratio of net investment
   income (loss) to average
   net assets/6/                           0.43%           (0.28)%          (0.23)%             (0.28)%/2/
  Portfolio turnover rate/4/                 15%              11%              30%                 52%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 2.16%.
/2/ Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (0.89)%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Not annualized.
/6/  Annualized for periods of less than one year.
/7/  Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          75

Notes to the Financial Statements

iSHARES, INC.

1.  SIGNIFICANT ACCOUNTING POLICIES

iShares, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994. As of August 31, 2003, the Company offered 24 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Australia, iShares MSCI Brazil, iShares MSCI Canada, iShares MSCI Emerging Markets, iShares MSCI Hong Kong, iShares MSCI Malaysia, iShares MSCI Mexico, iShares MSCI Pacific ex-Japan, iShares MSCI Singapore, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds (each a "Fund", collectively the "Funds").

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in a particular market, as measured by a particular equity securities index compiled by Morgan Stanley Capital International Inc. ("MSCI"). The investment advisor utilizes a "passive" or index approach to achieve each Fund's investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold stocks in fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

Each Fund invests in the securities of foreign issuers of a single country or region, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

Certain prior year amounts in the financial statements have been reclassified to be consistent with the current period presentation. Those reclassifications had no impact on prior year net assets, net income or distributions.

SECURITY VALUATION

Portfolio securities for which market prices are readily available are valued using the official closing price of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Funds. Short-term investments are valued at amortized cost,

76                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

which approximates market value. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Company's Board of Directors.

SECURITY TRANSACTIONS, INCOME RECOGNITION AND EXPENSES

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. Common expenses incurred by the Company prior to December 28, 2001 were allocated to the Funds based on the ratio of average net assets of each Fund to the combined net assets of all funds offered by the Company, or other appropriate method. Other expenses, directly related to a specific fund, were charged to that fund. The expenses for the iShares MSCI Singapore Index Fund are still allocated to that Fund using this methodology. Additional details of the current expense structure may be found in Note 2.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different exchange rate from the rate used by MSCI in the event that the investment advisor concludes that such rate is more appropriate.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

South Korea and Taiwan levy taxes at rates of 16.5% and up to 20.0%, respectively, based on the par value of stock dividends received by the iShares MSCI Emerging Markets, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds. These taxes are paid by the Funds receiving the stock dividends and are disclosed in their respective Statements of Operations.

EQUALIZATION

Prior to January 1, 2002, the Funds used the accounting practice of equalization. This accounting method was used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amounts of equalization are disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by each Fund. Distributions of net realized gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO THE FINANCIAL STATEMENTS                                             77
iSHARES, INC.

At August 31, 2003, the tax year-end of the Funds, the components of distributable earnings on a tax basis were as follows:

                              UNDISTRIBUTED   UNDISTRIBUTED  TOTAL DISTRIBUTABLE
   iSHARES MSCI INDEX FUND  ORDINARY INCOME  LONG-TERM GAIN             EARNINGS
   -----------------------------------------------------------------------------
   Australia                $     2,821,102  $            -  $         2,821,102
   Brazil                         1,915,236               -            1,915,236
   Canada                         3,350,221               -            3,350,221
   Emerging Markets                 702,264               -              702,264
   Hong Kong                      3,456,795               -            3,456,795
   Malaysia                         976,401               -              976,401
   Mexico                           597,687               -              597,687
   Pacific ex-Japan               5,183,483               -            5,183,483
   Singapore                      1,698,638               -            1,698,638
   South Africa                   1,587,853               -            1,587,853
   South Korea                    1,142,789               -            1,142,789
   Taiwan                           637,002               -              637,002
   -----------------------------------------------------------------------------

For the year ended August 31, 2003, the tax characterization of distributions paid was equal to the book characterization of distributions paid for all of the Funds. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2003.

From November 1, 2002 to August 31, 2003, the Funds incurred net realized capital losses and net foreign exchange losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2004, as follows:

                                         DEFERRED
                                     NET REALIZED
                              CAPITAL/NET FOREIGN
    iSHARES MSCI INDEX FUND       CURRENCY LOSSES
    ---------------------------------------------
    Australia                 $           603,906
    Brazil                              1,169,403
    Canada                                259,289
    Emerging Markets                      470,743
    Hong Kong                           2,330,007
    Malaysia                              889,726
    Mexico                              3,516,601
    Pacific ex-Japan                    1,940,878
    Singapore                           4,245,784
    South Africa                          345,024
    South Korea                         3,370,831
    Taiwan                              9,179,727
    ---------------------------------------------

78                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

The Funds had tax basis net capital loss carryforwards at August 31, 2003, the tax year-end of the Funds, as follows:

                            EXPIRING   EXPIRING     EXPIRING     EXPIRING      EXPIRING
iSHARES MSCI INDEX FUND         2007       2008         2009         2010          2011        TOTAL
----------------------------------------------------------------------------------------------------
Australia                 $  674,889  $ 630,985  $ 1,971,994  $ 3,625,203  $    650,082  $ 7,553,153
Brazil                             -          -       94,163    1,993,420    90,139,850   92,227,433
Canada                             -          -            -      780,114        21,276      801,390
Hong Kong                  4,085,707          -            -    4,971,970     2,870,602   11,928,279
Malaysia                   8,654,333          -            -    9,819,029     2,898,105   21,371,467
Mexico                             -          -            -    1,319,032     2,329,290    3,648,322
Pacific ex-Japan                   -          -            -            -       329,461      329,461
Singapore                          -          -            -    4,810,766     4,428,316    9,239,082
South Korea                        -          -      556,540      666,642       504,041    1,727,223
Taiwan                             -          -            -   12,532,361     8,689,663   21,222,024
----------------------------------------------------------------------------------------------------

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

If any of the Funds own shares in certain foreign investment entities, referred to, under U.S. tax law code, as "passive foreign investment companies", such Funds may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

For the year ended August 31, 2003, each Fund reclassified certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Barclays Global Fund Advisors ("BGFA") acts as investment advisor to the Company and is responsible for the investment management of each Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA serves as investment advisor to each Fund pursuant to an Advisory Agreement between the Company and BGFA, as amended December 28, 2001. Under this agreement, BGFA is responsible for placing purchase and sale orders, providing continuous supervision of the investment portfolio of each Fund, and the general management of the Company's affairs.

Under the Advisory Agreement, except for the iShares MSCI Singapore Index Fund, BGFA is responsible for all of the expenses ("Covered Expenses") of each of the Funds, other than interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, extraordinary expenses, distribution fees and advisory fees. Prior to December 28, 2001 and pursuant to the prior advisory agreement, the investment advisory fee earned by and paid to BGFA with respect to each Fund was reduced by the aggregate of such Fund's fees and expenses (subject to the exceptions in the prior sentence). BGFA also agreed to reimburse each Fund to the extent that the expenses of any Fund (subject to the same exceptions) exceeded the investment advisory fee as stated in the advisory fee tables below. These fee reduction and reimbursement provisions still apply to the iShares MSCI Singapore Index Fund.

NOTES TO THE FINANCIAL STATEMENTS                                             79
iSHARES, INC.

For its investment management services to the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Hong Kong, iShares MSCI Malaysia, iShares MSCI Mexico and iShares MSCI Singapore Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund's allocable portion of the aggregate net assets of all the funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI Emerging Markets, iShares MSCI Pacific ex-Japan, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds) as follows:

    ADVISORY FEE  AGGREGATE NET ASSETS
    ----------------------------------------------------------------
    0.59%         First $7 billion
    0.54          Over $7 billion, up to and including $11 billion
    0.49          Over $11 billion
    ----------------------------------------------------------------

For its investment management services to the iShares MSCI Brazil, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund's allocable portion of the aggregate net assets of these four Funds as follows:

    ADVISORY FEE  AGGREGATE NET ASSETS
    ----------------------------------------------------------------
    0.74%         First $2 billion
    0.69          Over $2 billion, up to and including $4 billion
    0.64          Over $4 billion
    ----------------------------------------------------------------

For its investment management services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is entitled to an annual investment advisory fee based on the average net assets of the Fund of 0.50%. For its investment management services to the iShares MSCI Emerging Markets Index Fund, BGFA is entitled to an annual investment advisory fee based on the average net assets of the Fund excluding any investments in other iShares Funds, of 0.75%.

Barclays Global Investors, N.A. ("BGI") has a license agreement with MSCI for the use of the relevant MSCI indices. Under a sub-license agreement between BGI and the Funds, the fees for the use of such MSCI indices are paid directly by BGI to MSCI.

Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian and transfer agent for the Company. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

Prior to February 24, 2003, Investors Bank served as securities lending agent for the Company. Effective February 24, 2003, BGI began serving as securities lending agent for the Company. BGI is an affiliate of BGFA, the Funds' investment advisor. The Board of Directors has approved the selection of BGI as securities lending agent subject to the conditions of the exemptive order that was issued by the Securities and Exchange Commission ("SEC"). As securities lending agent, BGI receives a fee based on a share of the income earned on investment of

80                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

the cash collateral received for the loan of securities. For the period from February 24, 2003 through August 31, 2003, BGI earned securities lending agent fees as follows:

                             SECURITIES LENDING
    iSHARES MSCI INDEX FUND          AGENT FEES
    -------------------------------------------
    Australia                $            7,233
    Hong Kong                            48,013
    Pacific ex-Japan Index               21,578
    Singapore                            13,921
    -------------------------------------------

SEI Investments Distribution Co. (the "Distributor") serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Company. The Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, the Distributor is entitled to receive a distribution fee from each Fund (other than the iShares MSCI Pacific ex-Japan and iShares MSCI Emerging Markets Index Funds), not to exceed 0.25% of the average daily net assets of such Fund, for distribution-related services.

Pursuant to an exemptive order issued by the SEC, each Fund may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") and Prime Money Market Fund ("PMMF") of Barclays Global Investors Funds. The IMMF and PMMF are feeder funds in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio and Prime Money Market Master Portfolio, respectively, which are managed by BGFA, the Funds' investment advisor. The IMMF and PMMF are open-end money market funds available only to institutional investors, including other investment companies managed by BGFA. The IMMF and PMMF seek a high level of income consistent with liquidity and the preservation of capital. While the IMMF and PMMF do not directly charge an advisory fee, the master portfolios in which they invest do charge an advisory fee. Income distributions from the IMMF and PMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statements of Operations.

As of August 31, 2003, certain directors and officers of the Company are also employees of BGFA and its affiliates or employees of Investors Bank.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Free Index, may invest in the shares of other iShares Funds that invest in securities in the Fund's benchmark index. As of August 31, 2003, the iShares MSCI Emerging Markets Index Fund held shares of the iShares MSCI Malaysia, iShares MSCI South Korea

NOTES TO THE FINANCIAL STATEMENTS                                             81
iSHARES, INC.

and iShares MSCI Taiwan Index Funds. Transactions in shares of these affiliated Exchange Traded Funds ("ETFs"), including dividend income and net realized capital gains (losses) during the period ended August 31, 2003 were as follows:

                                       NUMBER OF
                                     SHARES HELD                             NUMBER OF                  NET
AFFILIATED                             BEGINNING      GROSS       GROSS    SHARES HELD   DIVIDEND  REALIZED
ETF                                    OF PERIOD  ADDITIONS  REDUCTIONS  END OF PERIOD     INCOME      GAIN
-----------------------------------------------------------------------------------------------------------
iShares MSCI Malaysia Index Fund               -    987,300     692,500        294,800  $       -  $  6,520
iShares MSCI South Korea Index Fund            -    208,200      85,000        123,000          -    43,501
iShares MSCI Taiwan Index Fund                 -    514,000     122,400        391,600          -    48,278
-----------------------------------------------------------------------------------------------------------

3.  INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the year ended August 31, 2003, were as follows:

    iSHARES MSCI INDEX FUND     PURCHASES         SALES
    ---------------------------------------------------
    Australia                $  7,311,522  $  6,895,938
    Brazil                     58,180,200    54,084,994
    Canada                     44,842,334    41,126,471
    Emerging Markets           15,503,297    14,423,553
    Hong Kong                  15,946,704    13,921,103
    Malaysia                   31,308,903    28,050,757
    Mexico                      7,402,364     8,496,455
    Pacific ex-Japan           15,587,912    12,764,086
    Singapore                  12,276,557    11,448,889
    South Africa               13,681,035    12,281,301
    South Korea                89,034,865    44,449,359
    Taiwan                     78,737,248    23,226,908
    ---------------------------------------------------

82                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

In-kind transactions for the year ended August 31, 2003, were as follows:

                                   IN-KIND        IN-KIND
    iSHARES MSCI INDEX FUND      PURCHASES          SALES
    -----------------------------------------------------
    Australia                $   8,245,559  $  13,351,073
    Canada                     503,263,739    214,710,714
    Emerging Markets           266,433,775              -
    Hong Kong                  167,279,218     49,532,262
    Mexico                      35,036,042     49,794,820
    Pacific ex-Japan           104,076,256     17,136,327
    Singapore                   17,111,161      4,936,134
    South Africa                68,313,783              -
    -----------------------------------------------------

At August 31, 2003, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                       NET UNREALIZED
                                   TAX     UNREALIZED     UNREALIZED     APPRECIATION
iSHARES MSCI INDEX FUND           COST   APPRECIATION   DEPRECIATION    (DEPRECIATION)
-------------------------------------------------------------------------------------
Australia                $  93,687,838  $  12,767,198  $  (3,827,553)  $    8,939,645
Brazil                      99,812,776      3,805,754       (833,155)       2,972,599
Canada                     424,214,570     79,370,303       (969,893)      78,400,410
Emerging Markets           267,929,262     31,182,473     (1,383,049)      29,799,424
Hong Kong                  282,979,539     13,970,316     (5,420,370)       8,549,946
Malaysia                    74,094,311     26,906,823     (1,215,370)      25,691,453
Mexico                      67,869,782      1,885,225     (9,603,587)      (7,718,362)
Pacific ex-Japan           238,269,358     21,972,571     (1,894,553)      20,078,018
Singapore                  123,373,042      4,889,956    (10,280,159)      (5,390,203)
South Africa                69,381,897     12,563,143       (290,100)      12,273,043
South Korea                111,805,530     44,542,198     (1,638,760)      42,903,438
Taiwan                     226,235,435     24,604,506    (16,632,007)       7,972,499
-------------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS                                             83
iSHARES, INC.

4.  iSHARES TRANSACTIONS

The Company's authorized shares are 10.9 billion shares of $.001 par value capital stock. The number of shares authorized to each Fund are as follows:

    iSHARES MSCI INDEX FUND   AUTHORIZED SHARES
    -------------------------------------------
    Australia                       127,800,000
    Brazil                          500,000,000
    Canada                          340,200,000
    Emerging Markets                500,000,000
    Hong Kong                       191,400,000
    Malaysia                        127,800,000
    Mexico                          255,000,000
    Pacific ex-Japan                500,000,000
    Singapore                       191,400,000
    South Africa                    200,000,000
    South Korea                     200,000,000
    Taiwan                          200,000,000
    -------------------------------------------

The Company issues and redeems shares ("iShares") of each Fund only in aggregations of a specified number of iShares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for purchase of Creation Units of a Fund is generally the in-kind deposit of a designated portfolio of equity securities constituting a portfolio sampling representation of the corresponding MSCI Index and an amount of cash (except for the iShares MSCI Brazil, iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds which are offered in Creation Units solely for cash in U.S. dollars). A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

5.  LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of August 31, 2003, certain of the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in a joint account which invests in securities with remaining maturities of 397 days or less and money market mutual funds. Income from the joint account is allocated daily to each Fund, based on each Fund's portion of the total cash collateral received. The market value of the securities on loan at August 31, 2003, and the value of the related collateral received are disclosed in the Statements of Assets and Liabilities.

6.  LEGAL PROCEEDINGS

The Company has reached a settlement in an action in the U.S. District Court for the Northern District of Illinois. In the action, a company named Mopex, Inc. and a company named Realtimemutualfunds.com alleged that the actions of the Company and others infringed a patent held by Mopex, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. The patent itself was found to be invalid in a related action to which the Company was not a party. In the settlement, the plaintiffs' claims and allegations are dismissed with prejudice, and neither the Company nor any other defendant will pay any compensation to the plaintiffs.

84                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Auditors

To the Shareholders and Board of Directors of iShares, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Australia Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, each a portfolio of the iShares MSCI Index Fund Series (the "Funds"), at August 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Funds as of August 31, 2000 and for the two years then ended were audited by other auditors, whose report dated October 13, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
October 3, 2003

REPORT OF INDEPENDENT AUDITORS                                                85

Tax Information (Unaudited)

iSHARES, INC.

For the year ended August 31, 2003, certain of the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

                              FOREIGN SOURCE      FOREIGN
    iSHARES MSCI INDEX FUND    INCOME EARNED   TAXES PAID
    -----------------------------------------------------
    Australia                 $   3,407,537   $    80,503
    Brazil                        3,139,064       300,928
    Canada                        8,690,567     1,167,185
    Emerging Markets              1,152,657       118,487
    Malaysia                      2,703,498       568,826
    Pacific ex-Japan              6,534,806       316,661
    Singapore                     3,647,007       761,350
    South Africa                  1,919,874             -
    South Korea                   2,706,462       446,599
    Taiwan                        3,718,262     1,097,970
    -----------------------------------------------------

The following are estimates of qualified dividend income received by the Funds through August 31, 2003 that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

                                QUALIFIED
                                 DIVIDEND
    iSHARES MSCI INDEX FUND        INCOME
    -------------------------------------
    Australia                 $ 3,034,223
    Canada                      8,690,567
    Emerging Markets              948,854
    Mexico                      1,238,496
    Pacific ex-Japan Index      3,316,630
    South Africa                1,919,874
    South Korea                 2,706,462
    -------------------------------------

86                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES, INC.

The tables that follow present information about the differences between the daily market price on secondary markets for shares of an iShares Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each iShares Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. In the case of the iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds, the NAVs of which are determined PRIOR to the opening of the regular trading day on the American Stock Exchange (the "AMEX"), the Market Price is determined using the midpoint of the bid/ask spread as of the OPENING of regular trading on the AMEX. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the iShares Funds included in this report. The information shown for each Fund is generally for the five-year period from July 1, 1998 through June 30, 2003, the date of the most recent calendar quarter-end. The information shown for the iShares MSCI Brazil, iShares MSCI Pacific ex-Japan, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds is for each full calendar quarter completed after the inception date of each Fund through June 30, 2003. Information for the iShares MSCI Emerging Markets Index Fund is not presented, as the Fund commenced operations on April 7, 2003 and did not have a full quarter of information as of June 30, 2003.

Each line in the table shows the number of trading days in which the iShares Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION                                                      87
iSHARES, INC.

                        iSHARES MSCI AUSTRALIA INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                                       NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                 OF DAYS   TOTAL DAYS
----------------------                                 -------  -------------
Greater than 3.0% ..................................         4           0.32%
Greater than 2.5% and Less than 3.0% ...............         9           0.72
Greater than 2.0% and Less than 2.5% ...............        23           1.83
Greater than 1.5% and Less than 2.0% ...............        70           5.57
Greater than 1.0% and Less than 1.5% ...............       148          11.77
Greater than 0.5% and Less than 1.0% ...............       272          21.64
BETWEEN 0.5% AND -0.5% .............................       553          43.99
Less than -0.5% and Greater than -1.0% .............        99           7.87
Less than -1.0% and Greater than -1.5% .............        41           3.26
Less than -1.5% and Greater than -2.0% .............        23           1.83
Less than -2.0% and Greater than -2.5% .............         7           0.56
Less than -2.5% ....................................         8           0.64
                                                       -------  -------------
                                                          1257         100.00%
                                                       =======  =============

                         iSHARES MSCI BRAZIL INDEX FUND
              PERIOD COVERED: OCTOBER 1, 2000 THROUGH JUNE 30, 2003

                                                       NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                 OF DAYS    TOTAL DAYS
----------------------                                 -------  -------------
Greater than 3.5% ..................................         2           0.29%
Greater than 3.0% and Less than 3.5% ...............         5           0.73
Greater than 2.5% and Less than 3.0% ...............        14           2.03
Greater than 2.0% and Less than 2.5% ...............        19           2.76
Greater than 1.5% and Less than 2.0% ...............        35           5.09
Greater than 1.0% and Less than 1.5% ...............        61           8.87
Greater than 0.5% and Less than 1.0% ...............       105          15.26
BETWEEN 0.5% AND -0.5% .............................       253          36.76
Less than -0.5% and Greater than -1.0% .............        68           9.88
Less than -1.0% and Greater than -1.5% .............        31           4.51
Less than -1.5% and Greater than -2.0% .............        31           4.51
Less than -2.0% and Greater than -2.5% .............        25           3.63
Less than -2.5% and Greater than -3.0% .............        11           1.60
Less than -3.0% and Greater than -3.5% .............         7           1.02
Less than -3.5% and Greater than -4.0% .............         7           1.02
Less than -4.0% and Greater than -4.5% .............         6           0.87
Less than -4.5% and Greater than -5.0% .............         5           0.73
Less than -5.0% ....................................         3           0.44
                                                       -------  -------------
                                                           688         100.00%
                                                       =======  =============

88                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                         iSHARES MSCI CANADA INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                                       NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                 OF DAYS    TOTAL DAYS
----------------------                                 -------  -------------
Greater than 3.0% ..................................         7           0.56%
Greater than 2.5% and Less than 3.0% ...............        17           1.35
Greater than 2.0% and Less than 2.5% ...............        27           2.15
Greater than 1.5% and Less than 2.0% ...............        61           4.85
Greater than 1.0% and Less than 1.5% ...............       124           9.86
Greater than 0.5% and Less than 1.0% ...............       234          18.62
BETWEEN 0.5% AND -0.5% .............................       587          46.69
Less than -0.5% and Greater than -1.0% .............       128          10.18
Less than -1.0% and Greater than -1.5% .............        50           3.98
Less than -1.5% and Greater than -2.0% .............        11           0.88
Less than -2.0% ....................................        11           0.88
                                                       -------  -------------
                                                          1257         100.00%
                                                       =======  =============

                        iSHARES MSCI HONG KONG INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                                       NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                 OF DAYS    TOTAL DAYS
----------------------                                 -------  -------------
Greater than 4.0% ..................................        10           0.80%
Greater than 3.5% and Less than 4.0% ...............         7           0.56
Greater than 3.0% and Less than 3.5% ...............        11           0.88
Greater than 2.5% and Less than 3.0% ...............        15           1.19
Greater than 2.0% and Less than 2.5% ...............        29           2.31
Greater than 1.5% and Less than 2.0% ...............        55           4.38
Greater than 1.0% and Less than 1.5% ...............        99           7.88
Greater than 0.5% and Less than 1.0% ...............       168          13.37
BETWEEN 0.5% AND -0.5% .............................       397          31.56
Less than -0.5% and Greater than -1.0% .............       159          12.65
Less than -1.0% and Greater than -1.5% .............        99           7.88
Less than -1.5% and Greater than -2.0% .............        76           6.05
Less than -2.0% and Greater than -2.5% .............        50           3.98
Less than -2.5% and Greater than -3.0% .............        29           2.31
Less than -3.0% and Greater than -3.5% .............        14           1.11
Less than -3.5% and Greater than -4.0% .............        14           1.11
Less than -4.0% and Greater than -6.0% .............        12           0.95
Less than -6.0% ....................................        13           1.03
                                                       -------  -------------
                                                          1257         100.00%
                                                       =======  =============

SUPPLEMENTAL INFORMATION                                                      89
iSHARES, INC.

                        iSHARES MSCI MALAYSIA INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                                       NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                 OF DAYS    TOTAL DAYS
----------------------                                 -------  -------------
Greater than 6.0% ..................................       182          14.49%
Greater than 5.5% and Less than 6.0% ...............        11           0.88
Greater than 5.0% and Less than 5.5% ...............         8           0.64
Greater than 4.5% and Less than 5.0% ...............         6           0.48
Greater than 4.0% and Less than 4.5% ...............        12           0.96
Greater than 3.5% and Less than 4.0% ...............        19           1.51
Greater than 3.0% and Less than 3.5% ...............        19           1.51
Greater than 2.5% and Less than 3.0% ...............        21           1.67
Greater than 2.0% and Less than 2.5% ...............        19           1.51
Greater than 1.5% and Less than 2.0% ...............        31           2.47
Greater than 1.0% and Less than 1.5% ...............        47           3.74
Greater than 0.5% and Less than 1.0% ...............        83           6.61
BETWEEN 0.5% AND -0.5% .............................       209          16.62
Less than -0.5% and Greater than -1.0% .............        86           6.85
Less than -1.0% and Greater than -1.5% .............        84           6.69
Less than -1.5% and Greater than -2.0% .............        82           6.53
Less than -2.0% and Greater than -2.5% .............        79           6.29
Less than -2.5% and Greater than -3.0% .............        62           4.94
Less than -3.0% and Greater than -3.5% .............        47           3.74
Less than -3.5% and Greater than -4.0% .............        28           2.23
Less than -4.0% and Greater than -4.5% .............        27           2.15
Less than -4.5% and Greater than -5.0% .............        15           1.19
Less than -5.0% and Greater than -5.5% .............         6           0.48
Less than -5.5% and Greater than -6.0% .............        10           0.80
Less than -6.0% ....................................        63           5.02
                                                       -------  -------------
                                                          1256         100.00%
                                                       =======  =============

90                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                         iSHARES MSCI MEXICO INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                                       NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                 OF DAYS    TOTAL DAYS
----------------------                                 -------  -------------
Greater than 3.5% ..................................         4           0.32%
Greater than 2.5% and Less than 3.5% ...............        12           0.95
Greater than 2.0% and Less than 2.5% ...............        24           1.91
Greater than 1.5% and Less than 2.0% ...............        53           4.22
Greater than 1.0% and Less than 1.5% ...............       123           9.79
Greater than 0.5% and Less than 1.0% ...............       177          14.08
BETWEEN 0.5% AND -0.5% .............................       480          38.18
Less than -0.5% and Greater than -1.0% .............       178          14.16
Less than -1.0% and Greater than -1.5% .............       106           8.43
Less than -1.5% and Greater than -2.0% .............        48           3.82
Less than -2.0% and Greater than -2.5% .............        21           1.67
Less than -2.5% and Greater than -3.0% .............        16           1.27
Less than -3.0% and Greater than -3.5% .............         9           0.72
Less than -3.5% ....................................         6           0.48
                                                       -------  -------------
                                                          1257         100.00%
                                                       =======  =============

                    iSHARES MSCI PACIFIC EX-JAPAN INDEX FUND
              PERIOD COVERED: JANUARY 1, 2002 THROUGH JUNE 30, 2003

                                                       NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                 OF DAYS    TOTAL DAYS
----------------------                                 -------  -------------
Greater than 3.0% ..................................         4           1.06%
Greater than 2.5% and Less than 3.0% ...............         4           1.06
Greater than 2.0% and Less than 2.5% ...............         9           2.39
Greater than 1.5% and Less than 2.0% ...............        31           8.24
Greater than 1.0% and Less than 1.5% ...............        97          25.80
Greater than 0.5% and Less than 1.0% ...............        99          26.33
BETWEEN 0.5% AND -0.5% .............................       122          32.46
Less than -0.5% and Greater than -1.0% .............         7           1.86
Less than -1.0% ....................................         3           0.80
                                                       -------  -------------
                                                           376         100.00%
                                                       =======  =============

SUPPLEMENTAL INFORMATION                                                      91
iSHARES, INC.

                        iSHARES MSCI SINGAPORE INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                                       NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                 OF DAYS    TOTAL DAYS
----------------------                                 -------  -------------
Greater than 4.5% ..................................         7           0.56%
Greater than 4.0% and Less than 4.5% ...............         7           0.56
Greater than 3.5% and Less than 4.0% ...............         6           0.48
Greater than 3.0% and Less than 3.5% ...............        12           0.95
Greater than 2.5% and Less than 3.0% ...............        19           1.51
Greater than 2.0% and Less than 2.5% ...............        31           2.47
Greater than 1.5% and Less than 2.0% ...............        42           3.34
Greater than 1.0% and Less than 1.5% ...............        95           7.56
Greater than 0.5% and Less than 1.0% ...............       105           8.35
BETWEEN 0.5% AND -0.5% .............................       308          24.50
Less than -0.5% and Greater than -1.0% .............       171          13.60
Less than -1.0% and Greater than -1.5% .............       152          12.09
Less than -1.5% and Greater than -2.0% .............        89           7.08
Less than -2.0% and Greater than -2.5% .............        79           6.28
Less than -2.5% and Greater than -3.0% .............        46           3.66
Less than -3.0% and Greater than -3.5% .............        31           2.47
Less than -3.5% and Greater than -4.0% .............        26           2.07
Less than -4.0% and Greater than -4.5% .............        11           0.88
Less than -4.5% and Greater than -5.0% .............         8           0.64
Less than -5.0% ....................................        12           0.95
                                                       -------  -------------
                                                          1257         100.00%
                                                       =======  =============

                      iSHARES MSCI SOUTH AFRICA INDEX FUND
               PERIOD COVERED: APRIL 1, 2003 THROUGH JUNE 30, 2003

                                                       NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                 OF DAYS    TOTAL DAYS
----------------------                                 -------  -------------
Greater than 1.5% ..................................         1           1.59%
Greater than 1.0% and Less than 1.5% ...............         1           1.59
Greater than 0.5% and Less than 1.0% ...............        15          23.81
BETWEEN 0.5% AND -0.5% .............................        44          69.84
Less than -0.5% ....................................         2           3.17
                                                       -------  -------------
                                                            63         100.00%
                                                       =======  =============

92                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                       iSHARES MSCI SOUTH KOREA INDEX FUND
               PERIOD COVERED: JULY 1, 2000 THROUGH JUNE 30, 2003

                                                       NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                 OF DAYS    TOTAL DAYS
----------------------                                 -------  -------------
Greater than 5.0% ..................................         5           0.67%
Greater than 4.5% and Less than 5.0% ...............         5           0.67
Greater than 4.0% and Less than 4.5% ...............         3           0.40
Greater than 3.5% and Less than 4.0% ...............         5           0.67
Greater than 3.0% and Less than 3.5% ...............         8           1.07
Greater than 2.5% and Less than 3.0% ...............        17           2.26
Greater than 2.0% and Less than 2.5% ...............        29           3.86
Greater than 1.5% and Less than 2.0% ...............        60           7.99
Greater than 1.0% and Less than 1.5% ...............        74           9.85
Greater than 0.5% and Less than 1.0% ...............       112          14.91
BETWEEN 0.5% AND -0.5% .............................       218          29.04
Less than -0.5% and Greater than -1.0% .............        70           9.32
Less than -1.0% and Greater than -1.5% .............        52           6.92
Less than -1.5% and Greater than -2.0% .............        39           5.19
Less than -2.0% and Greater than -2.5% .............        22           2.93
Less than -2.5% and Greater than -3.0% .............        11           1.46
Less than -3.0% and Greater than -3.5% .............        11           1.46
Less than -3.5% and Greater than -4.0% .............         4           0.53
Less than -4.0% ....................................         6           0.80
                                                       -------  -------------
                                                           751         100.00%
                                                       =======  =============

SUPPLEMENTAL INFORMATION                                                      93
iSHARES, INC.

                         iSHARES MSCI TAIWAN INDEX FUND
               PERIOD COVERED: JULY 1, 2000 THROUGH JUNE 30, 2003

                                                       NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                 OF DAYS    TOTAL DAYS
----------------------                                 -------  -------------
Greater than 6.0% ..................................         8           1.07%
Greater than 5.0% and Less than 6.0% ...............         5           0.67
Greater than 4.5% and Less than 5.0% ...............         9           1.20
Greater than 4.0% and Less than 4.5% ...............         4           0.53
Greater than 3.5% and Less than 4.0% ...............        12           1.60
Greater than 3.0% and Less than 3.5% ...............        19           2.53
Greater than 2.5% and Less than 3.0% ...............        36           4.79
Greater than 2.0% and Less than 2.5% ...............        36           4.79
Greater than 1.5% and Less than 2.0% ...............        73           9.72
Greater than 1.0% and Less than 1.5% ...............        99          13.18
Greater than 0.5% and Less than 1.0% ...............       105          13.98
BETWEEN 0.5% AND -0.5% .............................       164          21.85
Less than -0.5% and Greater than -1.0% .............        54           7.19
Less than -1.0% and Greater than -1.5% .............        46           6.13
Less than -1.5% and Greater than -2.0% .............        33           4.39
Less than -2.0% and Greater than -2.5% .............        11           1.46
Less than -2.5% and Greater than -3.0% .............        16           2.13
Less than -3.0% and Greater than -3.5% .............        11           1.46
Less than -3.5% and Greater than -4.5% .............         4           0.53
Less than -4.5% ....................................         6           0.80
                                                       -------  -------------
                                                           751         100.00%
                                                       =======  =============

94                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Directors Information (Unaudited)

iSHARES, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and oversees 81 portfolios within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 106 portfolios within the fund complex. Additional information about the Funds' Directors may be found in the Funds' Statement of Additional Information, which is available without charge upon request by calling toll-free 1-800-474-2737.

                              INTERESTED DIRECTORS+

                             POSITION(S),           PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS    LENGTH OF SERVICE           DURING PAST 5 YEARS               OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
*LEE T. KRANEFUSS (41)    Director,           Chief Executive Officer of the       Trustee (since June 18, 2003) of
Barclays Global           Chairman, and       Individual Investor Business of      iShares Trust; Board of Trustees
Investors                 President (since    Barclays Global Investors, N.A.;     for Barclays Global Investors Funds
45 Fremont Street         June 18, 2003)      The Boston Consulting Group (until   and Master Investment Portfolio
San Francisco, CA 94105                       1997).                               (since 2001).

*NATHAN MOST (89)         Director (since     Consultant to BGI (1998-2002),       Trustee (since 2000) and President
P.O. Box 193              1996)               American Stock Exchange (1996-2000)  (2000-2002) of iShares Trust
Burlingame, CA 94011                          and the Hong Kong Stock Exchange
                                              (1998 to present); Consultant to
                                              the Amsterdam Stock Exchange
                                              (1997-1998); Consultant to the
                                              Pacific Stock Exchange
                                              (1997-1998).

----------
+ Garrett F. Bouton served as Chairman, President and interested Director of the Board through June 17, 2003.
* Lee T. Kranefuss and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.

DIRECTORS INFORMATION                                                         95
iSHARES, INC.

                              INDEPENDENT DIRECTORS

                              POSITION(S),           PRINCIPAL OCCUPATION(S)
  NAME, AGE AND ADDRESS    LENGTH OF SERVICE           DURING PAST 5 YEARS               OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
JOHN B. CARROLL (67)       Director (since     Retired Vice President of            Trustee (since 2001) of iShares
520 Main Street            1996)               Investment Management (1984-2000)    Trust; Trustee and member of the
Ridgefield, CT 06877                           of Verizon Corporation; Advisory     Executive Committee (since 1991) of
                                               Board member of Ibbotson             The Common Fund Institutional Funds,
                                               Associates (1992-1998); former       a non-profit organization; Member of
                                               Vice Chairman and Executive          the Board of Managers of JP Morgan
                                               Committee Member (1994-1998)         Private Equity Funds.
                                               of the Committee on Investment
                                               of Employee Benefit Assets of the
                                               Financial Executive Institute.

RICHARD K. LYONS (42)      Director (since     Professor, University of             Trustee (since 2000) of iShares
Haas School of Business,   2001)               California, Berkeley: Haas School    Trust; Trustee (since 2001) of
UC Berkeley                                    of Business (since 1993);            Barclays Global Investors Funds and
Berkeley, CA 94720                             Consultant for IMF World Bank,       Master Investment Portfolio; Board
                                               Federal Reserve Bank, and Citibank   of Trustees: Matthews Asian Funds
                                               N.A. (since 2000).                   since 1995 (oversees 6 portfolios).

GEORGE C. PARKER (64)      Director (since     Dean Witter Distinguished Professor  Trustee (since 2000) of iShares
Graduate School of         2001)               of Finance (since 1994); Associate   Trust; Bailard, Biehl and
Business                                       Dean for Academic Affairs, Director  Kaiser, Inc. (since 1985);
(Room K301)                                    of MBA Program, and Professor,       California Casualty Group of
Stanford University                            Stanford University: Graduate        Insurance Companies (since 1978);
521 Memorial Way                               School of Business (1993-2001).      Continental Airlines, Inc. (since
Stanford, CA 94305                                                                  1996); Community First Financial
                                                                                    Group (since 1995); Dresdner/RCM
                                                                                    Mutual Funds (1994-2002); Tyon
                                                                                    Ranch Company (since 1999).

W. ALLEN REED (56)         Director (since     President and Chief Executive        Trustee (since 2001) of iShares
General Motors Investment  1996)               Officer (since 1994) of General      Trust; Director (since 1994) of
Management Corp.                               Motors Investment Management         General Motors Investment
767 Fifth Avenue                               Corporation.                         Management Corporation; Director
New York, NY 10153                                                                  (1995-1998) of Taubman Centers, Inc.
                                                                                    (a real estate investment trust);
                                                                                    Director (since 1992) of FLIR Systems
                                                                                    (an imaging technology company);
                                                                                    Director (since 1994) of General
                                                                                    Motors Acceptance Corporation;
                                                                                    Director (since 1994) of GMAC
                                                                                    Insurance Holdings, Inc.; Director
                                                                                    (since 1995) of Global Emerging
                                                                                    Markets Fund; Director (since 2000)
                                                                                    of Temple Inland Industries; Chairman
                                                                                    (since 1995) of the Investment Advisory
                                                                                    Committee of Howard Hughes Medical
                                                                                    Institute.

96                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                         OFFICERS WHO ARE NOT DIRECTORS

                                                           PRINCIPAL OCCUPATION(S)             DIRECTORSHIPS HELD BY
   NAME, AGE AND ADDRESS            POSITION                 DURING PAST 5 YEARS                     OFFICERS
-----------------------------------------------------------------------------------------------------------------------
MICHAEL A. LATHAM (37)        Secretary, Treasurer   Director of Mutual Fund Delivery in   None.
Barclays Global Investors     and Principal          the U.S. Individual Investor
45 Fremont Street             Financial Officer      Business of BGI (since 2000); Head
San Francisco, CA 94105                              of Operations, BGI Europe
                                                     (1997-2000).

JEFFREY J. GABOURY (34)       Assistant Treasurer    Director (formerly Manager), Mutual   None.
Investors Bank & Trust Co.                           Fund Administration, Reporting and
200 Clarendon Street                                 Compliance, IBT (since 1996).
Boston, MA 02116

DANELL J. DOTY (40)           Assistant Secretary    Head of Mutual Fund Administration,   None.
Barclays Global Investors                            BGI (since 1999); Vice President of
45 Fremont Street                                    Operations, Berkeley Capital
San Francisco, CA 94105                              Management (1994-1999); Vice
                                                     President and Secretary, The
                                                     Berkeley Funds (1997-1999).

SUSAN C. MOSHER (48)          Assistant Secretary    Senior Director & Senior Counsel,     None.
Investors Bank & Trust Co.                           Mutual Fund Administration, IBT
200 Clarendon Street                                 (since 1995).
Boston, MA 02116

SANDRA I. MADDEN (37)         Assistant Secretary    Senior Associate Counsel, Mutual      None.
Investors Bank & Trust Co.                           Fund Administration, IBT (since
200 Clarendon Street                                 1999); Associate, Scudder Kemper
Boston, MA 02116                                     Investments, Inc. (1996-1999).

THEDA HABER (49)              Chief Legal Officer    Attorney/Managing Director, Deputy    None.
Barclays Global Investors                            General Counsel and Head of U.S.
45 Fremont Street                                    Legal, BGI (since 1997); Attorney/
San Francisco, CA 94105                              Senior Counsel, BGI (1994-2000).

LOIS TOWERS (51)              Assistant Vice         U.S. Compliance Officer, BGI (since   None.
Barclays Global Investors     President -- AML       1999).
45 Fremont Street             Compliance Officer
San Francisco, CA 94105

DIRECTORS INFORMATION                                                         97

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-iSHARES (1-800-474-2737) to obtain a prospectus for any iShares fund. The prospectus contains more complete information, including charges and expenses.

BROAD MARKET
iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

LARGE CAP
iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

MID CAP
iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

SMALL CAP
iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

SECTOR & INDUSTRY
iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

FIXED INCOME
iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares Lehman Aggregate Bond Fund (AGG) iShares GS $ InvesTop(TM) Corporate Bond Fund (LQD)

GLOBAL SECTOR
iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

INTERNATIONAL/BROAD MARKET
iShares MSCI EAFE Index Fund (EFA)
iShares MSCI Emerging Markets Index Fund (EEM)

INTERNATIONAL/REGIONAL
iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

INTERNATIONAL/DEVELOPED COUNTRY
iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF)

INTERNATIONAL/EMERGING COUNTRY
iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Africa Index Fund (EZA) iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

GLOBAL/BROAD MARKET
iShares S&P Global 100 Index Fund (IOO)

This advertising section does not constitute part of the 2003 Annual Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or
Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS
$ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co.

98                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Funds Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a wholly owned subsidiary of Barclays Bank PLC, none of which is affiliated with SEI.

iShares are not sponsored, endorsed, sold, or promoted by Morgan Stanley Capital International, Inc., nor does this company make any representation regarding the advisability of investing in iShares.

Investing involves risk, including possible loss of principal.

(C)2003 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

 iSHARES(R) INDUSTRIAL STRENGTH INVESTMENT TOOLS FROM BARCLAYS GLOBAL INVESTORS

                1 800 iSHARES (1 800 474 2737)   WWW.iSHARES.COM

                                                                        BARCLAYS

BGI-F-005-09002
                                                                      iShares(R)

                       2003 ANNUAL REPORT TO SHAREHOLDERS
                                 AUGUST 31, 2003

                             [GRAPHIC APPEARS HERE]

INDUSTRIAL STRENGTH
INVESTMENT TOOLS

iSHARES MSCI AUSTRIA INDEX FUND      iSHARES MSCI NETHERLANDS INDEX FUND
iSHARES MSCI BELGIUM INDEX FUND      iSHARES MSCI SPAIN INDEX FUND
iSHARES MSCI EMU INDEX FUND          iSHARES MSCI SWEDEN INDEX FUND
iSHARES MSCI FRANCE INDEX FUND       iSHARES MSCI SWITZERLAND INDEX FUND
iSHARES MSCI GERMANY INDEX FUND      iSHARES MSCI UNITED KINGDOM INDEX FUND
iSHARES MSCI ITALY INDEX FUND

Table of Contents

Shareholder Letter                                                             1
Introduction                                                                   3
Managers' Discussion & Analysis                                                6
Schedules of Investments                                                      28
  iShares MSCI Austria Index Fund                                             28
  iShares MSCI Belgium Index Fund                                             30
  iShares MSCI EMU Index Fund                                                 32
  iShares MSCI France Index Fund                                              38
  iShares MSCI Germany Index Fund                                             40
  iShares MSCI Italy Index Fund                                               42
  iShares MSCI Netherlands Index Fund                                         44
  iShares MSCI Spain Index Fund                                               46
  iShares MSCI Sweden Index Fund                                              48
  iShares MSCI Switzerland Index Fund                                         50
  iShares MSCI United Kingdom Index Fund                                      52
Financial Statements                                                          55
Financial Highlights                                                          63
Notes to Financial Statements                                                 74
Report of Independent Auditors                                                82
Tax Information (Unaudited)                                                   83
Supplemental Information (Unaudited)                                          84
Directors Information (Unaudited)                                             90
iShares Family of Funds                                                       94

To Our Shareholders

For many investors, the last few years have been difficult and challenging. The collapse of the stock market bubble, a tepid economy, corporate accounting scandals, lackluster company earnings and the geopolitical situation all contributed to a three-year bear market. Stock market gains during the first half of 2003 give some hope that the markets have turned a corner, but there is no guarantee that challenging market conditions will not return.

iShares have continued to innovate and expand, offering more tools that help investors tailor their portfolios to achieve diversity and address volatility in a complex market environment. For example, in April of this year, iShares launched an emerging markets exchange traded fund based on the MSCI's Emerging Market Free Index. Last year, iShares launched the first fixed income exchange traded funds, which BUSINESS WEEK named one of the best new products of 2002.(1) We have added a Lehman Aggregate Bond Fund to our fixed income menu, enabling investors to track one of the most well-known U.S. fixed income market indexes. Assets under management for the fixed income iShares funds were $4.3 billion as of August 31, 2003.

With the addition of these iShares, investors can achieve even more diversity in their portfolios -- and at lower cost, since iShares fees are, on average, about half those of actively managed funds.(2) With over 80 different iShares to choose from, investors have the ability to build a diverse portfolio that covers a wide swath of market segments such as capitalization, sectors, value and growth, international and fixed income. That is important because market segments do not tend to move in tandem, particularly in volatile markets. Economic conditions such as inflation, interest rate levels, currency valuations or the price of oil, as well as the normal pace of the economic cycle, all may result in one market segment outperforming another.

We encourage you to talk with your financial advisor about what blend of investments or asset allocation can best help you meet your financial goals. Throughout the coming year we will continue to work closely with the financial advisor community to introduce innovative strategies and structures for their client's portfolios. To learn more about iShares, we encourage you to visit our web site, www.iShares.com.

At times like these, the importance of sound, disciplined investing is greater than ever. Such investing should be grounded in two key concepts: keeping the costs associated with investing as low as possible, and maintaining a diversified portfolio. That is why we believe iShares are an indispensable tool for investors in the current market. And that is also why more and more investors have recognized the benefits of iShares. Assets under management for iShares continue to grow, and as of August 31, 2003, had reached $43.0 billion.

On behalf of the iShares family of funds and our colleagues at Barclays Global Investors, we thank you for making iShares a part of your portfolio. We look forward to meeting your investment needs in the year ahead.

    /s/ Lee T. Kranefuss

    Lee T. Kranefuss
    PRESIDENT AND CHAIRMAN OF THE BOARD OF DIRECTORS FOR ISHARES, INC.

iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI.

----------
/1/ BUSINESS WEEK, 12/16/02.
/2/ Morningstar Principia, BGI analysis 5/03.

SHAREHOLDER LETTER                                                             1

For complete information, including charges and expenses, request a prospectus by calling 1 800 iSHARES (1 800 474 2737). Read it carefully before you invest.

There are risks involved with investing, including possible loss of principal. Diversification may not protect against market risk. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The annual management fees of iShares may be substantially less than those of most mutual funds. iShares transactions will result in brokerage commissions, but the savings from lower annual fees can help offset these costs. Past performance does not guarantee future results.

iShares are not sponsored, endorsed, or issued by Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Morgan Stanley Capital International. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above.

This advertising section does not constitute part of the 2003 Annual Report.

2                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Introduction

In this section, Barclays Global Fund Advisors (the "Investment Advisor") discusses the performance of the iShares MSCI Index Funds (each, a "Fund", and collectively, the "Funds"). The introduction provides an overview of how each Fund seeks to track its respective index. In addition, the introduction identifies some of the key factors that contribute to a Funds' performance against its benchmark index.

Each Fund invests in a representative sample of the component securities in its underlying MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the component securities of the MSCI Index. Certain Funds may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility.

There are several important factors that should be kept in mind when reviewing the performance of each Fund.

PORTFOLIO SAMPLING: Portfolio sampling is a disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. Because of portfolio sampling, the composition of each Fund will vary from that of its underlying MSCI Index. This may cause performance to vary positively or negatively from that of its underlying MSCI Index during any period.

FUND EXPENSES: The MSCI Indexes are only statistical composites that track changes in the financial markets of a particular country or region. Since an index does not actually hold a portfolio of securities, it does not bear management, administration, distribution, transaction or other expenses, while a Fund does incur such expenses, thereby negatively impacting the performance of a Fund.

CONSTRAINTS ON PORTFOLIO MANAGEMENT: The Investment Advisor is subject to a number of constraints when managing the iShares MSCI Index Funds' portfolios. The "Single Issuer Rule" and the "5/50 Rule" are two constraints in the Internal Revenue Code that affect the performance of a number of the Funds.

The "Single Issuer Rule" generally prohibits a Fund from investing more than 25% of the value of a Fund's total assets in the securities of a single issuer. This constraint applies to all share classes of an issuer. As an example, Samsung Electronics ordinary and preferred shares made up 35.71% of the MSCI South Korea Index as of August 31, 2003. Because of the "Single Issuer Rule", however, the iShares MSCI South Korea Index Fund could not invest more than 25% of its assets in Samsung Electronics. This contributed to the difference between the performance of the iShares MSCI South Korea Index Fund and its benchmark index.

The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% in a Fund's portfolio from exceeding 50% of a Fund's total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indexes have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI Mexico Index was 75.77% as of August 31, 2003. Therefore, the iShares MSCI Mexico Index Fund had to underweight some of these stocks relative to the benchmark, and therefore overweight its investment in other stocks. This contributed to the difference between the performance of the iShares MSCI Mexico Index Fund and its benchmark index

REVENUE DIFFERENTIAL: A fourth factor that causes performance of a Fund to differ from that of its underlying MSCI Index is "revenue differential", or differences between a Fund and the underlying MSCI Index in dividend accruals/reinvestments. The Funds record dividend revenues on the "ex-dividend" dates of the underlying stocks. Prior to January 1, 2001, for developed markets, MSCI used smoothed dividends as opposed to actual dividends by allocating annual dividend revenues evenly over a twelve-month period. Separately, the Funds might have different dividend rates versus the Indexes due to portfolio sampling or different withholding taxes. Finally, while the sole source of revenues for the MSCI Indexes is dividends, the Funds receive interest on uninvested cash and, in the case of most Funds, revenues from the lending of portfolio securities.

INTRODUCTION                                                                   3

EFFECT OF UNINVESTED ASSETS: Another factor that causes performance of a Fund to differ from that of its underlying MSCI Index is the "effect of uninvested assets". Uninvested assets held by a Fund affect performance relative to its underlying benchmark index. In contrast, the MSCI Indexes are always fully comprised of the underlying stocks and thus do not reflect any "unequitized" assets. The "effect of uninvested assets" refers to the impact on performance of the portion of a Fund that is not invested in stocks. Cash is the principal "unequitized" asset of a Fund. The effect of uninvested assets will tend to cause each Fund to outperform its underlying index in falling markets and underperform the underlying index in rising markets. However, even within a period that has a down market return there can be a short period of rising market where the uninvested assets in a Fund have a negative impact on return. In these circumstances, the effect of uninvested assets could worsen a loss for the period.

SECURITIES LENDING: Finally, securities lending is when a Fund loans securities in its portfolio to another party for a given time period and in return receives cash collateral for the loan. Securities lending income is the income earned on lending the securities, which is split between the Fund and the Fund's securities lending agent. While securities lending is intended to improve the performance of the Fund, it may also contribute to differences between the performance of a Fund and its benchmark index.

4                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

                      THIS PAGE INTENTIONALLY LEFT BLANK.

Managers' Discussion & Analysis

iSHARES MSCI AUSTRIA INDEX FUND
Performance as of 8/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
    YEAR ENDED 8/31/03        FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
---------------------------  --------------------------  -----------------------
  NAV      MARKET    INDEX     NAV     MARKET    INDEX    NAV    MARKET    INDEX
 31.15%    32.92%    29.46%    1.89%    2.75%    1.66%   1.23%    1.22%    2.11%

                           CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
   YEAR ENDED 8/31/03        FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
---------------------------  --------------------------  -----------------------
  NAV      MARKET    INDEX     NAV     MARKET    INDEX    NAV    MARKET    INDEX
 31.15%    32.92%    29.46%    9.82%    14.55%   8.58%   9.54%    9.48%   16.84%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

         SECTOR BREAKOUT

       MSCI AUSTRIA INDEX

      [CHART APPEARS HERE]

Energy                       13.96%
Financials                   38.95%
Industrials                  11.14%
Materials                    13.92%
Telecommunications Services  18.38%
Utilities                     3.65%

PERFORMANCE REVIEW
The total return of the iShares MSCI Austria Index Fund (the "Fund") was 31.15% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Austria Index (the "Index") over the reporting period was 29.46%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund outperformed its benchmark by 1.69 percentage points during the reporting period. This was due to the positive impact of portfolio sampling (explained in more detail below), revenue differential, and securities lending, which contributed 2.50, 0.08, and 0.02 percentage points, respectively, to the Fund's return. Those factors were partially offset by the impact of expenses and uninvested assets, which subtracted 0.84 and 0.07 percentage points, respectively, from the Fund's return.

6                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

As discussed in the Introduction, portfolio management constraints can restrict the Investment Advisor's ability to hold a given Index component at its benchmark weight, resulting in differences between the Fund's holdings and the securities in its benchmark index. To comply with the Single Issuer Rule, for example, the Fund was obligated to underweight the Index's largest stock, Erste Bank der Oesterreichischen Sparkassen AG. This underweight had a negative impact on the Fund's performance relative to the Index's, as Erste Bank outperformed the overall benchmark. The Fund held an overweight position in other Index names, including VA Technologie AG and RHI AG, and also held non-Index names BBAG Oesterreichishe Brau-Beteiligungs AG and Lenzing AG. Because all of these performed particularly well, the net impact of portfolio sampling in this case was positive for the Fund's return relative to the Index's return.

KEY MARKET CONDITIONS
The Austrian market overcame global slowdown and a U.S.-led war in Iraq to deliver healthy returns during the twelve-month reporting period.

In the past several years, many Austrian companies have been supported by their expansion into the emerging central and eastern European markets, including the Czech Republic and Slovenia. Companies such as Erste Bank (the largest constituent at 19.40% of the Index as of August 31, 2003) continued to benefit from expansion into these markets.

Although sluggishness in the U.S. economy did place a drag on some Austrian markets, the corresponding strength of the euro against the U.S. dollar countered this, by enhancing returns for U.S. dollar-based investors. Germany, Austria's main trading partner, struggled with a slow economy during the first half of the period, and this weakness negatively impacted the Austrian market. When Germany's market began to improve in the second half of the period, though, the Austrian market was also buoyed.

During the reporting period, Austria's new government indicated that it would sell the government's remaining stakes in Telekom Austria AG and Voest-Alpine AG (respectively 18.38% and 6.11% of the Index as of August 31, 2003), among others. In response, the share prices of these companies climbed.

          iSHARES MSCI AUSTRIA INDEX FUND

           GROWTH OF $10,000 INVESTMENT

                  SINCE INCEPTION

              [CHART APPEARS HERE]

              iShares MSCI
           Austria Index Fund  MSCI Austria Index
               $ 10,000             $ 10,000
8/31/96        $  9,661             $ 10,066
               $  9,401             $  9,841
8/31/97        $  9,764             $  9,922
               $ 10,535             $ 11,506
8/31/98        $  9,975             $ 10,763
               $  9,402             $ 10,346
8/31/99        $  9,108             $  9,900
               $  7,622             $  8,242
8/31/2000      $  7,695             $  8,331
               $  8,498             $  9,147
8/31/2001      $  8,342             $  8,821
               $  7,852             $  8,410
8/31/2002      $  8,352             $  9,025
               $  9,188             $  9,960
8/31/2003      $ 10,954             $ 11,684

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                                7

Managers' Discussion & Analysis

iSHARES MSCI BELGIUM INDEX FUND
Performance as of 8/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
   --------------------------------------------------------------------------
    YEAR ENDED 8/31/03     FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
   --------------------  ----------------------------  ----------------------
    NAV   MARKET  INDEX    NAV     MARKET     INDEX     NAV    MARKET  INDEX
   8.25%   8.78%  4.54%   (5.98)%   (5.47)%   (7.42)%   2.19%   2.14%   2.44%

                           CUMULATIVE TOTAL RETURNS
   --------------------------------------------------------------------------
   YEAR ENDED 8/31/03     FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
   --------------------  ----------------------------  ----------------------
    NAV   MARKET  INDEX    NAV     MARKET     INDEX     NAV    MARKET  INDEX
   8.25%   8.78%  4.54%  (26.52)%  (24.52)%  (31.99)%  17.55%  17.16%  19.73%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          SECTOR BREAKOUT

        MSCI BELGIUM INDEX

      [CHART APPEARS HERE]

 Consumer Discretionary        4.83%
 Consumer Staples             12.72%
 Financials                   53.34%
 Health Care                   4.85%
 Industrials                   1.37%
 Information Technology        0.88%
 Materials                     8.13%
 Telecommunications Services   1.61%
 Utilities                    12.27%

PERFORMANCE REVIEW
The total return of the iShares MSCI Belgium Index Fund (the "Fund") was 8.25% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Belgium Index (the "Index") over the reporting period was 4.54%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund outperformed its benchmark by 3.71 percentage points during the reporting period. This was due to the positive impact of portfolio sampling (explained in more detail below), securities lending, and revenue differential, which contributed 4.33, 0.26, and 0.13 percentage points, respectively, to the Fund's return. Those factors were partially offset by the impact of expenses and uninvested assets, which subtracted 0.84 and 0.17 percentage points, respectively, from the Fund's return.

8                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

As discussed in the Introduction, portfolio management constraints can restrict the Investment Advisor's ability to hold a given Index component at its benchmark weight, resulting in differences between the Fund's holdings and the securities in its benchmark Index. To comply with the Single Issuer Rule, for example, the Fund was obligated to underweight the Index's largest stock, Fortis (28.34% of the Index as of August 31, 2003), over the reporting period. By holding less of Fortis, the negative performance of the security over the reporting period had a lesser impact on the Fund's performance relative to the Index's. In addition, the Fund held two non-index names, Almanij and Cofinimmo (Cofinimmo was added to the Index in May 2003), which outperformed the Index for the period. As a result, portfolio sampling had a positive impact on the Fund's returns relative to the Index's over the reporting period.

KEY MARKET CONDITIONS
Because more than half of Belgium's stock market is represented by financial stocks (53.34% of the Index as of August 31, 2003), their performance to a large extent dictates the performance of the market. During much of the reporting period, financial companies struggled with a global economic downturn, as well as the war in Iraq.

Early in the period, financial companies suffered losses as their equity portfolios declined in value. This was true of Fortis, Belgium's largest company, which reported a record loss for the third quarter of 2002, attributing the loss largely to declines in its equity portfolio. The second largest constituent in the Index, Dexia Group (13.18% of the Index as of August 31, 2003) came under similar pressure, but speculation that the company might be the target of a takeover briefly buoyed its share price.

As war in Iraq became imminent, financial stocks, particularly insurers, struggled against a backdrop of risk and uncertainty. An official outcome to the war, combined with indications of an improving economic environment in the U.S. and elsewhere, eventually helped many stocks to recoup some of the losses of the year, though not many were able to finish the reporting period in positive territory. One firm that bucked this trend, however, was Delhaize Group (4.66% of the Index as of August 31, 2003). The food chain overcame the ripple effects of its Dutch counterpart, Ahold, whose disclosure of accounting irregularities contributed to investor concerns about corporate irregularities, to log a return of 15.73% for the reporting period.

        iSHARES MSCI BELGIUM INDEX FUND

             GROWTH OF $10,000 INVESTMENT

                SINCE INCEPTION

               [CHART APPEARS HERE]

                  iShares MSCI
               Belgium Index Fund   MSCI Belgium Index
                     $ 10,000            $ 10,000
8/31/96              $ 10,501            $ 10,479
                     $ 11,204            $ 11,576
8/31/97              $ 11,474            $ 11,643
                     $ 13,161            $ 13,745
8/31/98              $ 15,997            $ 17,603
                     $ 16,753            $ 19,604
8/31/99              $ 15,837            $ 18,153
                     $ 12,329            $ 14,154
8/31/2000            $ 13,382            $ 15,183
                     $ 13,025            $ 14,752
8/31/2001            $ 12,215            $ 14,016
                     $ 11,067            $ 12,382
8/31/2002            $ 10,859            $ 11,453
                     $  8,964            $  9,298
8/31/2003            $ 11,755            $ 11,973

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                                9

Managers' Discussion & Analysis

iSHARES MSCI EMU INDEX FUND
Performance as of 8/31/03

                AVERAGE ANNUAL TOTAL RETURNS                       CUMULATIVE TOTAL RETURNS
  -------------------------------------------------------------  ----------------------------
      YEAR ENDED 8/31/03             INCEPTION TO 8/31/03             INCEPTION TO 8/31/03
  ----------------------------  -------------------------------  ----------------------------
   NAV      MARKET    INDEX       NAV      MARKET      INDEX       NAV      MARKET      INDEX
  10.05%    11.04%    10.51%    (13.63)%   (13.49)%   (13.37)%   (36.54)%   (36.23)%   (35.90)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (7/25/00). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (7/31/00), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          SECTOR BREAKOUT

          MSCI EMU INDEX

      [CHART APPEARS HERE]

 Consumer Discretionary       11.71%
 Consumer Staples              8.00%
 Energy                       12.64%
 Financials                   25.97%
 Health Care                   4.16%
 Industrials                   6.93%
 Information Technology        8.25%
 Materials                     6.83%
 Telecommunications Services   9.27%
 Utilities                     6.24%

PERFORMANCE REVIEW
The total return of the iShares MSCI EMU Index Fund (the "Fund") was 10.05% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI EMU (European Monetary Union) Index (the "Index") over the reporting period was 10.51%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 0.46 percentage points during the reporting period. This was due to the negative impact of expenses and uninvested assets, which subtracted 0.84 and 0.15 percentage points, respectively, from the Fund's return. Those factors were partially offset by the impact of revenue differential, securities lending, and portfolio sampling, which contributed 0.27, 0.15, and 0.11 percentage points, respectively, to the Fund's return.

10                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

KEY MARKET CONDITIONS
Underlying the performance of the EMU market during the twelve-month reporting period was a seesaw performance pattern in which markets declined, then rebounded.

Driving the declines was an economic slowdown that included weakness across Europe, as well as fears of a "double-dip" recession in the United States. Compounding investor concerns, geopolitical tensions grew during the first half of the reporting period, ultimately culminating in war in Iraq.

Declines were felt most severely among EMU banks and insurance companies, many of which were forced to declare write-downs on their equity portfolios. Financial company ING Groep NV (1.64% of the Index as of August 31, 2003) experienced significant declines during the first half of the reporting period. Exporters faced their own set of challenges, as the euro's rise against the U.S. dollar sapped demand from the U.S. As the war drove the price of crude oil to unsustainable levels, many oil companies such as Royal Dutch Petroleum Co. (4.66% of the Index as of August 31, 2003) saw their share price drop.

During the second half of the reporting period, however, signs of economic growth began to emerge. The U.S. experienced a healthier GDP growth level and markets began to log positive returns, helping the outlook for financial companies and exporters. The technology and telecommunications groups also delivered impressive gains. Nokia OYJ and Telefonica SA (respectively 3.90% and 2.81% of the Index as of August 31, 2003) posted positive results.

            iSHARES MSCI EMU INDEX FUND

           GROWTH OF $10,000 INVESTMENT

                  SINCE INCEPTION

              [CHART APPEARS HERE]

             iShares MSCI
           EMU Index Fund  MSCI EMU Index
               $ 10,000          $ 10,000
8/31/2000      $  9,418          $  9,422
               $  8,496          $  8,523
2/28/2001      $  8,213          $  8,256
               $  7,689          $  7,712
8/31/2001      $  7,109          $  7,137
               $  6,794          $  6,830
2/28/2002      $  6,581          $  6,621
               $  6,859          $  6,901
8/31/2002      $  5,766          $  5,800
               $  5,756          $  5,800
2/28/2003      $  5,074          $  5,122
               $  6,112          $  6,169
8/31/2003      $  6,345          $  6,410

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               11

Managers' Discussion & Analysis

iSHARES MSCI FRANCE INDEX FUND
Performance as of 8/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
    YEAR ENDED 8/31/03      FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
--------------------------  -------------------------  -------------------------
  NAV     MARKET   INDEX     NAV     MARKET   INDEX      NAV    MARKET   INDEX
 10.22%   10.84%   10.50%   (0.61)%   0.13%   (0.30)%   6.49%    6.51%    6.71%

                           CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
   YEAR ENDED 8/31/03       FIVE YEARS ENDED 8/31/03    INCEPTION TO 8/31/03
--------------------------  -------------------------  -------------------------
  NAV     MARKET   INDEX     NAV     MARKET   INDEX      NAV    MARKET   INDEX
 10.22%   10.84%   10.50%   (2.99)%   0.64%   (1.49)%   59.98%  60.21%   62.42%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

         SECTOR BREAKOUT

        MSCI FRANCE INDEX

     [CHART APPEARS HERE]

Consumer Discretionary       14.97%
Consumer Staples             13.11%
Energy                       17.45%
Financials                   17.57%
Health Care                   9.86%
Industrials                   6.92%
Information Technology        6.90%
Materials                     6.00%
Telecommunications Services   4.24%
Utilities                     2.98%

PERFORMANCE REVIEW
The total return of the iShares MSCI France Index Fund (the "Fund") was 10.22% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI France Index (the "Index") over the reporting period was 10.50%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 0.28 percentage points during the reporting period. This was due to the negative impact of expenses and uninvested assets, which subtracted 0.84 and 0.19 percentage points, respectively, from the Fund's return. Those factors

12                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
were partially offset by the impact of revenue differential, portfolio sampling, and securities lending, which contributed 0.43, 0.25, and 0.07 percentage points, respectively, to the Fund's return.

KEY MARKET CONDITIONS
During the course of the past twelve months, France has seen its economy dragged down by the global slowdown and hurt even further by a strengthening euro. The country faces its lowest levels of economic growth in a decade and a growing public deficit. President Chirac upset EU constituents by pleading for an easing of the Stability and Growth Pact rules, which restrict a country's public deficit to a maximum 3% of national economic output. Meanwhile, the French unions vowed to fight the government's plans to fully privatize France Telecom, and the French Parliament backed pension reforms that will increase the number of years public sector employees must work to earn a full pension.

The country's financial sector, which at 17.57% of the Index at August 31, 2003, represents its largest industry group, struggled with the same conflicts as their counterparts around the world. As equity prices declined, many financial companies grappled with losses in their own portfolios. For insurance companies, the losses were compounded by the risks associated with war. French insurer AXA (4.28% of the Index as of August 31, 2003) was a good example of this phenomenon. The company was one of the worst performers among the ten largest constituents in the Index for the first half of the year. Then, as the war in Iraq came to an official conclusion and as markets delivered positive performance, the stock gained ground, finishing the reporting period with a healthy 15.60% gain.

France Telecom also experienced a reversal in performance during the reporting period. Participating in the global technology and telecommunications slowdown, the company's share price languished early in the reporting period, and it saw its credit rating lowered. By late 2002, however, its share price began to climb as investors became more confident about the company's ability to trim its enormous debt. The French government extended a 9 billion euro loan to the company. Additionally, Thierry Breton was appointed as the new CEO, replacing Michel Bon. For the twelve-month reporting period, France Telecom returned 104.52%.

           iSHARES MSCI FRANCE INDEX FUND

            GROWTH OF $10,000 INVESTMENT

                  SINCE INCEPTION

               [CHART APPEARS HERE]

               iShares MSCI
             France Index Fund     MSCI France Index
                 $ 10,000               $ 10,000
 8/31/96         $ 10,495               $ 10,363
                 $ 12,177               $ 12,201
 8/31/97         $ 12,237               $ 12,184
                 $ 14,879               $ 14,921
 8/31/98         $ 16,492               $ 16,487
                 $ 18,010               $ 18,089
 8/31/99         $ 19,958               $ 19,821
                 $ 24,562               $ 24,744
 8/31/2000       $ 24,637               $ 24,749
                 $ 20,505               $ 20,704
 8/31/2001       $ 18,266               $ 18,437
                 $ 16,723               $ 16,962
 8/31/2002       $ 14,516               $ 14,698
                 $ 12,894               $ 13,099
 8/31/2003       $ 15,999               $ 16,242

 Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               13

Managers' Discussion & Analysis

iSHARES MSCI GERMANY INDEX FUND
Performance as of 8/31/03

                                    AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------
       YEAR ENDED 8/31/03              FIVE YEARS ENDED 8/31/03            INCEPTION TO 8/31/03
--------------------------------  ----------------------------------  -------------------------------
   NAV       MARKET      INDEX       NAV        MARKET      INDEX        NAV      MARKET      INDEX
  5.39%       5.49%      5.73%     (6.09)%      (5.43)%    (5.82)%      1.89%      1.90%      2.38%

                                     CUMULATIVE TOTAL RETURNS
-----------------------------------------------------------------------------------------------------
     YEAR ENDED 8/31/03              FIVE YEARS ENDED 8/31/03             INCEPTION TO 8/31/03
--------------------------------  ----------------------------------  -------------------------------
   NAV       MARKET      INDEX       NAV        MARKET      INDEX       NAV       MARKET     INDEX
  5.39%       5.49%      5.73%     (26.97)%    (24.34)%    (25.90)%    15.04%     15.11%     19.22%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

         SECTOR BREAKOUT

       MSCI GERMANY INDEX

     [CHART APPEARS HERE]

Consumer Discretionary       15.97%
Consumer Staples              3.62%
Financials                   21.39%
Health Care                   4.48%
Industrials                  15.60%
Information Technology        8.14%
Materials                    12.53%
Telecommunications Services   7.69%
Utilities                    10.58%

PERFORMANCE REVIEW
The total return of the iShares MSCI Germany Index Fund (the "Fund") was 5.39% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Germany Index (the "Index") over the reporting period was 5.73%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 0.34 percentage points during the reporting period. This was due to the negative impact of expenses and uninvested assets, which subtracted 0.84 and 0.25 percentage points, respectively, from the Fund's return. Those factors were partially offset by the impact of portfolio sampling, securities lending and revenue differential, which contributed 0.55, 0.15, and 0.05 percentage points, respectively, to the Fund's return.

14                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

KEY MARKET CONDITIONS
Underlying the German market's single-digit return for the year were two distinct six-month periods in which it first logged declines that earned it the status of the worst-performing market in Europe, and then rebounded fairly sharply.

At the core of the German market decline in the first half of the reporting period were its financial stocks, which represented 21.39% of the Index as of August 31, 2003. Against a backdrop of declining asset values, the cross-shareholdings among the banks and insurers in Germany created a snowball effect. For example, insurance company Allianz AG (6.26% of the Index as of August 31, 2003) suffered declines in its share price as a result of losses in its own equity portfolio, as well as difficulties with its Dresdner bank unit. Its decline, in turn, contributed to losses for companies with significant stakes in Allianz. And, as war with Iraq became imminent, insurers' share prices were hurt further.

The share prices of insurers, such as Allianz and Munich Re, rose as news of progress in Iraq contributed to optimism about a brief war. Although Allianz finished the reporting period with a 30.84% decline and Munich Re declined 49.81%, these losses actually reflected a rebound from sharper lows reached during the period.

Siemens AG, the largest weighting at 12.73% of the Index climbed 17.35% during the reporting period. After struggling early in the reporting period, the company enjoyed gains after reporting profits above analysts' forecasts. Deutsche Telekom AG, which had been dragged down early in the year by France Telecom's lowered credit rating as well as a decline in technology share prices worldwide, rebounded to finish the year with a 13.64% gain.

           iSHARES MSCI GERMANY INDEX FUND

            GROWTH OF $10,000 INVESTMENT

                   SINCE INCEPTION

               [CHART APPEARS HERE]

                iShares MSCI
              Germany Index Fund  MSCI Germany Index
                   $ 10,000            $ 10,000
 8/31/96           $ 10,399            $ 10,443
                   $ 11,292            $ 11,467
 8/31/97           $ 12,532            $ 12,769
                   $ 14,661            $ 15,096
 8/31/98           $ 15,753            $ 16,091
                   $ 16,117            $ 16,630
 8/31/99           $ 16,862            $ 17,099
                   $ 21,975            $ 22,820
 8/31/2000         $ 18,286            $ 18,831
                   $ 16,588            $ 17,220
 8/31/2001         $ 13,737            $ 14,166
                   $ 12,833            $ 13,257
 8/31/2002         $ 10,916            $ 11,276
                   $  8,310            $  8,612
 8/31/2003         $ 11,504            $ 11,922

 Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               15

Managers' Discussion & Analysis

iSHARES MSCI ITALY INDEX FUND
Performance as of 8/31/03

                                AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------
      YEAR ENDED 8/31/03           FIVE YEARS ENDED 8/31/03          INCEPTION TO 8/31/03
------------------------------  -------------------------------  ----------------------------
   NAV      MARKET    INDEX        NAV      MARKET      INDEX      NAV      MARKET    INDEX
  12.79%    12.96%    12.34%     (1.40)%    (1.09)%    (1.82)%     7.92%     7.89%     7.73%

                                 CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------------------------------
     YEAR ENDED 8/31/03           FIVE YEARS ENDED 8/31/03          INCEPTION TO 8/31/03
------------------------------  -------------------------------  ----------------------------
   NAV      MARKET    INDEX        NAV      MARKET      INDEX       NAV     MARKET    INDEX
  12.79%    12.96%    12.34%     (6.83)%    (5.31)%    (8.77)%     76.71%   76.42%    74.42%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          SECTOR BREAKOUT

         MSCI ITALY INDEX

      [CHART APPEARS HERE]

 Consumer Discretionary        8.00%
 Consumer Staples              0.58%
 Energy                       17.68%
 Financials                   41.22%
 Health Care                   0.25%
 Industrials                   2.47%
 Information Technology        0.69%
 Materials                     0.41%
 Telecommunications Services  21.44%
 Utilities                     7.26%

PERFORMANCE REVIEW
The total return of the iShares MSCI Italy Index Fund (the "Fund") was 12.79% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Italy Index (the "Index") over the reporting period was 12.34%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund outperformed its benchmark by 0.45 percentage points during the reporting period. This was due to the positive impact of revenue differential, securities lending, and portfolio sampling, which contributed 0.71, 0.37, and
0.25 percentage points, respectively, to the Fund's return. Those factors were partially offset by the impact of expenses and uninvested assets, which subtracted 0.84 and 0.04 percentage points, respectively, from the Fund's return.

16                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

KEY MARKET CONDITIONS
Italy's market was one of the more stable performers in Europe over the course of the reporting period. To a large degree, this was due to the insular nature of Italy's financial companies, which represented 41.22% of the Index at August 31, 2003.

During much of the twelve-month period, financial companies suffered losses due to declines in the values of their own portfolios. Unlike their other European counterparts, though, Italian insurer Assicurazioni Generali SpA and bank UniCredito Italiano SpA (respectively 9.25% and 7.87% of the Index as of
August 31, 2003) did not have the same level of exposure to equities, and their share prices were not as adversely affected.

News on individual companies was also a driver of performance during the year. Banca Intesa SpA (4.79% of the Index as of August 31, 2003) saw its share price climb on news that it planned to dispose of real estate assets. The electric utility Enel SpA and the oil and gas company ENI SpA (respectively 5.82% and 17.68% of the Index as of August 31, 2003) both were driven up on the announcement that the Italian Government would join the two companies in a separately traded company that would be sold to investors.

           iSHARES MSCI ITALY INDEX FUND

           GROWTH OF $10,000 INVESTMENT

                  SINCE INCEPTION

              [CHART APPEARS HERE]

               iShares MSCI
           Italy Index Fund  MSCI Italy Index
                 $ 10,000        $ 10,000
8/31/96          $ 10,411        $ 10,325
                 $ 11,151        $ 11,093
8/31/97          $ 12,845        $ 12,852
                 $ 17,249        $ 17,284
8/31/98          $ 18,966        $ 19,115
                 $ 21,325        $ 21,650
8/31/99          $ 19,941        $ 19,948
                 $ 24,732        $ 24,619
8/31/2000        $ 22,604        $ 22,723
                 $ 21,017        $ 20,883
8/31/2001        $ 18,398        $ 18,294
                 $ 16,174        $ 16,123
8/31/2002        $ 15,668        $ 15,527
                 $ 15,858        $ 15,825
8/31/2003        $ 17,672        $ 17,442

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               17

Managers' Discussion & Analysis

iSHARES MSCI NETHERLANDS INDEX FUND
Performance as of 8/31/03

                         AVERAGE ANNUAL TOTAL RETURNS
 -----------------------------------------------------------------------------
   YEAR ENDED 8/31/03       FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
 -----------------------  ----------------------------  ----------------------
   NAV    MARKET   INDEX    NAV      MARKET    INDEX     NAV    MARKET  INDEX
 (0.78)%  (0.58)%  0.80%   (7.01)%   (6.63)%   (4.91)%   2.03%   2.01%   3.64%

                          CUMULATIVE TOTAL RETURNS
 -----------------------------------------------------------------------------
  YEAR ENDED 8/31/03       FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
 -----------------------  ----------------------------  ----------------------
  NAV     MARKET   INDEX   NAV      MARKET    INDEX     NAV     MARKET  INDEX
 (0.78)%  (0.58)%  0.80%  (30.46)%  (29.05)%  (22.25)%  16.25%  16.04%  30.64%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          SECTOR BREAKOUT

      MSCI NETHERLANDS INDEX

      [CHART APPEARS HERE]

 Consumer Discretionary       16.17%
 Consumer Staples             15.28%
 Energy                       30.10%
 Financials                   25.59%
 Industrials                   2.46%
 Information Technology        2.60%
 Materials                     3.98%
 Telecommunications Services   3.82%

PERFORMANCE REVIEW
The total return of the iShares MSCI Netherlands Index Fund (the "Fund") was -0.78% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Netherlands Index (the "Index") over the reporting period was 0.80%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 1.58 percentage points during the reporting period. This was due to the negative impact of expenses, portfolio sampling, uninvested assets, and revenue differential, which subtracted 0.84, 0.68, 0.11 and 0.01 percentage points,

18                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
respectively, from the Fund's return. Those factors were partially offset by the impact of securities lending, which contributed 0.06 percentage points to the Fund's return.

KEY MARKET CONDITIONS
Dutch equities across the board struggled with sluggish conditions worldwide and a war in Iraq. But one Dutch company significantly impacted the performance of the entire Index during the reporting period.

In February 2003, Dutch supermarket chain Koninklijke Ahold NV ("Ahold") revealed what it described as "significant accounting irregularities" at its U.S. foodservice unit. In addition, the company's CEO and CFO resigned. The news caused Ahold shares to decline 63% in one day, dropping further in subsequent trading days.

The news from Ahold also created a ripple effect throughout the Netherlands' market, because many Dutch corporations owned significant stakes in Ahold. Financial services companies such as ING Groep NV and AEGON NV (respectively 10.44% and 5.29% of the Index as of August 31, 2003) were among the larger Dutch stocks that declined significantly after Ahold's disclosure. Their share prices had already been depressed by concerns about the declining value of their equity positions and potential exposure to corporate defaults. ING and AEGON finished the reporting period with losses of 20.22% and 19.65%, respectively.

Aside from the Ahold disclosure and its repercussions, the market moved in sync with the global economy. Because the life-blood of Dutch prosperity is foreign trade, the Dutch economy is sensitive to the strength of its trading partners. During the reporting period, the combined effects of the economic slowdown in the U.S. and Europe, and the war in Iraq, produced a nearly stagnant market for the Netherlands, whose GDP declined by 0.9% (year-over-year) in the second quarter of 2003. As GDP growth and market performance improved in the U.S. during the final months of the reporting period, markets lifted somewhat in the Netherlands, generally mitigating the severity of losses experienced earlier in the period. Royal Dutch Petroleum Co. (the largest weighting at 29.61% of the Index as of August 31, 2003), like many of its other European counterparts, was directly affected by the war in Iraq. As the war drove the price of crude oil to unsustainable levels, Royal Dutch Petroleum Co. saw its share price drop, although the company retraced some of its losses as oil prices stabilized.

        iSHARES MSCI NETHERLANDS INDEX FUND

           GROWTH OF $10,000 INVESTMENT

                  SINCE INCEPTION

              [CHART APPEARS HERE]

                  iShares MSCI
             Netherlands Index Fund  MSCI Netherlands Index
                     $ 10,000             $ 10,000
8/31/96              $ 11,119             $ 10,960
                     $ 12,934             $ 12,932
8/31/97              $ 14,236             $ 14,661
                     $ 16,810             $ 17,251
8/31/98              $ 16,715             $ 16,803
                     $ 16,958             $ 17,551
8/31/99              $ 18,216             $ 18,838
                     $ 18,076             $ 19,133
8/31/2000            $ 18,449             $ 19,706
                     $ 16,881             $ 18,192
8/31/2001            $ 14,791             $ 16,320
                     $ 13,264             $ 14,651
8/31/2002            $ 11,716             $ 12,960
                     $  9,090             $ 10,473
8/31/2003            $ 11,624             $ 13,064

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               19

Managers' Discussion & Analysis

iSHARES MSCI SPAIN INDEX FUND
Performance as of 8/31/03

                         AVERAGE ANNUAL TOTAL RETURNS
 -----------------------------------------------------------------------------
   YEAR ENDED 8/31/03     FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
 ----------------------  --------------------------  -------------------------
  NAV    MARKET  INDEX     NAV     MARKET    INDEX     NAV    MARKET    INDEX
 25.81%  26.56%  27.13%   0.92%     1.71%    0.85%    10.40%   10.43%   10.76%

                           CUMULATIVE TOTAL RETURNS
 -----------------------------------------------------------------------------
  YEAR ENDED 8/31/03     FIVE YEARS ENDED 8/31/03      INCEPTION TO 8/31/03
 ----------------------  --------------------------  -------------------------
  NAV    MARKET  INDEX    NAV     MARKET    INDEX     NAV     MARKET   INDEX
 25.81%  26.56%  27.13%   4.70%     8.83%    4.32%   109.49%  109.96%  114.50%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          SECTOR BREAKOUT

         MSCI SPAIN INDEX

      [CHART APPEARS HERE]

 Consumer Discretionary        3.63%
 Consumer Staples              3.15%
 Energy                        7.10%
 Financials                   35.78%
 Health Care                   0.46%
 Industrials                   5.72%
 Information Technology        1.36%
 Materials                     0.96%
 Telecommunications Services  25.96%
 Utilities                    15.88%

PERFORMANCE REVIEW
The total return of the iShares MSCI Spain Index Fund (the "Fund") was 25.81% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Spain Index (the "Index") over the reporting period was 27.13%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 1.32 percentage points during the reporting period. This was due to the negative impact of expenses, portfolio sampling, revenue differential, and uninvested assets, which subtracted 0.84, 0.28, 0.18, and 0.09 percentage points,

20                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
respectively, from the Fund's return. Those factors were partially offset by the impact of securities lending, which contributed 0.07 percentage points to the Fund's return.

KEY MARKET CONDITIONS
The Spanish market performed well on multiple fronts during the reporting period.

Spain enjoyed a healthy economy over the course of the past twelve months. While its forecasted GDP growth rate for the year of 1.8% seems low, it is among the highest of any EU country for the time period. Its currency, the euro, strengthened against the U.S. dollar for most of the reporting period, boosting returns for U.S. investors. In addition, some companies in the Index have significant holdings in Latin America, and their share prices were affected by the performance of those Latin American companies.

Two companies in the Index that had significant Latin American holdings include Banco Santander Central Hispano SA ("BSCH") and the utility company Endesa SA (respectively 16.81% and 6.43% of the Index as of August 31, 2003). In late 2002 and early 2003, Brazil and other Latin American markets declined and the Brazilian currency slid, causing the value of these holdings to decline. In the final months of the reporting period, however, the Brazilian market and its currency rebounded along with its neighboring markets. Companies such as BSCH and Endesa then saw their share prices bounce back to post solid gains for the reporting period.

The largest weighting at 25.96% of the Index as of August 31, 2003, Telefonica SA, also logged positive returns. The telephone company participated in a general resurgence of the telecommunications sector worldwide.

            iSHARES MSCI SPAIN INDEX FUND

            GROWTH OF $10,000 INVESTMENT

                   SINCE INCEPTION

               [CHART APPEARS HERE]

                iShares MSCI
            Spain Index Fund  MSCI Spain Index
                 $ 10,000        $ 10,000
 8/31/96         $ 10,845        $ 10,901
                 $ 12,893        $ 13,047
 8/31/97         $ 15,091        $ 15,357
                 $ 20,476        $ 21,024
 8/31/98         $ 20,008        $ 20,559
                 $ 24,387        $ 24,935
 8/31/99         $ 22,686        $ 23,674
                 $ 24,902        $ 27,501
 8/31/2000       $ 22,274        $ 24,240
                 $ 22,578        $ 23,557
 8/31/2001       $ 19,786        $ 20,349
                 $ 18,376        $ 18,917
 8/31/2002       $ 16,651        $ 16,872
                 $ 17,159        $ 17,480
 8/31/2003       $ 20,949        $ 21,450

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               21

Managers' Discussion & Analysis

iSHARES MSCI SWEDEN INDEX FUND
Performance as of 8/31/03

                               AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
      YEAR ENDED 8/31/03          FIVE YEARS ENDED 8/31/03        INCEPTION TO 8/31/03
------------------------------  ----------------------------  --------------------------
   NAV      MARKET    INDEX       NAV      MARKET    INDEX      NAV      MARKET    INDEX
  29.04%    29.12%    29.06%     (1.80)%   (1.16)%   (0.34)%    4.91%     4.90%     6.32%

                                CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------------------
     YEAR ENDED 8/31/03          FIVE YEARS ENDED 8/31/03        INCEPTION TO 8/31/03
------------------------------  ----------------------------  --------------------------
   NAV      MARKET    INDEX       NAV      MARKET    INDEX      NAV      MARKET    INDEX
  29.04%    29.12%    29.06%     (8.66)%   (5.67)%   (1.69)%   43.05%    42.97%    58.06%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

         SECTOR BREAKOUT

        MSCI SWEDEN INDEX

     [CHART APPEARS HERE]

Consumer Discretionary       14.77%
Consumer Staples              2.03%
Financials                   23.20%
Health Care                   3.47%
Industrials                  24.07%
Information Technology       17.00%
Materials                     8.00%
Telecommunications Services   7.46%

PERFORMANCE REVIEW
The total return of the iShares MSCI Sweden Index Fund (the "Fund") was 29.04% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Sweden Index (the "Index") over the reporting period was 29.06%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 0.02 percentage points during the reporting period. This was due to the negative impact of expenses and uninvested assets, which subtracted 0.84 and 0.20 percentage points, respectively, from the Fund's return. Those factors

22                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
were partially offset by the impact of portfolio sampling, securities lending, and revenue differential, which contributed 0.82, 0.16 and 0.04 percentage points, respectively, to the Fund's return.

KEY MARKET CONDITIONS
The Swedish market overcame losses posted early in the year to deliver one of the best performances in Europe during the reporting period.

From an economic standpoint, little changed for the country during the twelve-month period. Economic growth remained slow, hemmed in for much of the reporting period by weak external demand. At its latest monetary policy meeting on August 14th, the Riksbank (the central bank) left the benchmark interest rate unchanged at 2.75%, but left the door open for a rate cut at its next meeting.

What accounted for the bulk of Sweden's performance was the renewed strength of the telecommunications industry during the reporting period. Despite having its credit rating lowered in September 2002, cellular phone maker LM Ericsson (Class B shares were the largest weighting at 16.68% of the Index at August 31, 2003), climbed 79.02% for the reporting period. The newly formed TeliaSonera AB (4.81% of the Index as of August 31, 2003), the result of a merger between telecommunications companies Telia AB and Sonera Corporation, also contributed positively to performance.

After struggling with a global slowdown early in the reporting period, some Swedish exporters began to post better results as the economic outlook improved. A decline in Sweden's currency, the krona, also helped external demand, as it made Swedish products less expensive to foreigners. Increasing demand helped drive up share prices for both appliance maker Electrolux AB (its Series B shares were 4.94% of the Index as of August 31, 2003) and automobile maker Volvo AB (5.77% of the Index as of August 31, 2003).

           iSHARES MSCI SWEDEN INDEX FUND

            GROWTH OF $10,000 INVESTMENT

                   SINCE INCEPTION

               [CHART APPEARS HERE]

                iShares MSCI
              Sweden Index Fund     MSCI Sweden Index
                   $ 10,000           $ 10,000
 8/31/96           $ 11,413           $ 11,192
                   $ 13,357           $ 13,335
 8/31/97           $ 14,848           $ 14,845
                   $ 16,354           $ 16,584
 8/31/98           $ 15,661           $ 16,081
                   $ 16,750           $ 17,404
 8/31/99           $ 19,590           $ 20,831
                   $ 31,615           $ 37,466
 8/31/2000         $ 27,260           $ 31,604
                   $ 18,896           $ 21,499
 8/31/2001         $ 14,451           $ 16,238
                   $ 14,496           $ 16,063
 8/31/2002         $ 11,085           $ 12,247
                   $ 10,680           $ 11,828
 8/31/2003         $ 14,305           $ 15,806

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               23

Managers' Discussion & Analysis

iSHARES MSCI SWITZERLAND INDEX FUND
Performance as of 8/31/03

                         AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------------------------------------
     YEAR ENDED 8/31/03   FIVE YEARS ENDED 8/31/03    INCEPTION TO 8/31/03
    --------------------  -------------------------  ----------------------
     NAV   MARKET  INDEX    NAV    MARKET    INDEX    NAV    MARKET  INDEX
    5.89%  6.14%   6.68%   (3.82)%  (2.99)%  (2.85)%  2.41%   2.44%   4.10%

                           CUMULATIVE TOTAL RETURNS
    -----------------------------------------------------------------------
    YEAR ENDED 8/31/03    FIVE YEARS ENDED 8/31/03   INCEPTION TO 8/31/03
    --------------------  -------------------------  ----------------------
     NAV   MARKET  INDEX    NAV    MARKET    INDEX     NAV    MARKET  INDEX
    5.89%  6.14%   6.68%  (17.68)% (14.07)% (13.46)%  19.49%  19.75%  34.99%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

           SECTOR BREAKOUT

       MSCI SWITZERLAND INDEX

       [CHART APPEARS HERE]

Consumer Discretionary        3.54%
Consumer Staples             19.58%
Financials                   31.14%
Health Care                  34.27%
Industrials                   3.90%
Information Technology        0.74%
Materials                     5.22%
Telecommunications Services   1.61%

PERFORMANCE REVIEW
The total return of the iShares MSCI Switzerland Index Fund (the "Fund") was 5.89% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Switzerland Index (the "Index") over the reporting period was 6.68%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 0.79 percentage points during the reporting period. This was due to the negative impact of expenses and uninvested assets, which subtracted 0.84 and 0.10 percentage points, respectively, from the Fund's return. Those factors

24                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
were partially offset by the impact of revenue differential, portfolio sampling, and securities lending, which contributed 0.07, 0.07, and 0.01 percentage points, respectively, to the Fund's return.

KEY MARKET CONDITIONS
Ironically, Switzerland struggled with the repercussions of its own strength during the reporting period.

In the first few months of the reporting period, many investors sought the relative stability of Switzerland's currency as a safe haven from the global economic slowdown and growing geopolitical unease. The influx to the Swiss franc caused the currency to appreciate, which in turn put Swiss exporters at a competitive disadvantage in other countries, particularly the U.S.

Because the U.S. is one of Switzerland's main trading partners, the slowdown in the U.S. has also contributed significantly to a slower Swiss economy, which slipped into recession during the first quarter of 2003.

Swiss companies that rely on exports were hurt during the reporting period. For example, Novartis AG and Nestle SA, the two largest constituents at 19.67% and 19.58% of the Index declined 15.44% and 5.28%, respectively. Financial companies, on the other hand, were not as susceptible to the appreciation of the currency, and in fact benefited from the influx of funds. Credit Suisse Group (8.28% of the Index as of August 31, 2003) gained 25.36%, and Zurich Financial Services AG (4.12% of the Index as of August 31, 2003) climbed 59.28%.

Toward the end of the reporting period, export-driven Swiss companies did regain some ground after the release of a government report that showed the U.S. economy growing at a faster rate than estimated.

            iSHARES MSCI SWITZERLAND INDEX FUND

               GROWTH OF $10,000 INVESTMENT

                      SINCE INCEPTION

                  [CHART APPEARS HERE]

                  iShares MSCI
             Switzerland Index Fund    MSCI Switzerland Index
                     $ 10,000                $ 10,000
8/31/96              $ 10,260                $ 10,314
                     $ 10,210                $ 10,342
8/31/97              $ 11,972                $ 11,992
                     $ 15,123                $ 16,262
8/31/98              $ 14,515                $ 15,601
                     $ 15,019                $ 16,698
8/31/99              $ 14,728                $ 15,966
                     $ 13,560                $ 14,302
8/31/2000            $ 15,017                $ 16,037
                     $ 14,988                $ 15,902
8/31/2001            $ 12,603                $ 13,728
                     $ 11,917                $ 13,201
8/31/2002            $ 11,284                $ 12,654
                     $  9,879                $ 11,165
8/31/2003            $ 11,949                $ 13,499

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               25

Managers' Discussion & Analysis

iSHARES MSCI UNITED KINGDOM INDEX FUND
Performance as of 8/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
   --------------------------------------------------------------------------
    YEAR ENDED 8/31/03     FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
   --------------------  ----------------------------  ----------------------
    NAV   MARKET  INDEX    NAV      MARKET    INDEX     NAV    MARKET  INDEX
   4.20%  3.87%   5.14%   (3.47)%   (2.35)%   (2.78)%   4.49%   4.43%   5.12%

                           CUMULATIVE TOTAL RETURNS
   --------------------------------------------------------------------------
   YEAR ENDED 8/31/03     FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
   --------------------  ----------------------------  ----------------------
    NAV   MARKET  INDEX    NAV     MARKET     INDEX     NAV    MARKET  INDEX
   4.20%  3.87%   5.14%  (16.18)%  (11.19)%  (13.15)%  38.83%  38.28%  45.17%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

         SECTOR BREAKOUT

    MSCI UNITED KINGDOM INDEX

     [CHART APPEARS HERE]

Consumer Discretionary       10.68%
Consumer Staples             10.55%
Energy                       14.52%
Financials                   27.20%
Health Care                  12.60%
Industrials                   5.47%
Information Technology        0.80%
Materials                     4.22%
Telecommunications Services   9.86%
Utilities                     4.10%

PERFORMANCE REVIEW
The total return of the iShares MSCI United Kingdom Index Fund (the "Fund") was 4.20% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI United Kingdom Index (the "Index") over the reporting period was 5.14%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund underperformed its benchmark by 0.94 percentage points during the reporting period. This was due to the negative impact of expenses, uninvested assets, and portfolio sampling, which subtracted 0.84, 0.22, and 0.22 percentage points, respectively, from the Fund's

26                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
return. Those factors were partially offset by the impact of revenue differential and securities lending, which contributed 0.33 and 0.01 percentage points, respectively, to the Fund's return.

KEY MARKET CONDITIONS
The U.K. market overcame economic slowdown and turmoil in the Middle East during the reporting period to deliver a positive return.

The spike and subsequent decline in oil prices associated with the war in Iraq, in addition to weaker demand for oil due to the economic slowdown, translated into declines in share prices for many oil companies. U.K. oil stocks, a major component of the British market, were negatively impacted during the year. Both BP PLC, the largest weighting at 9.68% of the Index as of August 31, 2003, and Shell Transport & Trading Co. PLC suffered losses.

Pharmaceutical companies also struggled during the year, largely due to growing competition from generic producers. GlaxoSmithKline PLC (7.33% of the Index as of August 31, 2003) lost ground for the reporting period. AstraZeneca PLC (4.24% of the Index as of August 31, 2003), however, experienced higher revenues from its popular prescription drug Nexium, and logged gains of 33.37%.

As the technology and telecommunications industry sector quietly gained ground during the reporting period, so did the share price of Vodafone Group PLC (7.97% of the Index as of August 31, 2003). Although the telecommunications company retraced some of its gains in June when it announced plans to invest an additional $92 million in its unprofitable Hungarian unit, it still returned 11.84% for the reporting period.

Following months of speculation and market encouragement, in July the Monetary Policy Committee moved to lower the Bank of England's benchmark interest rate by 0.25%. At 3.50%, the rate now stands at its lowest level since Winston Churchill was Prime Minister in 1955. This easing of rates resulted in a return to the sterling depreciation trend, which, for U.S. dollar-based investors, erased some gains.

             iSHARES MSCI UNITED KINGDOM INDEX FUND

                  GROWTH OF $10,000 INVESTMENT

                         SINCE INCEPTION

                     [CHART APPEARS HERE]

                        iShares MSCI
                 United Kingdom Index Fund     MSCI United Kingdom Index
                             $10,000                $10,000
8/31/96                      $11,041                $11,059
                             $12,768                $12,973
8/31/97                      $14,405                $14,576
                             $17,432                $17,820
8/31/98                      $16,564                $16,714
                             $18,581                $18,939
8/31/99                      $19,102                $19,428
                             $18,007                $18,520
8/31/2000                    $18,528                $18,909
                             $16,727                $17,105
8/31/2001                    $15,526                $16,003
                             $14,585                $15,081
8/31/2002                    $13,323                $13,808
                             $11,843                $12,304
8/31/2003                    $13,883                $14,517

Past performance is no guarantee of future results.

MANAGERS' DISCUSSION & ANALYSIS                                               27

Schedule of Investments

iSHARES MSCI AUSTRIA INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.85%
Telekom Austria AG/1/                                    374,997  $  3,915,354
Erste Bank der Oesterreichischen Sparkassen AG            41,559     3,828,158
OMV AG                                                    20,496     2,407,999
Voest-Alpine AG                                           27,720     1,079,486
Immofinanz Immobillien Anlage AG/1/                      155,883     1,076,495
Wienerberger Baustoffindustrie AG                         55,860     1,064,053
Bank Austria Creditanstalt/1/                             34,230     1,042,876
Oesterreichische
 Elektrizitaetswirtschafts AG Class A                     10,836       973,281
Mayr-Melnhof Karton AG                                    11,235       959,656
Boehler-Uddeholm AG                                       17,766       938,399
Flughafen Wien AG                                         25,179       937,962
VA Technologie AG/1/                                      30,786       865,279
RHI AG/1/                                                 50,967       679,314
Generali Holding Vienna AG                                28,392       670,501
BBAG Oesterreichische Brau-Beteiligungs AG                 4,935       661,013
Lenzing AG                                                 5,250       659,975
Austrian Airlines AG/1/                                   42,567       298,632
BWT AG                                                    16,401       195,012
TOTAL COMMON STOCKS
 (COST: $18,945,421)                                                22,253,445

SHORT TERM INVESTMENTS - 8.63%

MONEY MARKET FUNDS - 5.61%
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares/2/,/3/                             821,679       821,679
Barclays Global Investors Funds Prime
 Money Market Fund, Institutional Shares/2/,/3/          312,764       312,764
BlackRock Temp Cash Money Market Fund/2/                  16,457        16,457
Short Term Investment Co. -
 Liquid Assets Money Market Portfolio/2/                  28,433        28,433

                                                       SHARES OR
SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Short Term Investment Co. -
 Prime Money Market Portfolio,
 Institutional Shares/(2)/                                72,308  $     72,308
                                                                     1,251,641

FLOATING RATE NOTES - 2.09%
Beta Finance Inc.
  1.07%, 05/20/04/2/                                 $    14,217        14,215
  1.16%, 08/23/04/2/                                      14,217        14,228
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                      11,373        11,373
  1.37%, 08/26/04/2/                                      28,433        28,433
CC USA Inc.
  1.06%, 05/24/04/2/                                      28,433        28,431
  1.07%, 04/19/04/2/                                      12,511        12,510
  1.11%, 07/15/04/2/                                      14,217        14,221
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                      28,433        28,430
  1.24%, 08/09/04/2/                                       7,108         7,107
Five Finance Inc.
  1.08%, 04/15/04/2/                                      14,217        14,217
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                      28,433        28,433
Holmes Financing PLC
  1.07%, 04/15/04/2/                                       5,687         5,687
K2 USA LLC
  1.07%, 08/16/04/2/                                       7,108         7,107
  1.08%, 04/13/04/2/                                      14,217        14,217
  1.08%, 05/17/04/2/                                      14,217        14,216
Links Finance LLC
  1.05%, 07/20/04/2/                                      11,373        11,371
  1.07%, 05/04/04/2/                                      14,217        14,216
  1.07%, 06/28/04/2/                                      14,217        14,215
  1.08%, 03/29/04/2/                                      14,217        14,217
Nationwide Building Society
  1.08%, 07/23/04/2/                                      21,325        21,325
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                      14,217        14,214
  1.06%, 10/15/03/2/                                      28,433        28,433
  1.06%, 07/01/04/2/                                      14,217        14,214
  1.24%, 08/06/04/2/                                       7,108         7,108

28                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI AUSTRIA INDEX FUND
August 31, 2003

SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Tango Finance Corp.
  1.05%, 07/15/04/2/                                 $     8,530  $      8,527
  1.06%, 07/06/04/2/                                       8,530         8,529
Toronto Dominion
  1.33%, 08/23/04/2/                                      18,481        18,472
White Pine Finance LLC
  1.06%, 07/06/04/2/                                      17,060        17,058
  1.07%, 05/17/04/2/                                      17,060        17,060
  1.08%, 04/20/04/2/                                      14,217        14,217
                                                                       466,001

COMMERCIAL PAPER - 0.80%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                       8,530         8,524
CRC Funding LLC
  1.05%, 09/25/03/2/                                      14,217        14,207
  1.06%, 09/16/03/2/                                       5,687         5,684
Edison Asset Securitization
  1.06%, 09/05/03/2/                                      14,217        14,215
  1.06%, 09/15/03/2/                                       8,530         8,527
  1.07%, 10/23/03/2/                                      26,727        26,687
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                      14,217        14,210
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                       7,108         7,108
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                                       7,108         7,105
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                       7,108         7,107
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                      29,459        29,446
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                      20,756        20,747
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                      14,217        14,217
                                                                       177,784

TIME DEPOSITS - 0.13%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                      28,433        28,433
                                                                        28,433
TOTAL SHORT TERM INVESTMENTS
 (COST: $1,923,859)                                                  1,923,859

TOTAL INVESTMENTS IN SECURITIES - 108.48%
 (COST $20,869,280)                                                 24,177,304
OTHER ASSETS, LESS LIABILITIES - (8.48%)                            (1,889,000)
                                                                  ------------
NET ASSETS - 100.00%                                              $ 22,288,304
                                                                  ============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      29

Schedule of Investments

iSHARES MSCI BELGIUM INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.75%
Fortis                                                   278,761  $  4,685,652
Dexia Group                                              218,932     2,728,148
Electrabel SA                                              6,468     1,621,918
Delhaize Group                                            33,075     1,282,214
Interbrew SA                                              45,962     1,134,379
Solvay SA                                                 16,562     1,089,187
KBC Bankverzekeringsholding                               27,440     1,067,076
Groupe Bruxelles Lambert SA                               22,932     1,049,127
UCB SA                                                    36,456       969,006
Algemene Maatschappij voor Nijverheidskredit NV           23,863       961,772
AGFA-Gevaert NV                                           40,131       898,820
Colruyt NV                                                11,662       848,886
Umicore                                                   11,760       659,122
Cofinimmo                                                  5,537       651,069
Bekaert NV                                                 9,751       467,943
Omega Pharma SA                                           14,063       439,261
Mobistar SA/1/                                             8,967       406,790
SA D'Ieteren NV                                            2,205       367,488
Barco NV                                                   5,684       352,586
Compagnie Maritime Belge SA                                3,136       137,376
TOTAL COMMON STOCKS
 (COST: $23,503,476)                                                21,817,820

SHORT TERM INVESTMENTS - 38.04%

MONEY MARKET FUNDS - 24.69%
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares/2/,/3/                           3,532,479     3,532,479
Barclays Global Investors Funds Prime
 Money Market Fund, Institutional Shares/2/,/3/        1,358,244     1,358,244
BlackRock Temp Cash Money Market Fund/2/                  71,468        71,468
Short Term Investment Co. -
 Liquid Assets Money Market Portfolio/2/                 123,477       123,477

                                                       SHARES OR
SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Short Term Investment Co. -
 Prime Money Market Portfolio,
 Institutional Shares/2/                                 314,011  $    314,011
                                                                     5,399,679

FLOATING RATE NOTES - 9.25%
Beta Finance Inc.
  1.07%, 05/20/04/2/                                 $    61,738        61,732
  1.16%, 08/23/04/2/                                      61,738        61,790
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                      49,391        49,391
  1.37%, 08/26/04/2/                                     123,477       123,477
CC USA Inc.
  1.06%, 05/24/04/2/                                     123,477       123,468
  1.07%, 04/19/04/2/                                      54,330        54,328
  1.11%, 07/15/04/2/                                      61,738        61,758
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                     123,477       123,464
  1.24%, 08/09/04/2/                                      30,869        30,865
Five Finance Inc.
  1.08%, 04/15/04/2/                                      61,738        61,738
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                     123,477       123,477
Holmes Financing PLC
  1.07%, 04/15/04/2/                                      24,695        24,695
K2 USA LLC
  1.07%, 08/16/04/2/                                      30,869        30,865
  1.08%, 04/13/04/2/                                      61,738        61,737
  1.08%, 05/17/04/2/                                      61,738        61,737
Links Finance LLC
  1.05%, 07/20/04/2/                                      49,391        49,382
  1.07%, 05/04/04/2/                                      61,738        61,736
  1.07%, 06/28/04/2/                                      61,738        61,728
  1.08%, 03/29/04/2/                                      61,738        61,738
Nationwide Building Society
  1.08%, 07/23/04/2/                                      92,608        92,608

30                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI BELGIUM INDEX FUND
August 31, 2003

SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                 $    61,738  $     61,727
  1.06%, 10/15/03/2/                                     123,477       123,475
  1.06%, 07/01/04/2/                                      61,738        61,726
  1.24%, 08/06/04/2/                                      30,869        30,866
Tango Finance Corp.
  1.05%, 07/15/04/2/                                      37,043        37,032
  1.06%, 07/06/04/2/                                      37,043        37,040
Toronto Dominion
  1.33%, 08/23/04/2/                                      80,260        80,221
White Pine Finance LLC
  1.06%, 07/06/04/2/                                      74,086        74,080
  1.07%, 05/17/04/2/                                      74,086        74,086
  1.08%, 04/20/04/2/                                      61,738        61,738
                                                                     2,023,705

COMMERCIAL PAPER - 3.53%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                      37,043        37,019
CRC Funding LLC
  1.05%, 09/25/03/2/                                      61,738        61,697
  1.06%, 09/16/03/2/                                      24,695        24,685
Edison Asset Securitization
  1.06%, 09/05/03/2/                                      61,738        61,733
  1.06%, 09/15/03/2/                                      37,043        37,029
  1.07%, 10/23/03/2/                                     116,068       115,892
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                      61,738        61,710
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                      30,869        30,869
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                                      30,869        30,856
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                      30,869        30,864
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                     127,932       127,875
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                      90,138        90,098
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                      61,738        61,738
                                                                       772,065
TIME DEPOSITS - 0.57%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                     123,477       123,477
                                                                       123,477
TOTAL SHORT TERM INVESTMENTS (COST: $8,318,926)                      8,318,926

TOTAL INVESTMENTS IN SECURITIES - 137.79%
 (COST $31,822,402)                                                 30,136,746
OTHER ASSETS, LESS LIABILITIES - (37.79%)                           (8,265,533)
                                                                  ------------
NET ASSETS - 100.00%                                              $ 21,871,213
                                                                  ============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      31

Schedule of Investments

iSHARES MSCI EMU INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 98.37%

AUSTRIA - 0.59%
Bank Austria Creditanstalt/1/                              2,508  $     76,411
Boehler-Uddeholm AG                                          462        24,403
Erste Bank der Oesterreichischen Sparkassen AG             2,112       194,544
Flughafen Wien AG                                            924        34,421
Immofinanz Immobillien Anlage AG/1/                       10,890        75,204
Mayr-Melnhof Karton AG                                       462        39,462
Oesterreichische
 Elektrizitaetswirtschafts AG Class A                        528        47,425
OMV AG                                                     1,188       139,574
RHI AG/1/                                                  2,838        37,826
Telekom Austria AG/1/                                     16,038       167,453
VA Technologie AG/1/                                         792        22,260
Voest-Alpine AG                                            1,914        74,536
Wienerberger Baustoffindustrie AG                          2,310        44,002
                                                                       977,521

BELGIUM - 3.11%
AGFA-Gevaert NV                                            9,372       209,906
Barco NV                                                     858        53,223
Bekaert NV                                                 1,584        76,015
Cofinimmo                                                    396        46,564
Colruyt NV                                                 1,518       110,496
Compagnie Maritime Belge SA                                  462        20,238
Delhaize Group                                             5,742       222,599
Dexia Group                                               52,998       660,417
Electrabel SA                                              2,508       628,907
Fortis                                                    85,140     1,431,105
Groupe Bruxelles Lambert SA                                5,940       271,752
Interbrew SA                                              13,134       324,158
KBC Bankverzekeringsholding                                7,722       300,290
Mobistar SA/1/                                             1,650        74,853
Omega Pharma SA                                            1,716        53,600
SA D'Ieteren NV                                              264        43,999
Solvay SA                                                  5,148       338,554
UCB SA                                                     7,194       191,218
Umicore                                                    1,452        81,381
                                                                     5,139,275

FINLAND - 5.66%
Amer Group Ltd.                                            1,716        53,976
Elisa OYJ Class A/1/                                      10,626       103,830
Fortum OYJ                                                30,228       244,922
Instrumentarium OYJ                                        4,092       159,802
KCI Konecranes OYJ                                           924        27,096
Kesko OYJ                                                  6,600        85,287
KONE OYJ Class B                                           2,640       119,271
Metso OYJ                                                  7,854        81,055
Nokia OYJ                                                391,578     6,414,309
Nokian Renkaat OYJ                                           396        21,912
Orion-Yhtyma OYJ Class B                                   2,310        39,564
Outokumpu OYJ                                              7,920        80,432
Pohjola Group PLC Class D                                  1,518        27,116
Rautaruukki OYJ/1/                                         9,570        50,223
Sampo OYJ Class A                                         21,912       168,881
Stora Enso OYJ Class R                                    54,054       703,842
TietoEnator OYJ                                            7,260       129,206
UPM-Kymmene OYJ                                           40,920       741,280
Uponor OYJ                                                 3,498        78,729
Wartsila OYJ Class B                                       2,376        32,295
                                                                     9,363,028

FRANCE - 27.94%
Accor SA                                                  15,774       614,626
Air France                                                 7,194       113,340
Alcatel SA Class A/1/                                     99,924     1,086,095
Atos Origin SA/1/                                          1,650        69,019
Autoroutes du Sud de la France                             6,072       171,661
Aventis SA                                                55,704     2,705,604
AXA                                                      115,962     2,056,132
BNP Paribas SA                                            66,066     3,291,587
Bouygues SA                                               16,434       432,668
Business Objects SA/1/                                     5,016       133,822
Cap Gemini SA/1/                                           8,778       360,919
Carrefour SA                                              47,058     2,345,590
CNP Assurances                                             2,706       107,696

32                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI EMU INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
Compagnie de Saint-Gobain                                 25,410  $    992,877
Compagnie Generale des Etablissements
 Michelin Class B                                         10,956       444,817
Credit Agricole SA                                        26,598       505,194
Dassault Systemes SA                                       3,300       119,199
Essilor International SA                                   7,722       313,685
Etablissements Economiques du Casino
 Guichard-Perrachon SA                                     2,970       236,405
European Aeronautic Defence and Space Co.                 24,750       391,292
France Telecom/1/                                         64,086     1,590,136
Gecina SA                                                  1,188       134,343
Groupe Danone                                             10,164     1,393,766
Groupe Wanadoo SA/1/                                      31,482       207,039
Hermes International                                         726       113,982
Imerys SA                                                    792       130,517
Klepierre                                                  1,716        84,347
Lafarge SA                                                13,534       908,627
Lagardere S.C.A                                           10,560       479,752
L'Air Liquide SA                                           8,328     1,195,945
L'Oreal SA                                                27,786     1,931,046
LVMH Moet Hennessy Louis Vuitton SA                       18,216     1,094,964
Pechiney Class A                                           6,072       307,790
Pernod Ricard                                              4,405       377,953
Pinault-Printemps-Redoute SA                               5,610       481,959
PSA Peugeot Citroen                                       15,048       686,786
Publicis Groupe                                            8,052       235,859
Renault SA                                                13,530       815,517
Sagem SA                                                   1,650       148,636
Sanofi-Synthelabo SA                                      30,096     1,691,771
Schneider Electric SA                                     16,236       876,658
Societe BIC SA                                             3,102       127,713
Societe Generale Class A                                  26,202     1,737,537
Societe Television Francaise 1                            10,032       304,761
Sodexho Alliance SA                                        7,986       233,926
Suez SA                                                   66,330     1,046,477
Technip-Coflexip SA                                        1,529       137,569
Thales SA                                                  6,402       183,521
Thomson                                                   14,784       268,954
Total SA                                                  53,460     8,199,515
Unibail Holding                                            3,366       252,035
Valeo SA                                                   6,204       235,401
Veolia Environnement                                      19,272       375,567
Vinci SA                                                   5,478       355,445
Vivendi Universal SA/1/                                   74,844     1,258,042
Zodiac SA                                                  3,960       105,170
                                                                    46,201,254

GERMANY - 18.58%
adidas-Salomon AG                                          3,762       315,018
Allianz AG                                                22,435     2,000,315
ALTANA AG                                                  5,940       304,620
BASF AG                                                   44,814     2,063,502
Bayer AG                                                  54,318     1,161,108
Bayerische Hypo-und Vereinsbank AG/1/                     28,710       449,485
Beiersdorf AG                                              2,112       268,281
Celesio AG                                                 2,046        83,360
Commerzbank AG                                            34,518       482,433
Continental AG                                             9,900       258,035
DaimlerChrysler AG                                        70,686     2,692,158
Deutsche Bank AG                                          42,966     2,483,154
Deutsche Boerse AG                                         8,118       392,428
Deutsche Lufthansa AG                                     15,114       206,591
Deutsche Post AG                                          31,944       512,041
Deutsche Telekom AG/1/                                   172,194     2,457,673
Douglas Holding AG                                         2,442        59,654
E.ON AG                                                   48,246     2,494,853
EPCOS AG/1/                                                4,884        82,309
Fresenius Medical Care AG                                  2,970       150,321
HeidelbergerCement AG/1/                                   4,000       147,119
Infineon Technologies AG/1/                               34,122       499,750
KarstadtQuelle AG                                          3,300        86,809
Linde AG                                                   7,326       306,527
MAN AG                                                     9,174       201,443
Merck KGaA                                                 3,432        99,362
METRO AG                                                  11,844       428,336
Muenchener Rueckversicherungs-Gesellschaft AG              9,372       958,983
Puma AG                                                    1,056       119,880

SCHEDULES OF INVESTMENTS                                                      33
iSHARES MSCI EMU INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
RWE AG                                                    30,162  $    812,308
SAP AG                                                    16,830     2,019,608
Schering AG                                               13,992       562,857
Siemens AG                                                65,670     4,066,389
Suedzucker AG                                              3,960        62,128
ThyssenKrupp AG                                           26,466       358,564
TUI AG                                                    10,890       173,364
Volkswagen AG                                             18,612       912,588
                                                                    30,733,354

GREECE - 0.78%
Hellenic Telecommunications
 Organization SA ADR                                      97,614       587,636
National Bank of Greece SA ADR                           161,970       699,710
                                                                     1,287,346

IRELAND - 2.24%
Allied Irish Banks PLC                                    70,620       985,453
Bank of Ireland                                           82,566       980,824
CRH PLC                                                   43,626       831,013
DCC PLC                                                    6,600        78,621
Fyffes PLC                                                25,806        40,799
Grafton Group PLC/1/                                      12,672        65,111
Greencore Group PLC                                       11,088        35,181
Independent News & Media PLC                              39,600        73,911
Irish Life & Permanent PLC                                23,562       279,900
Kerry Group PLC Class A/1/                                11,286       179,296
Ryanair Holdings PLC/1/                                   21,760       148,837
Waterford Wedgwood PLC                                    30,690        10,445
                                                                     3,709,391

ITALY - 10.75%
Alleanza Assicurazioni SpA                                38,148       344,276
Arnoldo Mondadori Editore SpA                             13,200        95,794
Assicurazioni Generali SpA                                78,672     1,690,339
Autogrill SpA/1/                                           9,900       113,366
Banca Fideuram SpA                                        23,100       132,387
Banca Intesa SpA                                         294,107       883,132
Banca Monte dei Paschi di Siena SpA                       84,084       220,635
Banca Nazionale del Lavoro SpA/1/                        132,000       205,356
Banca Popolare di Milano Scrl                             36,102       165,284
Banca Popolare di Verona e Novaro Scrl                    29,898       393,900
Banche Popolari Unite Scrl/1/                             24,354       371,394
Benetton Group SpA                                         4,488        45,578
Bulgari SpA                                               13,200        87,823
Capitalia SpA/1/                                         107,004       216,163
Enel SpA                                                 176,500     1,075,475
ENI SpA                                                  213,114     3,219,535
Fiat SpA/1/                                               35,244       238,357
Fineco SpA/1/                                            168,432        97,084
Finmeccanica SpA                                         462,594       326,568
Gruppo Editoriale L'Espresso SpA                          16,236        69,698
Italcementi SpA                                            8,514        98,616
Luxottica Group SpA                                       11,748       175,673
Mediaset SpA                                              49,038       430,711
Mediobanca SpA                                            38,412       379,131
Mediolanum SpA                                            19,800       120,213
Parmalat Finanziaria SpA                                  29,700        96,029
Pirelli SpA                                              128,787        92,614
Riunione Adriatica di Sicurta SpA                         25,476       366,408
Sanpaolo IMI SpA                                          81,576       783,670
SEAT Pagine Gialle SpA/1/                                281,202       241,737
Snam Rete Gas SpA                                         72,270       264,220
Snia SpA                                                  20,130        37,350
Telecom Italia Media SpA/1/                              115,325        32,287
Telecom Italia Mobile SpA                                310,266     1,369,377
Telecom Italia SpA/1/                                    752,497     1,767,996
Tiscali SpA/1/                                            13,860        88,258
UniCredito Italiano SpA                                  309,342     1,436,620
                                                                    17,773,054

LUXEMBOURG - 0.23%
Arcelor                                                   29,436       379,734
                                                                       379,734

34                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI EMU INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
NETHERLANDS - 15.87%
ABN AMRO Holding NV                                      124,014  $  2,171,672
AEGON NV                                                 109,687     1,358,398
Akzo Nobel NV                                             22,704       744,312
ASML Holding NV/1/                                        37,950       597,897
Corio NV                                                   3,432       105,165
DSM NV                                                     6,534       297,349
Euronext NV                                                6,930       173,625
Heineken NV                                               16,566       633,118
IHC Caland NV                                              2,376       119,996
ING Groep NV                                             139,062     2,711,529
Koninklijke Ahold NV/1/                                   52,734       497,911
Koninklijke KPN NV/1/                                    145,332     1,006,824
Koninklijke Numico NA CVA                                 11,484       222,788
Koninklijke Philips Electronics NV                       108,174     2,636,566
Koninklijke Vendex KBB NV                                  6,666        75,455
Oce NV                                                     6,072        78,264
QIAGEN NV/1/                                              10,428       134,639
Reed Elsevier NV                                          52,074       574,007
Rodamco Europe NV                                          3,564       178,312
Royal Dutch Petroleum Co.                                172,128     7,682,010
TPG NV                                                    28,446       530,925
Unilever NV CVA                                           46,860     2,608,393
Vedior NV                                                  7,788        96,449
VNU NV                                                    18,414       572,133
Wereldhave NV                                              1,518        88,497
Wolters Kluwer NV CVA                                     22,572       351,158
                                                                    26,247,392

PORTUGAL - 1.07%
Banco BPI SA Registered                                   35,574        93,345
Banco Comercial Portugues SA Class R                     171,089       304,299
Banco Espirito Santo SA                                    9,438       131,390
Brisa-Auto Estradas de Portugal SA                        24,354       131,017
CIMPOR-Cimentos de Portugal SGPS SA                       17,094        64,373
Electricidade de Portugal SA                             153,120       332,859
Jeronimo Martins SGPS SA/1/                                3,894        29,841
Portugal Telecom SGPS SA                                  77,682       561,189
PT Multimedia-Servicos de Telecomunicacoes e
 Multimedia SGPS SA/1/                                     4,950        81,084
Sonae SGPS SA/1/                                          83,754        44,138
                                                                     1,773,535

SPAIN - 10.82%
Abertis Infraestructuras SA                               17,094       224,272
Acciona SA                                                 2,508       129,416
Acerinox SA                                                4,158       176,212
ACS, Actividades de Construccion y
  Servicios SA                                             3,432       143,824
Altadis SA                                                24,156       570,199
Amadeus Global Travel Distribution SA
 Class A                                                  20,790       139,235
Banco Bilbao Vizcaya Argentaria SA                       249,084     2,666,326
Banco Popular Espanol SA                                  12,672       570,416
Banco Santander Central Hispano SA                       351,912     3,002,050
Corporacion Mapfre SA                                      8,118        89,128
Endesa SA                                                 74,778     1,164,160
Fomento de Construcciones y Contratas SA                   4,158       123,257
Gas Natural SDG SA                                        17,094       316,608
Grupo Dragados SA                                          9,966       201,874
Grupo Ferrovial SA                                         5,016       134,813
Iberdrola SA                                              63,360     1,076,834
Iberia Lineas Aereas de Espana SA                         33,528        69,572
Indra Sistemas SA                                          8,976        99,336
Industria de Diseno Textil SA                             18,025       448,236
NH Hoteles SA/1/                                           7,260        80,106
Promotora de Infomaciones SA                               6,534        67,146
Repsol YPF SA                                             75,570     1,276,053
Sacyr Vallehermoso SA                                      9,240       101,446
Sociedad General de Aguas de Barcelona SA                  5,148        65,846
Telefonica Publicidad e Informacion SA                    14,520        67,273

SCHEDULES OF INVESTMENTS                                                      35
iSHARES MSCI EMU INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
Telefonica SA                                            386,719  $  4,551,485
Union Fenosa SA                                           17,028       266,591
Zeltia SA                                                 11,682        77,852
                                                                    17,899,566

SWITZERLAND - 0.73%
STMicroelectronics NV                                     48,774     1,212,884
                                                                     1,212,884
TOTAL COMMON STOCKS (COST: $181,320,072)                           162,697,334

PREFERRED STOCKS - 1.29%

GERMANY - 0.73%
Fresenius Medical Care AG                                  1,914        71,279
Henkel KGaA                                                4,884       310,683
Porsche AG                                                   660       281,150
ProSiebenSat.1 Media AG                                    6,600        71,375
RWE AG                                                     3,894        92,430
Volkswagen AG                                              8,514       283,230
Wella AG                                                   1,320        98,098
                                                                     1,208,245

ITALY - 0.56%
Banca Intesa SpA RNC                                      71,214       159,108
Telecom Italia SpA RNC/1/                                482,432       761,654
                                                                       920,762
TOTAL PREFERRED STOCKS
 (COST: $2,037,448)                                                  2,129,007


SHORT TERM INVESTMENTS - 25.05%

MONEY MARKET FUNDS - 16.26%
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares/2/,/3/                          17,583,558    17,583,558
Barclays Global Investors Funds Prime Money
 Market Fund, Institutional Shares/2/,/3/              6,768,877     6,768,877

                                                       SHARES OR
SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
BlackRock Temp Cash Money Market Fund/2/                 356,166  $    356,166
Short Term Investment Co. - Liquid
 Assets Money Market Portfolio/2/                        615,352       615,352
Short Term Investment Co. - Prime Money
 Market Portfolio, Institutional Shares/2/             1,564,891     1,564,891
                                                                    26,888,844

FLOATING RATE NOTES - 6.10%
Beta Finance Inc.
  1.07%, 05/20/04/2/                                 $   307,676       307,644
  1.16%, 08/23/04/2/                                     307,676       307,933
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                     246,141       246,141
  1.37%, 08/26/04/2/                                     615,352       615,352
CC USA Inc.
  1.06%, 05/24/04/2/                                     615,352       615,308
  1.07%, 04/19/04/2/                                     270,755       270,747
  1.11%, 07/15/04/2/                                     307,676       307,772
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                     615,352       615,287
  1.24%, 08/09/04/2/                                     153,838       153,817
Five Finance Inc.
  1.08%, 04/15/04/2/                                     307,676       307,676
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                     615,352       615,352
Holmes Financing PLC
  1.07%, 04/15/04/2/                                     123,070       123,070
K2 USA LLC
  1.07%, 08/16/04/2/                                     153,838       153,816
  1.08%, 04/13/04/2/                                     307,676       307,667
  1.08%, 05/17/04/2/                                     307,676       307,665
Links Finance LLC
  1.05%, 07/20/04/2/                                     246,141       246,098
  1.07%, 05/04/04/2/                                     307,676       307,667
  1.07%, 06/28/04/2/                                     307,676       307,626
  1.08%, 03/29/04/2/                                     307,676       307,676
Nationwide Building Society
  1.08%, 07/23/04/2/                                     461,514       461,514

36                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI EMU INDEX FUND
August 31, 2003

SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                 $   307,676  $    307,622
  1.06%, 10/15/03/2/                                     615,352       615,346
  1.06%, 07/01/04/2/                                     307,676       307,613
  1.24%, 08/06/04/2/                                     153,838       153,824
Tango Finance Corp.
  1.05%, 07/15/04/2/                                     184,606       184,553
  1.06%, 07/06/04/2/                                     184,606       184,590
Toronto Dominion
  1.33%, 08/23/04/2/                                     399,979       399,783
White Pine Finance LLC
  1.06%, 07/06/04/2/                                     369,211       369,182
  1.07%, 05/17/04/2/                                     369,211       369,211
  1.08%, 04/20/04/2/                                     307,676       307,676
                                                                    10,085,228

COMMERCIAL PAPER - 2.32%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                     184,606       184,486
CRC Funding LLC
  1.05%, 09/25/03/2/                                     307,676       307,470
  1.06%, 09/16/03/2/                                     123,070       123,020
Edison Asset Securitization
  1.06%, 09/05/03/2/                                     307,676       307,649
  1.06%, 09/15/03/2/                                     184,606       184,535
  1.07%, 10/23/03/2/                                     578,431       577,554
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                     307,676       307,533
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                     153,838       153,839
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                                     153,838       153,775
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                     153,838       153,811
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                     637,554       637,273
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                     449,207       449,010
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                     307,676       307,676
                                                                     3,847,631

TIME DEPOSITS - 0.37%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                     615,352       615,352
                                                                       615,352
TOTAL SHORT TERM INVESTMENTS (COST: $41,437,055)                    41,437,055

TOTAL INVESTMENTS IN SECURITIES - 124.71%
 (COST $224,794,575)                                               206,263,396
OTHER ASSETS, LESS LIABILITIES - (24.71%)                          (40,874,930)
                                                                  ------------
NET ASSETS - 100.00%                                              $165,388,466
                                                                  ============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      37

Schedule of Investments

iSHARES MSCI FRANCE INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.82%
Total SA                                                  60,336  $  9,254,132
BNP Paribas SA                                            74,480     3,710,795
Aventis SA                                                62,640     3,042,493
Carrefour SA                                              52,864     2,634,988
AXA                                                      130,320     2,310,715
L'Oreal SA                                                31,216     2,169,421
Societe Generale Class A                                  29,664     1,967,114
Sanofi-Synthelabo SA                                      33,760     1,897,733
France Telecom/1/                                         71,712     1,779,357
Groupe Danone                                             11,424     1,566,547
Vivendi Universal SA/1/                                   83,792     1,408,447
STMicroelectronics NV                                     54,000     1,342,841
L'Air Liquide SA                                           9,338     1,340,986
Alcatel SA Class A/1/                                    113,104     1,229,351
LVMH Moet Hennessy Louis Vuitton SA                       20,416     1,227,206
Suez SA                                                   74,176     1,170,262
Compagnie de Saint-Gobain                                 28,368     1,108,459
Lafarge SA                                                15,120     1,015,105
Schneider Electric SA                                     18,288       987,455
Renault SA                                                15,536       936,428
PSA Peugeot Citroen                                       16,640       759,445
Accor SA                                                  17,856       695,750
Credit Agricole SA                                        30,400       577,408
Pinault-Printemps-Redoute SA                               6,256       537,457
Lagardere S.C.A                                           11,632       528,455
Bouygues SA                                               18,912       497,908
Compagnie Generale des Etablissements Michelin
 Class B                                                  12,240       496,948
Veolia Environnement                                      22,144       431,536
Pernod Ricard                                              4,960       425,572
European Aeronautic Defence and Space Co.                 26,336       416,366
Arcelor                                                   31,984       412,604
Cap Gemini SA/1/                                           9,920       407,874
Vinci SA                                                   6,224       403,850
Essilor International SA                                   9,296       377,625
Pechiney Class A                                           6,992       354,425
Societe Television Francaise 1                            10,944       332,467
Thomson                                                   16,848       306,502
Unibail Holding                                            3,984       298,309
Etablissements Economiques du Casino
  Guichard-Perrachon SA                                    3,456       275,090
Valeo SA                                                   7,248       275,014

                                                       SHARES OR
SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Publicis Groupe                                            9,024  $    264,331
Sodexho Alliance SA                                        8,816       258,238
Groupe Wanadoo SA/1/                                      34,576       227,386
Euronext NV                                                8,272       207,247
Thales SA                                                  6,976       199,975
Autoroutes du Sud de la France                             6,752       190,885
Gecina SA                                                  1,392       157,413
Sagem SA                                                   1,712       154,222
Technip-Coflexip SA                                        1,712       154,034
Business Objects SA/1/                                     5,632       150,256
Dassault Systemes SA                                       3,856       139,282
Societe BIC SA                                             3,322       136,771
Hermes International                                         864       135,648
CNP Assurances                                             3,024       120,352
Imerys SA                                                    702       115,686
Air France                                                 6,608       104,108
Klepierre                                                  2,080       102,238
Zodiac SA                                                  3,840       101,984
Atos Origin SA/1/                                          1,952        81,652
ALSTOM/1/                                                 26,576        65,358
TOTAL COMMON STOCKS
 (COST: $63,967,864)                                                53,977,506

SHORT TERM INVESTMENTS - 12.31%

MONEY MARKET FUNDS - 8.02%
Barclays Global Investors Funds
 Institutional Money Market Fund, Institutional
 Shares/2/,/3/                                         2,851,203     2,851,203
Barclays Global Investors Funds Prime
 Money Market Fund, Institutional Shares/2/,/3/        1,079,748     1,079,748
BlackRock Temp Cash Money Market Fund/2/                  56,814        56,814
Short Term Investment Co. -
 Liquid Assets Money Market Portfolio/2/                  98,159        98,159
Short Term Investment Co. -
 Prime Money Market Portfolio, Institutional
 Shares/2/                                               249,626       249,626
                                                                     4,335,550

FLOATING RATE NOTES - 2.98%
Beta Finance Inc.
  1.07%, 05/20/04/2/                                 $    49,079        49,074
  1.16%, 08/23/04/2/                                      49,079        49,120

38                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI FRANCE INDEX FUND
August 31, 2003

SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                 $    39,264   $    39,264
  1.37%, 08/26/04/2/                                      98,159        98,159
CC USA Inc.
  1.06%, 05/24/04/2/                                      98,159        98,152
  1.07%, 04/19/04/2/                                      43,190        43,189
  1.11%, 07/15/04/2/                                      49,079        49,095
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                      98,159        98,148
  1.24%, 08/09/04/2/                                      24,540        24,536
Five Finance Inc.
  1.08%, 04/15/04/2/                                      49,079        49,079
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                      98,159        98,159
Holmes Financing PLC
  1.07%, 04/15/04/2/                                      19,632        19,632
K2 USA LLC
  1.07%, 08/16/04/2/                                      24,540        24,536
  1.08%, 04/13/04/2/                                      49,079        49,078
  1.08%, 05/17/04/2/                                      49,079        49,078
Links Finance LLC
  1.05%, 07/20/04/2/                                      39,264        39,257
  1.07%, 05/04/04/2/                                      49,079        49,078
  1.07%, 06/28/04/2/                                      49,079        49,071
  1.08%, 03/29/04/2/                                      49,079        49,079
Nationwide Building Society
  1.08%, 07/23/04/2/                                      73,619        73,619
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                      49,079        49,071
  1.06%, 10/15/03/2/                                      98,159        98,158
  1.06%, 07/01/04/2/                                      49,079        49,069
  1.24%, 08/06/04/2/                                      24,540        24,537
Tango Finance Corp.
  1.05%, 07/15/04/2/                                      29,448        29,440
  1.06%, 07/06/04/2/                                      29,448        29,445
Toronto Dominion
  1.33%, 08/23/04/2/                                      63,803        63,773
White Pine Finance LLC
  1.06%, 07/06/04/2/                                      58,895        58,891
  1.07%, 05/17/04/2/                                      58,895        58,895
  1.08%, 04/20/04/2/                                      49,079        49,079
                                                                     1,608,761
COMMERCIAL PAPER - 1.13%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                      29,448        29,429
CRC Funding LLC
  1.05%, 09/25/03/2/                                      49,079        49,047
  1.06%, 09/16/03/2/                                      19,632        19,624
Edison Asset Securitization
  1.06%, 09/05/03/2/                                      49,079        49,076
  1.06%, 09/15/03/2/                                      29,448        29,436
  1.07%, 10/23/03/2/                                      92,269        92,129
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                      49,079        49,057
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                      24,540        24,540
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                                      24,540        24,530
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                      24,540        24,535
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                     101,700       101,656
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                      71,656        71,624
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                      49,079        49,079
                                                                       613,762

TIME DEPOSITS - 0.18%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                      98,159        98,159
                                                                        98,159
TOTAL SHORT TERM INVESTMENTS
 (COST: $6,656,232)                                                  6,656,232

TOTAL INVESTMENTS IN SECURITIES - 112.13%
 (COST $70,624,096)                                                 60,633,738
OTHER ASSETS, LESS LIABILITIES - (12.13%)                           (6,558,562)
                                                                  ------------
NET ASSETS - 100.00%                                              $ 54,075,176
                                                                  ============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      39

Schedule of Investments

iSHARES MSCI GERMANY INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 95.00%
Siemens AG                                               206,577  $ 12,791,570
DaimlerChrysler AG                                       222,507     8,474,435
Deutsche Bank AG                                         139,455     8,059,586
Deutsche Telekom AG/1/                                   533,952     7,620,937
E.ON AG                                                  128,088     6,623,570
SAP AG                                                    51,867     6,224,064
BASF AG                                                  106,245     4,892,149
Allianz AG                                                53,271     4,749,667
Bayer AG                                                 194,238     4,152,053
Muenchener Rueckversicherungs-Gesellschaft AG             31,239     3,196,508
RWE AG                                                   114,831     3,092,570
Volkswagen AG                                             59,022     2,893,979
Schering AG                                               46,170     1,857,283
Deutsche Post AG                                         112,617     1,805,176
Commerzbank AG                                           119,664     1,672,456
Infineon Technologies AG/1/                              112,239     1,643,851
Bayerische Hypo-und Vereinsbank AG/1/                     96,822     1,515,850
METRO AG                                                  41,607     1,504,710
Deutsche Boerse AG                                        31,023     1,499,668
ThyssenKrupp AG                                           92,421     1,252,128
ALTANA AG                                                 20,196     1,035,710
adidas-Salomon AG                                         12,123     1,015,142
Linde AG                                                  23,382       978,326
Beiersdorf AG                                              7,317       929,457
Deutsche Lufthansa AG                                     66,177       904,564
Continental AG                                            33,993       885,999
MAN AG                                                    33,048       725,668
TUI AG                                                    38,070       606,057
Puma AG                                                    4,860       551,721
QIAGEN NV/1/                                              42,066       543,127
HeidelbergerCement AG/1/                                  13,078       481,004
Fresenius Medical Care AG                                  9,450       478,295
Celesio AG                                                 9,693       394,923
Merck KGaA                                                12,717       368,178
KarstadtQuelle AG                                         13,014       342,342
EPCOS AG/1/                                               16,659       280,750
MLP AG/1/                                                 18,765       261,853

                                                       SHARES OR
SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Suedzucker AG                                             16,686  $    261,786
Douglas Holding AG                                         6,129       149,721
TOTAL COMMON STOCKS
 (COST: $138,837,473)                                               96,716,833

PREFERRED STOCKS - 4.88%
Henkel KGaA                                               20,277     1,289,867
Volkswagen AG                                             29,106       968,251
Porsche AG                                                 2,106       897,125
RWE AG                                                    32,589       773,552
Wella AG                                                   6,750       501,639
ProSiebenSat.1 Media AG                                   25,407       274,759
Fresenius Medical Care AG                                  7,020       261,430
TOTAL PREFERRED STOCKS
 (COST: $4,605,958)                                                  4,966,623

SHORT TERM INVESTMENTS - 36.45%

MONEY MARKET FUNDS - 23.66%
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares/2/,/3/                          15,751,912    15,751,912
Barclays Global Investors Funds
 Prime Money Market Fund,
 Institutional Shares/2/,/3/                           6,059,551     6,059,551
BlackRock Temp Cash Money Market Fund/2/                 318,843       318,843
Short Term Investment Co. -
 Liquid Assets Money Market
 Portfolio/2/                                            550,868       550,868
Short Term Investment Co. -
 Prime Money Market Portfolio, Institutional
 Shares/2/                                             1,400,902     1,400,902
                                                                    24,082,076

FLOATING RATE NOTES - 8.87%
Beta Finance Inc.
  1.07%, 05/20/04/2/                                 $   275,434       275,405
  1.16%, 08/23/04/2/                                     275,434       275,664
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                     220,347       220,347
  1.37%, 08/26/04/2/                                     550,868       550,868

40                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI GERMANY INDEX FUND
August 31, 2003

SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
CC USA Inc.
  1.06%, 05/24/04/2/                                 $   550,868  $    550,829
  1.07%, 04/19/04/2/                                     242,382       242,374
  1.11%, 07/15/04/2/                                     275,434       275,520
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                     550,868       550,809
  1.24%, 08/09/04/2/                                     137,717       137,698
Five Finance Inc.
  1.08%, 04/15/04/2/                                     275,434       275,434
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                     550,868       550,868
Holmes Financing PLC
  1.07%, 04/15/04/2/                                     110,174       110,174
K2 USA LLC
  1.07%, 08/16/04/2/                                     137,717       137,697
  1.08%, 04/13/04/2/                                     275,434       275,426
  1.08%, 05/17/04/2/                                     275,434       275,424
Links Finance LLC
  1.05%, 07/20/04/2/                                     220,347       220,308
  1.07%, 05/04/04/2/                                     275,434       275,425
  1.07%, 06/28/04/2/                                     275,434       275,389
  1.08%, 03/29/04/2/                                     275,434       275,434
Nationwide Building Society
  1.08%, 07/23/04/2/                                     413,151       413,151
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                     275,434       275,386
  1.06%, 10/15/03/2/                                     550,868       550,862
  1.06%, 07/01/04/2/                                     275,434       275,377
  1.24%, 08/06/04/2/                                     137,717       137,704
Tango Finance Corp.
  1.05%, 07/15/04/2/                                     165,260       165,213
  1.06%, 07/06/04/2/                                     165,260       165,246
Toronto Dominion
  1.33%, 08/23/04/2/                                     358,064       357,889
White Pine Finance LLC
  1.06%, 07/06/04/2/                                     330,521       330,494
  1.07%, 05/17/04/2/                                     330,521       330,521
  1.08%, 04/20/04/2/                                     275,434       275,434
                                                                     9,028,370

COMMERCIAL PAPER - 3.38%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                     165,260       165,153

CRC Funding LLC
  1.05%, 09/25/03/2/                                     275,434       275,249
  1.06%, 09/16/03/2/                                     110,174       110,128
Edison Asset Securitization
  1.06%, 09/05/03/2/                                     275,434       275,410
  1.06%, 09/15/03/2/                                     165,260       165,197
  1.07%, 10/23/03/2/                                     517,816       517,031
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                     275,434       275,306
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                     137,717       137,717
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                                     137,717       137,660
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                     137,717       137,693
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                     570,744       570,491
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                     402,134       401,957
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                     275,434       275,434
                                                                     3,444,426

TIME DEPOSITS - 0.54%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                     550,868       550,868
                                                                       550,868
TOTAL SHORT TERM INVESTMENTS
 (COST: $37,105,740)                                                37,105,740

TOTAL INVESTMENTS IN SECURITIES - 136.33%
 (COST $180,549,171)                                               138,789,196
OTHER ASSETS, LESS LIABILITIES - (36.33%)                          (36,988,986)
                                                                  ------------
NET ASSETS - 100.00%                                              $101,800,210
                                                                  ============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      41

Schedule of Investments

iSHARES MSCI ITALY INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 95.58%
ENI SpA                                                  334,176  $  5,048,432
Telecom Italia SpA/1/                                  1,179,216     2,770,575
Assicurazioni Generali SpA                               120,120     2,580,887
Telecom Italia Mobile SpA                                497,532     2,195,886
UniCredito Italiano SpA                                  313,452     1,455,708
Banca Intesa SpA                                         477,793     1,434,696
Enel SpA                                                 232,956     1,419,481
Sanpaolo IMI SpA                                         137,748     1,323,293
Riunione Adriatica di Sicurta SpA                         58,140       836,198
Mediaset SpA                                              90,180       792,069
Alleanza Assicurazioni SpA                                87,552       790,134
Snam Rete Gas SpA                                        194,244       710,157
Mediobanca SpA                                            67,224       663,509
Banca Popolare di Verona e Novaro Scrl                    42,288       557,136
Banche Popolari Unite Scrl/1/                             35,040       534,354
Finmeccanica SpA                                         650,904       459,506
Banca Popolare di Milano Scrl                             99,900       457,367
Banca Monte dei Paschi di Siena SpA                      161,172       422,912
Luxottica Group SpA                                       27,576       412,355
SEAT Pagine Gialle SpA/1/                                476,620       409,729
Capitalia SpA/1/                                         166,536       336,425
Fiat SpA/1/                                               49,094       332,026
Banca Nazionale del Lavoro SpA/1/                        209,604       326,086
Mediolanum SpA                                            46,860       284,505
Parmalat Finanziaria SpA                                  74,892       242,150
Banca Fideuram SpA                                        42,204       241,873
Autogrill SpA/1/                                          19,260       220,548
Italcementi SpA                                           18,516       214,468
Arnoldo Mondadori Editore SpA                             25,896       187,930
Tiscali SpA/1/                                            27,204       173,230
Pirelli SpA                                              224,895       161,728
Snia SpA                                                  70,788       131,344
Bulgari SpA                                               19,008       126,465
Fineco SpA/1/                                            217,716       125,491
Benetton Group SpA                                        12,048       122,354
Gruppo Editoriale L'Espresso SpA                          25,764       110,599
Telecom Italia Media SpA/1/                              211,675        59,262
TOTAL COMMON STOCKS
 (COST: $33,270,860)                                                28,670,868

                                                       SHARES OR
SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
PREFERRED STOCKS - 4.09%
Telecom Italia SpA RNC/1/                                778,117  $  1,228,475
TOTAL PREFERRED STOCKS
 (COST: $1,121,571)                                                  1,228,475

SHORT TERM INVESTMENTS - 41.83%

MONEY MARKET FUNDS - 27.16%
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares/2/,/3/                           5,330,375     5,330,375
Barclays Global Investors Funds
 Prime Money Market Fund,
 Institutional Shares/2/,/3/                           2,047,734     2,047,734
BlackRock Temp Cash Money Market Fund/2/                 107,748       107,748
Short Term Investment Co. -
  Liquid Assets Money Market
  Portfolio/2/                                           186,158       186,158
Short Term Investment Co. -
  Prime Money Market
  Portfolio, Institutional Shares/2/                     473,414       473,414
                                                                     8,145,429

FLOATING RATE NOTES - 10.17%
Beta Finance Inc.
  1.07%, 05/20/04/2/                                 $    93,079        93,069
  1.16%, 08/23/04/2/                                      93,079        93,157
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                      74,463        74,464
  1.37%, 08/26/04/2/                                     186,158       186,158
CC USA Inc.
  1.06%, 05/24/04/2/                                     186,158       186,144
  1.07%, 04/19/04/2/                                      81,809        81,907
  1.11%, 07/15/04/2/                                      93,079        93,108
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                     186,158       186,138
  1.24%, 08/09/04/2/                                      46,539        46,533
Five Finance Inc.
  1.08%, 04/15/04/2/                                      93,079        93,079
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                     186,158       186,158

42                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI ITALY INDEX FUND
August 31, 2003

SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Holmes Financing PLC
  1.07%, 04/15/04/2/                                 $    37,232   $    37,232
K2 USA LLC
  1.07%, 08/16/04/2/                                      46,539        46,533
  1.08%, 04/13/04/2/                                      93,079        93,077
  1.08%, 05/17/04/2/                                      93,079        93,076
Links Finance LLC
  1.05%, 07/20/04/2/                                      74,463        74,450
  1.07%, 05/04/04/2/                                      93,079        93,076
  1.07%, 06/28/04/2/                                      93,079        93,064
  1.08%, 03/29/04/2/                                      93,079        93,079
Nationwide Building Society
  1.08%, 07/23/04/2/                                     139,618       139,618
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                      93,079        93,062
  1.06%, 10/15/03/2/                                     186,158       186,155
  1.06%, 07/01/04/2/                                      93,079        93,060
  1.24%, 08/06/04/2/                                      46,539        46,535
Tango Finance Corp.
  1.05%, 07/15/04/2/                                      55,847        55,831
  1.06%, 07/06/04/2/                                      55,847        55,842
Toronto Dominion
  1.33%, 08/23/04/2/                                     121,002       120,943
White Pine Finance LLC
  1.06%, 07/06/04/2/                                     111,695       111,686
  1.07%, 05/17/04/2/                                     111,695       111,695
  1.08%, 04/20/04/2/                                      93,079        93,079
                                                                     3,051,008

COMMERCIAL PAPER - 3.88%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                      55,847        55,811
CRC Funding LLC
  1.05%, 09/25/03/2/                                      93,079        93,016
  1.06%, 09/16/03/2/                                      37,232        37,216
Edison Asset Securitization
  1.06%, 09/05/03/2/                                      93,079        93,071
  1.06%, 09/15/03/2/                                      55,847        55,826
  1.07%, 10/23/03/2/                                     174,988       174,723
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                      93,079        93,035
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                      46,539        46,539
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                                      46,539        46,520
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                      46,539        46,531
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                     192,874       192,789
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                     135,895       135,835
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                      93,079        93,079
                                                                     1,163,991

TIME DEPOSITS - 0.62%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                     186,158       186,158
                                                                       186,158
TOTAL SHORT TERM INVESTMENTS
 (COST: $12,546,586)                                                12,546,586

TOTAL INVESTMENTS IN SECURITIES - 141.50%
 (COST $46,939,017)                                                 42,445,929
OTHER ASSETS, LESS LIABILITIES - (41.50%)                          (12,448,702)
                                                                  ------------
NET ASSETS - 100.00%                                              $ 29,997,227
                                                                  ============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      43

Schedule of Investments

iSHARES MSCI NETHERLANDS INDEX FUND
August 31, 2003

SECURITY                                                  SHARES        VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.06%
Royal Dutch Petroleum Co.                                 94,796  $  4,230,711
ING Groep NV                                             124,150     2,420,764
Unilever NV CVA                                           34,268     1,907,478
Koninklijke Philips Electronics NV                        38,922       948,661
Akzo Nobel NV                                             28,184       923,964
AEGON NV                                                  69,031       854,901
TPG NV                                                    44,538       831,271
ABN AMRO Holding NV                                       46,540       814,986
Heineken NV                                               20,722       791,951
Koninklijke KPN NV/1/                                    107,900       747,504
Reed Elsevier NV                                          63,856       703,879
ASML Holding NV/1/                                        34,086       537,020
VNU NV                                                    14,456       449,156
IHC Caland NV                                              8,476       428,067
Koninklijke Ahold NV/1/                                   37,492       353,997
Wolters Kluwer NV CVA                                     22,386       348,264
Koninklijke Numico NA CVA                                 16,640       322,814
Oce NV                                                    19,318       248,996
Vedior NV                                                 18,122       224,429
Koninklijke Vendex KBB NV                                 16,458       186,294
DSM NV                                                     1,768        80,458
Rodamco Europe NV                                            884        44,228
Hagemeyer NV                                               6,630        24,094
TOTAL COMMON STOCKS
 (COST: $23,826,868)                                                18,423,887

SHORT TERM INVESTMENTS - 8.06%

MONEY MARKET FUNDS - 5.23%
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares/2/,/3/                             635,304       635,304
Barclays Global Investors Funds
 Prime Money Market Fund,
 Institutional Shares/2/,/3/                             245,188       245,188
BlackRock Temp Cash Money
 Market Fund/2/                                           12,901        12,901
Short Term Investment Co. -
 Liquid Assets Money Market Portfolio/2/                  22,290        22,290

                                                       SHARES OR
SECURITY                                               PRINCIPAL        VALUE
------------------------------------------------------------------------------
Short Term Investment Co. -
 Prime Money Market Portfolio, Institutional
 Shares/2/                                                56,685  $     56,685
                                                                       972,368

FLOATING RATE NOTES - 1.96%
Beta Finance Inc.
  1.07%, 05/20/04/2/                                 $    11,145        11,144
  1.16%, 08/23/04/2/                                      11,145        11,154
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                       8,916         8,916
  1.37%, 08/26/04/2/                                      22,290        22,290
CC USA Inc.
  1.06%, 05/24/04/2/                                      22,290        22,288
  1.07%, 04/19/04/2/                                       9,808         9,808
  1.11%, 07/15/04/2/                                      11,145        11,148
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                      22,290        22,287
  1.24%, 08/09/04/2/                                       5,572         5,572
Five Finance Inc.
  1.08%, 04/15/04/2/                                      11,145        11,145
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                      22,290        22,290
Holmes Financing PLC
  1.07%, 04/15/04/2/                                       4,458         4,458
K2 USA LLC
  1.07%, 08/16/04/2/                                       5,572         5,572
  1.08%, 04/13/04/2/                                      11,145        11,145
  1.08%, 05/17/04/2/                                      11,145        11,145
Links Finance LLC
  1.05%, 07/20/04/2/                                       8,916         8,914
  1.07%, 05/04/04/2/                                      11,145        11,145
  1.07%, 06/28/04/2/                                      11,145        11,143
  1.08%, 03/29/04/2/                                      11,145        11,145
Nationwide Building Society
  1.08%, 07/23/04/2/                                      16,717        16,717
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                      11,145        11,143
  1.06%, 10/15/03/2/                                      22,290        22,290
  1.06%, 07/01/04/2/                                      11,145        11,143
  1.24%, 08/06/04/2/                                       5,572         5,572

44                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI NETHERLANDS INDEX FUND
August 31, 2003

SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Tango Finance Corp.
  1.05%, 07/15/04/2/                                 $     6,687  $      6,685
  1.06%, 07/06/04/2/                                       6,687         6,686
Toronto Dominion
  1.33%, 08/23/04/2/                                      14,488        14,481
White Pine Finance LLC
  1.06%, 07/06/04/2/                                      13,374        13,373
  1.07%, 05/17/04/2/                                      13,374        13,374
  1.08%, 04/20/04/2/                                      11,145        11,145
                                                                       365,318
COMMERCIAL PAPER - 0.75%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                       6,687         6,683
CRC Funding LLC
  1.05%, 09/25/03/2/                                      11,145        11,137
  1.06%, 09/16/03/2/                                       4,458         4,456
Edison Asset Securitization
  1.06%, 09/05/03/2/                                      11,145        11,144
  1.06%, 09/15/03/2/                                       6,687         6,684
  1.07%, 10/23/03/2/                                      20,952        20,921
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                      11,145        11,140
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                       5,572         5,572
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                                       5,572         5,570
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                       5,572         5,571
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                      23,094        23,084
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                      16,272        16,265
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                      11,145        11,145
                                                                       139,372

TIME DEPOSITS - 0.12%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                      22,290        22,290
                                                                        22,290
TOTAL SHORT TERM INVESTMENTS
 (COST: $1,499,348)                                                  1,499,348

TOTAL INVESTMENTS IN SECURITIES - 107.12%
 (COST $25,326,216)                                                 19,923,235
OTHER ASSETS, LESS LIABILITIES - (7.12%)                            (1,323,979)
                                                                  ------------
NET ASSETS - 100.00%                                              $ 18,599,256
                                                                  ============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      45

Schedule of Investments

iSHARES MSCI SPAIN INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.95%
Telefonica SA                                          1,027,865  $ 12,097,445
Banco Santander Central Hispano SA                       825,900     7,045,491
Banco Bilbao Vizcaya Argentaria SA                       482,910     5,169,322
Repsol YPF SA                                            145,380     2,454,843
Iberdrola SA                                             143,760     2,443,272
Endesa SA                                                156,270     2,432,846
Banco Popular Espanol SA                                  39,960     1,798,755
Altadis SA                                                67,650     1,596,868
Industria de Diseno Textil SA                             59,190     1,471,904
Union Fenosa SA                                           76,680     1,200,506
Gas Natural SDG SA                                        57,840     1,071,288
Bankinter SA                                              28,440       955,463
Abertis Infraestructuras SA                               58,650       769,482
Sociedad General de Aguas de Barcelona SA                 56,430       721,770
NH Hoteles SA/1/                                          63,210       697,453
FAES FARMA SA                                             53,866       686,018
Acerinox SA                                               15,270       647,126
ACS, Actividades de Construccion y Servicios SA           15,000       628,603
Fomento de Construcciones y Contratas SA                  20,490       607,391
Amadeus Global Travel Distribution SA Class A             78,360       524,792
Grupo Dragados SA                                         24,840       503,165
Promotora de Infomaciones SA                              47,310       486,174
Corporacion Mapfre SA                                     43,320       475,610
Zeltia SA                                                 68,760       458,234
Viscofan SA                                               55,950       419,550
Telefonica Publicidad e Informacion SA                    82,530       382,373
Indra Sistemas SA                                         33,930       375,498
Sacyr Vallehermoso SA                                     33,330       365,930
Acciona SA                                                 7,020       362,241
Grupo Ferrovial SA                                        12,960       348,321
Uralita SA                                                52,560       343,926
Ebro Puleva SA                                            31,297       283,478
Iberia Lineas Aereas de Espana SA                        107,490       223,045

                                                       SHARES OR
SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Grupo Empresarial ENCE SA                                 12,000  $    212,114
Prosegur Compania de Seguridad SA                          5,340        87,062
TOTAL COMMON STOCKS
 (COST: $46,941,613)                                                50,347,359

SHORT TERM INVESTMENTS - 25.63%

MONEY MARKET FUNDS - 16.66%
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares/2/,/3/                           5,503,339     5,503,339
Barclays Global Investors Funds
 Prime Money Market Fund,
 Institutional Shares/2/,/3/                           2,101,468     2,101,468
BlackRock Temp Cash Money Market Fund/2/                 110,575       110,575
Short Term Investment Co. -
 Liquid Assets Money Market Portfolio/2/                 191,043       191,043
Short Term Investment Co. -
 Prime Money Market Portfolio,
 Institutional Shares/2/                                 485,837       485,837
                                                                     8,392,262

FLOATING RATE NOTES - 6.22%
Beta Finance Inc.
  1.07%, 05/20/04/2/                                 $    95,521        95,511
  1.16%, 08/23/04/2/                                      95,521        95,601
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                      76,417        76,417
  1.37%, 08/26/04/2/                                     191,043       191,043
CC USA Inc.
  1.06%, 05/24/04/2/                                     191,043       191,029
  1.07%, 04/19/04/2/                                      84,059        84,056
  1.11%, 07/15/04/2/                                      95,521        95,551
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                     191,043       191,022
  1.24%, 08/09/04/2/                                      47,761        47,754
Five Finance Inc.
  1.08%, 04/15/04/2/                                      95,521        95,521

46                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI SPAIN INDEX FUND
August 31, 2003

SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                 $   191,043   $   191,043
Holmes Financing PLC
  1.07%, 04/15/04/2/                                      38,209        38,209
K2 USA LLC
  1.07%, 08/16/04/2/                                      47,761        47,754
  1.08%, 04/13/04/2/                                      95,521        95,518
  1.08%, 05/17/04/2/                                      95,521        95,518
Links Finance LLC
  1.05%, 07/20/04/2/                                      76,417        76,404
  1.07%, 05/04/04/2/                                      95,521        95,519
  1.07%, 06/28/04/2/                                      95,521        95,506
  1.08%, 03/29/04/2/                                      95,521        95,521
Nationwide Building Society
  1.08%, 07/23/04/2/                                     143,282       143,282
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                      95,521        95,504
  1.06%, 10/15/03/2/                                     191,043       191,040
  1.06%, 07/01/04/2/                                      95,521        95,502
  1.24%, 08/06/04/2/                                      47,761        47,757
Tango Finance Corp.
  1.05%, 07/15/04/2/                                      57,313        57,296
  1.06%, 07/06/04/2/                                      57,313        57,308
Toronto Dominion
  1.33%, 08/23/04/2/                                     124,178       124,117
White Pine Finance LLC
  1.06%, 07/06/04/2/                                     114,626       114,616
  1.07%, 05/17/04/2/                                     114,626       114,626
  1.08%, 04/20/04/2/                                      95,521        95,521
                                                                     3,131,066

COMMERCIAL PAPER - 2.37%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                      57,313        57,276
CRC Funding LLC
  1.05%, 09/25/03/2/                                      95,521        95,457
  1.06%, 09/16/03/2/                                      38,209        38,193
Edison Asset Securitization
  1.06%, 09/05/03/2/                                      95,521        95,513
  1.06%, 09/15/03/2/                                      57,313        57,291
  1.07%, 10/23/03/2/                                     179,580       179,308
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                      95,521        95,477
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                      47,761        47,761
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                                      47,761        47,741
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                      47,761        47,752
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                     197,935       197,848
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                     139,461       139,400
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                      95,521        95,521
                                                                     1,194,538

TIME DEPOSITS - 0.38%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                     191,043       191,043
                                                                       191,043
TOTAL SHORT TERM INVESTMENTS
 (COST: $12,908,909)                                                12,908,909

TOTAL INVESTMENTS IN SECURITIES - 125.58%
 (COST $59,850,522)                                                 63,256,268
OTHER ASSETS, LESS LIABILITIES - (25.58%)                          (12,884,316)
                                                                  ------------
NET ASSETS - 100.00%                                              $ 50,371,952
                                                                  ============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      47

Schedule of Investments

iSHARES MSCI SWEDEN INDEX FUND
August 31, 2003

SECURITY                                                  SHARES        VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.95%
Telefonaktiebolaget LM Ericsson Class B/1/             1,860,480  $  2,848,173
Nordea AB                                                294,876     1,498,855
Hennes & Mauritz AB Class B                               59,328     1,248,831
Svenska Handelsbanken AB Class A                          68,832     1,090,781
Electrolux AB Series B                                    37,944       846,356
Telia AB                                                 207,421       813,688
Svenska Cellulosa AB Class B                              22,716       786,524
Sandvik AB                                                28,818       773,769
Volvo AB Class B                                          26,604       642,732
Skandinaviska Enskilda Banken AB Class A                  61,560       589,006
Securitas AB Class B                                      38,214       468,466
Tele2 AB Class B/1/                                       11,844       445,503
Atlas Copco AB Class A                                    14,202       424,640
SKF AB Class B                                            11,358       353,189
ASSA Abloy AB Class B                                     38,754       342,989
Skandia Forsakrings AB                                   106,290       339,418
Skanska AB Class B                                        50,202       327,227
Swedish Match AB                                          45,684       308,705
Atlas Copco AB Class B                                     8,640       237,669
Volvo AB Class A                                          10,332       236,638
Nobel Biocare Holding AG                                   2,592       204,912
Holmen AB Class B                                          6,534       199,665
Eniro AB                                                  21,402       175,338
Drott AB Class B                                          12,132       168,315
Gambro AB Class A                                         24,228       163,718
Trelleborg AB Class B                                     11,790       146,649
Getinge AB Class B                                         4,698       144,965
Svenskt Stal AB Series A                                   9,036       123,201
Svenska Handelsbanken AB Class B                           7,560       115,282
Modern Times Group AB Class B/1/                           6,300       100,213
Alfa Laval AB                                              8,226        94,940
Gambro AB Class B                                         14,058        94,155
SKF AB Class A                                             2,934        90,885
Billerud AB                                                6,768        84,993
SAS AB/1/                                                 10,548        84,523
Hoganas AB Class B                                         4,086        79,656
Svenskt Stal AB Series B                                   4,716        61,198
OM AB                                                      5,886        52,093

                                                       SHARES OR
SECURITY                                               PRINCIPAL        VALUE
------------------------------------------------------------------------------
Castellum AB                                               3,078  $     50,986
WM-Data AB Class B/1/                                     27,594        46,863
Sapa AB                                                    2,106        39,545
Axfood AB                                                  2,340        38,621
TOTAL COMMON STOCKS
 (COST: $18,208,385)                                                16,983,875

SHORT TERM INVESTMENTS - 25.58%

MONEY MARKET FUNDS - 16.60%
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares/2/,/3/                           1,844,126     1,844,126
Barclays Global Investors Funds
 Prime Money Market Fund,
 Institutional Shares/2/,/3/                             709,930       709,930
BlackRock Temp Cash Money Market Fund/2/                  37,355        37,355
Short Term Investment Co. -
 Liquid Assets Money Market Portfolio/2/                  64,539        64,539
Short Term Investment Co. -
 Prime Money Market
 Portfolio, Institutional Shares/2/                      164,128       164,128
                                                                     2,820,078

FLOATING RATE NOTES - 6.23%
Beta Finance Inc.
  1.07%, 05/20/04/2/                                 $    32,270        32,266
  1.16%, 08/23/04/2/                                      32,270        32,297
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                      25,816        25,816
  1.37%, 08/26/04/2/                                      64,539        64,539
CC USA Inc.
  1.06%, 05/24/04/2/                                      64,539        64,534
  1.07%, 04/19/04/2/                                      28,397        28,397
  1.11%, 07/15/04/2/                                      32,270        32,280
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                      64,539        64,532
  1.24%, 08/09/04/2/                                      16,135        16,133
Five Finance Inc.
  1.08%, 04/15/04/2/                                      32,270        32,270

48                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI SWEDEN INDEX FUND
August 31, 2003

SECURITY                                               PRINCIPAL        VALUE
------------------------------------------------------------------------------
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                 $    64,539  $     64,539
Holmes Financing PLC
  1.07%, 04/15/04/2/                                      12,908        12,908
K2 USA LLC
  1.07%, 08/16/04/2/                                      16,135        16,132
  1.08%, 04/13/04/2/                                      32,270        32,269
  1.08%, 05/17/04/2/                                      32,270        32,269
Links Finance LLC
  1.05%, 07/20/04/2/                                      25,816        25,811
  1.07%, 05/04/04/2/                                      32,270        32,268
  1.07%, 06/28/04/2/                                      32,270        32,264
  1.08%, 03/29/04/2/                                      32,270        32,270
Nationwide Building Society
  1.08%, 07/23/04/2/                                      48,404        48,405
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                      32,270        32,264
  1.06%, 10/15/03/2/                                      64,539        64,538
  1.06%, 07/01/04/2/                                      32,270        32,263
  1.24%, 08/06/04/2/                                      16,135        16,133
Tango Finance Corp.
  1.05%, 07/15/04/2/                                      19,362        19,356
  1.06%, 07/06/04/2/                                      19,362        19,360
Toronto Dominion
  1.33%, 08/23/04/2/                                      41,950        41,930
White Pine Finance LLC
  1.06%, 07/06/04/2/                                      38,720        38,720
  1.07%, 05/17/04/2/                                      38,723        38,723
  1.08%, 04/20/04/2/                                      38,723        32,270
                                                                     1,057,756

COMMERCIAL PAPER - 2.37%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                      19,362        19,349
CRC Funding LLC
  1.05%, 09/25/03/2/                                      32,270        32,248
  1.06%, 09/16/03/2/                                      12,908        12,902
Edison Asset Securitization
  1.06%, 09/05/03/2/                                      32,270        32,267
  1.06%, 09/15/03/2/                                      19,362        19,354
  1.07%, 10/23/03/2/                                      60,667        60,575
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                      32,270        32,254
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                      16,135        16,135
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                                      16,135        16,128
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                      16,132        16,132
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                      66,868        66,838
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                      47,114        47,093
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                      32,270        32,270
                                                                       403,545

TIME DEPOSITS - 0.38%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                      64,539        64,539
                                                                        64,539
TOTAL SHORT TERM INVESTMENTS
 (COST: $4,345,918)                                                  4,345,918

TOTAL INVESTMENTS IN SECURITIES - 125.53%
 (COST $22,554,303)                                                 21,329,793
OTHER ASSETS, LESS LIABILITIES - (25.53%)                           (4,337,872)
                                                                  ------------
NET ASSETS - 100.00%                                              $ 16,991,921
                                                                  ============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      49

Schedule of Investments

iSHARES MSCI SWITZERLAND INDEX FUND
August 31, 2003

SECURITY                                                  SHARES        VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.67%
Novartis AG                                              170,154  $  6,256,778
Nestle SA Registered                                      19,470     4,240,013
UBS AG Registered                                         48,761     2,630,319
Roche Holding AG Genusschein                              33,440     2,560,737
Zurich Financial Services AG/1/                           13,189     1,695,063
Credit Suisse Group                                       53,869     1,682,745
Swiss Reinsurance Co.                                     25,075     1,539,717
Holcim Ltd. Registered                                    29,590     1,172,571
Swisscom AG Registered                                     3,454       944,545
Synthes-Stratec Inc.                                       1,144       930,360
Ciba Specialty Chemicals AG Registered/1/                 13,095       900,863
Compagnie Financiere Richemont AG Class A                 44,000       841,955
Givaudan SA Registered                                     2,002       829,074
Serono SA                                                  1,276       808,120
Syngenta AG                                               12,584       691,848
Adecco SA Registered                                      12,452       629,468
Lonza Group AG Registered                                 12,586       617,370
Schindler Holding AG
  Participation Certificates/1/                            2,882       586,462
Swatch Group (The) AG Class B                              4,972       482,805
Julius Baer Holding AG                                     1,644       464,835
Societe Generale de Surveillance Holding SA                  946       448,498
Swatch Group (The) AG Registered                          22,286       435,998
ABB Ltd./1/                                               62,898       358,827
Banque Cantonale Vaudoise/1/                               4,998       349,544
Valora Holding AG Registered                               1,606       309,607
Schindler Holding AG Registered/1/                         1,408       307,125
Clariant AG Registered/1/                                 19,382       262,938
Vontobel Holding AG Registered                            13,200       247,403
Logitech International SA Registered/1/                    3,080        98,961
Sulzer AG Registered                                         440        90,793
Geberit AG Registered                                        176        60,319
Kudelski SA Bearer/1/                                      1,826        50,847
Kuoni Reisen Holding AG Registered                            22         6,024
TOTAL COMMON STOCKS
 (COST: $36,792,303)                                                33,532,532

                                                       SHARES OR
SECURITY                                               PRINCIPAL        VALUE
------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.64%

MONEY MARKET FUNDS - 1.72%
Barclays Global Investors Funds Institutional
 Money Market Fund, Institutional Shares/2/,/3/          378,497  $    378,497
Barclays Global Investors Funds Prime Money
 Market Fund, Institutional Shares/2/,/3/                144,859       144,859
BlackRock Temp Cash Money Market Fund/2/                   7,622         7,622
Short Term Investment Co. -
 Liquid Assets Money Market Portfolio/2/                  13,169        13,169
Short Term Investment Co. -
 Prime Money Market Portfolio, Institutional
 Shares/2/                                                33,490        33,490
                                                                       577,637

FLOATING RATE NOTES - 0.64%
Beta Finance Inc.
  1.07%, 05/20/04/2/                                 $     6,585         6,584
  1.16%, 08/23/04/2/                                       6,585         6,590
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                       5,268         5,268
  1.37%, 08/26/04/2/                                      13,169        13,169
CC USA Inc.
  1.06%, 05/24/04/2/                                      13,169        13,168
  1.07%, 04/19/04/2/                                       5,794         5,794
  1.11%, 07/15/04/2/                                       6,585         6,587
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                      13,169        13,168
  1.24%, 08/09/04/2/                                       3,292         3,292
Five Finance Inc.
  1.08%, 04/15/04/2/                                       6,585         6,585
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                      13,169        13,169
Holmes Financing PLC
  1.07%, 04/15/04/2/                                       2,634         2,634

50                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI SWITZERLAND INDEX FUND
August 31, 2003

SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
K2 USA LLC
  1.07%, 08/16/04/2/                                 $     3,292  $      3,292
  1.08%, 04/13/04/2/                                       6,585         6,584
  1.08%, 05/17/04/2/                                       6,585         6,584
Links Finance LLC
  1.05%, 07/20/04/2/                                       5,268         5,267
  1.07%, 05/04/04/2/                                       6,585         6,584
  1.07%, 06/28/04/2/                                       6,585         6,583
  1.08%, 03/29/04/2/                                       6,585         6,585
Nationwide Building Society
  1.08%, 07/23/04/2/                                       9,877         9,877
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                       6,585         6,583
  1.06%, 10/15/03/2/                                      13,169        13,169
  1.06%, 07/01/04/2/                                       6,585         6,583
  1.24%, 08/06/04/2/                                       3,292         3,292
Tango Finance Corp.
  1.05%, 07/15/04/2/                                       3,951         3,950
  1.06%, 07/06/04/2/                                       3,951         3,950
Toronto Dominion
  1.33%, 08/23/04/2/                                       8,560         8,556
White Pine Finance LLC
  1.06%, 07/06/04/2/                                       7,901         7,901
  1.07%, 05/17/04/2/                                       7,901         7,901
  1.08%, 04/20/04/2/                                       6,585         6,585
                                                                       215,834

COMMERCIAL PAPER - 0.24%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                       3,951         3,948
CRC Funding LLC
  1.05%, 09/25/03/2/                                       6,585         6,580
  1.06%, 09/16/03/2/                                       2,634         2,633
Edison Asset Securitization
  1.06%, 09/05/03/2/                                       6,585         6,584
  1.06%, 09/15/03/2/                                       3,951         3,949
  1.07%, 10/23/03/2/                                      12,379        12,360
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                       6,585         6,581
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                       3,292         3,292
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                                       3,292         3,291
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                       3,292         3,292
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                      13,644        13,638
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                       9,613         9,609
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                       6,585         6,585
                                                                        82,342

TIME DEPOSITS - 0.04%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                      13,169        13,169
                                                                        13,169
TOTAL SHORT TERM INVESTMENTS
 (COST: $888,982)                                                      888,982

TOTAL INVESTMENTS IN SECURITIES - 102.31%
 (COST $37,681,285)                                                 34,421,514
OTHER ASSETS, LESS LIABILITIES - (2.31%)                              (778,226)
                                                                  ------------
NET ASSETS - 100.00%                                              $ 33,643,288
                                                                  ============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS                                                      51

Schedule of Investments

iSHARES MSCI UNITED KINGDOM INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 99.14%
BP PLC                                                 2,110,794  $ 14,323,231
HSBC Holdings PLC                                      1,032,748    13,280,755
Vodafone Group PLC                                     6,505,918    11,911,527
GlaxoSmithKline PLC                                      571,764    10,915,960
Royal Bank of Scotland Group PLC                         265,814     6,617,903
AstraZeneca PLC                                          163,560     6,286,678
Shell Transport & Trading Co. PLC                        922,084     5,782,978
Barclays PLC/3/                                          624,370     4,542,947
HBOS PLC                                                 360,876     4,018,542
Lloyds TSB Group PLC                                     531,164     3,486,700
Diageo PLC                                               297,076     3,185,922
BT Group PLC                                             827,845     2,409,377
Tesco PLC                                                686,024     2,343,856
Rio Tinto PLC                                            102,022     2,244,703
Unilever PLC                                             262,624     2,137,261
National Grid Transco PLC                                294,161     1,801,832
Aviva PLC                                                213,904     1,696,788
British American Tobacco PLC                             155,092     1,567,574
BHP Billiton PLC                                         235,754     1,549,416
BG Group PLC                                             338,604     1,460,813
Prudential PLC                                           190,704     1,316,685
British Sky Broadcasting Group PLC/1/                    120,466     1,261,422
Cadbury Schweppes PLC                                    197,606     1,193,992
Compass Group PLC                                        211,874     1,173,799
Centrica PLC                                             405,246     1,139,374
Imperial Tobacco Group PLC                                69,716     1,089,500
Reckitt Benckiser PLC                                     57,304     1,078,623
Marks & Spencer Group PLC                                215,938     1,040,050
GUS PLC                                                   96,106     1,039,787
WPP Group PLC                                            112,346     1,024,459
Scottish Power PLC                                       177,016     1,014,282
Legal & General Group PLC                                625,322       984,158
Kingfisher PLC                                           218,428       939,756
Reed Elsevier PLC                                        121,220       929,938
Boots Group PLC                                           79,228       828,358
Scottish & Southern Energy PLC                            82,882       825,921
BAE Systems PLC                                          291,450       787,159
Pearson PLC                                               76,792       750,658
BAA PLC                                                  102,660       740,464
Wolseley PLC                                              55,854       640,516
BOC Group PLC                                             46,690       637,711
Land Securities Group PLC                                 45,197       611,242
J Sainsbury PLC                                          138,330       603,351
Smiths Group PLC                                          53,592       596,775
3i Group PLC                                              59,392       590,903
Rentokil Initial PLC                                     177,712       590,301
Smith & Nephew PLC                                        88,914       570,997
SABMiller PLC                                             74,704       558,616
InterContinental Hotels Group PLC/1/                      70,739       547,149
Amersham PLC                                              66,584       537,128
Reuters Group PLC                                        134,386       526,099
Carnival PLC                                              15,937       518,032
Man Group PLC                                             25,984       504,710
AMVESCAP PLC                                              63,800       500,794
Hanson PLC                                                71,804       468,501
Next PLC                                                  27,144       461,981
Hilton Group PLC                                         149,872       461,082
Scottish & Newcastle PLC                                  76,618       455,676
Safeway PLC                                               98,078       439,807
Cable & Wireless PLC                                     229,854       432,650
Granada PLC                                              266,510       432,091
Dixons Group PLC                                         184,208       401,363
United Utilities PLC                                      52,896       390,312
British Land Co. PLC                                      47,444       372,784
Rolls-Royce Group PLC                                    136,532       366,591
Imperial Chemical Industries PLC                         111,940       343,499
Severn Trent PLC                                          33,234       336,434
Whitebread PLC                                            28,246       333,522
Bunzl PLC                                                 45,820       333,389
Friends Provident PLC                                    152,482       329,825
EMAP PLC                                                  24,012       324,547
Johnson Matthey PLC                                       20,706       321,458
Sage Group PLC                                           114,202       305,280
Exel PLC                                                  28,130       300,339
Tomkins PLC                                               71,572       297,457
Royal & Sun Alliance Insurance Group                     135,662       297,198
GKN PLC                                                   70,296       291,598
Signet Group PLC                                         168,200       290,660
Rexam PLC                                                 44,776       290,203
Mitchells & Butlers PLC/1/                                70,740       281,970
Hays PLC                                                 154,512       281,059
Peninsular & Oriental Steam Navigation Co. (The)          67,164       273,294
Daily Mail & General Trust Class A                        30,160       266,078
Rank Group PLC                                            58,696       263,440
Electrocomponents PLC                                     42,108       253,096
Slough Estates PLC                                        42,572       251,845
International Power PLC/1/                               104,632       248,252
Provident Financial PLC                                   24,418       246,802

52                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI UNITED KINGDOM INDEX FUND
August 31, 2003

SECURITY                                                  SHARES         VALUE
------------------------------------------------------------------------------
Kelda Group PLC                                           38,048  $    246,447
Misys PLC                                                 54,810       244,048
Liberty International PLC                                 22,910       241,526
Hammerson PLC                                             27,608       239,524
BPB PLC                                                   46,400       235,409
Capita Group PLC                                          61,016       232,835
RMC Group PLC                                             25,694       225,662
Associated British Ports Holdings PLC                     34,452       221,929
Tate & Lyle PLC                                           39,382       220,204
LogicaCMG PLC                                             68,675       217,525
Persimmon PLC                                             23,954       216,726
United Business Media PLC                                 31,088       216,363
Wimpey (George) PLC                                       34,916       215,391
Brambles Industries PLC                                   72,268       213,188
Enterprise Inns PLC                                       15,486       208,575
Barratt Developments PLC                                  24,592       201,883
Taylor Woodrow PLC                                        54,752       197,457
Yell Group PLC/1/                                         38,628       195,519
Cobham PLC                                                10,672       193,281
FirstGroup PLC                                            40,774       185,260
EMI Group PLC                                             75,052       183,709
IMI PLC                                                   34,684       182,688
Close Brothers Group PLC                                  15,312       182,254
BBA Group PLC                                             45,646       180,501
Alliance Unichem PLC                                      22,040       177,795
Kesa Electricals PLC/1/                                   49,929       176,510
William Hill PLC                                          35,786       175,757
Canary Wharf Group PLC/1/                                 43,210       174,628
Berkeley Group (The) PLC                                  12,238       172,185
ARM Holdings PLC/1/                                       92,974       166,180
MFI Furniture Group PLC                                   58,000       165,135
Invensys PLC                                             322,422       164,472
Cattles PLC                                               29,232       163,681
Carlton Communications PLC                                58,290       160,889
Aegis Group PLC                                          102,022       157,339
British Airways PLC/1/                                    50,634       149,769
Pilkington PLC                                            99,702       139,568
Schroders PLC                                             12,412       139,147
Celltech Group PLC/1/                                     25,346       133,804
Balfour Beatty PLC                                        38,222       130,437
Davis Service Group PLC                                   19,024       125,330
AMEC PLC                                                  28,826       121,398
Kidde PLC                                                 78,938       121,114

                                                       SHARES OR
SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Stagecoach Group PLC                                      94,714  $    115,357
Serco Group PLC                                           37,932       104,398
FKI PLC                                                   48,082        86,701
Novar PLC                                                 41,818        85,659
SSL International PLC                                     16,762        83,517
De La Rue PLC                                             19,140        81,439
Securicor PLC                                             55,711        75,343
Great Portland Estates PLC                                17,922        66,193
Aggreko PLC                                               22,620        55,816
United Utilities PLC Rights/1/                            29,893        50,830
TOTAL COMMON STOCKS
 (COST: $181,025,891)                                              149,519,850

SHORT TERM INVESTMENTS - 0.65%

MONEY MARKET FUNDS - 0.44%
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares/2/,/3/                             461,840       461,840
Barclays Global Investors Funds
 Prime Money Market Fund,
 Institutional Shares/2/,/3/                             145,716       145,716
BlackRock Temp Cash Money Market Fund/2/                   7,667         7,667
Short Term Investment Co. -
 Liquid Assets Money Market
 Portfolio/2/                                             13,247        13,247
Short Term Investment Co. -
 Prime Money Market
 Portfolio, Institutional Shares/2/                       33,688        33,688
                                                                       662,158

FLOATING RATE NOTES - 0.14%
Beta Finance Inc.
  1.07%, 05/20/04/2/                                 $     6,623         6,623
  1.16%, 08/23/04/2/                                       6,623         6,629
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03/2/                                       5,299         5,299
  1.37%, 08/26/04/2/                                      13,247        13,247
CC USA Inc.
  1.06%, 05/24/04/2/                                      13,247        13,246
  1.07%, 04/19/04/2/                                       5,829         5,828
  1.11%, 07/15/04/2/                                       6,623         6,626

SCHEDULES OF INVESTMENTS                                                      53
iSHARES MSCI UNITED KINGDOM INDEX FUND
August 31, 2003

SECURITY                                               PRINCIPAL         VALUE
------------------------------------------------------------------------------
Dorada Finance Inc.
  1.07%, 05/20/04/2/                                 $    13,247  $     13,245
  1.24%, 08/09/04/2/                                       3,312         3,311
Five Finance Inc.
  1.08%, 04/15/04/2/                                       6,623         6,623
HBOS Treasury Services PLC
  1.27%, 06/24/04/2/                                      13,247        13,247
Holmes Financing PLC
  1.07%, 04/15/04/2/                                       2,649         2,649
K2 USA LLC
  1.07%, 08/16/04/2/                                       3,312         3,311
  1.08%, 04/13/04/2/                                       6,623         6,623
  1.08%, 05/17/04/2/                                       6,623         6,623
Links Finance LLC
  1.05%, 07/20/04/2/                                       5,299         5,298
  1.07%, 05/04/04/2/                                       6,623         6,623
  1.07%, 06/28/04/2/                                       6,623         6,622
  1.08%, 03/29/04/2/                                       6,623         6,623
Nationwide Building Society
  1.08%, 07/23/04/2/                                       9,935         9,935
Sigma Finance Inc.
  1.05%, 07/20/04/2/                                       6,623         6,622
  1.06%, 10/15/03/2/                                      13,247        13,247
  1.06%, 07/01/04/2/                                       6,623         6,622
  1.24%, 08/06/04/2/                                       3,312         3,311
Tango Finance Corp.
  1.05%, 07/15/04/2/                                       3,974         3,973
  1.06%, 07/06/04/2/                                       3,974         3,974
Toronto Dominion
  1.33%, 08/23/04/2/                                       8,610         8,606
White Pine Finance LLC
  1.06%, 07/06/04/2/                                       7,948         7,948
  1.07%, 05/17/04/2/                                       7,948         7,948
  1.08%, 04/20/04/2/                                       6,623         6,623
                                                                       217,105

COMMERCIAL PAPER - 0.06%
Corporate Asset Funding Corp.
  1.06%, 09/24/03/2/                                       3,974         3,971
CRC Funding LLC
  1.05%, 09/25/03/2/                                       6,623         6,619
  1.06%, 09/16/03/2/                                       2,649         2,648
Edison Asset Securitization
  1.06%, 09/05/03/2/                                       6,623         6,623
  1.06%, 09/15/03/2/                                       3,974         3,973
  1.07%, 10/23/03/2/                                      12,452        12,433
Eureka Securitization Inc.
  1.05%, 09/18/03/2/                                       6,623         6,620
Jupiter Securitization Corp.
  1.07%, 09/02/03/2/                                       3,312         3,312
Park Avenue Receivables Corp.
  1.06%, 09/16/03/2/                                       3,312         3,310
Preferred Receivables Funding Corp.
  1.06%, 09/08/03/2/                                       3,311         3,311
Quincy Capital Corp.
  1.06%, 09/17/03/2/                                      13,725        13,719
Receivables Capital Corp.
  1.06%, 09/17/03/2/                                       9,670         9,666
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03/2/                                       6,623         6,623
                                                                        82,828

TIME DEPOSITS - 0.01%
SunTrust Banks Inc.
  1.00%, 09/02/03/2/                                      13,247        13,247
                                                                        13,247
TOTAL SHORT TERM INVESTMENTS
 (COST: $975,338)                                                      975,338

TOTAL INVESTMENTS IN SECURITIES - 99.79%
 (COST $182,001,229)                                               150,495,188
OTHER ASSETS, LESS LIABILITIES - 0.21%                                 314,054
                                                                  ------------
NET ASSETS - 100.00%                                              $150,809,242
                                                                  ============

/1/  Non-income earning securities.
/2/ All or a portion of this security represents investments of securities lending collateral.
/3/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

54                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES, INC.
August 31, 2003

                                                                   iSHARES MSCI
                                ------------------------------------------------------------------------------------
                                     Austria       Belgium            EMU        France        Germany         Italy
                                  Index Fund    Index Fund     Index Fund    Index Fund     Index Fund    Index Fund
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost             $ 20,869,280  $ 31,822,402  $ 224,794,575  $ 70,624,096  $ 180,549,171  $ 46,939,017
                                ------------  ------------  -------------  ------------  -------------  ------------
Foreign currency, at cost       $     18,489  $     27,984  $     310,320  $     91,078  $     152,944  $     50,336
                                ------------  ------------  -------------  ------------  -------------  ------------
Investments in securities, at
 value (including securities
 on loan/1/) (Note 1)           $ 24,177,304  $ 30,136,746  $ 206,263,396  $ 60,633,738  $ 138,789,196  $ 42,445,929
Foreign currency, at value            18,034        26,952        299,597        87,830        148,612        48,735
Receivables:
  Investment securities sold         489,716        35,808        509,589        47,553              -       678,489
  Dividends and interest              31,027        45,991        525,280        83,713         46,943        65,416
                                ------------  ------------  -------------  ------------  -------------  ------------
Total Assets                      24,716,081    30,245,497    207,597,862    60,852,834    138,984,751    43,238,569
                                ------------  ------------  -------------  ------------  -------------  ------------

LIABILITIES
Payables:
  Investment securities
   purchased                         485,396        35,326        593,847       100,395              -       678,517
  Collateral for securities on
   loan (Note 5)                   1,912,081     8,303,623     41,381,518     6,601,036     37,045,053    12,518,814
  Advisory fees (Note 2)              21,324        24,831        164,548        53,624         98,093        30,932
  Distribution fees                    8,976        10,504         69,483        22,603         41,395        13,079
                                ------------  ------------  -------------  ------------  -------------  ------------
Total Liabilities                  2,427,777     8,374,284     42,209,396     6,777,658     37,184,541    13,241,342
                                ------------  ------------  -------------  ------------  -------------  ------------
NET ASSETS                      $ 22,288,304  $ 21,871,213  $ 165,388,466  $ 54,075,176  $ 101,800,210  $ 29,997,227
                                ============  ============  =============  ============  =============  ============

NET ASSETS CONSIST OF:
  Paid-in capital               $ 22,722,704  $ 25,692,919  $ 193,396,288  $ 70,676,346  $ 171,892,932  $ 38,719,210
  Undistributed net
   investment income                 176,004       805,281      3,037,701       794,879      1,804,102       824,876
  Accumulated net realized
   loss                           (3,916,456)   (2,944,280)   (12,517,918)   (7,406,146)   (30,132,219)   (5,060,735)
  Net unrealized appreciation
   (depreciation) on
   investments and translation
   of assets and liabilities
   in foreign currencies           3,306,052    (1,682,707)   (18,527,605)   (9,989,903)   (41,764,605)   (4,486,124)
                                ------------  ------------  -------------  ------------  -------------  ------------
NET ASSETS                      $ 22,288,304  $ 21,871,213  $ 165,388,466  $ 54,075,176  $ 101,800,210  $ 29,997,227
                                ============  ============  =============  ============  =============  ============
iShares outstanding                2,100,000     1,960,000      3,300,000     3,200,000      8,100,000     1,800,000
                                ============  ============  =============  ============  =============  ============
Net asset value per
 iShare                         $      10.61  $      11.16  $       50.12  $      16.90  $       12.57  $      16.67
                                ============  ============  =============  ============  =============  ============

/1/ Securities on loan with market values of $1,819,379, $7,902,917, $39,353,935, $6,280,420, $35,232,310 and $11,857,205, respectively. See
     Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          55
iSHARES, INC.
August 31, 2003

                                                     iSHARES MSCI
                           ----------------------------------------------------------------------
                            Netherlands         Spain        Sweden   Switzerland  United Kingdom
                             Index Fund    Index Fund    Index Fund    Index Fund      Index Fund
-------------------------------------------------------------------------------------------------
ASSETS
Investments at cost        $ 25,326,216  $ 59,850,522  $ 22,554,303  $ 37,681,285  $  182,001,229
                           ------------  ------------  ------------  ------------  --------------
Foreign currency, at cost  $     19,453  $    136,023  $      5,658  $     62,657  $      310,656
                           ------------  ------------  ------------  ------------  --------------
Investments in
 securities, at value
 (including securities
 on loan/1/) (Note 1)      $ 19,923,235  $ 63,256,268  $ 21,329,793  $ 34,421,514  $  150,495,188
Foreign currency, at
 value                           18,723       131,270         5,304        60,192         306,969
Receivables:
  Investment securities
   sold                         177,901     1,202,448        71,789       505,302         300,888
  Dividends and interest        162,891         6,068           847        84,619       1,232,048
                           ------------  ------------  ------------  ------------  --------------
Total Assets                 20,282,750    64,596,054    21,407,733    35,071,627     152,335,093
                           ------------  ------------  ------------  ------------  --------------

LIABILITIES
Payables:
  Investment securities
   purchased                    158,834     1,304,383        52,074       495,413         387,614
  Collateral for
   securities on loan
   (Note 5)                   1,498,956    12,847,321     4,340,155       885,597         890,835
  iShares redeemed                    -             -             -             -          24,768
  Advisory fees (Note 2)         18,088        50,874        16,572        33,293         156,475
  Distribution fees               7,616        21,524         7,011        14,036          66,159
                           ------------  ------------  ------------  ------------  --------------
Total Liabilities             1,683,494    14,224,102     4,415,812     1,428,339       1,525,851
                           ------------  ------------  ------------  ------------  --------------
NET ASSETS                 $ 18,599,256  $ 50,371,952  $ 16,991,921  $ 33,643,288  $  150,809,242
                           ============  =-==========  ============  ============  ==============

NET ASSETS CONSIST OF:
  Paid-in capital          $ 31,482,586  $ 51,447,596  $ 24,962,414  $ 43,308,444  $  201,512,678
  Undistributed net
   investment income            480,580       437,502       332,115       146,432       4,441,921
  Accumulated net
   realized loss             (7,954,967)   (4,913,908)   (7,077,968)   (6,552,149)    (23,618,011)
  Net unrealized
   appreciation
   (depreciation) on
   investments and
   translation of assets
   and liabilities in
   foreign currencies        (5,408,943)    3,400,762    (1,224,640)   (3,259,439)    (31,527,346)
                           ------------  ------------  ------------  ------------  --------------
NET ASSETS                 $ 18,599,256  $ 50,371,952  $ 16,991,921  $ 33,643,288  $  150,809,242
                           ============  ============  ============  ============  ==============
iShares outstanding           1,300,000     2,250,000     1,350,000     2,750,000      11,600,000
                           ============  ============  ============  ============  ==============
Net asset value per
 iShare                    $      14.31  $      22.39  $      12.59  $      12.23  $        13.00
                           ============  ============  ============  ============  ==============

/1/ Securities on loan with market values of $1,424,194, $12,222,629, $4,121,382, $843,148 and $843,603, respectively. See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.

56                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES, INC.
Year Ended August 31, 2003

                                                         iSHARES MSCI
                           ---------------------------------------------------------------------------
                               Austria     Belgium           EMU      France       Germany       Italy
                            Index Fund  Index Fund    Index Fund  Index Fund    Index Fund  Index Fund
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/1/             $   307,198 $   925,103  $  3,926,989 $ 1,120,332  $  2,261,091 $   963,745
  Interest                         212         728         3,213         762         3,177       2,042
  Securities lending
   income                        2,916      49,879       207,342      34,642       121,389     105,152
                           ----------- -----------  ------------ -----------  ------------ -----------
Total investment income       310,326      975,710     4,137,544   1,155,736     2,385,657   1,070,939
                           ----------- -----------  ------------ -----------  ------------ -----------
EXPENSES (Note 2)
  Advisory fees                100,716     116,502       836,046     283,982       498,846     171,764
  Distribution fees             42,676      49,365       354,257     120,331       211,376      72,782
                           ----------- -----------  ------------ -----------  ------------ -----------
Total expenses                 143,392     165,867     1,190,303     404,313       710,222     244,546
                           ----------- -----------  ------------ -----------  ------------ -----------
Net investment income          166,934     809,843     2,947,241     751,423     1,675,435     826,393
                           ----------- -----------  ------------ -----------  ------------ -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
  Net realized gain
    (loss) from:
    Investments             (1,050,830)   (479,171)   (6,009,818) (3,082,115)  (10,482,324)   (820,772)
    In-kind redemptions        888,964   2,304,129             -           -     3,069,055     409,476
    Foreign currency
      transactions               9,070      (3,951)       93,407      43,456       128,667      (1,517)
                           ----------- -----------  ------------ -----------  ------------ -----------
  Net realized gain
    (loss)                    (152,796)  1,821,007    (5,916,411) (3,038,659)   (7,284,602)   (412,813)
                           ----------- -----------  ------------ -----------  ------------ -----------
  Net change in
    unrealized
    appreciation
    (depreciation) on:
    Investments              4,592,404     710,659    18,507,119   7,259,856    16,829,202   3,099,360
    Translation of assets
      and liabilities in
      foreign currencies        (3,039)        672       (15,156)     (4,519)      (28,189)      7,352
                           ----------- -----------  ------------ -----------  ------------ -----------
  Net change in
    unrealized
    appreciation
    (depreciation)           4,589,365     711,331    18,491,963   7,255,337    16,801,013   3,106,712
                           ----------- -----------  ------------ -----------  ------------ -----------
Net realized and
  unrealized gain            4,436,569   2,532,338    12,575,552   4,216,678     9,516,411   2,693,899
                           ----------- -----------  ------------ -----------  ------------ -----------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS               $ 4,603,503 $ 3,342,181  $ 15,522,793 $ 4,968,101  $ 11,191,846 $ 3,520,292
                           =========== ===========  ============ ===========  ============ ===========

/1/  Net of foreign withholding tax of $90,352, $269,973, $821,753, $290,514,
     $504,170 and $139,868, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          57
iSHARES, INC.
Year Ended August 31, 2003

                                                     iSHARES MSCI
                          -------------------------------------------------------------------
                          Netherlands          Spain      Sweden  Switzerland  United Kingdom
                           Index Fund     Index Fund  Index Fund   Index Fund      Index Fund
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/1/            $   611,245   $    707,964 $   405,385  $   364,707  $    5,944,164
  Interest                        249          1,090         424          222           1,693
  Securities lending
   income                      13,261         22,641      19,008        2,772          12,317
                          -----------   ------------ -----------  -----------  --------------
Total investment income       624,755        731,695     424,817      367,701       5,958,174
                          -----------   ------------ -----------  -----------  --------------
EXPENSES (Note 2)
  Advisory fees               114,891        209,475      76,324      171,116         863,775
  Distribution fees            48,683         88,761      32,341       72,507         366,006
                          -----------   ------------ -----------  -----------  --------------
Total expenses                163,574        298,236     108,665      243,623       1,229,781
                          -----------   ------------ -----------  -----------  --------------
Net investment income         461,181        433,459     316,152      124,078       4,728,393
                          -----------   ------------ -----------  -----------  --------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
  Net realized gain
   (loss) from:
    Investments            (3,572,087)    (1,937,111) (1,981,412)  (2,812,965)     (5,282,841)
    In-kind redemptions     1,167,972      1,532,541     714,452     (138,972)      8,071,852
    Foreign currency
     transactions              19,399          4,043      15,962       22,356          81,672
                          -----------   ------------ -----------  -----------  --------------
  Net realized gain
   (loss)                  (2,384,716)      (400,527) (1,250,998)  (2,929,581)      2,870,683
                          -----------   ------------ -----------  -----------  --------------
  Net change in
   unrealized
   appreciation
   (depreciation) on:
    Investments             2,580,356     10,548,498   5,001,259    4,343,378       4,883,828
    Translation of assets
     and liabilities in
     foreign currencies        (5,505)        (5,439)       (126)     (22,253)        (23,289)
                          -----------   ------------ -----------  -----------  --------------
  Net change in
   unrealized
   appreciation
   (depreciation)           2,574,851     10,543,059   5,001,133    4,321,125       4,860,539
                          -----------   ------------ -----------  -----------  --------------
Net realized and
 unrealized gain              190,135     10,142,532   3,750,135    1,391,544       7,731,222
                          -----------   ------------ -----------  -----------  --------------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS               $   651,316   $ 10,575,991 $ 4,066,287  $ 1,515,622  $   12,459,615
                          ===========   ============ ===========  ===========  ==============

/1/  Net of foreign withholding tax of $112,398, $124,574, $71,538, $155,143 and
     $644,847, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

58                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES, INC.

                                     iSHARES MSCI                      iSHARES MSCI                      iSHARES MSCI
                                       AUSTRIA                           BELGIUM                             EMU
                                      INDEX FUND                        INDEX FUND                        INDEX FUND
                           --------------------------------  --------------------------------  --------------------------------
                                   For the          For the          For the          For the          For the          For the
                                year ended       year ended       year ended       year ended       year ended       year ended
                           August 31, 2003  August 31, 2002  August 31, 2003  August 31, 2002  August 31, 2003  August 31, 2002
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS

OPERATIONS:
  Net investment income    $       166,934  $       202,143  $       809,843  $       217,967  $     2,947,241  $     1,434,550
  Net realized gain
   (loss)                         (152,796)         422,446        1,821,007         (245,202)      (5,916,411)        (782,880)
  Net change in
   unrealized
   appreciation
   (depreciation)                4,589,365       (1,428,183)         711,331       (1,311,491)      18,491,963      (22,502,973)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)
 in net assets resulting
 from operations                 4,603,503         (803,594)       3,342,181       (1,338,726)      15,522,793      (21,851,303)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
DISTRIBUTIONS TO
 iSHAREHOLDERS:
  From net investment
   income                         (208,682)               -         (132,112)         (58,802)      (1,485,447)               -
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Total distributions to
 iShareholders                    (208,682)               -         (132,112)         (58,802)      (1,485,447)               -
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
iSHARES TRANSACTIONS:
  iShares sold                   6,782,294        9,081,694       36,573,861        1,907,060       20,183,374       62,239,581
  iShares redeemed              (3,629,301)      (4,984,937)     (28,339,593)            (337)               -                -
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase in net
 assets from iShares
 transactions                    3,152,993        4,096,757        8,234,268        1,906,723       20,183,374       62,239,581
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE IN NET ASSETS           7,547,814        3,293,163       11,444,337          509,195       34,220,720       40,388,278
NET ASSETS:
Beginning of year               14,740,490       11,447,327       10,426,876        9,917,681      131,167,746       90,779,468
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
End of year                $    22,288,304  $    14,740,490  $    21,871,213  $    10,426,876  $   165,388,466  $   131,167,746
                           ===============  ===============  ===============  ===============  ===============  ===============
Undistributed net
 investment income
 included in net assets
 at end of year            $       176,004  $       208,682  $       805,281  $        72,170  $     3,037,701  $     1,482,500
                           ===============  ===============  ===============  ===============  ===============  ===============
iSHARES ISSUED AND
 REDEEMED:
  iShares sold                     700,000        1,000,000        3,840,000          160,000          450,000        1,250,000
  iShares redeemed                (400,000)        (600,030)      (2,880,000)             (30)               -                -
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase in iShares
 outstanding                       300,000          399,970          960,000          159,970          450,000        1,250,000
                           ===============  ===============  ===============  ===============  ===============  ===============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          59
iSHARES, INC.

                                     iSHARES MSCI                      iSHARES MSCI                      iSHARES MSCI
                                        FRANCE                           GERMANY                            ITALY
                                      INDEX FUND                        INDEX FUND                        INDEX FUND
                           --------------------------------  --------------------------------  --------------------------------
                                   For the          For the          For the          For the          For the          For the
                                year ended       year ended       year ended       year ended       year ended       year ended
                           August 31, 2003  August 31, 2002  August 31, 2003  August 31, 2002  August 31, 2003  August 31, 2002
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS

OPERATIONS:
  Net investment income    $       751,423  $       549,950  $     1,675,435  $       829,578  $       826,393  $       725,762
  Net realized loss             (3,038,659)        (401,229)      (7,284,602)      (8,419,696)        (412,813)      (1,080,970)
  Net change in
   unrealized
   appreciation
   (depreciation)                7,255,337      (12,515,478)      16,801,013      (16,716,690)       3,106,712       (4,788,096)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)
 in net assets resulting
 from operations                 4,968,101      (12,366,757)      11,191,846      (24,306,808)       3,520,292       (5,143,304)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Undistributed net
 investment income
 included in the price
 of capital shares
 issued or redeemed                      -                -                -            3,178                -                -
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
DISTRIBUTIONS TO
 iSHAREHOLDERS:
  From net investment
   income                         (567,205)               -         (838,725)               -         (733,556)               -
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Total distributions to
 iShareholders                    (567,205)               -         (838,725)               -         (733,556)               -
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
iSHARES TRANSACTIONS:
  iShares sold                           -        3,457,530       24,678,639        8,628,640        2,068,633                -
  iShares redeemed                       -          (18,419)     (27,391,209)      (8,690,553)      (4,396,226)            (501)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)
 in net assets from
 iShares transactions                    -        3,439,111       (2,712,570)         (61,913)      (2,327,593)            (501)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN
 NET ASSETS                      4,400,896       (8,927,646)       7,640,551      (24,365,543)         459,143       (5,143,805)
NET ASSETS:
Beginning of year               49,674,280       58,601,926       94,159,659      118,525,202       29,538,084       34,681,889
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
End of year                $    54,075,176  $    49,674,280  $   101,800,210  $    94,159,659  $    29,997,227  $    29,538,084
                           ===============  ===============  ===============  ===============  ===============  ===============
Undistributed net
 investment income
 included in net assets
 at end of year            $       794,879  $       567,205  $     1,804,102  $       838,725  $       824,876  $       733,556
                           ===============  ===============  ===============  ===============  ===============  ===============
iSHARES ISSUED AND
 REDEEMED:
  iShares sold                           -          200,000        2,700,000          600,000          150,000                -
  iShares redeemed                       -           (1,000)      (2,400,000)        (601,000)        (300,000)             (30)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)
 in iShares outstanding                  -          199,000          300,000           (1,000)        (150,000)             (30)
                           ===============  ===============  ===============  ===============  ===============  ===============

SEE NOTES TO FINANCIAL STATEMENTS.

60                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                                     iSHARES MSCI                      iSHARES MSCI                      iSHARES MSCI
                                     NETHERLANDS                          SPAIN                             SWEDEN
                                      INDEX FUND                        INDEX FUND                        INDEX FUND
                           --------------------------------  --------------------------------  --------------------------------
                                   For the          For the          For the          For the          For the          For the
                                year ended       year ended       year ended       year ended       year ended       year ended
                           August 31, 2003  August 31, 2002  August 31, 2003  August 31, 2002  August 31, 2003  August 31, 2002
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income    $       461,181  $       320,850  $       433,459  $       180,995  $       316,152  $        98,146
  Net realized loss             (2,384,716)      (1,566,433)        (400,527)      (2,148,169)      (1,250,998)      (1,617,301)
  Net change in
   unrealized
   appreciation
   (depreciation)                2,574,851       (3,765,109)      10,543,059       (2,580,215)       5,001,133         (956,433)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)
 in net assets resulting
 from operations                   651,316       (5,010,692)      10,575,991       (4,547,389)       4,066,287       (2,475,588)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
DISTRIBUTIONS TO
 iSHAREHOLDERS:
  From net investment
   income                         (320,678)         (52,040)        (163,361)               -         (100,930)               -
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Total distributions to
 iShareholders                    (320,678)         (52,040)        (163,361)               -         (100,930)               -
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
iSHARES TRANSACTIONS:
  iShares sold                  12,435,251                -       34,361,557       11,025,560       14,403,629                -
  iShares redeemed             (13,270,048)         (17,930)     (13,252,013)     (14,825,946)      (9,531,073)            (394)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)
 in net assets from
 iShares transactions             (834,797)         (17,930)      21,109,544       (3,800,386)       4,872,556             (394)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN
 NET ASSETS                       (504,159)      (5,080,662)      31,522,174       (8,347,775)       8,837,913       (2,475,982)

NET ASSETS:
Beginning of year               19,103,415       24,184,077       18,849,778       27,197,553        8,154,008       10,629,990
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
End of year                $    18,599,256  $    19,103,415  $    50,371,952  $    18,849,778  $    16,991,921  $     8,154,008
                           ===============  ===============  ===============  ===============  ===============  ===============
Undistributed net
 investment income
 included in net assets
 at end of year            $       480,580  $       320,678  $       437,502  $       163,361  $       332,115  $       100,930
                           ===============  ===============  ===============  ===============  ===============  ===============

iSHARES ISSUED AND
 REDEEMED:
  iShares sold                   1,050,000                -        1,875,000          525,000        1,500,000                -
  iShares redeemed              (1,050,000)          (1,000)        (675,000)        (750,030)        (975,000)             (30)
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease)
 in iShares outstanding                  -           (1,000)       1,200,000         (225,030)         525,000              (30)
                           ===============  ===============  ===============  ===============  ===============  ===============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          61
iSHARES, INC.

                                          iSHARES MSCI                      iSHARES MSCI
                                          SWITZERLAND                      UNITED KINGDOM
                                           INDEX FUND                        INDEX FUND
                                --------------------------------  --------------------------------
                                        For the          For the          For the          For the
                                     year ended       year ended       year ended       year ended
                                August 31, 2003  August 31, 2002  August 31, 2003  August 31, 2002
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS

OPERATIONS:
  Net investment income         $       124,078  $        65,396  $     4,728,393  $     4,083,808
  Net realized gain (loss)           (2,929,581)      (1,137,054)       2,870,683       (7,051,788)
  Net change in unrealized
   appreciation
   (depreciation)                     4,321,125       (2,902,375)       4,860,539      (16,145,045)
                                ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net
 assets resulting from
 operations                           1,515,622       (3,974,033)      12,459,615      (19,113,025)
                                ---------------  ---------------  ---------------  ---------------
Undistributed net investment
 income included in the price
 of capital shares issued or
 redeemed                                     -                -                -           19,118
                                ---------------  ---------------  ---------------  ---------------
DISTRIBUTIONS TO
 iSHAREHOLDERS:
  From net investment income            (73,589)         (12,505)      (2,770,755)      (1,848,220)
                                ---------------  ---------------  ---------------  ---------------
Total distributions to
 iShareholders                          (73,589)         (12,505)      (2,770,755)      (1,848,220)
                                ---------------  ---------------  ---------------  ---------------
iSHARES TRANSACTIONS:
  iShares sold                        2,976,574        3,498,837       76,462,198       28,061,954
  iShares redeemed                   (2,658,605)         (13,350)     (55,409,169)      (4,935,208)
                                ---------------  ---------------  ---------------  ---------------
Net increase in net assets
 from iShares transactions              317,969        3,485,487       21,053,029       23,126,746
                                ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
 ASSETS                               1,760,002         (501,051)      30,741,889        2,184,619

NET ASSETS:
Beginning of year                    31,883,286       32,384,337      120,067,353      117,882,734
                                ---------------  ---------------  ---------------  ---------------
End of year                     $    33,643,288  $    31,883,286  $   150,809,242  $   120,067,353
                                ===============  ===============  ===============  ===============

Undistributed net investment
 income included in net
 assets at end of year          $       146,432  $        73,589  $     4,441,921  $     2,402,611
                                ===============  ===============  ===============  ===============

iSHARES ISSUED AND REDEEMED:
  iShares sold                          250,000          250,000        6,600,000        2,000,000
  iShares redeemed                     (250,000)          (1,000)      (4,400,000)        (401,000)
                                ---------------  ---------------  ---------------  ---------------
Net increase in iShares
 outstanding                                  -          249,000        2,200,000        1,599,000
                                ===============  ===============  ===============  ===============

SEE NOTES TO FINANCIAL STATEMENTS.

62                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES, INC.
(For a share outstanding throughout each period)

                                                iSHARES MSCI AUSTRIA INDEX FUND
                           -------------------------------------------------------------------------------
                              Year ended     Year ended     Year ended        Year ended        Year ended
                           Aug. 31, 2003  Aug. 31, 2002  Aug. 31, 2001     Aug. 31, 2000     Aug. 31, 1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $        8.19  $        8.18  $        7.67     $        9.13     $       10.11
                           -------------  -------------  -------------     -------------     -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income/3/                        0.09           0.13           0.13              0.04              0.10
  Net realized and
   unrealized gain
   (loss)                           2.43          (0.12)          0.52             (1.46)            (0.98)
                           -------------  -------------  -------------     -------------     -------------
Total from investment
 operations                         2.52           0.01           0.65             (1.42)            (0.88)
                           -------------  -------------  -------------     -------------     -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.10)             -          (0.14)            (0.04)            (0.08)
  Return of capital                    -              -          (0.00)/5/             -             (0.02)
                           -------------  -------------  -------------     -------------     -------------
Total distributions                (0.10)             -          (0.14)            (0.04)            (0.10)
                           -------------  -------------  -------------     -------------     -------------
NET ASSET VALUE, END OF
 YEAR                      $       10.61  $        8.19  $        8.18     $        7.67     $        9.13
                           =============  =============  =============     =============     =============
TOTAL RETURN                       31.15%          0.12%          8.41%           (15.51)%           (8.69)%
                           =============  =============  =============     =============     =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $      22,288  $      14,740  $      11,447     $      10,741     $      12,776
  Ratio of expenses to
   average net assets               0.84%          0.84%          0.84%/1/          1.16%/1/          1.31%
  Ratio of net investment
   income to average net
   assets                           0.98%          1.57%          1.69%/2/          0.51%/2/          1.04%
  Portfolio turnover
   rate/4/                            26%            32%            66%               34%               50%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended August 31, 2001 and August 31, 2000 were 0.97% and 1.20%, respectively.
/2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the years ended August 31, 2001 and August 31, 2000 were 1.55% and 0.47%, respectively.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          63
iSHARES, INC.
(For a share outstanding throughout each period)

                                                iSHARES MSCI BELGIUM INDEX FUND
                           ------------------------------------------------------------------------------
                              Year ended     Year ended      Year ended        Year ended      Year ended
                           Aug. 31, 2003  Aug. 31, 2002   Aug. 31, 2001     Aug. 31, 2000   Aug. 31, 1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $       10.43  $       11.81   $       13.23     $       16.07   $       18.40
                           -------------  -------------   -------------     -------------   -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income/3/                        0.41           0.25            0.19              0.19            0.08
  Net realized and
   unrealized gain
   (loss)                           0.43          (1.56)          (1.34)            (2.67)          (0.30)
                           -------------  -------------   -------------     -------------   -------------
Total from investment
 operations                         0.84          (1.31)          (1.15)            (2.48)          (0.22)
                           -------------  -------------   -------------     -------------   -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.11)         (0.07)          (0.27)            (0.36)          (0.01)
  Net realized gain                    -              -               -                 -           (1.19)
  Return of capital                    -              -               -                 -           (0.91)
                           -------------  -------------   -------------     -------------   -------------
Total distributions                (0.11)         (0.07)          (0.27)            (0.36)          (2.11)
                           -------------  -------------   -------------     -------------   -------------
NET ASSET VALUE, END OF
 YEAR                      $       11.16  $       10.43   $       11.81     $       13.23   $       16.07
                           =============  =============   =============     =============   =============
TOTAL RETURN                        8.25%        (11.10)%         (8.72)%          (15.50)%         (1.00)%
                           =============  =============   =============     =============   =============
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $      21,871  $      10,427   $       9,918     $      13,230   $      13,496
  Ratio of expenses to
   average net assets               0.84%          0.84%           0.84%/1/          1.13%           1.24%
  Ratio of net investment
   income to average net
   assets                           4.10%          2.26%           1.60%/2/          1.36%           0.45%
  Portfolio turnover
   rate/4/                             8%            18%             36%               53%             63%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2001 was 0.87%.
/2/ Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2001 was 1.57%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

SEE NOTES TO FINANCIAL STATEMENTS.

64                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
(For a share outstanding throughout each period)

                                                 iSHARES MSCI EMU INDEX FUND
                                -----------------------------------------------------------------
                                                                                   Period from
                                                                               Jul. 25, 2000/(8)/
                                   Year ended     Year ended      Year ended                to
                                Aug. 31, 2003  Aug. 31, 2002   Aug. 31, 2001     Aug. 31, 2000
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $       46.02  $       56.74   $       76.02   $            80.72
                                -------------  -------------   -------------   ------------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income
   (loss)/3/                             0.93           0.75            0.72                (0.00)/5/
  Net realized and unrealized
   gain (loss)                           3.62         (11.47)         (19.32)               (4.70)
                                -------------  -------------   -------------   ------------------
Total from investment
 operations                              4.55         (10.72)         (18.60)               (4.70)
                                -------------  -------------   -------------   ------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                 (0.45)             -           (0.42)                   -
  Return of capital                         -              -           (0.26)                   -
                                -------------  -------------   -------------   ------------------
Total distributions                     (0.45)             -           (0.68)                   -
                                -------------  -------------   -------------   ------------------
NET ASSET VALUE, END OF PERIOD  $       50.12  $       46.02   $       56.74   $            76.02
                                =============  =============   =============   ==================

TOTAL RETURN                            10.05%        (18.89)%        (24.51)%              (5.82)%/6/
                                =============  =============   =============   ==================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                       $     165,388  $     131,168   $      90,779   $           41,811
  Ratio of expenses to average
   net assets/7/                         0.84%          0.84%           0.84%                0.84%/1/
  Ratio of net investment
   income to average net
   assets/7/                             2.08%          1.44%           1.13%                0.03%/2/
  Portfolio turnover rate/4/                7%             3%             24%                   0%

/1/ Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.57%.
/2/ Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (0.70)%.
/3/  Based on average shares outstanding throughout the period.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Rounds to less than $0.01.
/6/  Not annualized.
/7/  Annualized for periods of less than one year.
(8)  Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          65
iSHARES, INC.
(For a share outstanding throughout each period)

                                                iSHARES MSCI FRANCE INDEX FUND
                           ------------------------------------------------------------------------------
                              Year ended     Year ended      Year ended         Year ended     Year ended
                           Aug. 31, 2003  Aug. 31, 2002   Aug. 31, 2001      Aug. 31, 2000  Aug. 31, 1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $       15.52  $       19.53   $       26.41     $        22.90  $       19.13
                           -------------  -------------   -------------     --------------  -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income/1/                        0.23           0.18            0.06               0.10           0.14
  Net realized and
   unrealized gain
   (loss)                           1.33          (4.19)          (6.89)              5.21           3.88
                           -------------  -------------   -------------     --------------  -------------
Total from investment
 operations                         1.56          (4.01)          (6.83)              5.31           4.02
                           -------------  -------------   -------------     --------------  -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.18)             -           (0.04)             (0.11)         (0.12)
  Net realized gain                    -              -           (0.00)/3/          (1.67)         (0.05)
  Return of capital                    -              -           (0.01)             (0.02)         (0.08)
                           -------------  -------------   -------------     --------------  -------------
Total distributions                (0.18)             -           (0.05)             (1.80)         (0.25)
                           -------------  -------------   -------------     --------------  -------------
NET ASSET VALUE, END OF
 YEAR                      $       16.90  $       15.52   $       19.53     $        26.41  $       22.90
                           =============  =============   =============     ==============  =============
TOTAL RETURN                       10.22%        (20.53)%        (25.86)%            23.45%         21.01%
                           =============  =============   =============     ==============  =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $      54,075  $      49,674   $      58,602     $       95,116  $      77,885
  Ratio of expenses to
   average net assets               0.84%          0.84%           0.84%              0.96%          1.06%
  Ratio of net investment
   income to average net
   assets                           1.56%          1.00%           0.28%              0.36%          0.67%
  Portfolio turnover
   rate/2/                             9%             3%             14%                17%             0%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
(For a share outstanding throughout each period)

                                                iSHARES MSCI GERMANY INDEX FUND
                           ------------------------------------------------------------------------------
                              Year ended     Year ended      Year ended         Year ended     Year ended
                           Aug. 31, 2003  Aug. 31, 2002   Aug. 31, 2001      Aug. 31, 2000  Aug. 31, 1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $       12.07  $       15.19   $       20.46     $        21.17  $       20.25
                           -------------  -------------   -------------     --------------  -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income/1/                        0.21           0.11            0.18               0.18           0.12
  Net realized and
   unrealized gain
   (loss)                           0.41          (3.23)          (5.26)              1.64           1.31
                           -------------  -------------   -------------     --------------  -------------
Total from investment
 operations                         0.62          (3.12)          (5.08)              1.82           1.43
                           -------------  -------------   -------------     --------------  -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.12)             -           (0.19)             (0.17)         (0.11)
  Net realized gain                    -              -               -              (2.32)         (0.39)
  Return of capital                    -              -           (0.00)/3/          (0.04)         (0.01)
                           -------------  -------------   -------------     --------------  -------------
Total distributions                (0.12)             -           (0.19)             (2.53)         (0.51)
                           -------------  -------------   -------------     --------------  -------------
NET ASSET VALUE, END OF
 YEAR                      $       12.57  $       12.07   $       15.19     $        20.46  $       21.17
                           =============  =============   =============     ==============  =============

TOTAL RETURN                        5.39%        (20.54)%        (24.87)%             8.44%          7.04%
                           =============  =============   =============     ==============  =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $     101,800  $      94,160   $     118,525     $      153,487  $     101,645
  Ratio of expenses to
   average net assets               0.84%          0.84%           0.84%              0.94%          1.00%
  Ratio of net investment
   income to average net
   assets                           1.98%          0.77%           0.99%              0.73%          0.57%
  Portfolio turnover
   rate/2/                            11%             9%             20%                56%            14%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          67
iSHARES, INC.
(For a share outstanding throughout each period)

                                                 iSHARES MSCI ITALY INDEX FUND
                           ------------------------------------------------------------------------------
                              Year ended     Year ended      Year ended         Year ended     Year ended
                           Aug. 31, 2003  Aug. 31, 2002   Aug. 31, 2001      Aug. 31, 2000  Aug. 31, 1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $       15.15  $       17.79   $       22.23     $        21.56  $       22.89
                           -------------  -------------   -------------     --------------  -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income/1/                        0.43           0.37            0.24               0.39           0.17
  Net realized and
   unrealized gain
   (loss)                           1.47          (3.01)          (4.37)              2.51           1.05
                           -------------  -------------   -------------     --------------  -------------
Total from investment
 operations                         1.90          (2.64)          (4.13)              2.90           1.22
                           -------------  -------------   -------------     --------------  -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.38)             -           (0.24)             (0.12)         (0.06)
  Net realized gain                    -              -           (0.07)             (1.80)         (2.24)
  Return of capital                    -              -           (0.00)/3/          (0.31)         (0.25)
                           -------------  -------------   -------------     --------------  -------------
Total distributions                (0.38)             -           (0.31)             (2.23)         (2.55)
                           -------------  -------------   -------------     --------------  -------------
NET ASSET VALUE, END OF
 YEAR                      $       16.67  $       15.15   $       17.79     $        22.23  $       21.56
                           =============  =============   =============     ==============  =============
TOTAL RETURN                       12.79%        (14.84)%        (18.61)%            13.35%          5.14%
                           =============  =============   =============     ==============  =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $      29,997  $      29,538   $      34,682     $       50,008  $      58,224
  Ratio of expenses to
   average net assets               0.84%          0.84%           0.84%              0.99%          1.03%
  Ratio of net investment
   income to average net
   assets                           2.84%          2.34%           1.16%              1.61%          0.70%
  Portfolio turnover
   rate/2/                            22%            10%             20%                40%             8%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
(For a share outstanding throughout each period)

                                              iSHARES MSCI NETHERLANDS INDEX FUND
                           ----------------------------------------------------------------------------
                              Year ended      Year ended      Year ended      Year ended     Year ended
                           Aug. 31, 2003   Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000  Aug. 31, 1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $       14.69   $       18.59   $       23.53   $       23.45  $       23.50
                           -------------   -------------   -------------   -------------  -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income/1/                        0.30            0.25            0.28            0.13           0.53
  Net realized and
   unrealized gain
   (loss)                          (0.43)          (4.11)          (4.94)           0.18           1.60
                           -------------   -------------   -------------   -------------  -------------
Total from investment
 operations                        (0.13)          (3.86)          (4.66)           0.31           2.13
                           -------------   -------------   -------------   -------------  -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.25)          (0.04)          (0.28)          (0.08)         (0.44)
  Net realized gain                    -               -               -           (0.11)         (1.66)
  Return of capital                    -               -               -           (0.04)         (0.08)
                           -------------   -------------   -------------   -------------  -------------
Total distributions                (0.25)          (0.04)          (0.28)          (0.23)         (2.18)
                           -------------   -------------   -------------   -------------  -------------
NET ASSET VALUE, END OF
 YEAR                      $       14.31   $       14.69   $       18.59   $       23.53  $       23.45
                           =============   =============   =============   =============  =============
TOTAL RETURN                       (0.78)%        (20.79)%        (19.83)%          1.28%          8.98%
                           =============   =============   =============   =============  =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $      18,599   $      19,103   $      24,184   $      30,613  $      31,685
  Ratio of expenses to
   average net assets               0.84%           0.84%           0.84%           1.03%          1.07%
  Ratio of net investment
   income to average net
   assets                           2.37%           1.48%           1.34%           0.53%          2.20%
  Portfolio turnover
   rate/2/                            18%             15%             35%             22%            32%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          69
iSHARES, INC.
(For a share outstanding throughout each period)

                                                 iSHARES MSCI SPAIN INDEX FUND
                           ------------------------------------------------------------------------------
                              Year ended     Year ended      Year ended        Year ended      Year ended
                           Aug. 31, 2003  Aug. 31, 2002   Aug. 31, 2001     Aug. 31, 2000   Aug. 31, 1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $       17.95  $       21.33   $       24.19     $       25.59   $       23.84
                           -------------  -------------   -------------     -------------   -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income/1/                        0.24           0.17            0.19              0.15            0.09
  Net realized and
   unrealized gain
   (loss)                           4.36          (3.55)          (2.89)            (0.60)           3.14
                           -------------  -------------   -------------     -------------   -------------
Total from investment
 operations                         4.60          (3.38)          (2.70)            (0.45)           3.23
                           -------------  -------------   -------------     -------------   -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.16)             -           (0.16)            (0.14)          (0.09)
  Net realized gain                    -              -               -             (0.80)          (1.35)
  Return of capital                    -              -           (0.00)/3/         (0.01)          (0.04)
                           -------------  -------------   -------------     -------------   -------------
Total distributions                (0.16)             -           (0.16)            (0.95)          (1.48)
                           -------------  -------------   -------------     -------------   -------------
NET ASSET VALUE, END OF
 YEAR                      $       22.39  $       17.95   $       21.33     $       24.19   $       25.59
                           =============  =============   =============     =============   =============
TOTAL RETURN                       25.81%        (15.85)%        (11.17)%           (1.81)%         13.39%
                           =============  =============   =============     =============   =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $      50,372  $      18,850   $      27,198     $      39,913   $      36,469
  Ratio of expenses to
   average net assets               0.84%          0.84%           0.84%             0.99%           1.04%
  Ratio of net investment
   income to average net
   assets                           1.22%          0.85%           0.82%             0.57%           0.31%
  Portfolio turnover
   rate/2/                            17%            14%             26%               39%             17%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
(For a share outstanding throughout each period)

                                                iSHARES MSCI SWEDEN INDEX FUND
                           ------------------------------------------------------------------------------
                              Year ended     Year ended      Year ended        Year ended      Year ended
                           Aug. 31, 2003  Aug. 31, 2002   Aug. 31, 2001     Aug. 31, 2000   Aug. 31, 1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $        9.88  $       12.88   $       24.38     $       22.26   $       18.39
                           -------------  -------------   -------------     -------------   -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income/1/                        0.25           0.12            0.07              0.14            0.10
  Net realized and
   unrealized gain
   (loss)                           2.58          (3.12)         (11.52)             8.38            4.52
                           -------------  -------------   -------------     -------------   -------------
Total from investment
 operations                         2.83          (3.00)         (11.45)             8.52            4.62
                           -------------  -------------   -------------     -------------   -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.12)             -           (0.05)            (0.14)          (0.10)
  Net realized gain                    -              -               -             (6.22)          (0.63)
  Return of capital                    -              -           (0.00)/3/         (0.04)          (0.02)
                           -------------  -------------   -------------     -------------   -------------
Total distributions                (0.12)             -           (0.05)            (6.40)          (0.75)
                           -------------  -------------   -------------     -------------   -------------
NET ASSET VALUE, END OF
 YEAR                      $       12.59  $        9.88   $       12.88     $       24.38   $       22.26
                           =============  =============   =============     =============   =============

TOTAL RETURN                       29.04%        (23.29)%        (46.99)%           39.15%          25.09%
                           =============  =============   =============     =============   =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $      16,992  $       8,154   $      10,630     $      23,774   $      20,034
  Ratio of expenses to
   average net assets               0.84%          0.84%           0.84%             1.03%           1.13%
  Ratio of net investment
   income to average net
   assets                           2.44%          0.98%           0.40%             0.46%           0.49%
  Portfolio turnover
   rate/2/                            12%            31%             43%               90%             33%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          71
iSHARES, INC.
(For a share outstanding throughout each period)

                                              iSHARES MSCI SWITZERLAND INDEX FUND
                           ---------------------------------------------------------------------------
                              Year ended     Year ended      Year ended      Year ended     Year ended
                           Aug. 31, 2003  Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000  Aug. 31, 1999
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $       11.59  $       12.95   $       15.54   $       15.39  $       15.55
                           -------------  -------------   -------------   -------------  -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income/1/                        0.05           0.03            0.04            0.04           0.04
  Net realized and
   unrealized gain
   (loss)                           0.62          (1.38)          (2.54)           0.27           0.19
                           -------------  -------------   -------------   -------------  -------------
Total from investment
 operations                         0.67          (1.35)          (2.50)           0.31           0.23
                           -------------  -------------   -------------   -------------  -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.03)         (0.01)          (0.05)          (0.04)         (0.07)
  Net realized gain                    -              -           (0.04)          (0.11)         (0.31)
  Return of capital                    -              -               -           (0.01)         (0.01)
                           -------------  -------------   -------------   -------------  -------------
Total distributions                (0.03)         (0.01)          (0.09)          (0.16)         (0.39)
                           -------------  -------------   -------------   -------------  -------------
NET ASSET VALUE, END OF
 YEAR                      $       12.23  $       11.59   $       12.95   $       15.54  $       15.39
                           =============  =============   =============   =============  =============
TOTAL RETURN                        5.89%        (10.47)%        (16.08)%          1.96%          1.47%
                           =============  =============   =============   =============  =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $      33,643  $      31,883   $      32,384   $      44,685  $      38,499
  Ratio of expenses to
   average net assets               0.84%          0.84%           0.84%           1.01%          1.09%
  Ratio of net investment
   income to average net
   assets                           0.43%          0.20%           0.29%           0.23%          0.24%
  Portfolio turnover
   rate/2/                            10%            12%             34%             35%            35%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

SEE NOTES TO FINANCIAL STATEMENTS.

72                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.
(For a share outstanding throughout each period)

                                            iSHARES MSCI UNITED KINGDOM INDEX FUND
                           ----------------------------------------------------------------------------
                              Year ended     Year ended      Year ended      Year ended      Year ended
                           Aug. 31, 2003  Aug. 31, 2002   Aug. 31, 2001   Aug. 31, 2000   Aug. 31, 1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $       12.77  $       15.11   $       18.35   $       20.25   $       18.48
                           -------------  -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income/1/                        0.39           0.48            0.26            0.27            0.44
  Net realized and
   unrealized gain
   (loss)                           0.12          (2.60)          (3.23)          (0.85)           2.40
                           -------------  -------------   -------------   -------------   -------------
Total from investment
 operations                         0.51          (2.12)          (2.97)          (0.58)           2.84
                           -------------  -------------   -------------   -------------   -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.28)         (0.22)          (0.25)          (0.25)          (0.37)
  Net realized gain                    -              -           (0.02)          (1.03)          (0.62)
  Return of capital                    -              -               -           (0.04)          (0.08)
                           -------------  -------------   -------------   -------------   -------------
Total distributions                (0.28)         (0.22)          (0.27)          (1.32)          (1.07)
                           -------------  -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF
 YEAR                      $       13.00  $       12.77   $       15.11   $       18.35   $       20.25
                           =============  =============   =============   =============   =============
TOTAL RETURN                        4.20%        (14.19)%        (16.20)%         (3.00)%         15.33%
                           =============  =============   =============   =============   =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
   (000s)                  $     150,809  $     120,067   $     117,883   $     146,803   $     113,402
  Ratio of expenses to
   average net assets               0.84%          0.84%           0.84%           0.94%           0.97%
  Ratio of net investment
   income to average net
   assets                           3.23%          3.39%           1.57%           1.39%           2.16%
  Portfolio turnover
   rate/2/                             6%            14%             30%             33%             13%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                          73

Notes to the Financial Statements

iSHARES, INC.

1.  SIGNIFICANT ACCOUNTING POLICIES

iShares, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994. As of August 31, 2003, the Company offered 24 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Austria, iShares MSCI Belgium, iShares MSCI EMU, iShares MSCI France, iShares MSCI Germany, iShares MSCI Italy, iShares MSCI Netherlands, iShares MSCI Spain, iShares MSCI Sweden, iShares MSCI Switzerland and iShares MSCI United Kingdom Index Funds (each a "Fund", collectively the "Funds").

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in a particular market, as measured by a particular equity securities index compiled by Morgan Stanley Capital International Inc. ("MSCI"). The investment advisor utilizes a "passive" or index approach to achieve each Fund's investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold stocks in fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

Each Fund invests in the securities of foreign issuers of a single country or region, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization of expropriation of assets; and the risk of war.

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

Certain prior year amounts in the financial statements have been reclassified to be consistent with the current period presentation. These reclassifications had no impact on prior year net assets, net income or distributions.

SECURITY VALUATION

Portfolio securities for which market prices are readily available are valued using the official closing price of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Funds. Short-term investments are valued at amortized cost,

74                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

which approximates market value. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Company's Board of Directors.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different exchange rate from the rate used by MSCI in the event that the investment advisor concludes that such rate is more appropriate.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

EQUALIZATION

Prior to January 1, 2002, the Funds used the accounting practice of equalization. This accounting method was used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amounts of equalization are disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by each Fund. Distributions of net realized gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO THE FINANCIAL STATEMENTS                                             75
iSHARES, INC.

At August 31, 2003, the tax year-end of the Funds, the components of distributable earnings on a tax basis were as follows:

-----------------------------------------------------------------------------------------
                                       UNDISTRIBUTED   UNDISTRIBUTED  TOTAL DISTRIBUTABLE
iSHARES MSCI INDEX FUND              ORDINARY INCOME  LONG-TERM GAIN             EARNINGS
-----------------------------------------------------------------------------------------
Austria                              $       272,938  $            -  $           272,938
Belgium                                      884,836               -              884,836
EMU                                        3,047,220               -            3,047,220
France                                       794,879               -              794,879
Germany                                    1,804,102               -            1,804,102
Italy                                        824,876               -              824,876
Netherlands                                  480,580               -              480,580
Spain                                        437,502               -              437,502
Sweden                                       332,115               -              332,115
Switzerland                                  146,432               -              146,432
United Kingdom                             4,486,489               -            4,486,489
-----------------------------------------------------------------------------------------

For the year ended August 31, 2003, the tax characterization of distributions paid was equal to the book characterization of distributions paid for all of the Funds. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2003.

From November 1, 2002 to August 31, 2003, the Funds incurred net realized capital losses and net foreign exchange losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2004, as follows:

      -----------------------------------------------------------------------
                                                                     DEFERRED
                                                                 NET REALIZED
                                                          CAPITAL/NET FOREIGN
      iSHARES MSCI INDEX FUND                                 CURRENCY LOSSES
      -----------------------------------------------------------------------
      Austria                                             $         1,244,041
      Belgium                                                         241,979
      EMU                                                           4,448,021
      France                                                        2,627,205
      Germany                                                       7,995,081
      Italy                                                           541,985
      -----------------------------------------------------------------------

      -----------------------------------------------------------------------
                                                                     DEFERRED
                                                                 NET REALIZED
                                                          CAPITAL/NET FOREIGN
      iSHARES MSCI INDEX FUND                                 CURRENCY LOSSES
      -----------------------------------------------------------------------
      Netherlands                                         $         2,480,372
      Spain                                                         1,582,094
      Sweden                                                        1,498,014
      Switzerland                                                   2,149,170
      United Kingdom                                                4,272,059
      -----------------------------------------------------------------------

76                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

The Funds had tax basis net capital loss carryforwards at August 31, 2003, the tax year-end of the Funds, as follows:

---------------------------------------------------------------------------------------------
                           EXPIRING  EXPIRING  EXPIRING     EXPIRING    EXPIRING
iSHARES MSCI INDEX FUND     IN 2007   IN 2008   IN 2009      IN 2010     IN 2011        TOTAL
---------------------------------------------------------------------------------------------
Austria                    $  4,273  $551,208  $336,553  $ 1,291,324  $  370,948  $ 2,554,306
Belgium                           -    94,675   450,543    1,677,678     117,767    2,340,663
EMU                               -         -       443    1,923,552   1,144,756    3,068,751
France                            -         -         -    3,807,513     236,944    4,044,457
Germany                           -         -    86,860   13,573,336   5,469,732   19,129,928
Italy                             -         -         -    3,335,772     848,408    4,184,180
Netherlands                       -         -    60,885    3,222,792   1,497,810    4,781,487
Spain                             -         -    20,276    2,081,931     678,910    2,781,117
Sweden                            -         -   126,557    3,350,244   1,577,551    5,054,352
Switzerland                       -         -         -    2,855,879   1,018,305    3,874,184
United Kingdom                    -         -         -    9,945,254   6,448,554   16,393,808
---------------------------------------------------------------------------------------------

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration date, whichever occurs first.

If any of the Funds own shares in certain foreign investment entities, referred to, under U.S. tax law code, as "passive foreign investment companies", such Funds may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

For the year ended August 31, 2003, each Fund reclassified certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies and realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Barclays Global Fund Advisors ("BGFA") acts as investment advisor to the Company and is responsible for the investment management of each Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA serves as investment advisor to each Fund pursuant to an Advisory Agreement between the Company and BGFA, as amended December 28, 2001. Under this agreement, BGFA is responsible for placing purchase and sale orders, providing continuous supervision of the investment portfolio of each Fund, and the general management of the Company's affairs.

Under the Advisory Agreement, BGFA is responsible for all of the expenses ("Covered Expenses") of each of the Funds, other than interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, extraordinary expenses, distribution fees and advisory fees.

For its investment management services to the Funds, BGFA is entitled to an annual investment advisory fee based on each Fund's allocable portion of the aggregate net assets of all the funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI

NOTES TO THE FINANCIAL STATEMENTS                                             77
iSHARES, INC.

Emerging Markets, iShares MSCI Pacific ex-Japan, iShares MSCI South Africa, iShares MSCI South Korea, and iShares MSCI Taiwan Index Funds) as follows:

----------------------------------------------------------------
ADVISORY FEE  AGGREGATE NET ASSETS
----------------------------------------------------------------
0.59%         First $7 billion
0.54          Over $7 billion, up to and including $11 billion
0.49          Over $11 billion
----------------------------------------------------------------

Barclays Global Investors, N.A. ("BGI") has a license agreement with MSCI for the use of the relevant MSCI indices. Under a sub-license agreement between BGI and the Funds, the fees for the use of such MSCI indices are paid directly by BGI to MSCI.

Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian and transfer agent for the Company. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

Prior to February 24, 2003, Investors Bank served as securities lending agent for the Company. Effective February 24, 2003, BGI began serving as securities lending agent for the Company. BGI is an affiliate of BGFA, the Funds' investment advisor. The Board of Directors has approved the selection of BGI as securities lending agent subject to the conditions of the exemptive order that was issued by the Securities and Exchange Commission ("SEC"). As securities lending agent, BGI receives a fee based on a share of the income earned on investment of the cash collateral received for the loan of securities. For the period from February 24, 2003 through August 31, 2003, BGI earned securities lending agent fees as follows:

----------------------------------------------------------------------
                                                    SECURITIES LENDING
iSHARES MSCI INDEX FUND                                     AGENT FEES
----------------------------------------------------------------------
Austria                                             $            3,055
Belgium                                                         49,593
EMU                                                            182,955
France                                                          30,642
Germany                                                        110,279
Italy                                                           89,519
Netherlands                                                     11,926
Spain                                                           21,460
Sweden                                                          16,355
Switzerland                                                      2,155
United Kingdom                                                  11,404
----------------------------------------------------------------------

SEI Investments Distribution Co. (the "Distributor") serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Company. The Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, the Distributor is entitled to receive a distribution fee from each Fund, not to exceed 0.25% of the average daily net assets of such Fund, for distribution-related services.

78                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

Pursuant to an exemptive order issued by the SEC, each Fund may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") and Prime Money Market Fund ("PMMF") of Barclays Global Investors Funds. The IMMF and PMMF are feeder funds in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio and Prime Money Market Master Portfolio, respectively, which are managed by BGFA, the Funds' investment advisor. The IMMF and PMMF are open-end money market funds available only to institutional investors, including other investment companies managed by BGFA. The IMMF and PMMF seek a high level of income consistent with liquidity and the preservation of capital. While the IMMF and PMMF do not directly charge an advisory fee, the master portfolios in which they invest do charge an advisory fee. Income distributions from the IMMF and PMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statements of Operations.

As a result of using an index approach to investing, the iShares MSCI United Kingdom Index Fund held shares of Barclays PLC, with a current market value of $4,542,947 as of August 31, 2003. Barclays PLC is an affiliate of BGFA, the Fund's investment advisor.

As of August 31, 2003, certain directors and officers of the Company are also employees of BGFA and its affiliates or employees of Investors Bank.

3.  INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the year ended August 31, 2003, were as follows:

----------------------------------------------------------------
iSHARES MSCI INDEX FUND                    PURCHASES       SALES
----------------------------------------------------------------
Austria                                  $ 4,371,267 $ 4,374,737
Belgium                                    2,337,828   1,446,116
EMU                                       11,904,879  10,269,683
France                                     4,737,423   4,480,841
Germany                                   11,050,985   9,752,905
Italy                                      6,464,087   6,352,618
Netherlands                                3,580,364   3,436,456
Spain                                      6,246,107   6,004,978
Sweden                                     1,800,379   1,628,691
Switzerland                                3,322,282   3,010,346
United Kingdom                             9,819,668   8,323,390
----------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS                                             79
iSHARES, INC.

In-kind transactions for the year ended August 31, 2003, were as follows:

----------------------------------------------------------------
                                             IN-KIND     IN-KIND
iSHARES MSCI INDEX FUND                    PURCHASES       SALES
----------------------------------------------------------------
Austria                                  $ 6,761,236 $ 3,624,602
Belgium                                   36,273,069  28,260,293
EMU                                       20,102,367           -
France                                             -           -
Germany                                   24,529,948  27,238,019
Italy                                      2,064,040   4,385,912
Netherlands                               12,437,549  13,222,708
Spain                                     34,321,596  13,173,807
Sweden                                    14,412,045   9,488,534
Switzerland                                2,939,952   2,629,522
United Kingdom                            76,142,043  54,890,614
----------------------------------------------------------------

At August 31, 2003, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

---------------------------------------------------------------------------------------
                                                                         NET UNREALIZED
                                        TAX    UNREALIZED    UNREALIZED    APPRECIATION
iSHARES MSCI INDEX FUND                COST  APPRECIATION  DEPRECIATION  (DEPRECIATION)
---------------------------------------------------------------------------------------
Austria                        $ 21,084,323  $  3,237,197  $   (144,216) $    3,092,981
Belgium                          32,263,595       285,708    (2,411,557)     (2,126,849)
EMU                             229,805,240     2,157,864   (25,699,708)    (23,541,844)
France                           71,358,580     5,019,271   (15,744,113)    (10,724,842)
Germany                         183,556,380       491,535   (45,258,719)    (44,767,184)
Italy                            47,273,587     1,751,189    (6,578,847)     (4,827,658)
Netherlands                      26,019,324             -    (6,096,089)     (6,096,089)
Spain                            60,401,219     3,401,711      (546,662)      2,855,049
Sweden                           23,079,904       846,437    (2,596,548)     (1,750,111)
Switzerland                      38,210,080     1,471,612    (5,260,178)     (3,788,566)
United Kingdom                  184,997,941     3,656,244   (38,158,997)    (34,502,753)
---------------------------------------------------------------------------------------

80                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

4.  iSHARES TRANSACTIONS

The Company's authorized shares are 10.9 billion shares of $.001 par value capital stock. The number of shares authorized to each Fund are as follows:

      ---------------------------------------------------------------------
      iSHARES MSCI INDEX FUND                             AUTHORIZED SHARES
      ---------------------------------------------------------------------
      Austria                                                    19,800,000
      Belgium                                                   136,200,000
      EMU                                                       500,000,000
      France                                                    340,200,000
      Germany                                                   382,200,000
      Italy                                                      63,600,000
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
      iSHARES MSCI INDEX FUND                             AUTHORIZED SHARES
      ---------------------------------------------------------------------
      Netherlands                                               255,000,000
      Spain                                                     127,800,000
      Sweden                                                     63,600,000
      Switzerland                                               318,625,000
      United Kingdom                                            943,200,000
      ---------------------------------------------------------------------

The Company issues and redeems shares ("iShares") of each Fund only in aggregations of a specified number of iShares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for purchase of Creation Units of a Fund is generally the in-kind deposit of a designated portfolio of equity securities constituting a portfolio sampling representation of the corresponding MSCI Index and an amount of cash. A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

5.  LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of August 31, 2003, certain of the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in a joint account which invests in securities with remaining maturities of 397 days or less and money market mutual funds. Income from the joint account is allocated daily to each Fund, based on each Fund's portion of the total cash collateral received. The market values of the securities on loan at August 31, 2003, and the value of the related collateral received are disclosed in the Statements of Assets and Liabilities.

6.  LEGAL PROCEEDINGS

The Company has reached a settlement in an action in the U.S. District Court for the Northern District of Illinois. In the action, a company named Mopex, Inc. and a company named Realtimemutualfunds.com alleged that the actions of the Company and others infringed a patent held by Mopex, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. The patent itself was found to be invalid in a related action to which the Company was not a party. In the settlement, the plaintiffs' claims and allegations are dismissed with prejudice, and neither the Company nor any other defendant will pay any compensation to the plaintiffs.

NOTES TO THE FINANCIAL STATEMENTS                                             81

Report of Independent Auditors

To the Shareholders and Board of Directors of iShares, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, each a portfolio of the iShares MSCI Index Fund Series (the "Funds") at August 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Funds as of August 31, 2000 and for the two years then ended were audited by other auditors, whose report dated October 13, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
October 3, 2003

82                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES, INC.

For the year ended August 31, 2003, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

    --------------------------------------------------------------------
                                              FOREIGN SOURCE     FOREIGN
    iSHARES MSCI INDEX FUND                    INCOME EARNED  TAXES PAID
    --------------------------------------------------------------------
    Austria                                   $     397,551   $   76,857
    Belgium                                       1,195,076       64,205
    EMU                                           4,748,743      314,420
    France                                        1,410,846      145,424
    Germany                                       2,765,261      120,225
    Italy                                         1,103,613       17,756
    Netherlands                                     723,643       89,508
    Spain                                           832,538       55,411
    Sweden                                          476,923       20,643
    Switzerland                                     539,034      121,233
    United Kingdom                                6,589,011      569,252
    --------------------------------------------------------------------

The following are estimates of qualified dividend income received by the Funds through August 31, 2003 that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

    -------------------------------------------------------------
                                                        QUALIFIED
                                                         DIVIDEND
    iSHARES MSCI INDEX FUND                                INCOME
    -------------------------------------------------------------
    Austria                                           $   397,550
    Belgium                                             1,150,558
    EMU                                                 4,725,528
    France                                              1,410,846
    Germany                                             2,765,261
    Italy                                               1,103,613
    Netherlands                                           723,643
    Spain                                                 832,538
    Sweden                                                476,923
    Switzerland                                           519,850
    United Kingdom                                      6,589,011
    -------------------------------------------------------------

TAX INFORMATION                                                               83

Supplemental Information (Unaudited)

iSHARES, INC.

The tables that follow present information about the differences between the daily market price on secondary markets for shares of an iShares Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each iShares Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the iShares Funds included in this report. Except for the iShares MSCI EMU Index Fund, the information shown for each Fund is for the five-year period from July 1, 1998 through June 30, 2003, the date of the most recent calendar quarter-end. The information shown for the iShares MSCI EMU Index Fund is for each full calendar quarter completed after the launch date of that Fund through June 30, 2003. The specific periods covered for each Fund are disclosed in the table for such Fund.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE iSHARES FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY EACH TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

                        iSHARES MSCI AUSTRIA INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                               NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                        OF DAYS   TOTAL DAYS
----------------------                        -------  -------------
Greater than 3.0% ........................        11         0.88%
Greater than 2.5% and Less than 3.0% .....        12         0.95
Greater than 2.0% and Less than 2.5% .....        17         1.35
Greater than 1.5% and Less than 2.0% .....        40         3.18
Greater than 1.0% and Less than 1.5% .....        99         7.88
Greater than 0.5% and Less than 1.0% .....       187        14.88
BETWEEN 0.5% AND -0.5%                           625        49.71
Less than -0.5% and Greater than -1.0% ...       168        13.37
Less than -1.0% and Greater than -1.5% ...        61         4.85
Less than -1.5% and Greater than -2.0% ...        22         1.75
Less than -2.0% and Greater than -2.5% ...         8         0.64
Less than -2.5% ..........................         7         0.56
                                               -----    ---------
                                                1257       100.00%
                                               =====    =========

84                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                        iSHARES MSCI BELGIUM INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                              NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                       OF DAYS   TOTAL DAYS
----------------------                       -------  -------------
Greater than 2.5% ........................       11         0.88%
Greater than 2.0% and Less than 2.5% .....       11         0.88
Greater than 1.5% and Less than 2.0% .....       30         2.39
Greater than 1.0% and Less than 1.5% .....       95         7.56
Greater than 0.5% and Less than 1.0% .....      240        19.09
BETWEEN 0.5% AND -0.5% ...................      560        44.53
Less than -0.5% and Greater than -1.0% ...      181        14.40
Less than -1.0% and Greater than -1.5% ...       85         6.76
Less than -1.5% and Greater than -2.0% ...       27         2.15
Less than -2.0% and Greater than -2.5% ...       11         0.88
Less than -2.5% ..........................        6         0.48
                                              -----    ---------
                                               1257       100.00%
                                              =====    =========

                          iSHARES MSCI EMU INDEX FUND
             PERIOD COVERED: OCTOBER 1, 2000 THROUGH JUNE 30, 2003

                                              NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                        OF DAYS   TOTAL DAYS
----------------------                        -------  -------------
Greater than 2.5% ........................        6         0.87%
Greater than 2.0% and Less than 2.5% .....        7         1.02
Greater than 1.5% and Less than 2.0% .....       20         2.91
Greater than 1.0% and Less than 1.5% .....       63         9.16
Greater than 0.5% and Less than 1.0% .....      201        29.22
BETWEEN 0.5% AND -0.5% ...................      318        46.22
Less than -0.5% and Greater than -1.0% ...       53         7.70
Less than -1.0% and Greater than -1.5% ...       14         2.03
Less than -1.5% ..........................        6         0.87
                                              -----    ---------
                                                688       100.00%
                                              =====    =========

SUPPLEMENTAL INFORMATION                                                      85
iSHARES, INC.

                         iSHARES MSCI FRANCE INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                             NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                       OF DAYS   TOTAL DAYS
----------------------                       -------  -------------
Greater than 2.0% ........................        8         0.64%
Greater than 1.5% and Less than 2.0% .....       13         1.03
Greater than 1.0% and Less than 1.5% .....       54         4.30
Greater than 0.5% and Less than 1.0% .....      146        11.61
BETWEEN 0.5% AND -0.5% ...................      868        69.04
Less than -0.5% and Greater than -1.0% ...      121         9.63
Less than -1.0% and Greater than -1.5% ...       33         2.63
Less than -1.5% and Greater than -2.0% ...        7         0.56
Less than -2.0% ..........................        7         0.56
                                              -----    ---------
                                               1257       100.00%
                                              =====    =========

                        iSHARES MSCI GERMANY INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                             NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                       OF DAYS   TOTAL DAYS
----------------------                       -------  -------------
Greater than 2.5% ........................        8         0.64%
Greater than 2.0% and Less than 2.5% .....        9         0.72
Greater than 1.5% and Less than 2.0% .....       36         2.86
Greater than 1.0% and Less than 1.5% .....       85         6.76
Greater than 0.5% and Less than 1.0% .....      200        15.91
BETWEEN 0.5% AND -0.5% ...................      680        54.09
Less than -0.5% and Greater than -1.0% ...      151        12.01
Less than -1.0% and Greater than -1.5% ...       54         4.30
Less than -1.5% and Greater than -2.0% ...       18         1.43
Less than -2.0% and Greater than -2.5% ...        6         0.48
Less than -2.5% ..........................       10         0.80
                                              -----    ---------
                                               1257       100.00%
                                              =====    =========

86                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                         iSHARES MSCI ITALY INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                              NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                       OF DAYS   TOTAL DAYS
----------------------                       -------  -------------
Greater than 2.0% ........................       11         0.88%
Greater than 1.5% and Less than 2.0% .....       14         1.11
Greater than 1.0% and Less than 1.5% .....       40         3.18
Greater than 0.5% and Less than 1.0% .....      165        13.13
BETWEEN 0.5% AND -0.5% ...................      850        67.62
Less than -0.5% and Greater than -1.0% ...      128        10.18
Less than -1.0% and Greater than -1.5% ...       28         2.23
Less than -1.5% and Greater than -2.0% ...       14         1.11
Less than -2.0% ..........................        7         0.56
                                              -----    ---------
                                               1257       100.00%
                                              =====    =========

                      iSHARES MSCI NETHERLANDS INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                             NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                       OF DAYS   TOTAL DAYS
----------------------                       -------  -------------
Greater than 2.5% ........................       12         0.95%
Greater than 2.0% and Less than 2.5% .....        8         0.64
Greater than 1.5% and Less than 2.0% .....       25         1.99
Greater than 1.0% and Less than 1.5% .....       64         5.09
Greater than 0.5% and Less than 1.0% .....      241        19.17
BETWEEN 0.5% AND -0.5% ...................      738        58.72
Less than -0.5% and Greater than -1.0% ...      103         8.19
Less than -1.0% and Greater than -1.5% ...       46         3.66
Less than -1.5% and Greater than -2.0% ...       12         0.95
Less than -2.0% ..........................        8         0.64
                                              -----    ---------
                                               1257       100.00%
                                              =====    =========

SUPPLEMENTAL INFORMATION                                                      87
iSHARES, INC.

                         iSHARES MSCI SPAIN INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                             NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                       OF DAYS   TOTAL DAYS
----------------------                       -------  -------------
Greater than 3.0% ........................        6         0.48%
Greater than 2.0% and Less than 3.0% .....       11         0.88
Greater than 1.5% and Less than 2.0% .....       12         0.95
Greater than 1.0% and Less than 1.5% .....       52         4.14
Greater than 0.5% and Less than 1.0% .....      176        14.00
BETWEEN 0.5% AND -0.5% ...................      817        64.99
Less than -0.5% and Greater than -1.0% ...      128        10.18
Less than -1.0% and Greater than -1.5% ...       37         2.94
Less than -1.5% and Greater than -2.0% ...       11         0.88
Less than -2.0% ..........................        7         0.56
                                              -----    ---------
                                               1257       100.00%
                                              =====    =========

                         iSHARES MSCI SWEDEN INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                             NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                       OF DAYS   TOTAL DAYS
----------------------                       -------  -------------
Greater than 2.5% ........................       11         0.88%
Greater than 2.0% and Less than 2.5% .....       18         1.43
Greater than 1.5% and Less than 2.0% .....       29         2.31
Greater than 1.0% and Less than 1.5% .....       93         7.40
Greater than 0.5% and Less than 1.0% .....      232        18.46
BETWEEN 0.5% AND -0.5% ...................      668        53.14
Less than -0.5% and Greater than -1.0% ...      108         8.59
Less than -1.0% and Greater than -1.5% ...       52         4.14
Less than -1.5% and Greater than -2.0% ...       18         1.43
Less than -2.0% and Greater than -2.5% ...       14         1.11
Less than -2.5% ..........................       14         1.11
                                              -----    ---------
                                               1257       100.00%
                                              =====    =========

88                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                      iSHARES MSCI SWITZERLAND INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                             NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                       OF DAYS   TOTAL DAYS
----------------------                       -------  -------------
Greater than 3.0% ........................        3         0.24%
Greater than 2.5% and Less than 3.0% .....       10         0.80
Greater than 2.0% and Less than 2.5% .....       13         1.03
Greater than 1.5% and Less than 2.0% .....       44         3.50
Greater than 1.0% and Less than 1.5% .....      137        10.90
Greater than 0.5% and Less than 1.0% .....      265        21.08
BETWEEN 0.5% AND -0.5% ...................      635        50.51
Less than -0.5% and Greater than -1.0% ...       92         7.32
Less than -1.0% and Greater than -1.5% ...       31         2.47
Less than -1.5% and Greater than -2.0% ...       18         1.43
Less than -2.0% ..........................        9         0.72
                                              -----    ---------
                                               1257       100.00%
                                              =====    =========

                     iSHARES MSCI UNITED KINGDOM INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                             NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                       OF DAYS   TOTAL DAYS
----------------------                       -------  -------------
Greater than 3.5% ........................        8         0.64%
Greater than 2.5% and Less than 3.5% .....        9         0.72
Greater than 2.0% and Less than 2.5% .....       19         1.51
Greater than 1.5% and Less than 2.0% .....       77         6.13
Greater than 1.0% and Less than 1.5% .....      199        15.83
Greater than 0.5% and Less than 1.0% .....      294        23.39
BETWEEN 0.5% AND -0.5% ...................      554        44.06
Less than -0.5% and Greater than -1.0% ...       64         5.09
Less than -1.0% and Greater than -1.5% ...       19         1.51
Less than -1.5% and Greater than -2.5% ...        9         0.72
Less than -2.5% ..........................        5         0.40
                                              -----    ---------
                                               1257       100.00%
                                              =====    =========

SUPPLEMENTAL INFORMATION                                                      89

Directors Information (Unaudited)

iSHARES, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and oversees 81 portfolios within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 106 portfolios within the fund complex. Additional information about the Funds' Directors may be found in the Funds' Statement of Additional Information, which is available without charge upon request by calling toll-free 1-800-474-2737.

                            INTERESTED DIRECTORS+

                           POSITION(S),           PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS   LENGTH OF SERVICE          DURING PAST 5 YEARS               OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------
*LEE T. KRANEFUSS (41)   Director,          Chief Executive Officer of the       Trustee (since June 18, 2003) of
Barclays Global          Chairman, and      Individual Investor Business of      iShares Trust; Board of Trustees
Investors                President (since   Barclays Global Investors, N.A.;     for Barclays Global Investors Funds
45 Fremont Street        June 18, 2003)     The Boston Consulting Group (until   and Master Investment Portfolio
San Francisco, CA 94105                     1997).                               (since 2001).

*NATHAN MOST (89)        Director           Consultant to BGI (1998-2002),       Trustee (since 2000) and President
P.O. Box 193             (since 1996)       American Stock Exchange (1996-2000)  (2000-2002) of iShares Trust
Burlingame, CA 94011                        and the Hong Kong Stock Exchange
                                            (1998 to present); Consultant to
                                            the Amsterdam Stock Exchange
                                            (1997-1998); Consultant to the
                                            Pacific Stock Exchange (1997-1998).

----------
+ Garrett F. Bouton served as Chairman, President and interested Director of the Board through June 17, 2003.
* Lee T. Kranefuss and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.

90                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                             INDEPENDENT DIRECTORS

                           POSITION(S),           PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS   LENGTH OF SERVICE          DURING PAST 5 YEARS               OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------
JOHN B. CARROLL (67)     Director           Retired Vice President of            Trustee (since 2001) of iShares
520 Main Street          (since 1996)       Investment Management (1984-2000)    Trust; Trustee and member of the
Ridgefield, CT 06877                        of Verizon Corporation; Advisory     Executive Committee (since 1991) of
                                            Board member of Ibbotson Associates  The Common Fund Institutional
                                            (1992-1998); former Vice Chairman    Funds, a non-profit organization;
                                            and Executive Committee Member       Member of the Board of Managers of
                                            (1994-1998) of the Committee on      JP Morgan Private Equity Funds.
                                            Investment of Employee Benefit
                                            Assets of the Financial Executive
                                            Institute.

RICHARD K. LYONS (42)    Director           Professor, University of             Trustee (since 2000) of iShares
Haas School of           (since 2001)       California, Berkeley: Haas School    Trust; Trustee (since 2001) of
Business,                                   of Business (since 1993);            Barclays Global Investors Funds and
UC Berkeley                                 Consultant for IMF World Bank,       Master Investment Portfolio; Board
Berkeley, CA 94720                          Federal Reserve Bank, and Citibank   of Trustees: Matthews Asian Funds
                                            N.A. (since 2000).                   since 1995 (oversees 6 portfolios).

GEORGE C. PARKER (64)    Director           Dean Witter Distinguished Professor  Trustee (since 2000) of iShares
Graduate School of       (since 2001)       of Finance (since 1994); Associate   Trust; Bailard, Biehl and
Business (Room K301)                        Dean for Academic Affairs, Director  Kaiser, Inc. (since 1985);
Stanford University                         of MBA Program, and Professor,       California Casualty Group of
521 Memorial Way                            Stanford University: Graduate        Insurance Companies (since 1978);
Stanford, CA 94305                          School of Business (1993-2001).      Continental Airlines, Inc. (since
                                                                                 1996); Community First Financial
                                                                                 Group (since 1995); Dresdner/RCM
                                                                                 Mutual Funds (1994-2002); Tyon
                                                                                 Ranch Company (since 1999).

W. ALLEN REED (56)       Director           President and Chief Executive        Trustee (since 2001) of iShares
General Motors           (since 1996)       Officer (since 1994) of General      Trust; Director (since 1994) of
Investment                                  Motors Investment Management         General Motors Investment
Management Corp.                            Corporation.                         Management Corporation; Director
767 Fifth Avenue                                                                 (1995-1998) of Taubman
New York, NY 10153                                                               Centers, Inc. (a real estate
                                                                                 investment trust); Director (since
                                                                                 1992) of FLIR Systems (an imaging
                                                                                 technology company); Director
                                                                                 (since 1994) of General Motors
                                                                                 Acceptance Corporation; Director
                                                                                 (since 1994) of GMAC Insurance
                                                                                 Holdings, Inc.; Director (since
                                                                                 1995) of Global Emerging Markets
                                                                                 Fund; Director (since 2000) of
                                                                                 Temple Inland Industries; Chairman
                                                                                 (since 1995) of the Investment
                                                                                 Advisory Committee of Howard Hughes
                                                                                 Medical Institute.

DIRECTORS INFORMATION                                                         91
iSHARES, INC.

                         OFFICERS WHO ARE NOT DIRECTORS

                                            PRINCIPAL OCCUPATION(S)          DIRECTORSHIPS HELD BY
 NAME, AGE AND ADDRESS   POSITION             DURING PAST 5 YEARS                  OFFICERS
-------------------------------------------------------------------------------------------------
MICHAEL A. LATHAM (37)   Secretary,     Director of Mutual Fund Delivery in      None.
Barclays Global          Treasurer      the U.S. Individual Investor
Investors                and            Business of BGI (since 2000); Head
45 Fremont Street        Principal      of Operations, BGI Europe
San Francisco, CA 94105  Financial      (1997-2000).
                         Officer

JEFFREY J. GABOURY (34)  Assistant      Director (formerly Manager), Mutual      None.
Investors Bank & Trust   Treasurer      Fund Administration, Reporting and
Co.                                     Compliance, IBT (since 1996).
200 Clarendon Street
Boston, MA 02116

DANELL J. DOTY (40)      Assistant      Head of Mutual Fund Administration,      None.
Barclays Global          Secretary      BGI (since 1999); Vice President of
Investors                               Operations, Berkeley Capital
45 Fremont Street                       Management (1994-1999); Vice
San Francisco, CA 94105                 President and Secretary, The
                                        Berkeley Funds (1997-1999).

SUSAN C. MOSHER (48)     Assistant      Senior Director & Senior Counsel,        None.
Investors Bank & Trust   Secretary      Mutual Fund Administration, IBT
Co.                                     (since 1995).
200 Clarendon Street
Boston, MA 02116

SANDRA I. MADDEN (37)    Assistant      Senior Associate Counsel, Mutual         None.
Investors Bank & Trust   Secretary      Fund Administration, IBT (since
Co.                                     1999); Associate, Scudder Kemper
200 Clarendon Street                    Investments, Inc. (1996-1999).
Boston, MA 02116

THEDA HABER (49)         Chief          Attorney/Managing Director, Deputy       None.
Barclays Global          Legal          General Counsel and Head of U.S.
Investors                Officer        Legal, BGI (since 1997);
45 Fremont Street                       Attorney/Senior Counsel, BGI
San Francisco, CA 94105                 (1994-2000).

LOIS TOWERS (51)         Assistant      U.S. Compliance Officer, BGI (since      None.
Barclays Global          Vice           1999).
Investors                President-AML
45 Fremont Street        Compliance
San Francisco, CA 94105  Officer

92                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES                                                                         93

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-iSHARES (1-800-474-2737) to obtain a prospectus for any iShares fund. The prospectus contains more complete information, including charges and expenses.

BROAD MARKET
iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

LARGE CAP
iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

MID CAP
iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

SMALL CAP
iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

SECTOR & INDUSTRY
iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

FIXED INCOME
iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares Lehman Aggregate Bond Fund (AGG) iShares GS $ InvesTop(TM) Corporate Bond Fund (LQD)

GLOBAL SECTOR
iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

INTERNATIONAL/BROAD MARKET
iShares MSCI EAFE Index Fund (EFA)
iShares MSCI Emerging Markets Index Fund (EEM)

INTERNATIONAL/REGIONAL
iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

INTERNATIONAL/DEVELOPED COUNTRY
iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF)

INTERNATIONAL/EMERGING COUNTRY
iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Africa Index Fund (EZA) iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

GLOBAL/BROAD MARKET
iShares S&P Global 100 Index Fund (IOO)

This advertising section does not constitute part of the 2003 Annual Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or
Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co.

94                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a wholly owned subsidiary of Barclays Bank PLC, none of which is affiliated with SEI.

iShares are not sponsored, endorsed, sold, or promoted by Morgan Stanley Capital International, Inc., nor does this company make any representation regarding the advisability of investing in iShares.

Investing involves risk, including possible loss of principal.

(C)2003 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

  iSHARES(R) INDUSTRIAL STRENGTH INVESTMENT TOOLS FROM BARCLAYS GLOBAL INVESTORS

                 I 800 iSHARES (I 800 474 2737) WWW.iSHARES.COM

                                                                        BARCLAYS

BGI-F-005-09003
                                                                      iShares(R)

                       2003 ANNUAL REPORT TO SHAREHOLDERS
                                 AUGUST 31, 2003

                             [GRAPHIC APPEARS HERE]

   INDUSTRIAL STRENGTH
    INVESTMENT TOOLS

   iSHARES MSCI JAPAN INDEX FUND

Table of Contents

Shareholder Letter...............................................   1
Introduction.....................................................   3
Managers' Discussion & Analysis..................................   6
Schedule of Investments..........................................   8
Financial Statements.............................................  13
Financial Highlights.............................................  16
Notes to the Financial Statements................................  17
Report of Independent Auditors...................................  22
Tax Information (Unaudited)......................................  23
Supplemental Information (Unaudited).............................  24
Directors Information (Unaudited)................................  25
iShares Family of Funds..........................................  30

To Our Shareholders

For many investors, the last few years have been difficult and challenging. The collapse of the stock market bubble, a tepid economy, corporate accounting scandals, lackluster company earnings and the geopolitical situation all contributed to a three-year bear market. Stock market gains during the first half of 2003 give some hope that the markets have turned a corner, but there is no guarantee that challenging market conditions will not return.

iShares have continued to innovate and expand, offering more tools that help investors tailor their portfolios to achieve diversity and address volatility in a complex market environment. For example, in April of this year, iShares launched an emerging markets exchange traded fund based on the MSCI's Emerging Market Free Index. Last year, iShares launched the first fixed income exchange traded funds, which BUSINESS WEEK named one of the best new products of 2002./1/ We have added a Lehman Aggregate Bond Fund to our fixed income menu, enabling investors to track one of the most well-known U.S. fixed income market indexes. Assets under management for the fixed income iShares funds were $4.3 billion as of August 31, 2003.

With the addition of these iShares, investors can achieve even more diversity in their portfolios -- and at lower cost, since iShares fees are, on average, about half those of actively managed funds./2/ With over 80 different iShares to choose from, investors have the ability to build a diverse portfolio that covers a wide swath of market segments such as capitalization, sectors, value and growth, international and fixed income. That is important because market segments do not tend to move in tandem, particularly in volatile markets. Economic conditions such as inflation, interest rate levels, currency valuations or the price of oil, as well as the normal pace of the economic cycle, all may result in one market segment outperforming another.

We encourage you to talk with your financial advisor about what blend of investments or asset allocation can best help you meet your financial goals. Throughout the coming year we will continue to work closely with the financial advisor community to introduce innovative strategies and structures for their client's portfolios. To learn more about iShares, we encourage you to visit our web site, www.iShares.com.

At times like these, the importance of sound, disciplined investing is greater than ever. Such investing should be grounded in two key concepts: keeping the costs associated with investing as low as possible, and maintaining a diversified portfolio. That is why we believe iShares are an indispensable tool for investors in the current market. And that is also why more and more investors have recognized the benefits of iShares. Assets under management for iShares continue to grow, and as of August 31, 2003, had reached $43.0 billion.

On behalf of the iShares family of funds and our colleagues at Barclays Global Investors, we thank you for making iShares a part of your portfolio. We look forward to meeting your investment needs in the year ahead.

    /s/ Lee T. Kranefuss

    Lee T. Kranefuss
    PRESIDENT AND CHAIRMAN OF THE BOARD OF DIRECTORS FOR iSHARES, INC.

iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI.

----------
/1/  BUSINESS WEEK, 12/16/02.

/2/  Morningstar Principia, BGI analysis 5/03.

SHAREHOLDER LETTER                                                             1

FOR COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, REQUEST A PROSPECTUS BY CALLING 1 800 iSHARES (1 800 474 2737). READ IT CAREFULLY BEFORE YOU INVEST.

THERE ARE RISKS INVOLVED WITH INVESTING, INCLUDING POSSIBLE LOSS OF PRINCIPAL. Diversification may not protect against market risk. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The annual management fees of iShares may be substantially less than those of most mutual funds. iShares transactions will result in brokerage commissions, but the savings from lower annual fees can help offset these costs. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

iShares are not sponsored, endorsed, or issued by Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Morgan Stanley Capital International. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above.

This advertising section does not constitute part of the 2003 Annual Report.

2                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Introduction

In this section, Barclays Global Fund Advisors (the "Investment Advisor") discusses the performance of the iShares MSCI Index Funds (each, a "Fund", and collectively, the "Funds"). The introduction provides an overview of how each Fund seeks to track its respective index. In addition, the introduction identifies some of the key factors that contribute to a Funds' performance against its benchmark index.

Each Fund invests in a representative sample of the component securities in its underlying MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the component securities of the MSCI Index. Certain Funds may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility.

There are several important factors that should be kept in mind when reviewing the performance of each Fund.

PORTFOLIO SAMPLING: Portfolio sampling is a disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. Because of portfolio sampling, the composition of each Fund will vary from that of its underlying MSCI Index. This may cause performance to vary positively or negatively from that of its underlying MSCI Index during any period.

FUND EXPENSES: The MSCI Indexes are only statistical composites that track changes in the financial markets of a particular country or region. Since an index does not actually hold a portfolio of securities, it does not bear management, administration, distribution, transaction or other expenses, while a Fund does incur such expenses, thereby negatively impacting the performance of a Fund.

CONSTRAINTS ON PORTFOLIO MANAGEMENT: The Investment Advisor is subject to a number of constraints when managing the iShares MSCI Index Funds' portfolios. The "Single Issuer Rule" and the "5/50 Rule" are two constraints in the Internal Revenue Code that affect the performance of a number of the Funds.

The "Single Issuer Rule" generally prohibits a Fund from investing more than 25% of the value of a Fund's total assets in the securities of a single issuer. This constraint applies to all share classes of an issuer. As an example, Samsung Electronics ordinary and preferred shares made up 35.71% of the MSCI South Korea Index as of August 31, 2003. Because of the "Single Issuer Rule", however, the iShares MSCI South Korea Index Fund could not invest more than 25% of its assets in Samsung Electronics. This contributed to the difference between the performance of the iShares MSCI South Korea Index Fund and its benchmark index.

The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% in a Fund's portfolio from exceeding 50% of a Fund's total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indexes have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI Mexico Index was 75.77% as of August 31, 2003. Therefore, the iShares MSCI Mexico Index Fund had to underweight some of these stocks relative to the benchmark, and therefore overweight its investment in other stocks. This contributed to the difference between the performance of the iShares MSCI Mexico Index Fund and its benchmark index.

REVENUE DIFFERENTIAL: A fourth factor that causes performance of a Fund to differ from that of its underlying MSCI Index is "revenue differential", or differences between a Fund and the underlying MSCI Index in dividend accruals/reinvestments. The Funds record dividend revenues on the "ex-dividend" dates of the underlying stocks. Prior to January 1, 2001, for developed markets, MSCI used smoothed dividends as opposed to actual dividends by allocating annual dividend revenues evenly over a twelve-month period. Separately, the Funds might have different dividend rates versus the Indexes due to portfolio sampling or different withholding taxes. Finally, while the sole source of revenues for the MSCI Indexes is dividends, the Funds receive interest on uninvested cash and, in the case of most Funds, revenues from the lending of portfolio securities.

INTRODUCTION                                                                   3

EFFECT OF UNINVESTED ASSETS: Another factor that causes performance of a Fund to differ from that of its underlying MSCI Index is the "effect of uninvested assets". Uninvested assets held by a Fund affect performance relative to its underlying benchmark index. In contrast, the MSCI Indexes are always fully comprised of the underlying stocks and thus do not reflect any "unequitized" assets. The "effect of uninvested assets" refers to the impact on performance of the portion of a Fund that is not invested in stocks. Cash is the principal "unequitized" asset of a Fund. The effect of uninvested assets will tend to cause each Fund to outperform its underlying index in falling markets and underperform the underlying index in rising markets. However, even within a period that has a down market return there can be a short period of rising market where the uninvested assets in a Fund have a negative impact on return. In these circumstances, the effect of uninvested assets could worsen a loss for the period.

SECURITIES LENDING: Finally, securities lending is when a Fund loans securities in its portfolio to another party for a given time period and in return receives cash collateral for the loan. Securities lending income is the income earned on lending the securities, which is split between the Fund and the Fund's securities lending agent. While securities lending is intended to improve the performance of the Fund, it may also contribute to differences between the performance of a Fund and its benchmark index.

4                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

                       THIS PAGE INTENTIONALLY LEFT BLANK.

Managers' Discussion and Analysis

iSHARES MSCI JAPAN INDEX FUND
Performance as of 8/31/03

                        AVERAGE ANNUAL TOTAL RETURNS
  ---------------------------------------------------------------------------
   YEAR ENDED 8/31/03    FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
  --------------------  --------------------------  -------------------------
   NAV   MARKET  INDEX    NAV     MARKET    INDEX     NAV    MARKET    INDEX
  6.69%  6.26%   6.66%   0.62%     1.81%    1.40%    (6.90)%  (6.85)%  (6.20)%

                           CUMULATIVE TOTAL RETURNS
  ---------------------------------------------------------------------------
   YEAR ENDED 8/31/03    FIVE YEARS ENDED 8/31/03     INCEPTION TO 8/31/03
  --------------------  --------------------------  -------------------------
   NAV   MARKET  INDEX    NAV     MARKET    INDEX     NAV     MARKET   INDEX
  6.69%  6.26%   6.66%   3.16%     9.38%    7.20%   (41.38)% (41.18)% (38.02)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (3/12/96). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return in based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (3/18/96), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                                 SECTOR BREAKOUT

                                MSCI JAPAN INDEX

                              [CHART APPEARS HERE]

Consumer Discretionary       22.44%
Consumer Staples              6.08%
Energy                        0.73%
Financials                   14.08%
Health Care                   5.73%
Industrials                  15.56%
Information Technology       17.49%
Materials                     7.80%
Telecommunications Services   5.01%
Utilities                     5.08%

PERFORMANCE REVIEW
The total return of the iShares MSCI Japan Index Fund (the "Fund") was 6.69% during the twelve-month period ended August 31, 2003 (the "reporting period"). The total return of the corresponding MSCI Japan Index (the "Index") over the reporting period was 6.66%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund outperformed its benchmark by 0.03 percentage points during the reporting period. This was due to the positive impact of portfolio sampling, revenue differential and securities lending, which contributed 0.67, 0.20, and
0.06 percentage points, respectively, to

6                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
the Fund's return. Those factors were offset by the impact of expenses and uninvested assets, which subtracted 0.84 and 0.06 percentage points, respectively, from the Fund's return.

KEY MARKET CONDITIONS
In addition to the dampening effects of a global slowdown, Japan dealt with its own set of problems during the year. As the reporting period opened, Japan's banking woes had begun to resurface. Government attempts to cope with the impact of non-performing loans caused significant concerns in the banking sector. Corporate restructurings grew, and slumping export levels contributed to higher unemployment rates by the end of 2002.

Early in 2003, the Nikkei fell to its lowest level in 20 years as Japan struggled with the SARS outbreak and a weak U.S. dollar. Comments by U.S. Treasury Secretary John Snow briefly caused concern, as it appeared to many investors that the U.S. administration was willing to accept a weaker dollar. Because much of Japan's economic hopes hinge on an export-led recovery, Japan's markets generally reacted unfavorably to the implication that the U.S. was willing to accept a weaker dollar. As the interpretations to these comments changed, however, the Japanese market stabilized.

During the second half of the reporting period Japan appeared to be emerging from some of its difficulties. The Nikkei 225 climbed from below 8,000 to above the 10,000 mark by the end of August, a gain of about a third since April. Perhaps more significantly, in August Japan logged its sixth successive quarter of growth, with GDP rising 2.3% at an annual rate in the second quarter. This exceeded expectations and nearly matched the U.S. growth rate over the same period.

The central bank maintained its commitment to a weak yen through the ongoing sale of yen throughout the period, and some of Japan's big exporters benefited. Notably, automaker Nissan Motor Co. (1.95% of the Index as of August 31, 2003) gained 44.69% and Canon Inc. (2.93% of the Index as of August 31, 2003) climbed 38.18%. Toyota Motor Corp., the largest weighting at 5.45% of the Index, returned 9.71%. Not all exporters delivered positive returns, however. Sony Corp. (2.10% of the Index as of August 31, 2003) declined 25.73%.


                          iSHARES MSCI JAPAN INDEX FUND
                          GROWTH OF $10,000 INVESTMENT
                                 SINCE INCEPTION

                              [CHART APPEARS HERE]

                   iShares MSCI
               Japan Index Fund        MSCI Japan Index
               ----------------        ----------------
                    $ 10,000.00             $ 10,000.00
8/31/96             $  9,688.99             $  9,718.00
2/28/97             $  8,059.51             $  8,115.00
8/31/97             $  8,529.13             $  8,593.00
2/28/98             $  7,366.29             $  7,436.00
8/31/98             $  5,682.35             $  5,783.00
2/28/99             $  6,867.58             $  7,029.00
8/31/99             $  8,986.20             $  9,406.00
2/29/2000           $ 10,297.24             $ 10,739.00
8/31/2000           $  9,772.14             $ 10,274.00
2/28/2001           $  7,417.49             $  7,813.00
8/31/2001           $  6,413.41             $  6,735.00
2/28/2002           $  5,282.04             $  5,580.00
8/31/2002           $  5,494.17             $  5,811.00
2/28/2003           $  4,787.07             $  5,053.00
8/31/2003           $  5,861.87             $  6,198.00

MANAGERS' DISCUSSION & ANALYSIS                                                7

Schedule of Investments

iSHARES MSCI JAPAN INDEX FUND
August 31, 2003

SECURITY                                             SHARES             VALUE
-----------------------------------------------------------------------------
COMMON STOCKS - 99.98%
Toyota Motor Corp.                                3,331,200   $    91,930,614
NTT DoCoMo Inc.                                      22,208        57,099,760
Canon Inc.                                        1,041,000        50,051,508
Honda Motor Co. Ltd.                                971,600        39,553,480
Takeda Chemical Industries Ltd.                   1,041,000        37,650,154
Sony Corp.                                        1,110,400        36,543,846
Matsushita Electic Industrial Co. Ltd.            2,776,015        35,402,043
Nomura Holdings Inc.                              2,429,000        35,348,320
Nissan Motors Co. Ltd.                            3,088,300        33,164,552
Mitsubishi Tokyo Financial Group Inc.                 5,205        30,334,248
Nippon Telegraph & Telephone Corp.                    6,593        29,043,555
Tokyo Electric Power Co. Inc. (The)               1,457,400        28,353,600
Fuji Photo Film Co. Ltd.                            694,000        20,817,621
Hitachi Ltd.                                      3,470,000        18,914,296
Rohm Co. Ltd.                                       138,800        18,129,174
Millea Holdings Inc.                                  1,735        17,992,372
Murata Manufacturing Co. Ltd.                       312,300        17,558,176
East Japan Railway Co.                                3,817        16,127,708
Sumitomo Mitsui Financial Group Inc.                  4,511        15,735,147
Sharp Corp.                                       1,041,000        15,613,216
Shin-Etsu Chemical Co. Ltd.                         381,700        14,982,739
Tokyo Electron Ltd.                                 208,252        14,671,164
Chubu Electric Power Co. Inc.                       798,100        14,535,160
Toshiba Corp.                                     3,470,000        14,185,722
Kansai Electric Power Co. Inc. (The)                867,500        13,687,586
Kyocera Corp.                                       208,200        13,382,756
Kao Corp.                                           694,000        13,085,362
Denso Corp.                                         694,000        12,966,404
NEC Corp./1/                                      1,735,000        12,936,664
Ricoh Co. Ltd.                                      694,000        12,787,967
Nippon Steel Corp.                                6,940,000        12,431,094
Mitsubishi Heavy Industries Ltd.                  3,817,000        12,332,953
Secom Co. Ltd.                                      347,000        11,895,783
JFE Holdings Inc.                                   589,950        11,881,921
Mitsubishi Corp.                                  1,388,000        11,729,242
Nintendo Co. Ltd.                                   138,800        11,550,806
UFJ Holdings Inc./1/                                  4,164        11,134,453
Mitsui & Co. Ltd.                                 1,735,000        11,077,948
Hoya Corp.                                          138,800        10,622,934
Ito-Yokado Co. Ltd.                                 347,000         9,962,719
Fujitsu Ltd.                                      2,082,000         9,956,771
Bridgestone Corp.                                   694,000         9,665,324
Tokyo Gas Co. Ltd.                                3,123,000         9,501,757
Mizuho Financial Group Inc./1/                        7,634         9,486,887
Seven-Eleven Japan Co. Ltd.                         347,000         9,486,887
Mitsubishi Estate Co. Ltd.                        1,041,000         9,332,242
Fanuc Ltd.                                          138,800         9,159,753
Yamanouchi Pharmaceutical Co. Ltd.                  347,000         9,100,274
TDK Corp.                                           138,800         9,040,795
Daiwa Securities Group Inc.                       1,388,000         8,957,525
Dai Nippon Printing Co. Ltd.                        694,000         8,844,515
Tohoku Electric Power Co. Inc.                      589,900         8,695,818
Aeon Co. Ltd.                                       347,000         8,579,834
Mitsubishi Electric Corp.                         2,082,000         8,547,120
SANYO Electric Co. Ltd.                           2,082,000         8,457,902
Mitsui Fudosan Co. Ltd.                           1,041,000         8,395,449
Nikko Cordial Corp.                               1,735,000         8,341,918
Mitsui Sumitomo Insurance Co. Ltd.                1,388,000         8,291,361
Olympus Optical Co. Ltd.                            347,000         7,970,175
Kyushu Electric Power Co. Inc.                      520,500         7,882,443
SMC Corp.                                            69,400         7,720,363
Nitto Denko Corp.                                   173,500         7,657,911
Kirin Brewery Co. Ltd.                            1,041,000         7,449,734
Central Japan Railway Co.                             1,041         7,342,672
Asahi Glass Co. Ltd.                              1,041,000         7,315,907
Eisai Co. Ltd.                                      347,000         7,256,428
Keyence Corp.                                        34,720         7,251,683
Advantest Corp.                                     104,100         7,217,767
Softbank Corp.                                      242,900         7,119,626
Kinki Nippon Railway Co. Ltd./1/                  2,429,000         7,098,809
Omron Corp.                                         347,000         7,063,121
NTT Data Corp.                                        1,735         6,988,773
ORIX Corp.                                          104,100         6,914,424
Nippon Oil Corp.                                  1,735,500         6,856,921
Ajinomoto Co. Inc.                                  694,000         6,834,127

8                                     2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI JAPAN INDEX FUND
August 31, 2003

SECURITY                                             SHARES             VALUE
-----------------------------------------------------------------------------
Shizuoka Bank Ltd. (The)                          1,041,000   $     6,753,831
Fujisawa Pharmaceutical Co. Ltd.                    347,000         6,661,639
Daikin Industries Ltd.                              347,000         6,631,899
Asahi Kasei Corp.                                 1,735,000         6,572,420
Sompo Japan Insurance Inc.                        1,041,000         6,414,801
Stanley Electric Co. Ltd.                           347,000         6,126,329
Osaka Gas Co. Ltd.                                2,429,000         6,099,563
Sekisui House Ltd.                                  694,000         6,096,589
Toray Industries Inc.                             1,735,000         6,096,589
Japan Tobacco Inc.                                    1,041         6,084,693
Sumitomo Electric Industries Ltd.                   694,000         6,054,954
Komatsu Ltd.                                      1,041,000         5,941,944
Toyota Industries Corp.                             347,000         5,921,126
Alps Electric Co. Ltd.                              347,000         5,900,309
JSR Corp.                                           347,000         5,894,361
Takefuji Corp.                                      104,100         5,888,413
OJI Paper Co. Ltd.                                1,041,000         5,781,351
Nippon Yusen Kabushiki Kaisha                     1,388,000         5,733,768
Tostem Inax Holding Corp.                           347,000         5,620,758
Toppan Printing Co. Ltd.                            694,000         5,614,810
Pioneer Corp.                                       242,900         5,454,217
Daiwa House Industry Co. Ltd.                       694,000         5,406,634
Daiichi Pharmaceutical Co. Ltd.                     347,000         5,305,519
Itochu Corp.                                      1,735,000         5,204,405
Shionogi & Co. Ltd.                                 347,000         5,103,291
Taisho Pharmaceutical Co. Ltd.                      347,000         5,085,447
Sumitomo Chemical Co. Ltd.                        1,388,000         5,020,021
Mitsubishi Chemical Corp.                         2,082,000         4,835,636
West Japan Railway Co.                                1,388         4,817,792
Nippon Unipac Holding                                 1,041         4,764,261
Konica Minolta Holdings Inc.                        347,000         4,755,339
Matsushita Electric Works Ltd.                      694,000         4,698,834
Terumo Corp.                                        242,900         4,694,374
Sumitomo Trust & Banking Co. Ltd. (The)           1,041,000         4,692,887
Sumitomo Realty & Development Co. Ltd.              694,000         4,496,606
Bank of Yokohama Ltd. (The)                       1,388,000         4,330,065
Sumitomo Corp.                                      694,000         4,300,326
Nikon Corp./1/                                      347,000         4,285,456
Sankyo Co. Ltd.                                     347,000         4,282,482
Nippon Express Co. Ltd.                           1,041,000         4,264,638
Yamato Transport Co. Ltd.                           347,000         4,130,811
Resona Holdings Inc./1/                           4,511,000         3,943,452
Marui Co. Ltd.                                      347,000         3,866,130
Promise Co. Ltd.                                    104,100         3,854,234
Toyo Seikan Kaisha Ltd.                             347,000         3,809,625
Mitsui Chemicals Inc.                               694,000         3,717,432
Hirose Electric Co. Ltd.                             34,700         3,714,458
Chugai Pharmaceutical Co. Ltd.                      347,000         3,675,797
Shiseido Co. Ltd.                                   347,000         3,631,188
Tokyu Corp.                                       1,041,000         3,631,188
Mitsui O.S.K. Lines Ltd.                          1,041,000         3,613,344
Trend Micro Inc./1/                                 173,500         3,494,386
UNY Co. Ltd.                                        347,000         3,476,543
Kubota Corp.                                      1,041,000         3,443,829
Yamaha Corp.                                        208,200         3,429,554
Keihin Electric Express Railway Co. Ltd.            694,000         3,420,038
Sumitomo Metal Industries Ltd.                    3,817,000         3,402,194
Yokogawa Electric Corp.                             347,000         3,357,585
Nippon Meat Packers Inc.                            347,000         3,348,663
Keio Electric Railway Co. Ltd.                      694,000         3,312,976
ACOM Co. Ltd.                                        79,810         3,310,596
Oriental Land Co. Ltd.                               69,400         3,295,132
Toho Co. Ltd.                                       312,300         3,281,452
Daido Life Insurance Co. Ltd.                         1,388         3,259,445
Uni-Charm Corp.                                      69,400         3,211,862
Sumitomo Metal Mining Co. Ltd.                      694,000         3,158,330
Tobu Railway Co. Ltd.                             1,041,000         3,042,347
Isetan Co. Ltd.                                     347,000         3,009,633
Credit Saison Co. Ltd.                              173,500         3,003,685
Teijin Ltd.                                       1,041,000         2,962,050
Mabuchi Motor Co. Ltd.                               34,700         2,929,337
AIFUL Corp.                                          52,050         2,908,519
Fast Retailing Co. Ltd.                              69,400         2,884,727
Sekisui Chemical Co. Ltd.                           694,000         2,878,779
Kajima Corp.                                      1,041,000         2,846,066
Joyo Bank Ltd.                                    1,041,000         2,837,144
Yamada Denki Co. Ltd.                               104,100         2,819,301
Daito Trust Construction Co. Ltd.                   104,100         2,801,457
Nidec Corp.                                          34,700         2,780,639
Toto Ltd.                                           347,000         2,777,665
NSK Ltd.                                            694,000         2,706,291

SCHEDULE OF INVESTMENTS                                                        9
iSHARES MSCI JAPAN INDEX FUND
August 31, 2003

SECURITY                                             SHARES             VALUE
-----------------------------------------------------------------------------
Casio Computer Co. Ltd.                             347,000   $     2,691,421
Nissan Chemical Industries Ltd.                     347,000         2,679,525
Kuraray Co. Ltd.                                    347,000         2,617,072
Marubeni Corp.                                    1,735,000         2,617,072
Citizen Watch Co. Ltd.                              347,000         2,575,437
Kaneka Corp.                                        347,000         2,569,489
Taisei Corp.                                      1,041,000         2,542,724
Nisshin Seifun Group Inc.                           347,000         2,533,802
THK Co. Ltd.                                        138,800         2,527,854
Furkukawa Electric Co. Ltd.                         694,000         2,521,906
Bank of Fukuoka Ltd.                                694,000         2,498,115
Oki Electric Industry Co. Ltd./1/                   694,000         2,367,261
TonenGeneral Sekiyu K.K.                            347,000         2,361,313
Shimamura Co. Ltd.                                   34,700         2,340,495
Mitsui Mining & Smelting Co. Ltd.                   694,000         2,331,574
Konami Corp.                                        104,100         2,306,295
Mitsui Trust Holdings Inc./1/                       694,000         2,295,886
Anritsu Corp./1/                                    347,000         2,286,964
Obayashi Corp.                                      694,000         2,272,095
NGK Insulators Ltd.                                 347,000         2,269,121
Chiba Bank Ltd. (The)                               694,000         2,260,199
CSK Corp.                                            69,400         2,242,355
JAFCO Co. Ltd.                                       34,700         2,239,381
Nippon Shokubai Co. Ltd.                            347,000         2,227,485
Asahi Breweries Ltd.                                347,000         2,224,512
Shimizu Corp.                                       694,000         2,218,564
Mitsubishi Rayon Co. Ltd.                           694,000         2,206,668
Ishikawajima-Harima Heavy Industries Co. Ltd.     1,388,000         2,200,720
Kawasaki Heavy Industries Ltd.                    1,735,000         2,200,720
Kikkoman Corp.                                      347,000         2,200,720
Nissin Food Products Co. Ltd.                       104,100         2,199,233
Dainippon Screen Manufacturing Co. Ltd./1/          347,000         2,168,007
Takashimaya Co. Ltd.                                347,000         2,168,006
Taiheiyo Cement Corp.                             1,041,000         2,123,397
Takara Holdings Inc.                                347,000         2,066,892
Denki Kagaku Kogyo Kabushiki Kaisha                 694,000         2,022,283
Lawson Inc.                                          69,400         2,022,283
Kamigumi Co. Ltd.                                   347,000         1,995,518
Showa Denko K.K./1/                               1,041,000         1,980,648
Suruga Bank Ltd. (The)                              347,000         1,953,882
Kyowa Hakko Kogyo Co. Ltd.                          347,000         1,950,908
Seino Transportation Co. Ltd.                       347,000         1,950,908
Tosoh Corp.                                         694,000         1,933,065
Shimano Inc.                                        104,100         1,891,430
Sumitomo Bakelite Co. Ltd.                          347,000         1,876,560
Ube Industries Ltd.                               1,041,000         1,846,820
SEGA Corp./1/                                       173,500         1,762,063
Daimaru Inc. (The)                                  347,000         1,739,758
Hino Motors Ltd.                                    347,000         1,736,784
Minebea Co. Ltd.                                    347,000         1,727,862
Suzuken Co. Ltd.                                     69,400         1,701,097
NTN Corp.                                           347,000         1,668,384
Fuji Television Network Inc.                            347         1,650,540
Japan Airlines System Corp.                         694,000         1,635,670
Ebara Corp.                                         347,000         1,629,722
Oracle Corp.                                         34,700         1,623,774
Nippon Kayaku Co. Ltd.                              347,000         1,620,800
Fujikura Ltd.                                       347,000         1,564,296
Nisshinbo Industries Inc.                           347,000         1,561,322
Mitsubishi Materials Corp./1/                     1,041,000         1,552,400
Toyoda Gosei Co. Ltd.                                69,400         1,549,426
Fuji Electric Co. Ltd.                              694,000         1,546,452
All Nippon Airways Co. Ltd./1/                      694,000         1,516,712
Sumitomo Heavy Industries Ltd./1/                   694,000         1,516,712
Amada Co. Ltd.                                      347,000         1,498,869
Bandai Co. Ltd.                                      34,700         1,489,947
Dainippon Ink & Chemicals Inc.                      694,000         1,475,077
Namco Ltd.                                           69,400         1,439,390
Dowa Mining Co. Ltd.                                347,000         1,424,520
Daicel Chemical Industries Ltd.                     347,000         1,412,624
Gunma Bank Ltd.                                     347,000         1,409,650
Gunze Ltd.                                          347,000         1,409,650
77 Bank Ltd. (The)                                  347,000         1,391,807
FamilyMart Co. Ltd.                                  69,400         1,385,859
Mitsui Engineering & Shipbuilding Co. Ltd.        1,041,000         1,347,197
Teikoku Oil Co. Ltd.                                347,000         1,323,406
Kinden Corp.                                        347,000         1,281,771
Benesse Corp.                                        69,400         1,275,823
Ito En Ltd.                                          34,700         1,263,927
Toyobo Co. Ltd.                                     694,000         1,255,005

10                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES MSCI JAPAN INDEX FUND
August 31, 2003

SECURITY                                             SHARES             VALUE
-----------------------------------------------------------------------------
Nippon Sanso Corp.                                  347,000   $     1,252,031
Meitec Corp.                                         34,700         1,249,057
Nippon Mining Holdings Inc.                         520,500         1,244,596
Shimachu Co. Ltd.                                    69,400         1,243,109
Aeon Credit Service Co. Ltd.                         34,790         1,237,389
Hitachi Cable Ltd.                                  347,000         1,228,240
Meiji Dairies Corp.                                 347,000         1,195,526
Okumura Corp.                                       347,000         1,192,552
Kawasaki Kisen Kaisha Ltd.                          347,000         1,183,630
Meiji Seika Kaisha Ltd.                             347,000         1,174,709
Coca-Cola West Japan Co. Ltd.                        69,400         1,135,453
Nichirei Corp.                                      347,000         1,124,152
Katokichi Co. Ltd.                                   69,400         1,111,661
Aoyama Trading Co. Ltd.                              69,400         1,103,929
Nishimatsu Construction Co. Ltd.                    347,000         1,094,412
Capcom Co. Ltd.                                     104,100         1,089,356
Nippon Sheet Glass Co. Ltd.                         347,000         1,070,621
Itochu Techno-Science Corp.                          34,700           996,272
Mitsukoshi Ltd./2/                                  347,000           951,663
TIS Inc.                                             34,700           951,663
Hokuriku Bank Ltd. (The)/1/                         694,000           945,715
Hitachi Software Engineering Co. Ltd.                34,700           936,793
Ariake Japan Co. Ltd.                                34,700           933,819
Mitsubishi Gas Chemical Co. Inc.                    347,000           877,314
Toda Corp.                                          347,000           862,444
Kanebo Ltd./1/                                      694,000           844,601
Sapporo Breweries Ltd.                              347,000           826,757
Asatsu-DK Inc.                                       34,700           811,887
World Co. Ltd.                                       34,700           807,426
Ashikaga Financial Group Inc./1/                    694,000           761,330
Sumitomo Osaka Cement Co. Ltd.                      347,000           695,903
Bellsystem24 Inc.                                     3,470           691,442
Ishihara Sangyo Kaisha Ltd./1/                      347,000           689,955
Autobacs Seven Co. Ltd.                              34,700           661,703
Aderans Co. Ltd.                                     34,700           628,990
Saizeriya Co. Ltd.                                   69,490           589,605
Snow Brand Milk Products Co. Ltd./1/                173,500           478,805
TOTAL COMMON STOCKS
  (Cost: $1,771,177,593)                                        1,726,493,435

                                                  SHARES OR
SECURITY                                          PRINCIPAL             VALUE
-----------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 11.88%

MONEY MARKET FUNDS - 7.71%
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares/3/,/4/                     87,201,509   $    87,201,509
Barclays Global Investors Funds Prime
 Money Market Fund, Institutional
 Shares/3/,/4/                                   33,451,175        33,451,175
BlackRock Temp Cash Money Market Fund/3/          1,760,140         1,760,140
Short Term Investment Co. - Liquid
 Assets Money Market Portfolio/3/                 3,041,016         3,041,016
Short Term Investment Co. - Prime Money
 Market Portfolio, Institutional
 Shares/3/                                        7,733,547         7,733,547
                                                                  133,187,387

FLOATING RATE NOTES - 2.89%
Beta Finance Inc.
  1.07%, 05/20/04 /3/                          $  1,520,508         1,520,346
  1.16%, 08/23/04 /3/                             1,520,508         1,521,778
Canadian Imperial Bank of Commerce
  1.07%, 10/30/03 /3/                             1,216,406         1,216,406
  1.37%, 08/26/04 /3/                             3,041,016         3,041,016
CC USA Inc.
  1.06%, 05/24/04 /3/                             3,041,016         3,040,797
  1.07%, 04/19/04 /3/                             1,338,047         1,338,005
  1.11%, 07/15/04 /3/                             1,520,508         1,520,983
Dorada Finance Inc.
  1.07%, 05/20/04 /3/                             3,041,016         3,040,691
  1.24%, 08/09/04 /3/                               760,254           760,148
Five Finance Inc.
  1.08%, 04/15/04 /3/                             1,520,508         1,520,508
HBOS Treasury Services PLC
  1.27%, 06/24/04 /3/                             3,041,016         3,041,016
Holmes Financing PLC
  1.07%, 04/15/04 /3/                               608,203           608,203

SCHEDULE OF INVESTMENTS                                                       11
iSHARES MSCI JAPAN INDEX FUND
August 31, 2003

SECURITY                                          PRINCIPAL            VALUE
-----------------------------------------------------------------------------
K2 USA LLC
  1.07%, 08/16/04 /3/                          $    760,254   $       760,146
  1.08%, 04/13/04 /3/                             1,520,508         1,520,462
  1.08%, 05/17/04 /3/                             1,520,508         1,520,455
Links Finance LLC
  1.05%, 07/20/04 /3/                             1,216,406         1,216,192
  1.07%, 05/04/04 /3/                             1,520,508         1,520,457
  1.07%, 06/28/04 /3/                             1,520,508         1,520,259
  1.08%, 03/29/04 /3/                             1,520,508         1,520,508
Nationwide Building Society
  1.08%, 07/23/04 /3/                             2,280,762         2,280,762
Sigma Finance Inc.
  1.05%, 07/20/04 /3/                             1,520,508         1,520,240
  1.06%, 10/15/03 /3/                             3,041,016         3,040,980
  1.06%, 07/01/04 /3/                             1,520,508         1,520,193
  1.24%, 08/06/04 /3/                               760,254           760,183
Tango Finance Corp.
  1.05%, 07/15/04 /3/                               912,305           912,043
  1.06%, 07/06/04 /3/                               912,305           912,226
Toronto Dominion
  1.33%, 08/23/04 /3/                             1,976,660         1,975,692
White Pine Finance LLC
  1.06%, 07/06/04 /3/                             1,824,610         1,824,462
  1.07%, 05/17/04 /3/                             1,824,610         1,824,610
  1.08%, 04/20/04 /3/                             1,520,508         1,520,508
                                                                   49,840,275

COMMERCIAL PAPER - 1.10%
Corporate Asset Funding Corp.
  1.06%, 09/24/03 /3/                               912,305           911,714
CRC Funding LLC
  1.05%, 09/25/03 /3/                             1,520,508         1,519,488
  1.06%, 09/16/03 /3/                               608,203           607,952
Edison Asset Securitization
  1.06%, 09/05/03 /3/                             1,520,508         1,520,374
  1.06%, 09/15/03 /3/                               912,305           911,956
  1.07%, 10/23/03 /3/                             2,858,555         2,854,222
Eureka Securitization Inc.
  1.05%, 09/18/03 /3/                             1,520,508         1,519,798
Jupiter Securitization Corp.
  1.07%, 09/02/03 /3/                               760,254           760,254
Park Avenue Receivables Corp.
  1.06%, 09/16/03 /3/                               760,254           759,941
Preferred Receivables Funding Corp.
  1.06%, 09/08/03 /3/                               760,254           760,120
Quincy Capital Corp.
  1.06%, 09/17/03 /3/                             3,150,736         3,149,344
Receivables Capital Corp.
  1.06%, 09/17/03 /3/                             2,219,942         2,218,966
UBS Finance (Delaware) Inc.
  1.09%, 09/02/03 /3/                             1,520,508         1,520,508
                                                                   19,014,637

TIME DEPOSITS - 0.18%
SunTrust Banks Inc.
  1.00%, 09/02/03 /3/                             3,041,016         3,041,016
                                                                    3,041,016
TOTAL SHORT TERM INVESTMENTS
  (Cost: $205,083,315)                                            205,083,315

TOTAL INVESTMENTS IN SECURITIES - 111.86%
  (Cost $1,976,260,908)                                         1,931,576,750
OTHER ASSETS, LESS LIABILITIES - (11.86%)                        (204,721,849)
                                                              ---------------
NET ASSETS - 100.00%                                          $ 1,726,854,901
                                                              ===============

/1/  Non-income earning securities.
/2/ Security valued at fair value in accordance with procedures approved by the Board of Directors. See Note 1.
/3/ All or a portion of this security represents investments of securities lending collateral.
/4/  Issuer is an affiliate of the Fund's investment advisor. See Note 2.

SEE NOTES TO FINANCIAL STATEMENTS.

12                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES, INC.
August 31, 2003

                                                                      iSHARES
                                                                   MSCI JAPAN
                                                                   INDEX FUND
-----------------------------------------------------------------------------
ASSETS
Investments at cost                                           $ 1,976,260,908
                                                              ---------------
Foreign currency, at cost                                     $     1,266,193
                                                              ---------------
Investments in securities, at value (including
 securities on loan/1/) (Note 1)                              $ 1,931,576,750
Foreign currency, at value                                          1,283,300
Receivables:
  Dividends and interest                                              600,696
                                                              ---------------
Total Assets                                                    1,933,460,746
                                                              ---------------

LIABILITIES
Payables:
  Collateral for securities on loan (Note 5)                      204,503,705
  Advisory fees (Note 2)                                            1,477,269
  Distribution fees                                                   624,871
                                                              ---------------
Total Liabilities                                                 206,605,845
                                                              ---------------
NET ASSETS                                                    $ 1,726,854,901
                                                              ===============

NET ASSETS CONSIST OF:
  Paid-in capital                                             $ 1,854,005,314
  Accumulated net investment loss                                    (240,476)
  Accumulated net realized loss                                   (82,247,705)
  Net unrealized depreciation on investments and
   translation of assets and liabilities in
   foreign currencies                                             (44,662,232)
                                                              ---------------
NET ASSETS                                                    $ 1,726,854,901
                                                              ===============
iShares outstanding                                               208,200,000
                                                              ===============
Net asset value per iShare                                    $          8.29
                                                              ===============

/1/  Securities on loan with market value of $194,764,480. See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          13

Statement of Operations

iSHARES, INC.
Year ended August 31, 2003

                                                                      iSHARES
                                                                   MSCI JAPAN
                                                                   INDEX FUND
-----------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/1/                                                $     6,253,519
  Interest                                                             35,640
  Securities lending income                                           400,420
                                                              ---------------
Total investment income                                             6,689,579
                                                              ---------------
EXPENSES (NOTE 2)
  Advisory fees                                                     4,549,589
  Distribution fees                                                 1,927,792
                                                              ---------------
Total expenses                                                      6,477,381
                                                              ---------------
Net investment income                                                 212,198
                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) from:
    Investments                                                   (10,052,318)
    In-kind redemptions                                            18,641,133
    Foreign currency transactions                                      85,111
                                                              ---------------
  Net realized gain                                                 8,673,926
                                                              ---------------
  Net change in unrealized appreciation (depreciation) on:
    Investments                                                   171,078,541
    Translation of assets and liabilities in
     foreign currencies                                                21,946
                                                              ---------------
  Net change in unrealized appreciation (depreciation)            171,100,487
                                                              ---------------
Net realized and unrealized gain                                  179,774,413
                                                              ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   179,986,611
                                                              ===============

/1/  Net of foreign withholding tax of $831,913.

SEE NOTES TO FINANCIAL STATEMENTS.

14                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES, INC.

                                                      iSHARES
                                                     MSCI JAPAN
                                                     INDEX FUND
                                          --------------------------------
                                                  For the          For the
                                               year ended       year ended
                                          August 31, 2003  August 31, 2002
--------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)            $       212,198  $      (665,377)
  Net realized gain (loss)                      8,673,926       (5,680,904)
  Net change in unrealized appreciation
   (depreciation)                             171,100,487     (101,966,848)
                                          ---------------  ---------------
Net increase (decrease) in net assets
 resulting from operations                    179,986,611     (108,313,129)
                                          ---------------  ---------------
Undistributed net investment income
 included in the price of capital
 shares issued or redeemed                              -               88
                                          ---------------   --------------
iSHARES TRANSACTIONS:
  iShares sold                              1,146,153,031      316,156,642
  iShares redeemed                           (265,660,262)     (69,366,813)
                                          ---------------  ---------------
Net increase in net assets from iShares
 transactions                                 880,492,769      246,789,829
                                          ---------------  ---------------
INCREASE IN NET ASSETS                      1,060,479,380      138,476,788

NET ASSETS:

Beginning of year                             666,375,521      527,898,733
                                          ---------------  ---------------
End of year                               $ 1,726,854,901  $   666,375,521
                                          ===============  ===============

Accumulated net investment loss included
 in net assets at end of year             $      (240,476) $      (546,957)
                                          ===============  ===============

iSHARES ISSUED AND REDEEMED:

  iShares sold                                158,400,000       36,600,000
  iShares redeemed                            (36,000,000)      (9,001,000)
                                          ---------------  ---------------
Net increase in iShares outstanding           122,400,000       27,599,000
                                          ===============  ===============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS                                                          15

Financial Highlights

iSHARES, INC.
(For a share outstanding throughout each period)

                                                                 iSHARES MSCI JAPAN INDEX FUND
                                      ------------------------------------------------------------------------------------
                                         Year ended       Year ended        Year ended        Year ended        Year ended
                                      Aug. 31, 2003    Aug. 31, 2002     Aug. 31, 2001     Aug. 31, 2000     Aug. 31, 1999
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $        7.77    $        9.07     $       13.82     $       13.22     $        8.39
                                      -------------    -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)/1/              0.00/3/         (0.01)            (0.01)            (0.05)            (0.03)
  Net realized and unrealized
   gain (loss)                                 0.52            (1.29)            (4.74)             1.21              4.91
                                      -------------    -------------     -------------     -------------     -------------
Total from investment operations               0.52            (1.30)            (4.75)             1.16              4.88
                                      -------------    -------------     -------------     -------------     -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                           -                -                 -             (0.00)/3/         (0.04)
  Net realized gain                               -                -                 -             (0.53)                -
  Return of capital                               -                -                 -             (0.03)            (0.01)
                                      -------------    -------------     -------------     -------------     -------------
Total distributions                               -                -                 -             (0.56)            (0.05)
                                      -------------    -------------     -------------     -------------     -------------
NET ASSET VALUE, END OF YEAR          $        8.29    $        7.77     $        9.07     $       13.82     $       13.22
                                      =============    =============     =============     =============     =============

TOTAL RETURN                                   6.69%          (14.33)%          (34.37)%            8.75%            58.14%
                                      =============    =============     =============     =============     =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000s)      $   1,726,855    $     666,376     $     527,899     $     787,790     $     713,653
  Ratio of expenses to average
   net assets                                  0.84%            0.84%             0.84%             0.88%             0.94%
  Ratio of net investment income
   (loss) to average net assets                0.03%           (0.12)%           (0.11)%           (0.32)%           (0.27)%
  Portfolio turnover rate/2/                      2%               2%               21%               22%                0%

/1/  Based on average shares outstanding throughout the period.
/2/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/3/  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to the Financial Statements

iSHARES, INC.

1.   SIGNIFICANT ACCOUNTING POLICIES

iShares, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994. As of August 31, 2003, the Company offered 24 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Japan Index Fund (the "Fund").

The Fund's investment objective is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan Index compiled by Morgan Stanley Capital International Inc. ("MSCI"). The investment advisor utilizes a "passive" or index approach to achieve the Fund's investment objective. The Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold stocks in fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

The Fund invests in the securities of foreign issuers of a single country, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Under the Fund's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

Certain prior year amounts in the financial statements have been reclassified to be consistent with the current period presentation. These reclassifications had no impact on prior year net assets, net income or distributions.

SECURITY VALUATION

Portfolio securities for which market prices are readily available are valued using the official closing price of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark index used by the Fund. Short-term investments are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets

NOTES TO THE FINANCIAL STATEMENTS                                             17
iSHARES, INC.

for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Company's Board of Directors.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The Fund's accounting records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rate utilized by MSCI in the calculation of the MSCI Japan Index (currently, exchange rate as of 4:00 p.m. London time). However, the Company may use a different exchange rate from the rate used by MSCI in the event that the investment advisor concludes that such rate is more appropriate.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

EQUALIZATION

Prior to January 1, 2002, the Fund used the accounting practice of equalization. This accounting method was used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amounts of equalization are disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually. Distributions of net realized gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

At August 31, 2003, the tax year-end of the Fund, the component of distributable earnings on a tax basis was $474,213 from undistributed ordinary income.

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Company's other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2003.

From November 1, 2002 to August 31, 2003, the Fund incurred net realized capital losses of $5,627,048. As permitted by tax regulations, the Fund has elected to defer those losses and treat them as arising in the year ended August 31, 2004.

18                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

At August 31, 2003, the tax year-end of the Fund, the Fund had tax basis net capital loss carryforwards of $2,959,030, $62,572,173 and $3,621,148 expiring in 2009, 2010 and 2011, respectively. Such losses may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration date, whichever occurs first.

If the Fund owns shares in certain foreign investment entities, referred to, under U.S. tax law code, as "passive foreign investment companies", the Fund may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

For the year ended August 31, 2003, the Fund reclassified certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset value per share.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Barclays Global Fund Advisors ("BGFA") acts as investment advisor to the Company and is responsible for the investment management of the Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA serves as investment advisor to the Fund pursuant to an Advisory Agreement between the Company and BGFA, as amended December 28, 2001. Under this agreement, BGFA is responsible for placing purchase and sale orders, providing continuous supervision of the investment portfolio of the Fund, and the general management of the Company's affairs.

Under the Advisory Agreement, BGFA is responsible for all of the expenses ("Covered Expenses") of the Fund, other than interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, extraordinary expenses, distribution fees and advisory fees.

For its investment management services to the Fund, BGFA is entitled to an annual investment advisory fee based on the Fund's allocable portion of the aggregate net assets of all the funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI Emerging Markets, iShares MSCI Pacific ex-Japan, iShares MSCI South Africa, iShares MSCI South Korea, and iShares MSCI Taiwan Index Funds) as follows:

     --------------------------------------------------------------------
     ADVISORY FEE      AGGREGATE NET ASSETS
     --------------------------------------------------------------------
     0.59%             First $7 billion
     0.54              Over $7 billion, up to and including $11 billion
     0.49              Over $11 billion
     --------------------------------------------------------------------

Barclays Global Investors, N.A. ("BGI") has a license agreement with MSCI for the use of the MSCI Japan Index. Under a sub-license agreement between BGI and the Fund, the fee for the use of the MSCI Japan Index is paid directly by BGI to MSCI.

Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian and transfer agent for the Company. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

NOTES TO THE FINANCIAL STATEMENTS                                             19
iSHARES, INC.

Prior to February 24, 2003, Investors Bank served as securities lending agent for the Company. Effective February 24, 2003, BGI began serving as securities lending agent for the Company. BGI is an affiliate of BGFA, the Funds' investment advisor. The Board of Directors has approved the selection of BGI as securities lending agent subject to the conditions of the exemptive order that was issued by the Securities and Exchange Commission ("SEC"). As securities lending agent, BGI receives a fee based on a share of the income earned on investment of the cash collateral received for the loan of securities. For the period from February 24, 2003 through August 31, 2003, BGI earned securities lending agent fees of $297,662.

SEI Investments Distribution Co. (the "Distributor") serves as the Fund's underwriter and distributor of the shares of the Fund, pursuant to a Distribution Agreement with the Company. The Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, the Distributor is entitled to receive a distribution fee from the Fund, not to exceed 0.25% of the average daily net assets of the Fund, for distribution-related services.

Pursuant to an exemptive order issued by the SEC, the Fund may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") and Prime Money Market Fund ("PMMF") of Barclays Global Investors Funds. The IMMF and PMMF are feeder funds in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio and Prime Money Market Master Portfolio, respectively, which are managed by BGFA, the Fund's investment advisor. The IMMF and PMMF are open-end money market funds available only to institutional investors, including other investment companies managed by BGFA. The IMMF and PMMF seek a high level of income consistent with liquidity and the preservation of capital. While the IMMF and PMMF do not directly charge an advisory fee, the master portfolios in which they invest do charge an advisory fee. Income distributions from the IMMF and PMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Fund from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statement of Operations.

As of August 31, 2003, certain directors and officers of the Company are also employees of BGFA and its affiliates or employees of Investors Bank.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the year ended August 31, 2003, aggregated $22,322,028 and $18,216,287, respectively.

In-kind purchases and sales for the year ended August 31, 2003, aggregated $1,141,392,395 and $265,014,115, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $1,984,443,903. Net unrealized depreciation aggregated $52,867,153, of which $71,277,677 represented gross unrealized appreciation on securities and $124,144,830 represented gross unrealized depreciation on securities.

4.   iSHARES TRANSACTIONS

The Company's authorized shares are 10.9 billion shares of $.001 par value capital stock. At August 31, 2003, 2,124,600,000 shares were authorized to the Fund.

The Company issues and redeems shares ("iShares") of the Fund only in aggregations of a specified number of iShares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

20                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

The consideration for purchase of Creation Units of the Fund is generally the in-kind deposit of a designated portfolio of equity securities constituting a portfolio sampling representation of the MSCI Japan Index and an amount of cash. A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

5.   LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 105% of the market value of the loaned securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

As of August 31, 2003, the Fund had loaned securities which were collateralized by cash. The cash collateral received was invested in a joint account which invests in securities with remaining maturities of 397 days or less and money market mutual funds. Income from the joint account is allocated daily to the Fund, based on the Fund's portion of the total cash collateral received. The market value of the securities on loan at August 31, 2003, and the value of the related collateral are disclosed in the Statement of Assets and Liabilities.

6.   LEGAL PROCEEDINGS

The Company has reached a settlement in an action in the U.S. District Court for the Northern District of Illinois. In the action, a company named Mopex, Inc. and a company named Realtimemutualfunds.com alleged that the actions of the Company and others infringed a patent held by Mopex, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. The patent itself was found to be invalid in a related action to which the Company was not a party. In the settlement, the plaintiffs' claims and allegations are dismissed with prejudice, and neither the Company nor any other defendant will pay any compensation to the plaintiffs.

NOTES TO THE FINANCIAL STATEMENTS                                             21

Report of Independent Auditors

To the Shareholders and Board of Directors of iShares, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Japan Index Fund (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Fund as of August 31, 2000 and for the two years then ended were audited by other auditors, whose report dated October 13, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
October 3, 2003

22                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES, INC.

For the year ended August 31, 2003, the iShares MSCI Japan Index Fund earned foreign source income of $7,085,432 and paid foreign taxes of $604,154 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

An estimate of qualified dividend income of $7,059,077 was received by the Fund through August 31, 2003 that qualifies for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

TAX INFORMATION                                                               23

Supplemental Information (Unaudited)

iSHARES, INC.

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the iShares MSCI Japan Index Fund (the "Fund") and the Fund's net asset value. Net asset value, or "NAV", is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of the Fund is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund is listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund, for the five-year period from July 1, 1998 through June 30, 2003, the date of the most recent calendar quarter-end.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY EACH TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

                          iSHARES MSCI JAPAN INDEX FUND
               PERIOD COVERED: JULY 1, 1998 THROUGH JUNE 30, 2003

                                                         NUMBER   PERCENTAGE OF
PREMIUM/DISCOUNT RANGE                                   OF DAYS   TOTAL DAYS
----------------------                                   -------  -------------
Greater than 3.0% ...................................         11           0.88%
Greater than 2.5% and Less than 3.0% ................         15           1.19
Greater than 2.0% and Less than 2.5% ................         29           2.31
Greater than 1.5% and Less than 2.0% ................         62           4.93
Greater than 1.0% and Less than 1.5% ................        144          11.46
Greater than 0.5% and Less than 1.0% ................        228          18.14
BETWEEN 0.5% AND -0.5% ..............................        483          38.42
Less than -0.5% and Greater than -1.0% ..............        146          11.61
Less than -1.0% and Greater than -1.5% ..............         78           6.21
Less than -1.5% and Greater than -2.0% ..............         36           2.86
Less than -2.0% and Greater than -3.0% ..............         14           1.11
Less than -3.0% .....................................         11           0.88
                                                         -------  -------------
                                                           1,257         100.00%
                                                         =======  =============

24                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Directors Information (Unaudited)

iSHARES, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and oversees 81 portfolios within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 106 portfolios within the fund complex. Additional information about the Funds' Directors may be found in the Funds' Statement of Additional Information, which is available without charge upon request by calling toll-free 1-800-474-2737.

                              INTERESTED DIRECTORS+

                               POSITION(S),               PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS       LENGTH OF SERVICE              DURING PAST 5 YEARS                 OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------
*LEE T. KRANEFUSS (41)       Director,              Chief Executive Officer of the         Trustee (since June 18, 2003) of
Barclays Global              Chairman, and          Individual Investor Business of        iShares Trust; Board of Trustees
Investors                    President (since       Barclays Global Investors, N.A.;       for Barclays Global Investors Funds
45 Fremont Street            June 18, 2003)         The Boston Consulting Group (until     and Master Investment Portfolio
San Francisco, CA 94105                             1997).                                 (since 2001).

*NATHAN MOST (89)            Director               Consultant to BGI (1998-2002),         Trustee (since 2000) and President
P.O. Box 193                 (since 1996)           American Stock Exchange (1996-2000)    (2000-2002) of iShares Trust
Burlingame, CA 94011                                and the Hong Kong Stock Exchange
                                                    (1998 to present); Consultant to
                                                    the Amsterdam Stock Exchange
                                                    (1997-1998); Consultant to the
                                                    Pacific Stock Exchange (1997-1998).

----------
+ Garrett F. Bouton served as Chairman, President and interested Director of the Board through June 17, 2003.
* Lee T. Kranefuss and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.

DIRECTORS INFORMATION                                                         25
iSHARES, INC.

                             INDEPENDENT DIRECTORS

                               POSITION(S),               PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS       LENGTH OF SERVICE              DURING PAST 5 YEARS                 OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------
JOHN B. CARROLL (67)         Director               Retired Vice President of              Trustee (since 2001) of iShares
520 Main Street              (since 1996)           Investment Management (1984-2000)      Trust; Trustee and member of the
Ridgefield, CT 06877                                of Verizon Corporation; Advisory       Executive Committee (since 1991) of
                                                    Board member of Ibbotson Associates    The Common Fund Institutional
                                                    (1992-1998); former Vice Chairman      Funds, a non-profit organization;
                                                    and Executive Committee Member         Member of the Board of Managers of
                                                    (1994-1998) of the Committee on        JP Morgan Private Equity Funds.
                                                    Investment of Employee Benefit
                                                    Assets of the Financial Executive
                                                    Institute.

RICHARD K. LYONS (42)        Director               Professor, University of               Trustee (since 2000) of iShares
Haas School of               (since 2001)           California, Berkeley: Haas School      Trust; Trustee (since 2001) of
Business,                                           of Business (since 1993);              Barclays Global Investors Funds and
UC Berkeley                                         Consultant for IMF World Bank,         Master Investment Portfolio; Board
Berkeley, CA 94720                                  Federal Reserve Bank, and Citibank     of Trustees: Matthews Asian Funds
                                                    N.A. (since 2000).                     since 1995 (oversees 6 portfolios).

GEORGE C. PARKER (64)        Director               Dean Witter Distinguished Professor    Trustee (since 2000) of iShares
Graduate School of           (since 2001)           of Finance (since 1994); Associate     Trust; Bailard, Biehl and
Business (Room K301)                                Dean for Academic Affairs, Director    Kaiser, Inc. (since 1985);
Stanford University                                 of MBA Program, and Professor,         California Casualty Group of
521 Memorial Way                                    Stanford University: Graduate          Insurance Companies (since 1978);
Stanford, CA 94305                                  School of Business (1993-2001).        Continental Airlines, Inc. (since
                                                                                           1996); Community First Financial
                                                                                           Group (since 1995); Dresdner/RCM
                                                                                           Mutual Funds (1994-2002); Tyon
                                                                                           Ranch Company (since 1999).

W. ALLEN REED (56)           Director               President and Chief Executive          Trustee (since 2001) of iShares
General Motors               (since 1996)           Officer (since 1994) of General        Trust; Director (since 1994) of
Investment                                          Motors Investment Management           General Motors Investment
Management Corp.                                    Corporation.                           Management Corporation; Director
767 Fifth Avenue                                                                           (1995-1998) of Taubman
New York, NY 10153                                                                         Centers, Inc. (a real estate
                                                                                           investment trust); Director (since
                                                                                           1992) of FLIR Systems (an imaging
                                                                                           technology company); Director
                                                                                           (since 1994) of General Motors
                                                                                           Acceptance Corporation; Director
                                                                                           (since 1994) of GMAC Insurance
                                                                                           Holdings, Inc.; Director (since
                                                                                           1995) of Global Emerging Markets
                                                                                           Fund; Director (since 2000) of
                                                                                           Temple Inland Industries; Chairman
                                                                                           (since 1995) of the Investment
                                                                                           Advisory Committee of Howard Hughes
                                                                                           Medical Institute.

26                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iSHARES, INC.

                         OFFICERS WHO ARE NOT DIRECTORS

                                                          PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS             POSITION                 DURING PAST 5 YEARS              DIRECTORSHIPS HELD BY OFFICERS
------------------------------------------------------------------------------------------------------------------------------
MICHAEL A. LATHAM (37)       Secretary, Treasurer   Director of Mutual Fund Delivery in    None.
Barclays Global              and Principal          the U.S. Individual Investor
Investors                    Financial Officer      Business of BGI (since 2000); Head
45 Fremont Street                                   of Operations, BGI Europe
San Francisco, CA 94105                             (1997-2000).

JEFFREY J. GABOURY (34)      Assistant Treasurer    Director (formerly Manager), Mutual    None.
Investors Bank & Trust Co.                          Fund Administration, Reporting and
200 Clarendon Street                                Compliance, IBT (since 1996).
Boston, MA 02116

DANELL J. DOTY (40)          Assistant Secretary    Head of Mutual Fund Administration,    None.
Barclays Global Investors                           BGI (since 1999); Vice President of
45 Fremont Street                                   Operations, Berkeley Capital
San Francisco, CA 94105                             Management (1994-1999); Vice
                                                    President and Secretary, The
                                                    Berkeley Funds (1997-1999).

SUSAN C. MOSHER (48)         Assistant Secretary    Senior Director & Senior Counsel,      None.
Investors Bank & Trust Co.                          Mutual Fund Administration, IBT
200 Clarendon Street                                (since 1995).
Boston, MA 02116

SANDRA I. MADDEN (37)        Assistant Secretary    Senior Associate Counsel, Mutual       None.
Investors Bank & Trust Co.                          Fund Administration, IBT (since
200 Clarendon Street                                1999); Associate, Scudder Kemper
Boston, MA 02116                                    Investments, Inc. (1996-1999).

THEDA HABER (49)             Chief Legal Officer    Attorney/Managing Director, Deputy     None.
Barclays Global Investors                           General Counsel and Head of U.S.
45 Fremont Street                                   Legal, BGI (since 1997);
San Francisco, CA 94105                             Attorney/Senior Counsel, BGI
                                                    (1994-2000).

LOIS TOWERS (51)             Assistant Vice         U.S. Compliance Officer, BGI (since    None.
Barclays Global Investors    President -- AML       1999).
45 Fremont Street            Compliance Officer
San Francisco, CA 94105

DIRECTORS INFORMATION                                                         27

Notes:

28                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES                                                                         29

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-iSHARES (1-800-474-2737) to obtain a prospectus for any iShares fund. The prospectus contains more complete information, including charges and expenses.

BROAD MARKET

iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

LARGE CAP

iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

MID CAP

iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

SMALL CAP

iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

SECTOR & INDUSTRY

iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

FIXED INCOME

iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares Lehman Aggregate Bond Fund (AGG) iShares GS $ InvesTop(TM) Corporate Bond Fund (LQD)

GLOBAL SECTOR

iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

INTERNATIONAL/BROAD MARKET

iShares MSCI EAFE Index Fund (EFA)
iShares MSCI Emerging Markets Index Fund (EEM)

INTERNATIONAL/REGIONAL

iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

INTERNATIONAL/DEVELOPED COUNTRY

iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF)

INTERNATIONAL/EMERGING COUNTRY

iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Africa Index Fund (EZA) iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

GLOBAL/BROAD MARKET

iShares S&P Global 100 Index Fund (IOO)

This advertising section does not constitute part of the 2003 Annual Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co.

30                                    2003 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a wholly owned subsidiary of Barclays Bank PLC, none of which is affiliated with SEI.

iShares are not sponsored, endorsed, sold, or promoted by Morgan Stanley Capital International, Inc., nor does this company make any representation regarding the advisability of investing in iShares.

INVESTING INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

(C)2003 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

THIS REPORT IS INTENDED FOR THE FUND'S SHAREHOLDERS. IT MAY NOT BE DISTRIBUTED TO PROSPECTIVE INVESTORS UNLESS IT IS PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS.

 iShares(R) INDUSTRIAL STRENGTH INVESTMENT TOOLS FROM BARCLAYS GLOBAL INVESTORS

                 1 800 iSHARES (1 800 474 2737) WWW.iSHARES.COM

                                                              [LOGO OF BARCLAYS]

BGI-F-005-09001

Item 2. Code of Ethics.

    As of August 31, 2003, the Registrant has adopted a code of ethics that applies to the Registrant's President and Principal Financial Officer. For the year ended August 31, 2003, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 10(a).

Item 3. Audit Committee Financial Expert.

    The Registrant's Board of Directors has determined that the Registrant has more than one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are John B. Carroll, Richard K. Lyons, George C. Parker and
    W. Allen Reed, all of whom are independent.

Item 4. Principal Accountant Fees and Services.

    Not applicable to this filing.

Item 5. Listed Company Audit Committees.

    Not applicable to this filing.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

    Not applicable to this registrant.

Item 8. [Reserved]

Item 9. Controls and Procedures.

    (a) The President and Principal Financial Officer have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of iShares, Inc. are reasonably designed to achieve the purposes described in the attached certification,
Section 4 (a).

    (b) There were no significant changes in the iShares, Inc.'s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 10. Exhibits.

      (a) Code of Ethics is attached.

      (b) Certification letters are attached.

      (c) Section 906 Certifications are attached.

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      iShares, Inc.

      By: /s/ Lee T. Kranefuss
    -------------------------------------
      Lee T. Kranefuss, President
      Date:    November 3, 2003

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By: /s/ Lee T. Kranefuss
    -------------------------------------
      Lee T. Kranefuss, President
      Date:    November 3, 2003

      By: /s/ Michael A. Latham

    -------------------------------------
      Michael A. Latham, Principal Financial Officer
      Date:    November 3, 2003